UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS INVESTMENT MANAGEMENT

MFS® Research Series

MFS® Variable Insurance Trust
Annual report

12/31/10
VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.0%
Danaher Corp.	2.6%
Exxon Mobil Corp.	2.4%
JPMorgan Chase & Co.	2.3%
Cisco Systems, Inc.	2.0%
Oracle Corp.	1.9%
Fluor Corp.	1.9%
Chevron Corp.	1.8%
Occidental Petroleum Corp.	1.8%
Philip Morris International, Inc.	1.7%

Global equity sectors
Technology	18.1%
Financial Services	16.0%
Capital Goods (s)	15.9%
Energy	15.4%
Consumer Cyclicals	10.8%
Health Care	10.7%
Consumer Staples	8.1%
Telecommunications/Cable Television	4.1%

(s)	Global equity sector includes equities and securities sold short.

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

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MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Research Series (the “fund”) provided a total return of 15.90%, while Service Class shares of the fund provided a total return of 15.64%. These compare with a return of 15.06% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the capital goods sector contributed to the fund’s performance relative to the S&P 500 Index. Logistics services firm Expeditors International of Washington, project management provider Fluor Corp., diversified mining company Teck Resources (b), industrial machinery manufacturer Bucyrus International (b)(h), and homebuilder Lennar Corp. (h) bolstered relative returns as all of these stocks significantly outperformed the benchmark over the reporting period. The stock of Expeditors International of Washington moved higher as earnings soared on steep improvements in both airfreight and ocean shipping demand. Shares of Bucyrus International climbed as the company experienced strong demand for their surface mining equipment. The company’s announcement that they had accepted a buyout offer from Caterpillar Inc. aided further price appreciation.

Security selection in the technology sector also boosted relative returns. Standout performers within this sector that benefited relative results included utility storage systems firm 3Par (b)(h) and computer and personal electronics maker Apple. Shares of 3Par increased due t0 a bidding war between Dell and Hewlett Packard to acquire the company in a tender offer. Elsewhere, not holding weak-performing software giant Microsoft also aided relative results.

Stock selection in the consumer cyclical sector was another positive area of relative performance. The fund’s overweight position in strong-performing apparel retailer Abercrombie & Fitch and specialty retailer Limited Brands had a positive impact on relative returns. Shares of Limited Brands appreciated as the company experienced a rise in same store sales that exceeded expectations. In addition, the company announced a special dividend along with a new share repurchase program.

The total return of the fund includes proceeds from a non-recurring litigation settlement received during the reporting period, which if excluded would have resulted in a lower total return.

Detractors from Performance

Stock selection in the consumer staples sector detracted from the fund’s relative performance. The timing of our ownership in shares of consumer products company Colgate-Palmolive (h) held back relative returns. Colgate-Palmolive’s shares depreciated after the company posted revenues below expectations. Colgate faced increasing competition from rival Procter &Gamble, which is making a bigger push into the oral-care business in many parts of the world, particularly in developing markets.

Security selection in the health care and financial services sectors was also a negative factor impacting relative results. Within the health care sector, medical device maker Medtronic was among the fund’s top relative detractors. Shares of Medtronic came under pressure due to weaker-than-expected sales, lower margins in its Cardiac Rhythm Management (CRM) business, and

3

MFS Research Series

Management Review – continued

a reduction in management’s revenue guidance. In the financial services sector, the timing of the fund’s ownership in financial services firm Citigroup held back relative returns.

Individual securities in other sectors that hindered relative performance included network equipment company Cisco Systems, agrichemical products company Monsanto, mobile products provider Palm, Inc. (b)(h), for-profit higher education provider Devry (h), publishing software company Adobe Systems (h), and internet search giant Google. Elsewhere, not owning strong-performing industrial manufacturer Caterpillar also hurt relative results.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	15.90%	3.88%	1.13%
Service Class	5/01/00	15.64%	3.62%	0.89%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		15.06%	2.29%	1.41%

(f)	Source: FactSet Research Systems Inc.

Included in the Initial Class and Service Class total returns for the year ended December 31, 2010 are proceeds received from a non-recurring litigation settlement against Tyco International Ltd. Had these proceeds not been included, the 1-year total returns would have each been lower by approximately 0.60%.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.90%	$1,000.00	$1,257.60	$5.12
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,256.14	$6.54
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.2%
Aerospace – 2.2%
Goodrich Corp.	14,800	$1,303,425
Honeywell International, Inc.	35,430	1,883,459
Precision Castparts Corp.	9,250	1,287,693

		$4,474,577

Apparel Manufacturers – 0.4%
NIKE, Inc., “B”	10,690	$913,140

Automotive – 0.5%
General Motors Co. (a)	26,930	$992,640

Biotechnology – 1.2%
Amgen, Inc. (a)	17,950	$985,455
Gilead Sciences, Inc. (a)	39,970	1,448,513

		$2,433,968

Broadcasting – 1.7%
Discovery Communications, Inc., “A” (a)	15,460	$644,682
Viacom, Inc., “B”	29,650	1,174,437
Walt Disney Co.	42,350	1,588,549

		$3,407,668

Brokerage & Asset Managers – 2.8%
Affiliated Managers Group, Inc. (a)	10,800	$1,071,576
Blackrock, Inc.	5,851	1,115,084
Charles Schwab Corp.	39,100	669,001
CME Group, Inc.	3,030	974,903
Franklin Resources, Inc.	11,000	1,223,310
GFI Group, Inc.	128,610	603,181

		$5,657,055

Business Services – 0.9%
Accenture Ltd., “A”	37,340	$1,810,617

Cable TV – 1.5%
Comcast Corp., “Special A”	78,700	$1,637,747
DIRECTV, “A” (a)	21,930	875,665
Virgin Media, Inc.	18,900	514,836

		$3,028,248

Chemicals – 2.9%
Celanese Corp.	42,610	$1,754,254
Ecolab, Inc.	35,100	1,769,742
Monsanto Co.	35,320	2,459,685

		$5,983,681

Computer Software – 3.7%
Autodesk, Inc. (a)	47,720	$1,822,904
Intuit, Inc. (a)	20,310	1,001,283
Oracle Corp.	123,660	3,870,558
VeriSign, Inc.	22,610	738,669

		$7,433,414

Computer Software – Systems – 6.6%
Apple, Inc. (a)	25,220	$8,134,963
EMC Corp. (a)	127,540	2,920,666

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – continued
Hewlett-Packard Co.	17,210	$724,541
International Business Machines Corp.	10,730	1,574,735

		$13,354,905

Construction – 1.2%
Owens Corning (a)	56,310	$1,754,057
Sherwin-Williams Co.	7,240	606,350

		$2,360,407

Consumer Products – 1.6%
Avon Products, Inc.	68,220	$1,982,473
Procter & Gamble Co.	19,150	1,231,920

		$3,214,393

Consumer Services – 0.5%
Monster Worldwide, Inc. (a)	39,200	$926,296

Electrical Equipment – 2.6%
Danaher Corp.	112,030	$5,284,455

Electronics – 2.6%
Advanced Micro Devices, Inc. (a)	110,860	$906,835
First Solar, Inc. (a)(l)	7,510	977,351
Intel Corp.	55,000	1,156,650
Microchip Technology, Inc.	32,980	1,128,246
Samsung Electronics Co. Ltd., GDR	2,568	1,083,439

		$5,252,521

Energy – Independent – 4.4%
Apache Corp.	17,040	$2,031,679
CONSOL Energy, Inc.	6,140	299,264
EQT Corp.	7,810	350,200
Noble Energy, Inc.	9,430	811,734
Occidental Petroleum Corp.	36,900	3,619,890
QEP Resources, Inc.	37,690	1,368,524
Southwestern Energy Co. (a)	12,750	477,233

		$8,958,524

Energy – Integrated – 4.8%
BP PLC, ADR	29,050	$1,283,139
Chevron Corp.	39,810	3,632,663
Exxon Mobil Corp. (s)	65,990	4,825,189

		$9,740,991

Engineering – Construction – 1.9%
Fluor Corp.	57,840	$3,832,478

Food & Beverages – 4.0%
Bunge Ltd.	18,410	$1,206,223
Coca-Cola Co.	23,620	1,553,487
Dr Pepper Snapple Group, Inc.	32,800	1,153,248
General Mills, Inc.	50,700	1,804,413
PepsiCo, Inc. (s)	36,980	2,415,903

		$8,133,274

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MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 0.4%
Walgreen Co.	20,480	$797,901

Gaming & Lodging – 0.5%
Marriott International, Inc., “A”	24,930	$1,035,592

General Merchandise – 2.7%
Dollar General Corp. (a)	17,720	$543,472
Kohl’s Corp. (a)	27,190	1,477,505
Target Corp.	57,320	3,446,652

		$5,467,629

Insurance – 3.3%
ACE Ltd.	23,220	$1,445,445
Aflac, Inc.	22,660	1,278,704
Aon Corp.	19,060	876,951
Chubb Corp.	15,480	923,227
MetLife, Inc.	25,340	1,126,110
Prudential Financial, Inc.	19,290	1,132,516

		$6,782,953

Internet – 1.0%
Google, Inc., “A” (a)	3,270	$1,942,282

Major Banks – 7.3%
Bank of America Corp.	254,540	$3,395,564
Bank of New York Mellon Corp.	45,989	1,388,868
Goldman Sachs Group, Inc.	15,550	2,614,888
JPMorgan Chase & Co. (s)	108,290	4,593,662
KeyCorp	115,120	1,018,812
State Street Corp.	12,440	576,470
SunTrust Banks, Inc.	38,290	1,129,938

		$14,718,202

Medical & Health Technology & Services – 1.3%
Medco Health Solutions, Inc. (a)	15,930	$976,031
Patterson Cos., Inc.	23,840	730,219
Quest Diagnostics, Inc.	17,240	930,443

		$2,636,693

Medical Equipment – 3.8%
Becton, Dickinson & Co.	11,860	$1,002,407
Covidien PLC	23,300	1,063,878
Medtronic, Inc.	57,540	2,134,159
St. Jude Medical, Inc. (a)	31,620	1,351,755
Thermo Fisher Scientific, Inc. (a)	30,510	1,689,034
Waters Corp. (a)	6,230	484,133

		$7,725,366

Metals & Mining – 1.3%
Cameco Corp.	16,090	$649,714
Teck Resources Ltd., “B”	26,673	1,657,573
United States Steel Corp.	5,840	341,173

		$2,648,460

Natural Gas – Distribution – 0.3%
Questar Corp.	29,750	$517,948

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 3.3%
Cisco Systems, Inc. (a)	202,500	$4,096,575
F5 Networks, Inc. (a)	5,360	697,658
Juniper Networks, Inc. (a)	53,190	1,963,775

		$6,758,008

Oil Services – 2.9%
Halliburton Co.	64,800	$2,645,784
Schlumberger Ltd.	28,330	2,365,555
Transocean, Inc. (a)	13,470	936,300

		$5,947,639

Other Banks & Diversified Financials – 1.9%
Citigroup, Inc. (a)	333,350	$1,576,746
MasterCard, Inc., “A”	5,890	1,320,008
Zions Bancorporation	42,330	1,025,656

		$3,922,410

Pharmaceuticals – 4.4%
Abbott Laboratories	50,730	$2,430,474
Johnson & Johnson	37,210	2,301,439
Pfizer, Inc.	152,570	2,671,501
Teva Pharmaceutical Industries Ltd., ADR	27,870	1,452,863

		$8,856,277

Pollution Control – 0.6%
Republic Services, Inc.	38,260	$1,142,444

Railroad & Shipping – 0.9%
Canadian National Railway Co.	27,200	$1,807,984

Restaurants – 1.2%
McDonald’s Corp.	32,000	$2,456,320

Specialty Chemicals – 1.0%
Airgas, Inc.	31,570	$1,971,862

Specialty Stores – 3.4%
Abercrombie & Fitch Co., “A”	19,090	$1,100,157
Amazon.com, Inc. (a)	6,500	1,170,000
Best Buy Co., Inc.	24,510	840,448
Limited Brands, Inc.	14,670	450,809
PetSmart, Inc.	30,290	1,206,148
Staples, Inc.	70,450	1,604,147
Tractor Supply Co.	11,820	573,152

		$6,944,861

Telecommunications – Wireless – 0.2%
Cellcom Israel Ltd.	5,780	$188,948
Sprint Nextel Corp. (a)	43,410	183,624

		$372,572

Telephone Services – 2.4%
American Tower Corp., “A” (a)	14,880	$768,403
AT&T, Inc.	92,910	2,729,696
Qwest Communications International, Inc.	109,460	832,991
Verizon Communications, Inc.	17,430	623,645

		$4,954,735

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MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 2.5%
Altria Group, Inc.	67,900	$1,671,698
Philip Morris International, Inc.	59,080	3,457,952

		$5,129,650

Trucking – 1.1%
Expeditors International of Washington, Inc.	41,170	$2,247,882

Utilities – Electric Power – 2.5%
American Electric Power Co., Inc.	44,320	$1,594,634
CMS Energy Corp.	82,260	1,530,036
PG&E Corp.	39,130	1,871,979

		$4,996,649

Total Common Stocks (Identified Cost, $176,910,494)		$198,975,571

CONVERTIBLE PREFERRED STOCKS – 1.2%
Energy – Independent – 0.3%
Apache Corp., 6%	8,820	$584,413

Other Banks & Diversified Financials – 0.7%
Citigroup, Inc., 7.5%	10,000	$1,366,900

Utilities – Electric Power – 0.2%
PPL Corp., 9.5%	9,020	$495,829

Total Convertible Preferred Stocks (Identified Cost, $2,172,576)		$2,447,142

MONEY MARKET FUNDS (v) – 0.6%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	1,282,271	$1,282,271

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.4%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	753,280	$753,280

Total Investments (Identified Cost, $181,118,621)		$203,458,264

SECURITIES SOLD SHORT – (0.3)%
Electrical Equipment – (0.3)%
Emerson Electric Co. (Proceeds Received, $462,546) (a)	(9,100)	$(520,247)

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(218,369)

Net Assets – 100.0%		$202,719,648

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $651,493.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

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MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $179,836,350)	$202,175,993
Underlying funds, at cost and value	1,282,271
Total investments, at value, including $732,948 of securities on loan (identified cost, $181,118,621)	$203,458,264
Cash	11,606
Deposits with brokers for securities sold short	459,768
Receivables for
Fund shares sold	40,245
Interest and dividends	209,575
Other assets	2,460
Total assets		$204,181,918
Liabilities
Payables for
Securities sold short, at value (proceeds received, $462,546)	$520,247
Fund shares reacquired	120,848
Collateral for securities loaned, at value	753,280
Payable to affiliates
Investment adviser	8,343
Shareholder servicing costs	219
Distribution and/or service fees	272
Administrative services fee	155
Payable for independent Trustees’ compensation	9
Accrued expenses and other liabilities	58,897
Total liabilities		$1,462,270
Net assets		$202,719,648
Net assets consist of
Paid-in capital	$224,576,756
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	22,282,002
Accumulated net realized gain (loss) on investments and foreign currency transactions	(45,739,644)
Undistributed net investment income	1,600,534
Net assets		$202,719,648
Shares of beneficial interest outstanding		10,654,061

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$182,894,820	9,606,540	$19.04
Service Class	19,824,828	1,047,521	18.93

See Notes to Financial Statements

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MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$3,363,206
Interest	11,638
Dividends from underlying funds	2,104
Foreign taxes withheld	(16,457)
Total investment income		$3,360,491
Expenses
Management fee	$1,437,187
Distribution and/or service fees	44,289
Shareholder servicing costs	23,384
Administrative services fee	36,622
Independent Trustees’ compensation	6,290
Custodian fee	36,669
Shareholder communications	83,792
Auditing fees	52,203
Legal fees	3,074
Dividend and interest expense on securities sold short	16,461
Miscellaneous	18,924
Total expenses		$1,758,895
Fees paid indirectly	(16)
Reduction of expenses by investment adviser	(934)
Net expenses		$1,757,945
Net investment income		$1,602,546
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$14,725,047
Written option transactions	3,468
Securities sold short	120,823
Foreign currency transactions	(1,257)
Net realized gain (loss) on investments and foreign currency transactions		$14,848,081
Change in unrealized appreciation (depreciation)
Investments	$11,770,696
Securities sold short	(114,386)
Translation of assets and liabilities in foreign currencies	(133)
Net unrealized gain (loss) on investments and foreign currency translation		$11,656,177
Net realized and unrealized gain (loss) on investments and foreign currency		$26,504,258
Change in net assets from operations		$28,106,804

(s)	Realized gain (loss) on investment transactions includes proceeds received from a non-recurring cash settlement in the amount of $921,093 from a litigation settlement against Tyco International Ltd.

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$1,602,546	$1,761,950
Net realized gain (loss) on investments and foreign currency transactions	14,848,081	(24,371,574)
Net unrealized gain (loss) on investments and foreign currency translation	11,656,177	69,287,638
Change in net assets from operations	$28,106,804	$46,678,014
Distributions declared to shareholders
From net investment income	$(1,762,583)	$(2,452,982)
Change in net assets from fund share transactions	$(21,049,435)	$(9,268,512)
Total change in net assets	$5,294,786	$34,956,520
Net assets
At beginning of period	197,424,862	162,468,342
At end of period (including undistributed net investment income of $1,600,534 and $1,761,828, respectively)	$202,719,648	$197,424,862

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years . Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.57	$12.90	$20.28	$18.04	$16.41
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.15	$0.18	$0.09	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	2.47	3.72	(7.47)	2.28	1.59
Total from investment operations	$2.62	$3.87	$(7.29)	$2.37	$1.71
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.20)	$(0.09)	$(0.13)	$(0.08)
Net asset value, end of period	$19.04	$16.57	$12.90	$20.28	$18.04
Total return (%) (k)(r)(s)	15.90	30.54	(36.09)	13.20	10.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90	0.88	0.88	0.90
Expenses after expense reductions (f)	0.89	0.90	0.88	0.88	0.89
Net investment income	0.86	1.05	1.04	0.46	0.71
Portfolio turnover	71	107	123	87	90
Net assets at end of period (000 omitted)	$182,895	$180,229	$149,517	$281,339	$267,602
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.89	0.90	N/A	N/A	N/A

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.48	$12.82	$20.16	$17.94	$16.33
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.11	$0.13	$0.05	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.47	3.71	(7.42)	2.26	1.57
Total from investment operations	$2.57	$3.82	$(7.29)	$2.31	$1.66
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)	$(0.05)	$(0.09)	$(0.05)
Net asset value, end of period	$18.93	$16.48	$12.82	$20.16	$17.94
Total return (%) (k)(r)(s)	15.64	30.20	(36.25)	12.93	10.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.15	1.14	1.13	1.14
Expenses after expense reductions (f)	1.14	1.15	1.13	1.13	1.14
Net investment income	0.61	0.80	0.78	0.23	0.51
Portfolio turnover	71	107	123	87	90
Net assets at end of period (000 omitted)	$19,825	$17,196	$12,951	$21,116	$16,674
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.14	1.15	N/A	N/A	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.82%. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have each been lower by approximately 0.60%.

See Notes to Financial Statements

13

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

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source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$201,422,713	$—	$—	$201,422,713
Mutual Funds	2,035,551	—	—	2,035,551
Total Investments	$203,458,264	$—	$—	$203,458,264

Short Sales	$(520,247)	$—	$—	$(520,247)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include written options and purchased options. At December 31, 2010, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)	Written Options
Equity Contracts	$(531,264)	$3,468

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity Contracts	$(23,385)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an

15

MFS Research Series

Notes to Financial Statements – continued

event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote covered call options as part of an option collar strategy with purchased put options to protect existing unrealized gains on securities and limit the exposure from a decline in the underlying security share price. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	362	8,824
Options closed	206	5,974
Options exercised	—	—
Options expired	156	2,850
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which

16

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Notes to Financial Statements – continued

have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2010, this expense amounted to $16,461. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. On September 6, 2010, the fund received $921,093 from a non-recurring litigation settlement against Tyco International Ltd.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to

17

MFS Research Series

Notes to Financial Statements – continued

examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$1,762,583	$2,452,982

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$181,233,313
Gross appreciation	27,553,209
Gross depreciation	(5,328,258)
Net unrealized appreciation (depreciation)	$22,224,951
Undistributed ordinary income	1,600,534
Capital loss carryforwards	(45,624,952)
Other temporary differences	(57,641)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(20,169,637)
12/31/17	(25,455,315)
Total	$(45,624,952)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$1,635,301	$2,291,426
Service Class	127,282	161,556
Total	$1,762,583	$2,452,982

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

18

MFS Research Series

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $22,148, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $1,236.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0191% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,864 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $934, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $133,358,081 and $153,905,402, respectively.

19

MFS Research Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	973,297	$16,519,125	1,367,134	$18,881,402
Service Class	169,991	2,837,140	183,284	2,574,386
	1,143,288	$19,356,265	1,550,418	$21,455,788
Shares issued to shareholders in reinvestment of distributions
Initial Class	91,154	$1,635,301	183,903	$2,291,426
Service Class	7,123	127,282	13,008	161,556
	98,277	$1,762,583	196,911	$2,452,982
Shares reacquired
Initial Class	(2,337,513)	$(39,290,944)	(2,266,106)	$(30,950,570)
Service Class	(173,170)	(2,877,339)	(163,311)	(2,226,712)
	(2,510,683)	$(42,168,283)	(2,429,417)	$(33,177,282)
Net change
Initial Class	(1,273,062)	$(21,136,518)	(715,069)	$(9,777,742)
Service Class	3,944	87,083	32,981	509,230
	(1,269,118)	$(21,049,435)	(682,088)	$(9,268,512)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $2,137 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,459,456	33,411,786	(33,588,971)	1,282,271

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,104	$1,282,271

20

MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

22

MFS Research Series

Trustees and Officers – Identification and Background – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

23

MFS Research Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joseph MacDougall Katrina Mead

24

MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

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MFS Research Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’ advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

26

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

MFS Research Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS INVESTMENT MANAGEMENT

MFS® Research International Series

MFS® Variable Insurance Trust
Annual report

12/31/10
VRI-ANN

MFS® RESEARCH INTERNATIONAL SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research International Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.1%
Royal Dutch Shell PLC, “A”	2.7%
HSBC Holdings PLC	2.7%
BHP Billiton PLC	2.3%
Siemens AG	2.1%
Roche Holding AG	2.0%
LVMH Moet Hennessy Louis Vuitton S.A.	1.9%
BNP Paribas	1.9%
Vodafone Group PLC	1.9%
BP PLC	1.7%

Global equity sectors
Capital Goods	25.9%
Financial Services	23.4%
Energy	12.8%
Health Care	8.3%
Technology	8.3%
Consumer Staples	7.8%
Consumer Cyclicals	7.5%
Telecommunications/Cable Television	5.5%

Issuer country weightings
Japan	17.6%
United Kingdom	17.3%
Switzerland	9.7%
France	9.7%
Germany	9.4%
Netherlands	5.4%
Hong Kong	4.1%
Australia	3.4%
China	3.1%
Other Countries	20.3%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Research International Series (the “fund”) provided a total return of 10.81%, while Service Class shares of the fund provided a total return of 10.48%. These compare with a return of 8.21% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the capital goods sector contributed to the fund’s performance relative to the MSCI EAFE Index. Holdings of automotive and industrial products manufacturer Tomkins (h) (United Kingdom), zircon producer Iluka Resources Ltd. (b) (Australia), and diversified mining company Teck Resources (b) (Canada) were among the fund’s top contributors. Shares of Teck appreciated due to increased demand from developing economies and weaker-than-expected supply from competitors. The company also benefited from an increase in commodities prices during the reporting period. The fund’s overweight position in shares of shipbuilder and shipyard operator Keppel (Singapore) and industrial conglomerate Hutchison Whampoa (Hong Kong) also aided relative returns. The fund’s ownership in shares of industrial transport and engineering firm MAN SE (Germany) was another positive factor.

Favorable stock selection in the financial services sector also had a positive impact. The fund’s ownership in shares of banking and treasury management firm ICICI Bank (b) (India) and our avoidance of weak-performing financial services firm Banco Santander (Spain) contributed to relative results.

Securities in other sectors that bolstered relative results included integrated oil company BP (United Kingdom) and luxury goods company LVMH Moët Hennessy Louis Vuitton (France). Shares of LVMH rose during the reporting period as the company reported better-than-expected sales and earnings results. Strength was evident across all of LVMH’s business segments, as the company benefited from robust demand for luxury goods, as well as the replenishing of inventories at U.S. and European retailers following the recession.

Detractors from Performance

Stock selection in the health care sector detracted from relative performance during the reporting period. Holdings of Swiss pharmaceutical and diagnostic company Roche Holding weakened relative returns. Our overweight allocation to French drug maker Sanofi-Aventis was another top detractor as shares of the stock declined during the reporting period. The stock came under pressure due, in part, to a stalled bid by the drug maker to acquire biotech company Genzyme.

Elsewhere, the fund’s ownership in shares of poor-performing global banking group BNP Paribas (France), power and gas company E.ON (h) (Germany), and Hong Kong-based retailer Esprit Holdings weighed on returns. Shares of Esprit fell as the company announced weaker-than-expected sales results due, in part, to the difficulties faced by European wholesalers in

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Management Review – continued

financing expansion, resulting in limited floor space and cautious ordering. Holdings of banking services provider Unione Di Banche (h) (Italy), oil and gas exploration company INPEX (Japan), financial services firm SNS REAAL Groep (b) (Netherlands), and French energy and environmental services provider GDF SUEZ (h) also detracted from relative returns. Not owning shares of Australian mining operator Rio Tinto (h), a standout performer, was an additional negative factor.

During the reporting period, the fund’s currency exposure detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Research International Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	4/29/05	10.81%	3.44%	6.52%
Service Class	4/29/05	10.48%	3.15%	6.23%

Comparative benchmarks
MSCI EAFE Index (f)		8.21%	2.94%	5.46%
MSCI All Country World (ex-US) Index (f)		11.60%	5.29%	8.04%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definitions

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

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Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Research International Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.10%	$1,000.00	$1,269.39	$6.29
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
Service Class	Actual	1.35%	$1,000.00	$1,267.97	$7.72
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Research International Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Alcoholic Beverages – 1.1%
Heineken N.V.	42,638	$2,090,492

Apparel Manufacturers – 2.4%
Li & Fung Ltd.	152,000	$881,947
LVMH Moet Hennessy Louis Vuitton S.A.	22,118	3,638,378

		$4,520,325

Automotive – 2.2%
Bayerische Motoren Werke AG	30,957	$2,434,497
DENSO Corp.	51,200	1,766,996

		$4,201,493

Broadcasting – 1.3%
Publicis Groupe S.A.	36,623	$1,908,633
WPP Group PLC	47,260	581,728

		$2,490,361

Brokerage & Asset Managers – 2.6%
Aberdeen Asset Management PLC	331,006	$1,047,108
BM&F Bovespa S.A.	122,800	971,304
Deutsche Boerse AG	20,073	1,389,460
Hong Kong Exchanges & Clearing Ltd.	15,200	344,761
Nomura Holdings, Inc.	164,700	1,044,716

		$4,797,349

Business Services – 2.1%
Cognizant Technology Solutions Corp., “A” (a)	14,710	$1,078,096
Mitsubishi Corp.	70,200	1,900,475
Nomura Research, Inc.	43,200	959,037

		$3,937,608

Chemicals – 0.8%
Monsanto Co.	9,160	$637,902
Nufarm Ltd. (a)	163,582	859,982

		$1,497,884

Computer Software – 0.5%
Dassault Systems S.A.	11,752	$886,031

Computer Software – Systems – 3.4%
Acer, Inc.	856,978	$2,648,251
Konica Minolta Holdings, Inc.	254,500	2,645,621
Ricoh Co. Ltd.	79,000	1,157,901

		$6,451,773

Conglomerates – 1.6%
Hutchison Whampoa Ltd.	292,000	$3,005,352

Construction – 0.7%
Geberit AG	4,357	$1,007,469
Urbi Desarrollos Urbanos S.A. de C.V. (a)	161,950	380,156

		$1,387,625

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 1.4%
Kimberly-Clark de Mexico S.A. de C.V., “A”	87,940	$539,247
Reckitt Benckiser Group PLC	38,290	2,104,351

		$2,643,598

Electrical Equipment – 3.7%
Legrand S.A.	11,778	$479,644
Schneider Electric S.A.	17,270	2,584,725
Siemens AG	31,131	3,856,353

		$6,920,722

Electronics – 1.5%
Samsung Electronics Co. Ltd.	2,408	$2,013,562
Taiwan Semiconductor Manufacturing Co. Ltd.	299,174	728,529

		$2,742,091

Energy – Independent – 1.2%
Bankers Petroleum Ltd. (a)	88,694	$677,939
INPEX Corp.	275	1,610,574

		$2,288,513

Energy – Integrated – 6.2%
BG Group PLC	108,993	$2,202,304
BP PLC	426,668	3,096,921
China Petroleum & Chemical Corp.	1,340,000	1,282,627
Royal Dutch Shell PLC, “A”	150,176	5,007,069

		$11,588,921

Engineering – Construction – 2.3%
JGC Corp.	80,000	$1,736,922
Keppel Corp. Ltd.	217,000	1,914,084
Outotec Oyj	11,244	694,772

		$4,345,778

Food & Beverages – 4.6%
Groupe Danone	44,576	$2,800,836
Nestle S.A.	99,511	5,826,981

		$8,627,817

Food & Drug Stores – 2.0%
Lawson, Inc.	43,000	$2,126,432
Tesco PLC	254,709	1,687,746

		$3,814,178

Insurance – 4.0%
Amlin PLC	53,703	$342,365
China Pacific Insurance Co. Ltd.	276,600	1,149,416
Hiscox Ltd.	124,402	739,745
ING Groep N.V. (a)	258,757	2,517,256
SNS REAAL Groep N.V. (a)	150,748	642,608
Swiss Reinsurance Co.	39,556	2,127,986

		$7,519,376

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Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 3.1%
Beml Ltd.	20,556	$474,537
Glory Ltd.	57,600	1,418,894
KONE Oyj “B”	4,984	277,061
MAN SE	24,291	2,888,621
Schindler Holding AG	2,375	280,936
Sinotruk Hong Kong Ltd.	395,500	407,569

		$5,747,618

Major Banks – 12.1%
Bank of China Ltd.	1,733,000	$914,124
Barclays PLC	439,215	1,791,726
BNP Paribas	55,533	3,533,078
BOC Hong Kong Holdings Ltd.	262,000	891,558
Credit Suisse Group AG	52,608	2,119,512
Erste Group Bank AG	24,613	1,155,767
HSBC Holdings PLC	493,236	5,006,984
Julius Baer Group Ltd.	20,146	943,738
KBC Group N.V. (a)	20,639	703,287
Mitsubishi UFJ Financial Group, Inc.	191,800	1,037,076
Sumitomo Mitsui Financial Group, Inc.	66,700	2,375,864
Westpac Banking Corp.	98,890	2,246,424

		$22,719,138

Medical & Health Technology & Services – 2.2%
Diagnosticos da America S.A.	67,100	$909,488
Miraca Holdings, Inc.	39,700	1,598,953
Rhoen-Klinikum AG	69,077	1,520,306

		$4,028,747

Medical Equipment – 1.2%
Sonova Holding AG	6,896	$890,211
Synthes, Inc.	9,836	1,328,649

		$2,218,860

Metals & Mining – 4.9%
BHP Billiton PLC	106,611	$4,240,199
Iluka Resources Ltd. (a)	197,565	1,846,916
Teck Resources Ltd., “B”	49,666	3,086,455

		$9,173,570

Natural Gas – Distribution – 1.2%
Tokyo Gas Co. Ltd.	490,000	$2,172,681

Network & Telecom – 0.8%
Ericsson, Inc., “B”	121,556	$1,412,444

Oil Services – 0.9%
Schlumberger Ltd.	20,140	$1,681,690

Other Banks & Diversified Financials – 4.3%
Aeon Credit Service Co. Ltd.	89,700	$1,268,329
Banco Santander Brasil S.A., ADR	125,510	1,706,936
China Construction Bank (a)	1,325,780	1,188,849
HDFC Bank Ltd., ADR	7,110	1,188,152
ICICI Bank Ltd.	44,988	1,152,091
Komercni Banka A.S.	3,626	858,034
United Overseas Bank Ltd.	52,000	737,445

		$8,099,836

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 4.9%
Bayer AG	25,085	$1,853,716
Roche Holding AG	25,403	3,722,151
Sanofi-Aventis	36,379	2,326,144
Santen, Inc.	39,400	1,368,494

		$9,270,505

Precious Metals & Minerals – 0.8%
Newcrest Mining Ltd.	34,534	$1,428,397

Railroad & Shipping – 1.0%
East Japan Railway Co.	27,500	$1,788,398

Real Estate – 0.4%
Sun Hung Kai Properties Ltd.	42,000	$697,586

Specialty Chemicals – 3.7%
Akzo Nobel N.V.	46,973	$2,917,864
Chugoku Marine Paints Ltd.	25,000	212,157
Linde AG	19,906	3,020,474
Nippon Paint Co. Ltd.	25,000	191,526
Symrise AG	24,363	668,218

		$7,010,239

Specialty Stores – 1.8%
Esprit Holdings Ltd.	274,576	$1,307,031
Industria de Diseno Textil S.A.	13,195	987,948
Kingfisher PLC	281,600	1,156,438

		$3,451,417

Telecommunications – Wireless – 3.2%
Cellcom Israel Ltd.	15,870	$518,790
KDDI Corp.	213	1,230,410
Vivo Participacoes S.A., ADR	22,300	726,757
Vodafone Group PLC	1,345,132	3,477,148

		$5,953,105

Telephone Services – 2.3%
China Unicom Ltd.	664,000	$949,938
PT XL Axiata Tbk (a)	601,000	353,529
Royal KPN N.V.	138,105	2,015,283
Telecom Italia S.p.A.	418,271	540,491
Telecom Italia S.p.A.	418,006	453,568

		$4,312,809

Tobacco – 0.7%
Japan Tobacco, Inc.	365	$1,350,936

Trucking – 1.1%
Yamato Holdings Co. Ltd.	144,700	$2,060,269

Utilities – Electric Power – 3.3%
CEZ AS	25,698	$1,073,604
Cheung Kong Infrastructure Holdings Ltd.	109,000	499,228
Energias de Portugal S.A.	630,791	2,099,729
Fortum Corp.	34,425	1,036,428
Red Electrica de Espana	18,131	852,842
Tractebel Energia S.A.	40,720	673,352

		$6,235,183

Total Common Stocks (Identified Cost, $174,503,509)		$186,570,715

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MFS Research International Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.1%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	208,772	$208,772

Total Investments (Identified Cost, $174,712,281)		$186,779,487

OTHER ASSETS, LESS LIABILITIES – 0.4%		787,795

Net Assets – 100.0%		$187,567,282

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

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FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $174,503,509)	$186,570,715
Underlying funds, at cost and value	208,772
Total investments, at value (identified cost, $174,712,281)	$186,779,487
Cash	14,280
Foreign currency, at value (identified cost, $77,074)	76,271
Receivables for
Investments sold	961,284
Fund shares sold	76,248
Interest and dividends	332,904
Other assets	2,343
Total assets		$188,242,817
Liabilities
Payables for
Investments purchased	$454,562
Fund shares reacquired	80,952
Payable to affiliates
Investment adviser	28,775
Shareholder servicing costs	165
Distribution and/or service fees	582
Administrative services fee	149
Accrued expenses and other liabilities	110,350
Total liabilities		$675,535
Net assets		$187,567,282
Net assets consist of
Paid-in capital	$210,609,007
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,080,565
Accumulated net realized gain (loss) on investments and foreign currency transactions	(37,709,417)
Undistributed net investment income	2,587,127
Net assets		$187,567,282
Shares of beneficial interest outstanding		15,105,810

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$145,085,099	11,666,469	$12.44
Service Class	42,482,183	3,439,341	12.35

See Notes to Financial Statements

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FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$5,088,774
Interest	72,271
Dividends from underlying funds	2,223
Foreign taxes withheld	(481,604)
Total investment income		$4,681,664
Expenses
Management fee	$1,568,444
Distribution and/or service fees	87,244
Shareholder servicing costs	20,919
Administrative services fee	34,264
Independent Trustees’ compensation	6,161
Custodian fee	236,688
Shareholder communications	52,477
Auditing fees	66,029
Legal fees	2,858
Miscellaneous	21,177
Total expenses		$2,096,261
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(90,299)
Net expenses		$2,005,959
Net investment income		$2,675,705
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(732,775)
Foreign currency transactions	(84,483)
Net realized gain (loss) on investments and foreign currency transactions		$(817,258)
Change in unrealized appreciation (depreciation)
Investments	$15,502,697
Translation of assets and liabilities in foreign currencies	9,407
Net unrealized gain (loss) on investments and foreign currency translation		$15,512,104
Net realized and unrealized gain (loss) on investments and foreign currency		$14,694,846
Change in net assets from operations		$17,370,551

See Notes to Financial Statements

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FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$2,675,705	$2,789,708
Net realized gain (loss) on investments and foreign currency transactions	(817,258)	752,157
Net unrealized gain (loss) on investments and foreign currency translation	15,512,104	43,916,167
Change in net assets from operations	$17,370,551	$47,458,032
Distributions declared to shareholders
From net investment income	$(2,782,073)	$(2,709,838)
Change in net assets from fund share transactions	$(7,280,966)	$(2,432,571)
Total change in net assets	$7,307,512	$42,315,623
Net assets
At beginning of period	180,259,770	137,944,147
At end of period (including undistributed net investment income of $2,587,127 and $2,743,911, respectively)	$187,567,282	$180,259,770

See Notes to Financial Statements

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FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.40	$8.89	$16.12	$14.44	$11.84
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.17	$0.25	$0.17	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	2.51	(6.82)	1.67	2.85
Total from investment operations	$1.21	$2.68	$(6.57)	$1.84	$3.03
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.10)	$—	$(0.13)
From net realized gain on investments	—	—	(0.56)	(0.16)	(0.30)
Total distributions declared to shareholders	$(0.17)	$(0.17)	$(0.66)	$(0.16)	$(0.43)
Net asset value, end of period	$12.44	$11.40	$8.89	$16.12	$14.44
Total return (%) (k)(r)(s)	10.81	30.86	(42.39)	12.82	25.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.23	1.35	1.56	2.77
Expenses after expense reductions (f)	1.10	1.10	1.10	1.10	1.10
Net investment income	1.60	1.78	2.06	1.14	1.36
Portfolio turnover	61	92	77	64	130
Net assets at end of period (000 omitted)	$145,085	$146,044	$115,944	$81,987	$32,437

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.33	$8.83	$16.02	$14.39	$11.83
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.15	$0.25	$0.16	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	2.49	(6.81)	1.63	2.91
Total from investment operations	$1.17	$2.64	$(6.56)	$1.79	$2.97
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.14)	$(0.07)	$—	$(0.11)
From net realized gain on investments	—	—	(0.56)	(0.16)	(0.30)
Total distributions declared to shareholders	$(0.15)	$(0.14)	$(0.63)	$(0.16)	$(0.41)
Net asset value, end of period	$12.35	$11.33	$8.83	$16.02	$14.39
Total return (%) (k)(r)(s)	10.48	30.57	(42.52)	12.52	25.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.49	1.58	1.81	2.86
Expenses after expense reductions (f)	1.35	1.35	1.35	1.35	1.35
Net investment income	1.27	1.56	2.01	1.03	0.41
Portfolio turnover	61	92	77	64	130
Net assets at end of period (000 omitted)	$42,482	$34,215	$22,000	$29,238	$13,707

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

MFS Research International Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Research International Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$30,326,702	$2,695,960	$—	$33,022,662
United Kingdom	32,481,832	—	—	32,481,832
Switzerland	18,247,632	—	—	18,247,632
France	18,157,470	—	—	18,157,470
Germany	17,631,644	—	—	17,631,644
Netherlands	10,183,503	—	—	10,183,503
Hong Kong	7,627,467	—	—	7,627,467
Australia	6,381,719	—	—	6,381,719
China	5,892,520	—	—	5,892,520
Other Countries	36,944,266	—	—	36,944,266
Mutual Funds	208,772	—	—	208,772
Total Investments	$184,083,527	$2,695,960	$—	$186,779,487

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $95,525,038 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

16

MFS Research International Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$2,782,073	$2,709,838

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$175,859,296
Gross appreciation	21,116,024
Gross depreciation	(10,195,833)
Net unrealized appreciation (depreciation)	$10,920,191
Undistributed ordinary income	2,591,844
Capital loss carryforwards	(36,562,402)
Other temporary differences	8,642

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(31,373,068)
12/31/17	(3,004,405)
12/31/18	(2,184,929)
Total	$(36,562,402)

17

MFS Research International Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$2,316,559	$2,268,920
Service Class	465,514	440,918
Total	$2,782,073	$2,709,838

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $89,456 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $20,137, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $782.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0197% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and

18

MFS Research International Series

Notes to Financial Statements – continued

Griffin Compliance LLC were $1,691 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $843, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $104,093,463 and $111,551,344, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,581,983	$17,741,458	4,788,847	$43,782,934
Service Class	2,142,666	23,508,973	2,311,178	21,674,607
	3,724,649	$41,250,431	7,100,025	$65,457,541
Shares issued to shareholders in reinvestment of distributions
Initial Class	205,551	$2,316,559	281,155	$2,268,920
Service Class	41,527	465,514	54,909	440,918
	247,078	$2,782,073	336,064	$2,709,838
Shares reacquired
Initial Class	(2,935,655)	$(31,859,343)	(5,304,741)	$(53,896,882)
Service Class	(1,765,813)	(19,454,127)	(1,837,897)	(16,703,068)
	(4,701,468)	$(51,313,470)	(7,142,638)	$(70,599,950)
Net change
Initial Class	(1,148,121)	$(11,801,326)	(234,739)	$(7,845,028)
Service Class	418,380	4,520,360	528,190	5,412,457
	(729,741)	$(7,280,966)	293,451	$(2,432,571)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $1,869 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,839,795	51,382,615	(53,013,638)	208,772

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,223	$208,772

19

MFS Research International Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research International Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

20

MFS Research International Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

21

MFS Research International Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

22

MFS Research International Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

23

MFS Research International Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period ended December 31, 2009 relative to the Lipper performance universe. The Fund commenced operations on April 29, 2005 and has a limited operating history and performance record; therefore, no performance data for the five-year period was available for the Fund. In considering investment performance, however, the Trustees also took into account the investment performance of other MFS Funds with comparable investment objectives and policies as the Fund, including the performance

24

MFS Research International Series

Board Review of Investment Advisory Agreement – continued

of MFS Research International Fund. Because of the passage of time, this performance is likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

25

MFS Research International Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

26

MFS Research International Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $4,302,270. The fund intends to pass through foreign tax credits of $369,614 for the fiscal year.

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MFS Research International Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS® Growth Series

MFS® Variable Insurance Trust

Annual report

12/31/10

VEG-ANN

MFS® GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.7%
Danaher Corp.	2.7%
Google, Inc., “A”	2.7%
Oracle Corp.	2.3%
EMC Corp.	2.3%
Cisco Systems, Inc.	1.9%
Schlumberger Ltd.	1.8%
American Tower Corp., “A”	1.8%
Target Corp.	1.6%
Fluor Corp.	1.5%

Equity sectors
Technology	26.0%
Energy	10.9%
Industrial Goods & Services	8.8%
Leisure	8.6%
Retailing	7.9%
Financial Services	7.6%
Health Care	7.2%
Basic Materials	5.7%
Special Products & Services	5.5%
Consumer Staples	3.6%
Transportation	2.7%
Utilities & Communications	2.0%
Autos & Housing	0.3%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Growth Series (the “fund”) provided a total return of 15.34%, while Service Class shares of the fund provided a total return of 15.02%. These compare with a return of 16.71% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Stock selection in the financial services sector hurt relative performance. Credit card companies, Visa and Mastercard, were among the fund’s top detractors over the reporting period. Shares of both declined sharply after the Federal Reserve released a debit interchange proposal that would substantially reduce debit card transaction fees. The Fed’s proposals on debit network exclusivity also created uncertainty surrounding the companies’ future market share and revenues.

Stock selection in the basic materials sector also had a negative impact on relative results. The fund’s underweight position in precious metals company Freeport-McMoRan and investment in agricultural products company Monsanto dampened relative returns. Shares of Monsanto declined during the first half of the reporting period on expected sales and net income losses, due mostly to the repositioning of its Roundup product line. The company also lowered its 2010 earnings forecast and issued third quarter earnings guidance that was below market estimates.

Stock selection in the health care sector also detracted from relative performance. Generic drug manufacturer Teva Pharmaceutical Industries (b) (Israel) held back relative returns as the stock underperformed the benchmark. Shares of Teva declined after suffering two setbacks by U.S. regulators. First, regulators granted priority review to a competitor’s multiple sclerosis treatment drug which is viewed as a competitor to Teva’s copaxone drug. Second, the company failed to win U.S. approval for a medicine similar to another competing drug for fighting infections in chemotherapy.

Stocks in other sectors that detracted from relative results included animation film developer Dreamworks Animation (h), internet search engine Google, and publishing software company Adobe Systems (h). Not owning strong-performing industrial manufacturer Caterpillar also hindered results.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the technology sector was a positive factor for relative performance. Not owning poor-performing software developer Microsoft boosted relative results. Holdings of network storage products company F5 Networks, internet software service provider Akamai Technologies (h), and internet infrastructure services provider Verisign also had a positive impact on

3

MFS Growth Series

Management Review – continued

relative returns. Shares of F5 Networks climbed higher as the company released strong results, as well as earnings guidance for the fourth quarter of 2010 that exceeded expectations.

Elsewhere, oil and gas drilling equipment manufacturer National Oilwell Varco (b), industrial machinery manufacturer Bucyrus International (h), casino resort operator Las Vegas Sands, specialty retailer Limited Brands, engineering and construction services provider Fluor Corp., and apparel retailer Abercrombie & Fitch also aided relative results. The stock price of National Oilwell Varco rose as the company posted better-than-expected earnings results stemming from high oil and gas demand across North America. In addition, the company boosted its quarterly dividend during the latter part of the reporting period.

Respectfully,

Eric Fischman

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/24/95	15.34%	5.37%	(0.84)%
Service Class	5/01/00	15.02%	5.11%	(1.06)%

Comparative benchmark
Russell 1000 Growth Index (f)		16.71%	3.75%	0.02%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.85%	$1,000.00	$1,260.98	$4.84
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,259.47	$6.26
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.8%
Aerospace – 3.2%
Goodrich Corp.	71,020	$6,254,731
Honeywell International, Inc.	91,560	4,867,330
Precision Castparts Corp.	43,500	6,055,633

		$17,177,694

Alcoholic Beverages – 0.5%
Diageo PLC	158,770	$2,933,327

Apparel Manufacturers – 0.7%
LVMH Moet Hennessy Louis Vuitton S.A.	6,230	$1,024,826
NIKE, Inc., “B”	32,676	2,791,184

		$3,816,010

Biotechnology – 1.6%
Alexion Pharmaceuticals, Inc. (a)	53,940	$4,344,867
Celgene Corp. (a)	52,070	3,079,420
Gilead Sciences, Inc. (a)	35,320	1,279,997

		$8,704,284

Broadcasting – 3.7%
Discovery Communications, Inc., “A” (a)	126,290	$5,266,293
Interpublic Group of Cos., Inc. (a)	253,270	2,689,727
Viacom, Inc., “B”	157,610	6,242,932
Walt Disney Co.	165,590	6,211,281

		$20,410,233

Brokerage & Asset Managers – 3.1%
Affiliated Managers Group, Inc. (a)	64,750	$6,424,495
Blackrock, Inc.	10,810	2,060,170
CME Group, Inc.	21,700	6,981,975
IntercontinentalExchange, Inc. (a)	13,530	1,612,100

		$17,078,740

Business Services – 4.2%
Accenture Ltd., “A”	103,090	$4,998,834
Cognizant Technology Solutions Corp., “A” (a)	75,470	5,531,196
Concur Technologies, Inc. (a)	21,640	1,123,765
FleetCor Technologies, Inc. (a)	38,120	1,178,670
MSCI, Inc., “A” (a)	139,610	5,439,206
Verisk Analytics, Inc., “A” (a)	142,440	4,854,355

		$23,126,026

Cable TV – 0.6%
Virgin Media, Inc.	118,990	$3,241,288

Chemicals – 2.2%
Celanese Corp.	80,800	$3,326,536
Ecolab, Inc.	39,150	1,973,943
Monsanto Co.	96,210	6,700,064

		$12,000,543

Computer Software – 6.8%
Ariba, Inc. (a)	22,700	$533,223
Autodesk, Inc. (a)	218,260	8,337,532

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Check Point Software Technologies Ltd. (a)	47,400	$2,192,724
Citrix Systems, Inc. (a)	15,500	1,060,355
Intuit, Inc. (a)	129,510	6,384,843
Oracle Corp.	408,730	12,793,249
VeriSign, Inc.	175,113	5,720,942

		$37,022,868

Computer Software – Systems – 9.4%
Apple, Inc. (a)(s)	79,600	$25,675,776
EMC Corp. (a)	538,840	12,339,436
International Business Machines Corp.	35,910	5,270,152
MICROS Systems, Inc. (a)	45,900	2,013,174
NetApp, Inc. (a)	42,890	2,357,234
Verifone Systems, Inc. (a)	102,310	3,945,074

		$51,600,846

Construction – 0.3%
Owens Corning (a)	42,830	$1,334,155

Consumer Products – 0.4%
Avon Products, Inc.	69,940	$2,032,456

Consumer Services – 1.3%
Anhanguera Educacional Participacoes S.A.	35,700	$860,241
Monster Worldwide, Inc. (a)	81,530	1,926,554
Sotheby’s	93,030	4,186,350

		$6,973,145

Electrical Equipment – 2.7%
Danaher Corp. (s)	314,190	$14,820,342

Electronics – 3.0%
Advanced Micro Devices, Inc. (a)	163,600	$1,338,248
ARM Holdings PLC	183,712	1,212,438
Broadcom Corp., “A”	125,670	5,472,929
First Solar, Inc. (a)(l)	12,030	1,565,584
Lam Research Corp. (a)	31,900	1,651,782
Linear Technology Corp.	46,270	1,600,479
Microchip Technology, Inc.	58,700	2,008,127
Teradyne, Inc. (a)	116,840	1,640,434

		$16,490,021

Energy – Independent – 4.5%
Cenovus Energy, Inc.	77,300	$2,569,452
Newfield Exploration Co. (a)	77,920	5,618,811
Noble Energy, Inc.	44,360	3,818,509
Occidental Petroleum Corp.	83,710	8,211,951
Southwestern Energy Co. (a)	26,900	1,006,867
Ultra Petroleum Corp. (a)	29,660	1,416,858
Whiting Petroleum Corp. (a)	18,500	2,168,015

		$24,810,463

Engineering – Construction – 1.5%
Fluor Corp.	126,770	$8,399,780

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 2.2%
Coca-Cola Co.	100,490	$6,609,227
Mead Johnson Nutrition Co., “A”	82,530	5,137,493

		$11,746,720

Food & Drug Stores – 0.5%
Whole Foods Market, Inc.	52,180	$2,639,786

Gaming & Lodging – 1.9%
Carnival Corp.	83,610	$3,855,257
Las Vegas Sands Corp. (a)	64,180	2,949,071
Marriott International, Inc., “A”	88,300	3,667,982

		$10,472,310

General Merchandise – 4.1%
Costco Wholesale Corp.	72,740	$5,252,555
Dollar General Corp. (a)	42,540	1,304,702
Kohl’s Corp. (a)	121,430	6,598,506
Target Corp.	149,880	9,012,284

		$22,168,047

Internet – 3.2%
eBay, Inc. (a)	36,200	$1,007,446
Google, Inc., “A” (a)(s)	24,740	14,694,818
OpenTable, Inc. (a)	25,400	1,790,192

		$17,492,456

Leisure & Toys – 0.5%
Hasbro, Inc.	54,430	$2,568,007

Machinery & Tools – 1.1%
Flowserve Corp.	41,280	$4,921,402
Polypore International, Inc. (a)	29,900	1,217,827

		$6,139,229

Major Banks – 1.7%
Goldman Sachs Group, Inc.	26,130	$4,394,021
JPMorgan Chase & Co.	111,950	4,748,919

		$9,142,940

Medical & Health Technology & Services – 1.9%
Cerner Corp. (a)	34,250	$3,244,845
Diagnosticos da America S.A.	77,800	1,054,518
IDEXX Laboratories, Inc. (a)	37,990	2,629,668
Stericycle, Inc. (a)	39,150	3,168,018

		$10,097,049

Medical Equipment – 2.5%
Becton, Dickinson & Co.	26,730	$2,259,220
Edwards Lifesciences Corp. (a)	17,710	1,431,676
ResMed, Inc. (a)	69,280	2,399,859
Thermo Fisher Scientific, Inc. (a)	138,790	7,683,414

		$13,774,169

Metals & Mining – 2.0%
BHP Billiton Ltd., ADR	50,400	$4,683,168
Freeport-McMoRan Copper & Gold, Inc.	4,800	576,432
Teck Resources Ltd., “B”	90,440	5,591,905

		$10,851,505

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 3.6%
Acme Packet, Inc. (a)	21,340	$1,134,434
Ciena Corp. (a)	64,290	1,353,305
Cisco Systems, Inc. (a)	511,000	10,337,530
F5 Networks, Inc. (a)	15,680	2,040,909
Juniper Networks, Inc. (a)	126,800	4,681,456

		$19,547,634

Oil Services – 6.4%
Cameron International Corp. (a)	134,550	$6,825,722
Halliburton Co.	106,980	4,367,993
National Oilwell Varco, Inc.	107,530	7,231,393
Schlumberger Ltd.	115,770	9,666,795
Weatherford International Ltd. (a)	312,000	7,113,600

		$35,205,503

Other Banks & Diversified Financials – 2.4%
MasterCard, Inc., “A”	25,140	$5,634,125
Visa, Inc., “A”	109,000	7,671,420

		$13,305,545

Pharmaceuticals – 1.2%
Allergan, Inc.	38,210	$2,623,881
Hospira, Inc. (a)	29,880	1,664,017
Teva Pharmaceutical Industries Ltd., ADR	42,860	2,234,292

		$6,522,190

Pollution Control – 0.3%
Republic Services, Inc.	54,790	$1,636,029

Precious Metals & Minerals – 0.5%
Goldcorp, Inc.	60,430	$2,778,571

Printing & Publishing – 0.8%
Lamar Advertising Co., “A” (a)	70,400	$2,804,736
Moody’s Corp.	61,020	1,619,471

		$4,424,207

Railroad & Shipping – 1.5%
Kansas City Southern Co. (a)	48,300	$2,311,638
Union Pacific Corp.	63,810	5,912,635

		$8,224,273

Real Estate – 0.4%
Jones Lang LaSalle, Inc.	28,400	$2,383,328

Restaurants – 1.1%
McDonald’s Corp.	63,230	$4,853,535
Panera Bread Co., “A” (a)	11,200	1,133,552

		$5,987,087

Specialty Chemicals – 1.0%
Airgas, Inc.	17,070	$1,066,192
Praxair, Inc.	44,990	4,295,195

		$5,361,387

Specialty Stores – 2.6%
Abercrombie & Fitch Co., “A”	57,060	$3,288,368
Amazon.com, Inc. (a)	30,340	5,461,200

8

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – continued
Limited Brands, Inc.	102,730	$3,156,893
PetSmart, Inc.	41,030	1,633,815
Tractor Supply Co.	12,500	606,125

		$14,146,401

Telecommunications – Wireless – 0.2%
NII Holdings, Inc. (a)	29,360	$1,311,218

Telephone Services – 1.8%
American Tower Corp., “A” (a)	187,143	$9,664,065

Tobacco – 0.5%
Philip Morris International, Inc.	46,140	$2,700,574

Trucking – 1.2%
Expeditors International of Washington, Inc.	88,530	$4,833,738
FedEx Corp.	20,160	1,875,082

		$6,708,820

Total Common Stocks (Identified Cost, $429,118,502)		$528,971,271

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS (v) – 1.8%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	9,944,359	$9,944,359

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	1,206,693	$1,206,693

Total Investments (Identified Cost, $440,269,554)		$540,122,323

OTHER ASSETS, LESS LIABILITIES – 1.2%		6,536,198

Net Assets – 100.0%		$546,658,521

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and written options. At December 31, 2010, the value of securities pledged amounted to $585,818. At December 31, 2010, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $430,325,195)	$530,177,964
Underlying funds, at cost and value	9,944,359
Total investments, at value, including $1,174,123 of securities on loan (identified cost, $440,269,554)	$540,122,323
Cash	4,127
Restricted cash	15
Receivables for
Fund shares sold	8,744,262
Interest and dividends	308,560
Other assets	5,519
Total assets		$549,184,806
Liabilities
Payables for
Investments purchased	$706,134
Fund shares reacquired	494,569
Collateral for securities loaned, at value	1,206,693
Payable to affiliates
Investment adviser	22,168
Shareholder servicing costs	472
Distribution and/or service fees	594
Administrative services fee	284
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	95,369
Total liabilities		$2,526,285
Net assets		$546,658,521
Net assets consist of
Paid-in capital	$527,736,074
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	99,855,157
Accumulated net realized gain (loss) on investments and foreign currency transactions	(81,866,408)
Undistributed net investment income	933,698
Net assets		$546,658,521
Shares of beneficial interest outstanding		22,172,018

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$503,497,036	20,393,543	$24.69
Service Class	43,161,485	1,778,475	24.27

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$5,501,694
Interest	32,410
Dividends from underlying funds	22,847
Foreign taxes withheld	(40,739)
Total investment income		$5,516,212
Expenses
Management fee	$3,774,974
Distribution and/or service fees	88,305
Shareholder servicing costs	60,311
Administrative services fee	78,712
Independent Trustees’ compensation	20,397
Custodian fee	92,812
Shareholder communications	159,911
Auditing fees	53,303
Legal fees	7,829
Miscellaneous	31,648
Total expenses		$4,368,202
Reduction of expenses by investment adviser	(2,445)
Net expenses		$4,365,757
Net investment income		$1,150,455
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$41,711,365
Foreign currency transactions	(213,334)
Net realized gain (loss) on investments and foreign currency transactions		$41,498,031
Change in unrealized appreciation (depreciation)
Investments	$30,236,845
Translation of assets and liabilities in foreign currencies	3,981
Net unrealized gain (loss) on investments and foreign currency translation		$30,240,826
Net realized and unrealized gain (loss) on investments and foreign currency		$71,738,857
Change in net assets from operations		$72,889,312

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$1,150,455	$580,066
Net realized gain (loss) on investments and foreign currency transactions	41,498,031	(23,419,584)
Net unrealized gain (loss) on investments and foreign currency translation	30,240,826	169,084,674
Change in net assets from operations	$72,889,312	$146,245,156
Distributions declared to shareholders
From net investment income	$(550,091)	$(1,356,880)
Change in net assets from fund share transactions	$(55,829,691)	$(23,236,235)
Total change in net assets	$16,509,530	$121,652,041
Net assets
At beginning of period	530,148,991	408,496,950
At end of period (including undistributed net investment income of $933,698 and $546,668, respectively)	$546,658,521	$530,148,991

See Notes to Financial Statements

12

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$21.43		$15.62	$25.01	$20.64	$19.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05		$0.03	$0.05	$0.05	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	3.24		5.83	(9.39)	4.32	1.54
Total from investment operations	$3.29		$5.86	$(9.34)	$4.37	$1.51
Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.05)	$(0.05)	$—	$—
Net asset value, end of period	$24.69		$21.43	$15.62	$25.01	$20.64
Total return (%) (k)(r)(s)	15.34		37.67	(37.42)	21.17	7.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85		0.86	0.84	0.87	0.87
Expenses after expense reductions (f)	0.85		0.86	0.84	0.87	0.87
Net investment income (loss)	0.24		0.14	0.25	0.20	(0.14)
Portfolio turnover	100		100	129	84	127
Net assets at end of period (000 omitted)	$503,497		$498,288	$389,813	$711,418	$667,776

Service Class	Years ended 12/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$21.10		$15.37	$24.61	$20.36	$18.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$(0.02)	$0.00 (w)	$(0.01)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	3.17		5.76	(9.24)	4.26	1.51
Total from investment operations	$3.17		$5.74	$(9.24)	$4.25	$1.44
Less distributions declared to shareholders
From net investment income	$—		$(0.01)	$—	$—	$—
Net asset value, end of period	$24.27		$21.10	$15.37	$24.61	$20.36
Total return (%) (k)(r)(s)	15.02		37.33	(37.55)	20.87	7.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10		1.10	1.09	1.12	1.12
Expenses after expense reductions (f)	1.10		1.10	1.08	1.12	1.12
Net investment income (loss)	0.02		(0.11)	0.01	(0.05)	(0.39)
Portfolio turnover	100		100	129	84	127
Net assets at end of period (000 omitted)	$43,161		$31,861	$18,684	$30,698	$34,595

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

14

MFS Growth Series

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$528,971,271	$—	$—	$528,971,271
Mutual Funds	11,151,052	—	—	11,151,052
Total Investments	$540,122,323	$—	$—	$540,122,323

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include purchased options. At December 31, 2010, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Written Options
Equity Contracts	$(186,626)

There is no unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

15

MFS Growth Series

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2010, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

16

MFS Growth Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2010, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$550,091	$1,356,880

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$441,500,260
Gross appreciation	100,566,141
Gross depreciation	(1,944,078)
Net unrealized appreciation (depreciation)	$98,622,063
Undistributed ordinary income	933,698
Capital loss carryforwards	(80,449,076)
Other temporary differences	(184,238)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(52,541,803)
12/31/17	(27,907,273)
Total	$(80,449,076)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$550,091	$1,350,026
Service Class	—	6,854
Total	$550,091	$1,356,880

17

MFS Growth Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $58,158, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $2,153.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,897 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,445, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $489,338,447 and $539,738,757, respectively.

18

MFS Growth Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,960,888	$65,574,689	3,598,198	$64,125,112
Service Class	686,815	14,790,994	790,963	13,734,162
	3,647,703	$80,365,683	4,389,161	$77,859,274
Shares issued to shareholders in reinvestment of distributions
Initial Class	23,650	$550,091	70,237	$1,103,429
Service Class	—	—	442	6,854
	23,650	$550,091	70,679	$1,110,283
Shares reacquired
Initial Class	(5,842,314)	$(127,766,833)	(5,369,066)	$(93,774,134)
Service Class	(418,686)	(8,978,632)	(496,838)	(8,431,658)
	(6,261,000)	$(136,745,465)	(5,865,904)	$(102,205,792)
Net change
Initial Class	(2,857,776)	$(61,642,053)	(1,700,631)	$(28,545,593)
Service Class	268,129	5,812,362	294,567	5,309,358
	(2,589,647)	$(55,829,691)	(1,406,064)	$(23,236,235)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $5,612 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,873,873	143,609,341	(153,538,855)	9,944,359

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$22,847	$9,944,359

19

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

20

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

21

MFS Growth Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

22

MFS Growth Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Fischman

23

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

24

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS Growth Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® INVESTMENT MANAGEMENT

MFS® Investors Trust Series

MFS® Variable Insurance Trust
Annual report

12/31/10
VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	2.8%
Apple, Inc.	2.7%
JPMorgan Chase & Co.	2.7%
Procter & Gamble Co.	2.4%
Danaher Corp.	2.3%
Walt Disney Co.	2.2%
Cisco Systems, Inc.	2.2%
United Technologies Corp.	2.1%
Johnson & Johnson	2.1%
Wells Fargo & Co.	2.0%

Equity sectors
Financial Services	19.8%
Technology	15.7%
Energy	12.0%
Health Care	11.6%
Consumer Staples	10.9%
Retailing	5.9%
Industrial Goods & Services	5.9%
Basic Materials	4.9%
Utilities & Communications	4.5%
Leisure	3.5%
Autos & Housing	1.9%
Transportation	1.4%
Special Products & Services	1.3%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Investors Trust Series (the “fund”) provided a total return of 11.10%, while Service Class shares provided a total return of 10.88%. These compare with a return of 15.06% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Stock selection in the financial services sector detracted from the fund’s performance relative to the S&P 500 Index. Financial services firm Bank of America and credit card companies, Mastercard and Visa, were among the fund’s top relative detractors over the reporting period. Shares of Mastercard and Visa declined sharply after the Federal Reserve released a debit interchange proposal that would substantially reduce debit card transaction fees. The Fed’s proposals on debit network exclusivity also created uncertainty surrounding the companies’ future market share and revenues. Not owning strong-performing financial services firm Citigroup also held back the fund’s relative results.

Security selection in the health care & consumer staples sectors hindered relative performance. Top relative detractors within the health care sector included medical device maker Medtronic, medical products maker Abbott Laboratories, and generic drug manufacturer Teva Pharmaceutical Industries (b). Shares of Medtronic came under pressure due to weaker-than-expected sales, lower margins in its Cardiac Rhythm Management (CRM) business, and a reduction in management’s revenue guidance. No individual securities within the consumer staples sector were among the fund’s top relative detractors.

A combination of stock selection and an underweight position in the industrial goods & services sector was another negative factor for relative results. No individual securities within this sector were among the fund’s top relative detractors.

Individual securities in other sectors that held back relative performance included network equipment company Cisco Systems, computer products and services provider Hewlett-Packard, and office supply superstore operator Staples. Shares of Cisco Systems fell after the company forecasted lower-than-expected fiscal second quarter revenue and earnings. Management attributed the shortfall to lower government spending and weaker sales in Europe.

3

MFS Investors Trust Series

Management Review – continued

Contributors to Performance

During the reporting period, the top individual contributors that benefited relative returns included German luxury auto maker BMW (b), biotech company Genzyme, and oil and gas drilling equipment manufacturer National Oilwell Varco. During the latter part of the reporting period, the stock price of National Oilwell Varco appreciated after the company posted better-than-expected quarterly earnings stemming from high oil and gas activity across North America. In addition, the company boosted its quarterly dividend, which was also positive for the stock. Not holding weak-performing software giant Microsoft was another positive factor for relative performance.

Elsewhere, holdings of apparel manufacturer NIKE, data storage systems provider EMC, enterprise software products maker Oracle, oilfield services provider Halliburton, and paint and coating manufacturer Sherwin-Williams Company bolstered results. Not owning pharmaceutical company Pfizer also helped relative returns as the stock underperformed the benchmark.

Respectfully,

T. Kevin Beatty	Nicole Zatlyn
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/09/95	11.10%	3.29%	1.32%
Service Class	5/01/00	10.88%	3.04%	1.08%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		15.06%	2.29%	1.41%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.81%	$1,000.00	$1,210.15	$4.51
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,209.09	$5.90
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 2.6%
Lockheed Martin Corp.	46,310	$3,237,532
United Technologies Corp.	175,430	13,809,850

		$17,047,382

Alcoholic Beverages – 2.1%
Diageo PLC	307,206	$5,675,731
Heineken N.V.	164,454	8,062,989

		$13,738,720

Apparel Manufacturers – 1.3%
NIKE, Inc., “B”	100,220	$8,560,792

Automotive – 0.8%
Bayerische Motoren Werke AG	66,880	$5,259,527

Biotechnology – 1.3%
Genzyme Corp. (a)	34,690	$2,469,928
Gilead Sciences, Inc. (a)	163,850	5,937,924

		$8,407,852

Broadcasting – 2.2%
Walt Disney Co.	390,980	$14,665,660

Brokerage & Asset Managers – 2.8%
Blackrock, Inc.	37,656	$7,176,480
Charles Schwab Corp.	284,620	4,869,848
Franklin Resources, Inc.	58,070	6,457,965

		$18,504,293

Business Services – 1.3%
Accenture Ltd., “A”	184,630	$8,952,709

Chemicals – 2.2%
3M Co.	110,970	$9,576,711
Monsanto Co.	74,120	5,161,717

		$14,738,428

Computer Software – 3.4%
Oracle Corp.	594,580	$18,610,354
VeriSign, Inc.	120,940	3,951,110

		$22,561,464

Computer Software – Systems – 6.0%
Apple, Inc. (a)	56,620	$18,263,347
EMC Corp. (a)	571,060	13,077,274
Hewlett-Packard Co.	72,920	3,069,932
International Business Machines Corp.	36,550	5,364,078

		$39,774,631

Construction – 1.1%
Sherwin-Williams Co.	85,130	$7,129,637

Consumer Products – 4.5%
Colgate-Palmolive Co.	86,470	$6,949,594
Procter & Gamble Co.	243,520	15,665,642
Reckitt Benckiser Group PLC	136,094	7,479,488

		$30,094,724

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 2.3%
Danaher Corp.	320,360	$15,111,381

Electronics – 2.4%
Intel Corp.	277,930	$5,844,868
Microchip Technology, Inc.	216,520	7,407,149
Samsung Electronics Co. Ltd., GDR	6,520	2,750,788

		$16,002,805

Energy – Independent – 3.8%
EOG Resources, Inc.	64,200	$5,868,522
Noble Energy, Inc.	73,130	6,295,030
Occidental Petroleum Corp.	87,280	8,562,168
QEP Resources, Inc.	128,230	4,656,031

		$25,381,751

Energy – Integrated – 3.9%
Chevron Corp.	128,170	$11,695,512
Exxon Mobil Corp.	81,800	5,981,216
Hess Corp.	107,890	8,257,901

		$25,934,629

Engineering – Construction – 1.0%
Fluor Corp.	96,840	$6,416,618

Food & Beverages – 2.7%
General Mills, Inc.	158,040	$5,624,644
Nestle S.A.	75,787	4,437,795
PepsiCo, Inc.	125,561	8,202,900

		$18,265,339

Gaming & Lodging – 1.3%
Carnival Corp.	61,270	$2,825,160
International Game Technology	146,840	2,597,600
Ladbrokes PLC	680,919	1,302,608
Starwood Hotels & Resorts Worldwide, Inc.	35,720	2,171,062

		$8,896,430

General Merchandise – 3.6%
Kohl’s Corp. (a)	145,150	$7,887,451
Nordstrom, Inc.	73,720	3,124,254
Target Corp.	216,140	12,996,498

		$24,008,203

Insurance – 2.4%
Aflac, Inc.	123,570	$6,973,055
Aon Corp.	128,570	5,915,506
Travelers Cos., Inc.	58,970	3,285,219

		$16,173,780

Internet – 1.7%
Google, Inc., “A” (a)	19,450	$11,552,716

Major Banks – 11.6%
Bank of America Corp.	992,150	$13,235,281
Bank of New York Mellon Corp.	319,243	9,641,139
Goldman Sachs Group, Inc.	65,780	11,061,565

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
JPMorgan Chase & Co.	422,090	$17,905,058
State Street Corp.	174,430	8,083,086
SunTrust Banks, Inc.	124,120	3,662,781
Wells Fargo & Co.	431,900	13,384,581

		$76,973,491

Medical Equipment – 5.5%
Baxter International, Inc.	83,040	$4,203,485
Becton, Dickinson & Co.	97,110	8,207,737
Medtronic, Inc.	280,050	10,387,054
St. Jude Medical, Inc. (a)	197,630	8,448,682
Thermo Fisher Scientific, Inc. (a)	95,400	5,281,344

		$36,528,302

Natural Gas – Distribution – 0.3%
Questar Corp.	128,550	$2,238,055

Network & Telecom – 2.2%
Cisco Systems, Inc. (a)	717,612	$14,517,291

Oil Services – 4.3%
Halliburton Co.	196,710	$8,031,669
National Oilwell Varco, Inc.	113,830	7,655,067
Noble Corp.	118,060	4,223,006
Schlumberger Ltd.	107,280	8,957,880

		$28,867,622

Other Banks & Diversified Financials – 3.0%
American Express Co.	165,550	$7,105,406
MasterCard, Inc., “A”	33,360	7,476,310
Visa, Inc., “A”	74,830	5,266,535

		$19,848,251

Pharmaceuticals – 4.8%
Abbott Laboratories	251,260	$12,037,867
Johnson & Johnson	223,156	13,802,199
Teva Pharmaceutical Industries Ltd., ADR	116,730	6,085,135

		$31,925,201

Railroad & Shipping – 1.0%
Canadian National Railway Co.	98,670	$6,558,595

Specialty Chemicals – 2.7%
Linde AG	66,170	$10,040,428
Praxair, Inc.	83,400	7,962,198

		$18,002,626

Specialty Stores – 1.0%
Staples, Inc.	306,235	$6,972,971

Telephone Services – 2.0%
American Tower Corp., “A” (a)	127,710	$6,594,944
AT&T, Inc. (s)	222,660	6,541,751

		$13,136,695

Tobacco – 1.6%
Philip Morris International, Inc.	185,730	$10,870,777

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 0.4%
Expeditors International of Washington, Inc.	50,670	$2,766,582

Utilities – Electric Power – 2.2%
Alliant Energy Corp.	115,760	$4,256,495
American Electric Power Co., Inc.	125,350	4,510,093
Wisconsin Energy Corp.	93,930	5,528,720

		$14,295,308

Total Common Stocks (Identified Cost, $574,272,802)		$660,681,238

MONEY MARKET FUNDS (v) – 0.7%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	4,905,692	$4,905,692

Total Investments (Identified Cost, $579,178,494)		$665,586,930

OTHER ASSETS, LESS LIABILITIES – 0.0%		1,109

Net Assets – 100.0%		$665,588,039

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $175,692. At December 31, 2010, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $574,272,802)	$660,681,238
Underlying funds, at cost and value	4,905,692
Total investments, at value (identified cost, $579,178,494)	$665,586,930
Cash	20,615
Receivables for
Investments sold	95,810
Fund shares sold	136,113
Interest and dividends	601,146
Other assets	6,936
Total assets		$666,447,550
Liabilities
Payable for fund shares reacquired	$747,784
Payable to affiliates
Investment adviser	27,386
Shareholder servicing costs	438
Distribution and/or service fees	854
Administrative services fee	332
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	82,712
Total liabilities		$859,511
Net assets		$665,588,039
Net assets consist of
Paid-in capital	$643,275,703
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	86,419,415
Accumulated net realized gain (loss) on investments and foreign currency transactions	(69,572,309)
Undistributed net investment income	5,465,230
Net assets		$665,588,039
Shares of beneficial interest outstanding		33,221,891

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$603,279,252	30,098,105	$20.04
Service Class	62,308,787	3,123,786	19.95

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$11,038,921
Interest	880
Dividends from underlying funds	8,840
Foreign taxes withheld	(138,398)
Total investment income		$10,910,243
Expenses
Management fee	$4,815,876
Distribution and/or service fees	126,020
Shareholder servicing costs	75,209
Administrative services fee	97,542
Independent Trustees’ compensation	21,132
Custodian fee	103,780
Shareholder communications	108,563
Auditing fees	49,434
Legal fees	10,451
Miscellaneous	37,793
Total expenses		$5,445,800
Reduction of expenses by investment adviser	(3,140)
Net expenses		$5,442,660
Net investment income		$5,467,583
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$22,402,540
Foreign currency transactions	(677)
Net realized gain (loss) on investments and foreign currency transactions		$22,401,863
Change in unrealized appreciation (depreciation)
Investments	$41,406,724
Translation of assets and liabilities in foreign currencies	(4,212)
Net unrealized gain (loss) on investments and foreign currency translation		$41,402,512
Net realized and unrealized gain (loss) on investments and foreign currency		$63,804,375
Change in net assets from operations		$69,271,958

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$5,467,583	$7,566,233
Net realized gain (loss) on investments and foreign currency transactions	22,401,863	(51,680,300)
Net unrealized gain (loss) on investments and foreign currency translation	41,402,512	192,610,608
Change in net assets from operations	$69,271,958	$148,496,541
Distributions declared to shareholders
From net investment income	$(7,580,322)	$(10,168,612)
Change in net assets from fund share transactions	$(79,178,737)	$(53,868,601)
Total change in net assets	$(17,487,101)	$84,459,328
Net assets
At beginning of period	683,075,140	598,615,812
At end of period (including undistributed net investment income of $5,465,230 and $7,578,646, respectively)	$665,588,039	$683,075,140

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.24	$14.64	$23.52	$21.69	$19.29
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.19	$0.24	$0.17	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	1.86	3.67	(7.54)	2.04	2.31
Total from investment operations	$2.02	$3.86	$(7.30)	$2.21	$2.50
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.26)	$(0.17)	$(0.19)	$(0.10)
From net realized gain on investments	—	—	(1.41)	(0.19)	—
Total distributions declared to shareholders	$(0.22)	$(0.26)	$(1.58)	$(0.38)	$(0.10)
Net asset value, end of period	$20.04	$18.24	$14.64	$23.52	$21.69
Total return (%) (k)(r)(s)	11.10	26.90	(33.08)	10.31	12.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.86	0.84	0.85	0.86
Expenses after expense reductions (f)	0.83	0.86	0.84	0.85	0.86
Net investment income	0.87	1.25	1.25	0.74	0.93
Portfolio turnover	22	34	29	37	46
Net assets at end of period (000 omitted)	$603,279	$636,809	$560,356	$917,158	$820,583

See Notes to Financial Statements

12

MFS Investors Trust Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.16	$14.56	$23.39	$21.57	$19.19
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.15	$0.19	$0.11	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.86	3.65	(7.51)	2.03	2.29
Total from investment operations	$1.97	$3.80	$(7.32)	$2.14	$2.43
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.20)	$(0.10)	$(0.13)	$(0.05)
From net realized gain on investments	—	—	(1.41)	(0.19)	—
Total distributions declared to shareholders	$(0.18)	$(0.20)	$(1.51)	$(0.32)	$(0.05)
Net asset value, end of period	$19.95	$18.16	$14.56	$23.39	$21.57
Total return (%) (k)(r)(s)	10.88	26.56	(33.25)	10.03	12.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.11	1.09	1.11	1.11
Expenses after expense reductions (f)	1.08	1.11	1.09	1.11	1.11
Net investment income	0.63	0.99	1.00	0.49	0.69
Portfolio turnover	22	34	29	37	46
Net assets at end of period (000 omitted)	$62,309	$46,267	$38,259	$65,180	$79,976

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Investors Trust Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$660,681,238	$—	$—	$660,681,238
Mutual Funds	4,905,692	—	—	4,905,692
Total Investments	$665,586,930	$—	$—	$665,586,930

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2010, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

MFS Investors Trust Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2010, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$7,580,322	$10,168,612

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$581,047,852
Gross appreciation	108,580,531
Gross depreciation	(24,041,453)
Net unrealized appreciation (depreciation)	$84,539,078
Undistributed ordinary income	5,465,230
Capital loss carryforwards	(67,702,951)
Other temporary differences	10,979

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(14,214,265)
12/31/17	(53,488,686)
Total	$(67,702,951)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$7,105,436	$9,661,594
Service Class	474,886	507,018
Total	$7,580,322	$10,168,612

16

MFS Investors Trust Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective May 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $74,229, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $980.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,260 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,140, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

17

MFS Investors Trust Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $140,972,970 and $218,457,988, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,482,988	$25,496,825	2,161,981	$31,861,759
Service Class	1,096,120	20,064,145	500,518	7,935,187
	2,579,108	$45,560,970	2,662,499	$39,796,946
Shares issued to shareholders in reinvestment of distributions
Initial Class	364,756	$7,105,436	696,582	$9,661,594
Service Class	24,453	474,886	36,634	507,018
	389,209	$7,580,322	733,216	$10,168,612
Shares reacquired
Initial Class	(6,663,657)	$(122,417,272)	(6,229,980)	$(94,499,704)
Service Class	(544,147)	(9,902,757)	(618,189)	(9,334,455)
	(7,207,804)	$(132,320,029)	(6,848,169)	$(103,834,159)
Net change
Initial Class	(4,815,913)	$(89,815,011)	(3,371,417)	$(52,976,351)
Service Class	576,426	10,636,274	(81,037)	(892,250)
	(4,239,487)	$(79,178,737)	(3,452,454)	$(53,868,601)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $7,118 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	799,317	125,073,727	(120,967,352)	4,905,692

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,840	$4,905,692

18

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

19

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Investors Trust Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

21

MFS Investors Trust Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers T. Kevin Beatty Nicole Zatlyn

22

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

23

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion and that MFS has agreed in writing to further reduce its advisory fee on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

24

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS Investors Trust Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS INVESTMENT MANAGEMENT

MFS® Value Series

MFS® Variable Insurance Trust
Annual report

12/31/10
VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	3.7%
Philip Morris International, Inc.	3.3%
Goldman Sachs Group, Inc.	3.2%
AT&T, Inc.	2.9%
JPMorgan Chase & Co.	2.8%
Bank of New York Mellon Corp.	2.8%
Johnson & Johnson	2.7%
MetLife, Inc.	2.6%
Accenture Ltd., “A”	2.4%
Chevron Corp.	2.4%

Equity sectors
Financial Services	23.7%
Health Care	12.2%
Consumer Staples	11.3%
Industrial Goods & Services	10.8%
Energy	10.8%
Utilities & Communications	7.3%
Technology	6.9%
Special Products & Services	3.6%
Basic Materials	3.6%
Leisure	3.1%
Autos & Housing	2.8%
Retailing	2.5%
Transportation	0.5%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Value Series (the “fund”) provided a total return of 11.53%, while Service Class shares of the fund provided a total return of 11.22%. These compare with a return of 15.51% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Stock selection in the energy sector detracted from performance relative to the Russell 1000 Value Index. The fund’s holdings of integrated oil company Total S.A. (b) (France) and energy exploration and production company EOG Resources hindered relative results. The timing of our ownership in oil and gas company ConocoPhillips (h) also hurt.

Stock selection in the industrial goods & services sector held back relative returns. Within this sector, holdings of poor-performing defense contractor Lockheed Martin, and not holding strong-performing aerospace company Boeing, dampened relative performance.

A combination of stock selection and an overweight position in the health care sector was another negative. Holdings of pharmaceutical and medical products maker Abbott Laboratories, medical device maker Medtronic, and diversified medical products maker Johnson & Johnson were among the fund’s top relative detractors over the reporting period. Shares of Medtronic came under pressure due to weaker-than-expected sales, lower margins in its Cardiac Rhythm Management (CRM) business, and a reduction in management’s revenue guidance.

A combination of an underweight position and stock selection in the leisure sector also contributed to relative performance. No individual stocks within this sector were among the fund’s top relative detractors.

Elsewhere, not holding strong-performing financial services firm Citigroup held back relative results. Holdings of network equipment company Cisco Systems (b) also dampened relative performance. Shares of Cisco Systems fell during the period hurting relative performance. We believe the decline was due to the company’s lower-than-expected forecasted fiscal second quarter revenue and earnings. Management attributed the shortfall to lower government spending and weaker sales in Europe.

Contributors to Performance

Stock selection in the retailing sector boosted relative performance. Auto parts retailer Advance Auto Parts (b) outperformed the benchmark over the reporting period and was one of the fund’s top contributors. Shares of Advance Auto Parts rose as performance significantly exceeded investor expectations driven by strong same store sales, gross margin improvement, and an accelerated share repurchase program.

Elsewhere, not holding poor-performing insurance and investment firm Berkshire Hathaway aided relative performance. Holdings of integrated oil and gas company Exxon Mobil, tobacco company Philip Morris International, chemical company

3

MFS Value Series

Management Review – continued

PPG Industries, insurance company MetLife, enterprise software products maker Oracle (b), paints and coatings manufacturer Sherwin-Williams, and diversified manufacturer Honeywell (b) were also among the fund’s top relative contributors. Shares of Philip Morris rose on strong results led by solid price increases which more than offset volume declines in its developed markets. Our underweight position in pharmaceutical company Merck benefited relative performance as this stock underperformed the benchmark over the reporting period.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	1/02/02	11.53%	3.77%	5.32%
Service Class	1/02/02	11.22%	3.51%	5.07%

Comparative benchmark
Russell 1000 Value Index (f)		15.51%	1.28%	4.28%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.83%	$1,000.00	$1,201.85	$4.61
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
Service Class	Actual	1.08%	$1,000.00	$1,200.19	$5.99
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 9.0%
Honeywell International, Inc.	321,650	$17,098,910
Lockheed Martin Corp.	608,970	42,573,093
Northrop Grumman Corp.	264,760	17,151,153
United Technologies Corp.	331,230	26,074,426

		$102,897,582

Alcoholic Beverages – 1.3%
Diageo PLC	824,447	$15,231,927

Automotive – 0.6%
General Motors Co. (a)	60,210	$2,219,341
Johnson Controls, Inc.	114,130	4,359,766

		$6,579,107

Broadcasting – 2.4%
Omnicom Group, Inc.	257,080	$11,774,264
Walt Disney Co.	415,580	15,588,406

		$27,362,670

Brokerage & Asset Managers – 0.3%
Blackrock, Inc.	19,160	$3,651,513

Business Services – 3.6%
Accenture Ltd., “A”	564,110	$27,353,694
Dun & Bradstreet Corp.	84,120	6,905,411
Western Union Co.	362,600	6,733,482

		$40,992,587

Chemicals – 2.5%
3M Co.	165,650	$14,295,595
PPG Industries, Inc.	162,756	13,682,897

		$27,978,492

Computer Software – 2.0%
Oracle Corp.	739,760	$23,154,488

Computer Software – Systems – 2.6%
Hewlett-Packard Co.	141,620	$5,962,202
International Business Machines Corp.	160,770	23,594,605

		$29,556,807

Construction – 2.2%
Pulte Homes, Inc. (a)	398,930	$2,999,954
Sherwin-Williams Co.	164,440	13,771,850
Stanley Black & Decker, Inc.	114,753	7,673,533

		$24,445,337

Consumer Products – 0.9%
Avon Products, Inc.	95,160	$2,765,350
Procter & Gamble Co.	116,154	7,472,187

		$10,237,537

Electrical Equipment – 0.8%
Danaher Corp.	186,170	$8,781,639

Electronics – 1.4%
Intel Corp.	762,010	$16,025,070

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 3.1%
Apache Corp.	146,310	$17,444,541
EOG Resources, Inc.	89,270	8,160,171
Occidental Petroleum Corp.	99,910	9,801,171

		$35,405,883

Energy – Integrated – 5.8%
Chevron Corp.	295,280	$26,944,300
Exxon Mobil Corp.	259,208	18,953,289
Hess Corp.	180,880	13,844,555
TOTAL S.A., ADR	121,562	6,501,136

		$66,243,280

Engineering – Construction – 0.2%
Fluor Corp.	35,300	$2,338,978

Food & Beverages – 5.2%
General Mills, Inc.	467,510	$16,638,681
J.M. Smucker Co.	90,829	5,962,924
Kellogg Co.	169,140	8,639,671
Nestle S.A.	271,000	15,868,717
PepsiCo, Inc.	186,868	12,208,086

		$59,318,079

Food & Drug Stores – 1.0%
CVS Caremark Corp.	200,551	$6,973,158
Walgreen Co.	122,250	4,762,860

		$11,736,018

General Merchandise – 0.8%
Kohl’s Corp. (a)	81,530	$4,430,340
Target Corp.	76,290	4,587,318

		$9,017,658

Insurance – 8.0%
ACE Ltd.	101,480	$6,317,130
Allstate Corp.	229,155	7,305,461
Aon Corp.	286,220	13,168,982
Chubb Corp.	133,480	7,960,747
MetLife, Inc.	660,143	29,336,755
Prudential Financial, Inc.	263,115	15,447,482
Travelers Cos., Inc.	199,890	11,135,872

		$90,672,429

Leisure & Toys – 0.4%
Hasbro, Inc.	101,120	$4,770,842

Machinery & Tools – 0.8%
Eaton Corp.	91,340	$9,271,923

Major Banks – 14.6%
Bank of America Corp.	1,466,770	$19,566,712
Bank of New York Mellon Corp.	1,037,820	31,342,164
Goldman Sachs Group, Inc.	214,712	36,105,970
JPMorgan Chase & Co.	753,320	31,955,834
PNC Financial Services Group, Inc.	156,630	9,510,574

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
State Street Corp.	287,460	$13,320,896
Wells Fargo & Co.	789,990	24,481,790

		$166,283,940

Medical & Health Technology & Services – 0.4%
Quest Diagnostics, Inc.	87,310	$4,712,121

Medical Equipment – 3.8%
Becton, Dickinson & Co.	125,130	$10,575,988
Medtronic, Inc.	417,290	15,477,286
St. Jude Medical, Inc. (a)	280,090	11,973,848
Thermo Fisher Scientific, Inc. (a)	99,400	5,502,784

		$43,529,906

Network & Telecom – 0.9%
Cisco Systems, Inc. (a)	490,600	$9,924,838

Oil Services – 1.7%
National Oilwell Varco, Inc.	88,280	$5,936,830
Noble Corp.	122,460	4,380,394
Transocean, Inc. (a)	125,510	8,724,200

		$19,041,424

Other Banks & Diversified Financials – 0.8%
MasterCard, Inc., “A”	41,174	$9,227,505

Pharmaceuticals – 8.0%
Abbott Laboratories	417,040	$19,980,386
GlaxoSmithKline PLC	238,203	4,605,138
Johnson & Johnson	494,900	30,609,565
Merck & Co., Inc.	133,480	4,810,619
Pfizer, Inc.	1,458,036	25,530,210
Roche Holding AG	37,043	5,427,691

		$90,963,609

Railroad & Shipping – 0.5%
Canadian National Railway Co.	84,680	$5,628,680

Restaurants – 0.3%
McDonald’s Corp.	43,870	$3,367,461

Specialty Chemicals – 1.1%
Air Products & Chemicals, Inc.	138,126	$12,562,560

Specialty Stores – 0.7%
Advance Auto Parts, Inc.	60,670	$4,013,321
Staples, Inc.	171,970	3,915,757

		$7,929,078

Telecommunications – Wireless – 1.4%
Vodafone Group PLC	6,004,814	$15,522,363

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 2.9%
AT&T, Inc.	1,127,540	$33,127,125

Tobacco – 3.9%
Altria Group, Inc.	131,161	$3,229,184
Philip Morris International, Inc.	636,071	37,229,236
Reynolds American, Inc.	119,740	3,905,919

		$44,364,339

Utilities – Electric Power – 2.9%
Dominion Resources, Inc.	127,432	$5,443,895
Entergy Corp.	52,720	3,734,158
PG&E Corp.	270,020	12,917,757
PPL Corp.	141,770	3,731,386
Public Service Enterprise Group, Inc.	229,280	7,293,397

		$33,120,593

Total Common Stocks (Identified Cost, $1,019,408,517)		$1,124,975,388

CONVERTIBLE PREFERRED STOCKS – 0.3%
Energy – Independent – 0.2%
Apache Corp., 6%	32,270	$2,138,210

Utilities – Electric Power – 0.1%
PPL Corp., 9.5%	33,770	$1,856,337

Total Convertible Preferred Stocks (Identified Cost, $3,337,855)		$3,994,547

MONEY MARKET FUNDS (v) – 1.0%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	11,364,410	$11,364,410

Total Investments (Identified Cost, $1,034,110,782)		$1,140,334,345

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(1,233,473)

Net Assets – 100.0%		$1,139,100,872

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,022,746,372)	$1,128,969,935
Underlying funds, at cost and value	11,364,410
Total investments, at value (identified cost, $1,034,110,782)	$1,140,334,345
Cash	19,542
Receivables for
Fund shares sold	487,322
Interest and dividends	1,827,323
Other assets	11,768
Total assets		$1,142,680,300
Liabilities
Payable for fund shares reacquired	$3,396,977
Payable to affiliates
Investment adviser	46,146
Shareholder servicing costs	670
Distribution and/or service fees	10,307
Administrative services fee	515
Payable for independent Trustees’ compensation	34
Accrued expenses and other liabilities	124,779
Total liabilities		$3,579,428
Net assets		$1,139,100,872
Net assets consist of
Paid-in capital	$1,018,554,019
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	106,232,635
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,107,331)
Undistributed net investment income	15,421,549
Net assets		$1,139,100,872
Shares of beneficial interest outstanding		88,419,585

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$389,051,691	29,975,228	$12.98
Service Class	750,049,181	58,444,357	12.83

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$26,146,557
Interest	42,717
Dividends from underlying funds	23,261
Foreign taxes withheld	(198,360)
Total investment income		$26,014,175
Expenses
Management fee	$7,974,349
Distribution and/or service fees	1,758,559
Shareholder servicing costs	124,755
Administrative services fee	155,310
Independent Trustees’ compensation	23,516
Custodian fee	135,329
Shareholder communications	344,770
Auditing fees	49,552
Legal fees	17,462
Miscellaneous	50,919
Total expenses		$10,634,521
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(5,155)
Net expenses		$10,629,360
Net investment income		$15,384,815
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis) Investment transactions	$57,191,298
Foreign currency transactions	43,562
Net realized gain (loss) on investments and foreign currency transactions		$57,234,860
Change in unrealized appreciation (depreciation) Investments	$45,152,768
Translation of assets and liabilities in foreign currencies	10,669
Net unrealized gain (loss) on investments and foreign currency translation		$45,163,437
Net realized and unrealized gain (loss) on investments and foreign currency		$102,398,297
Change in net assets from operations		$117,783,112

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$15,384,815	$14,563,856
Net realized gain (loss) on investments and foreign currency transactions	57,234,860	(5,194,323)
Net unrealized gain (loss) on investments and foreign currency translation	45,163,437	181,134,384
Change in net assets from operations	$117,783,112	$190,503,917
Distributions declared to shareholders
From net investment income	$(14,600,065)	$(9,632,454)
Change in net assets from fund share transactions	$50,503,547	$290,293,407
Total change in net assets	$153,686,594	$471,164,870
Net assets
At beginning of period	985,414,278	514,249,408
At end of period (including undistributed net investment income of $15,421,549 and $14,593,237, respectively)	$1,139,100,872	$985,414,278

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.80	$9.76	$15.25	$14.52	$12.52
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20	$0.22	$0.21	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	1.98	(4.98)	0.92	2.32
Total from investment operations	$1.35	$2.18	$(4.76)	$1.13	$2.54
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.14)	$(0.17)	$(0.15)	$(0.14)
From net realized gain on investments	—	—	(0.56)	(0.25)	(0.40)
Total distributions declared to shareholders	$(0.17)	$(0.14)	$(0.73)	$(0.40)	$(0.54)
Net asset value, end of period	$12.98	$11.80	$9.76	$15.25	$14.52
Total return (%) (k)(r)(s)	11.53	22.71	(32.58)	7.91	20.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.84	0.84	0.86	0.88
Expenses after expense reductions (f)	0.83	0.84	0.84	0.86	0.88
Net investment income	1.60	1.99	1.77	1.41	1.65
Portfolio turnover	28	26	36	23	25
Net assets at end of period (000 omitted)	$389,052	$367,676	$295,721	$390,346	$256,529

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.68	$9.67	$15.12	$14.42	$12.44
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.18	$0.19	$0.17	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.15	1.95	(4.94)	0.91	2.32
Total from investment operations	$1.31	$2.13	$(4.75)	$1.08	$2.50
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.12)	$(0.14)	$(0.13)	$(0.12)
From net realized gain on investments	—	—	(0.56)	(0.25)	(0.40)
Total distributions declared to shareholders	$(0.16)	$(0.12)	$(0.70)	$(0.38)	$(0.52)
Net asset value, end of period	$12.83	$11.68	$9.67	$15.12	$14.42
Total return (%) (k)(r)(s)	11.22	22.45	(32.74)	7.59	20.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.09	1.09	1.11	1.13
Expenses after expense reductions (f)	1.08	1.09	1.09	1.11	1.13
Net investment income	1.35	1.75	1.57	1.16	1.40
Portfolio turnover	28	26	36	23	25
Net assets at end of period (000 omitted)	$750,049	$617,739	$218,528	$197,844	$140,135

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair

13

MFS Value Series

Notes to Financial Statements – continued

value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,128,969,935	$—	$—	$1,128,969,935
Mutual Funds	11,364,410	—	—	11,364,410
Total Investments	$1,140,334,345	$—	$—	$1,140,334,345

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

14

MFS Value Series

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$14,600,065	$9,632,454

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$1,039,864,892
Gross appreciation	135,364,662
Gross depreciation	(34,895,209)
Net unrealized appreciation (depreciation)	$100,469,453
Undistributed ordinary income	15,421,549
Undistributed long-term capital gain	4,646,779
Other temporary differences	9,072

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$5,462,462	$4,240,834
Service Class	9,137,603	5,391,620
Total	$14,600,065	$9,632,454

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective May 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012.

Prior to May 1, 2010, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses did not exceed 0.15% annually of the fund’s average daily net assets. This written agreement terminated on April 30, 2010. For the period January 1, 2010 through April 30, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

15

MFS Value Series

Notes to Financial Statements – continued

Effective May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012. For the period May 1, 2010 through December 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $123,894, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $861.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $10,369 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,155, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $350,880,303 and $295,406,689, respectively.

16

MFS Value Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,731,825	$32,016,435	3,549,075	$34,916,382
Service Class	16,546,554	194,242,416	33,931,032	318,762,552
	19,278,379	$226,258,851	37,480,107	$353,678,934
Shares issued to shareholders in reinvestment of distributions
Initial Class	435,603	$5,462,462	465,514	$4,240,834
Service Class	735,717	9,137,603	596,418	5,391,620
	1,171,320	$14,600,065	1,061,932	$9,632,454
Shares reacquired
Initial Class	(4,351,822)	$(51,701,985)	(3,156,296)	$(30,832,457)
Service Class	(11,728,496)	(138,653,384)	(4,232,788)	(42,185,524)
	(16,080,318)	$(190,355,369)	(7,389,084)	$(73,017,981)
Net change
Initial Class	(1,184,394)	$(14,223,088)	858,293	$8,324,759
Service Class	5,553,775	64,726,635	30,294,662	281,968,648
	4,369,381	$50,503,547	31,152,955	$290,293,407

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $12,044 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	13,580,573	226,529,167	(228,745,330)	11,364,410

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$23,261	$11,364,410

17

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

18

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

19

MFS Value Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

20

MFS Value Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

21

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper, Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, this performance is likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

22

MFS Value Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion and that MFS has agreed in writing to reduce its advisory fee rate on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

23

MFS Value Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS Value Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® Mid Cap Growth Series

MFS® Variable Insurance Trust

Annual report

12/31/10

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Newfield Exploration Co.	1.8%
AMETEK, Inc.	1.6%
Dresser-Rand Group, Inc.	1.6%
American Tower Corp., “A”	1.6%
Affiliated Managers Group, Inc.	1.5%
Danaher Corp.	1.5%
Goodrich Corp.	1.5%
Royal Caribbean Cruises Ltd.	1.4%
Teck Resources Ltd., “B”	1.4%
Autodesk, Inc.	1.3%

Equity sectors
Technology	19.5%
Industrial Goods & Services	11.6%
Health Care	10.3%
Special Products & Services	9.6%
Energy	9.6%
Leisure	8.3%
Financial Services	7.9%
Retailing	7.9%
Basic Materials	4.2%
Utilities & Communications	2.9%
Transportation	2.6%
Autos & Housing	2.3%
Consumer Staples	2.3%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Mid Cap Growth Series (the “fund”) provided a total return of 29.65%, while Service Class shares of the fund provided a total return of 29.20%. This compares with a return of 26.38% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the special products & services sector was a primary factor contributing to the fund’s performance relative to the Russell Midcap Growth Index. The fund’s ownership in shares of strong performing luxury collectibles auctioneer Sotheby’s benefited relative returns. Shares of Sotheby’s rose as the company announced better-than-expected revenues driven by strong sales in their London auctions. The company continued to see strength in demand from global markets, primarily China, during the reporting period.

Security selection in the technology sector was another positive factor for relative performance during the reporting period. Holdings of communications and data services provider Acme Packet (b), internet software provider Akamai Technologies, and digital products manufacturer ARM (b) boosted returns.

Stock selection in the energy sector contributed to relative returns. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

Stock selection in the industrial goods & services sector also benefited relative results. Holdings of industrial machinery manufacturer Bucyrus International (h) supported relative performance. Shares of Bucyrus International climbed as the company experienced strong demand for their surface mining equipment. The company’s announcement that they had accepted a buyout offer from diversified industrial manufacturer Caterpillar aided further price appreciation.

Elsewhere, the timing of our transactions in casino resort operator Las Vegas Sands bolstered relative performance as the fund was able to capture a greater impact from the stock’s price gains than the benchmark during the reporting period. Stocks in other sectors that were among the fund’s top contributors included medical and specialty gas distributor Airgas, specialty retailer Limited Brands, cruise line operator Royal Caribbean Cruises, and Canadian diversified mining company Teck Resources (b).

During the reporting period, the fund’s currency exposure was also a positive factor that helped relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

MFS Mid Cap Growth Series

Management Review – continued

Detractors from Performance

Stock selection in the financial services sector detracted from relative performance. The fund’s ownership in shares of poor-performing credit card company Mastercard (b) hindered relative results. Shares of Mastercard declined sharply after the Federal Reserve released a debit interchange proposal that would substantially reduce debit card transaction fees. The Fed’s proposals on debit network exclusivity also created uncertainty surrounding the companies’ future market share and revenues.

A combination of stock selection and an underweight position in the retailing sector detracted from relative performance during the reporting period. Holdings of office products supplier Staples (b) weighed on returns. Shares of Staples depreciated as the company experienced weaker-than-expected demand in Europe for their small business development products.

Stocks in other sectors that were among the fund’s top detractors included publishing software company Adobe Systems (b)(h), animation film developer Dreamworks Animation (h), and online university Capella Education (b)(h). Holdings of online travel company Priceline.com (h), higher education provider Devry Inc., and offshore oil and gas services provider Oceaneering International (h) detracted from relative returns. Not holding strong-performing customer information software manager Salesforce.com (h) also dampened relative performance.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David DeGroff	Eric Fischman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	4/28/00	29.65%	0.06%	(2.71)%
Service Class	5/01/00	29.20%	(0.21)%	(2.95)%

Comparative benchmark
	Russell Midcap Growth Index (f)	26.38%	4.88%	3.12%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.88%	$1,000.00	$1,305.01	$5.11
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,303.57	$6.56
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 1.9%
BE Aerospace, Inc. (a)	7,280	$269,568
Goodrich Corp.	28,700	2,527,609
Moog, Inc., “A” (a)	10,610	422,278

		$3,219,455

Apparel Manufacturers – 0.8%
Li & Fung Ltd.	44,000	$255,301
Phillips-Van Heusen Corp.	16,650	1,049,117

		$1,304,418

Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc. (a)	28,720	$2,313,396
Gen-Probe, Inc. (a)	19,060	1,112,151

		$3,425,547

Broadcasting – 1.6%
Discovery Communications, Inc., “A” (a)	41,230	$1,719,291
Interpublic Group of Cos., Inc. (a)	98,370	1,044,689

		$2,763,980

Brokerage & Asset Managers – 4.3%
Affiliated Managers Group, Inc. (a)	26,480	$2,627,346
BM&F Bovespa S.A.	98,000	775,145
Evercore Partners, Inc.	13,800	469,200
GFI Group, Inc.	104,100	488,229
IntercontinentalExchange, Inc. (a)	9,210	1,097,372
Lazard Ltd.	31,180	1,231,298
LPL Investment Holdings, Inc. (a)	21,770	791,775

		$7,480,365

Business Services – 6.6%
Cognizant Technology Solutions Corp., “A” (a)	28,960	$2,122,478
Concur Technologies, Inc. (a)	30,860	1,602,560
Constant Contact, Inc. (a)	32,110	995,089
CoStar Group, Inc. (a)	18,750	1,079,250
FleetCor Technologies, Inc. (a)	21,380	661,070
Gartner, Inc. (a)	18,310	607,892
MSCI, Inc., “A” (a)	54,810	2,135,398
Ultimate Software Group, Inc. (a)	3,620	176,041
Verisk Analytics, Inc., “A” (a)	60,320	2,055,706

		$11,435,484

Cable TV – 0.6%
Virgin Media, Inc.	38,460	$1,047,650

Chemicals – 1.2%
Celanese Corp.	30,780	$1,267,213
Ecolab, Inc.	16,760	845,039

		$2,112,252

Computer Software – 7.4%
Akamai Technologies, Inc. (a)	6,440	$303,002
Ariba, Inc. (a)	14,610	343,189
Autodesk, Inc. (a)	60,780	2,321,796

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Autonomy Corp. PLC (a)	48,365	$1,134,858
Blackboard, Inc. (a)	26,450	1,092,385
Check Point Software Technologies Ltd. (a)	15,230	704,540
Citrix Systems, Inc. (a)	9,360	640,318
Intuit, Inc. (a)	31,470	1,551,471
Parametric Technology Corp. (a)	91,660	2,065,100
SuccessFactors, Inc. (a)	28,040	812,038
VeriSign, Inc. (s)	57,210	1,869,051

		$12,837,748

Computer Software – Systems – 2.4%
MICROS Systems, Inc. (a)	44,420	$1,948,261
NICE Systems Ltd., ADR (a)	20,010	698,349
Verifone Systems, Inc. (a)	40,460	1,560,138

		$4,206,748

Construction – 2.3%
NVR, Inc. (a)	1,370	$946,697
Owens Corning (a)	16,770	522,386
Sherwin-Williams Co.	13,600	1,139,000
Stanley Black & Decker, Inc.	20,598	1,377,388

		$3,985,471

Consumer Products – 0.8%
Avon Products, Inc.	23,680	$688,141
Hypermarcas S.A. (a)	46,200	627,040

		$1,315,181

Consumer Services – 3.0%
Anhanguera Educacional Participacoes S.A.	52,000	$1,253,012
DeVry, Inc.	29,590	1,419,728
Monster Worldwide, Inc. (a)	52,530	1,241,284
Sotheby’s	30,020	1,350,900

		$5,264,924

Containers – 1.0%
Ball Corp.	24,270	$1,651,574

Electrical Equipment – 3.6%
AMETEK, Inc. (s)	71,395	$2,802,254
Danaher Corp.	54,310	2,561,803
Mettler-Toledo International, Inc. (a)	5,730	866,433

		$6,230,490

Electronics – 5.6%
Advanced Micro Devices, Inc. (a)	85,350	$698,163
ARM Holdings PLC	159,455	1,052,350
First Solar, Inc. (a)(l)	3,230	420,352
Hittite Microwave Corp. (a)	16,000	976,640
Lam Research Corp. (a)	19,650	1,017,477
Linear Technology Corp.	43,810	1,515,388
Microchip Technology, Inc.	46,150	1,578,792
PMC-Sierra, Inc. (a)	138,270	1,187,739
Teradyne, Inc. (a)	89,020	1,249,841

		$9,696,742

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 5.5%
Concho Resources, Inc. (a)	18,240	$1,599,101
MEG Energy Corp. (a)	22,567	1,032,458
Newfield Exploration Co. (a)(s)	43,170	3,112,989
QEP Resources, Inc.	23,270	844,934
Ultra Petroleum Corp. (a)	19,350	924,350
Whiting Petroleum Corp. (a)	17,230	2,019,184

		$9,533,016

Engineering – Construction – 1.0%
Fluor Corp.	26,600	$1,762,516

Food & Beverages – 1.5%
Dr Pepper Snapple Group, Inc.	11,950	$420,162
Mead Johnson Nutrition Co., “A”	35,890	2,234,153

		$2,654,315

Food & Drug Stores – 0.4%
Whole Foods Market, Inc.	13,810	$698,648

Gaming & Lodging – 2.3%
Las Vegas Sands Corp. (a)	34,290	$1,575,626
Royal Caribbean Cruises Ltd. (a)	50,590	2,377,730

		$3,953,356

General Merchandise – 0.3%
Dollar General Corp. (a)	13,830	$424,166

Insurance – 0.3%
Allied World Assurance Co.	9,910	$589,050

Internet – 0.6%
OpenTable, Inc. (a)	9,340	$658,283
Shutterfly, Inc. (a)	12,180	426,665

		$1,084,948

Leisure & Toys – 0.9%
Hasbro, Inc.	32,170	$1,517,781

Machinery & Tools – 4.5%
Cummins, Inc.	14,720	$1,619,347
Finning International, Inc.	51,210	1,395,232
Flowserve Corp.	11,840	1,411,565
Kennametal, Inc.	22,890	903,239
Polypore International, Inc. (a)	27,270	1,110,707
WABCO Holdings, Inc. (a)	22,710	1,383,720

		$7,823,810

Medical & Health Technology & Services – 5.1%
Cerner Corp. (a)	18,940	$1,794,376
Diagnosticos da America S.A.	95,200	1,290,361
IDEXX Laboratories, Inc. (a)	18,770	1,299,259
Medco Health Solutions, Inc. (a)	16,480	1,009,730
MEDNAX, Inc. (a)	16,380	1,102,210
Patterson Cos., Inc.	41,160	1,260,731
Stericycle, Inc. (a)	13,650	1,104,558

		$8,861,225

Medical Equipment – 2.3%
C.R. Bard, Inc.	5,860	$537,772
Edwards Lifesciences Corp. (a)	13,700	1,107,508

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
ResMed, Inc. (a)	40,110	$1,389,410
Sonova Holding AG	3,255	420,191
Thoratec Corp. (a)	15,430	436,978

		$3,891,859

Metals & Mining – 1.6%
Cameco Corp.	11,320	$457,102
Teck Resources Ltd., “B”	38,190	2,361,288

		$2,818,390

Network & Telecom – 3.5%
Acme Packet, Inc. (a)	24,830	$1,319,963
Ciena Corp. (a)	58,740	1,236,477
F5 Networks, Inc. (a)	12,820	1,668,651
Fortinet, Inc. (a)	28,590	924,887
Polycom, Inc. (a)	25,350	988,143

		$6,138,121

Oil Services – 4.1%
Cameron International Corp. (a)	41,910	$2,126,094
Dresser-Rand Group, Inc. (a)	65,010	2,768,776
Weatherford International Ltd. (a)	99,010	2,257,428

		$7,152,298

Other Banks & Diversified Financials – 2.7%
Associated Banc-Corp.	29,460	$446,319
Cathay General Bancorp, Inc.	58,440	975,948
MasterCard, Inc., “A”	8,400	1,882,524
Visa, Inc., “A”	9,210	648,200
Zions Bancorporation	29,160	706,547

		$4,659,538

Pharmaceuticals – 0.9%
Genomma Lab Internacional S.A., “B” (a)	420,300	$1,005,997
Hospira, Inc. (a)	9,250	515,133

		$1,521,130

Pollution Control – 0.6%
Waste Connections, Inc.	38,640	$1,063,759

Printing & Publishing – 1.6%
Lamar Advertising Co., “A” (a)	36,450	$1,452,168
Moody’s Corp.	51,090	1,355,929

		$2,808,097

Railroad & Shipping – 0.7%
Kansas City Southern Co. (a)	26,210	$1,254,411

Real Estate – 0.6%
Jones Lang LaSalle, Inc.	11,360	$953,331

Restaurants – 1.3%
P.F. Chang’s China Bistro, Inc.	34,350	$1,664,601
Panera Bread Co., “A” (a)	6,220	629,526

		$2,294,127

Specialty Chemicals – 0.4%
Airgas, Inc.	11,140	$695,804

8

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 6.4%
Abercrombie & Fitch Co., “A”	30,970	$1,784,801
Dick’s Sporting Goods, Inc. (a)	56,100	2,103,750
Limited Brands, Inc.	61,020	1,875,145
Ross Stores, Inc.	32,590	2,061,318
Staples, Inc.	62,040	1,412,651
Tractor Supply Co.	16,130	782,144
Urban Outfitters, Inc. (a)	31,340	1,122,285

		$11,142,094

Telecommunications – Wireless – 0.9%
NII Holdings, Inc. (a)	14,710	$656,949
SBA Communications Corp. (a)	21,530	881,438

		$1,538,387

Telephone Services – 1.6%
American Tower Corp., “A” (a)	52,030	$2,686,829

Trucking – 1.9%
Expeditors International of Washington, Inc.	30,180	$1,647,828
Landstar System, Inc.	42,040	1,721,118

		$3,368,946

Utilities – Electric Power – 0.4%
CMS Energy Corp.	41,430	$770,598

Total Common Stocks (Identified Cost, $131,454,380)		$171,638,579

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.5%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	2,545,260	$2,545,260

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	321,936	$321,936

Total Investments (Identified Cost, $134,321,576)		$174,505,775

OTHER ASSETS, LESS LIABILITIES – (0.7)%		(1,216,447)

Net Assets – 100.0%		$173,289,328

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $174,238. At December 31, 2010, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $131,776,316)	$171,960,515
Underlying funds, at cost and value	2,545,260
Total investments, at value, including $313,247 of securities on loan (identified cost, $134,321,576)	$174,505,775
Receivables for
Fund shares sold	70,737
Interest and dividends	52,398
Other assets	2,105
Total assets		$174,631,015
Liabilities
Payables for
Investments purchased	$412,624
Fund shares reacquired	571,389
Collateral for securities loaned, at value	321,936
Payable to affiliates
Investment adviser	7,170
Shareholder servicing costs	138
Distribution and/or service fees	499
Administrative services fee	144
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	27,782
Total liabilities		$1,341,687
Net assets		$173,289,328
Net assets consist of
Paid-in capital	$173,447,415
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	40,184,446
Accumulated net realized gain (loss) on investments and foreign currency transactions	(40,342,533)
Net assets		$173,289,328
Shares of beneficial interest outstanding		29,075,204

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$137,566,993	22,963,418	$5.99
Service Class	35,722,335	6,111,786	5.84

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$1,437,731
Interest	8,135
Dividends from underlying funds	8,661
Foreign taxes withheld	(7,536)
Total investment income		$1,446,991
Expenses
Management fee	$1,120,641
Distribution and/or service fees	78,182
Shareholder servicing costs	17,785
Administrative services fee	30,808
Independent Trustees’ compensation	6,055
Custodian fee	41,866
Shareholder communications	26,750
Auditing fees	49,934
Legal fees	2,487
Miscellaneous	17,515
Total expenses		$1,392,023
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(706)
Net expenses		$1,391,314
Net investment income		$55,677
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$23,068,784
Foreign currency transactions	(57,145)
Net realized gain (loss) on investments and foreign currency transactions		$23,011,639
Change in unrealized appreciation (depreciation)
Investments	$15,735,861
Translation of assets and liabilities in foreign currencies	238
Net unrealized gain (loss) on investments and foreign currency translation		$15,736,099
Net realized and unrealized gain (loss) on investments and foreign currency		$38,747,738
Change in net assets from operations		$38,803,415

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income (loss)	$55,677	$(157,527)
Net realized gain (loss) on investments and foreign currency transactions	23,011,639	(6,600,187)
Net unrealized gain (loss) on investments and foreign currency translation	15,736,099	47,421,565
Change in net assets from operations	$38,803,415	$40,663,851
Distributions declared to shareholders
From net investment income	$—	$(255,085)
From tax return of capital	—	(490)
Total distributions declared to shareholders	$—	$(255,575)
Change in net assets from fund share transactions	$(3,027,435)	$1,528,270
Total change in net assets	$35,775,980	$41,936,546
Net assets
At beginning of period	137,513,348	95,576,802
At end of period	$173,289,328	$137,513,348

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$4.62		$3.27		$7.66		$7.25	$7.30
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.00	)(w)	$0.01		$(0.01)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.37		1.36		(3.55)		0.71	0.18
Total from investment operations	$1.37		$1.36		$(3.54)		$0.70	$0.19
Less distributions declared to shareholders
From net investment income	$—		$(0.01)		$—		$(0.01)	$—
From net realized gain on investments	—		—		(0.85)		(0.28)	(0.24)
From tax return of capital	—		(0.00	)(w)	—		—	—
Total distributions declared to shareholders	$—		$(0.01)		$(0.85)		$(0.29)	$(0.24)
Net asset value, end of period	$5.99		$4.62		$3.27		$7.66	$7.25
Total return (%) (k)(r)(s)	29.65		41.78		(51.56)		9.82	2.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88		0.90		0.87		0.91	0.90
Expenses after expense reductions (f)	0.88		0.90		0.87		0.91	0.89
Net investment income (loss)	0.09		(0.09)		0.21		(0.10)	0.19
Portfolio turnover	91		114		104		91	141
Net assets at end of period (000 omitted)	$137,567		$107,989		$73,066		$173,048	$190,684

Service Class	Years ended 12/31
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$4.52		$3.20		$7.52		$7.13	$7.20
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$(0.01)		$(0.00	)(w)	$(0.03)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	1.33		1.33		(3.47)		0.70	0.17
Total from investment operations	$1.32		$1.32		$(3.47)		$0.67	$0.17
Less distributions declared to shareholders
From net realized gain on investments	$—		$—		$(0.85)		$(0.28)	$(0.24)
Net asset value, end of period	$5.84		$4.52		$3.20		$7.52	$7.13
Total return (%) (k)(r)(s)	29.20		41.25		(51.59)		9.51	2.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13		1.16		1.12		1.16	1.15
Expenses after expense reductions (f)	1.13		1.15		1.12		1.16	1.15
Net investment loss	(0.16)		(0.33)		(0.05)		(0.35)	(0.02)
Portfolio turnover	91		114		104		91	141
Net assets at end of period (000 omitted)	$35,722		$29,524		$22,511		$48,209	$41,929

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$171,638,579	$—	$—	$171,638,579
Mutual Funds	2,867,196	—	—	2,867,196
Total Investments	$174,505,775	$—	$—	$174,505,775

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2010, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2010, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$—	$255,085
Tax return of capital (b)	—	490
Total distributions	$—	$255,575

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$134,372,189
Gross appreciation	40,782,635
Gross depreciation	(649,049)
Net unrealized appreciation (depreciation)	$40,133,586
Capital loss carryforwards	(40,292,029)
Other temporary differences	356

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(30,850,869)
12/31/17	(9,441,160)
Total	$(40,292,029)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$—	$255,085	$—	$490

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $17,234, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $551.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0206% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,439 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $706, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $131,979,140 and $133,483,693, respectively.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,425,094	$22,756,008	5,473,232	$19,964,361
Service Class	1,591,878	7,971,128	1,547,666	5,754,128
	6,016,972	$30,727,136	7,020,898	$25,718,489
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	75,614	$255,575
Shares reacquired
Initial Class	(4,818,822)	$(23,803,385)	(4,502,144)	$(16,929,603)
Service Class	(2,008,946)	(9,951,186)	(2,052,405)	(7,516,191)
	(6,827,768)	$(33,754,571)	(6,554,549)	$(24,445,794)
Net change
Initial Class	(393,728)	$(1,047,377)	1,046,702	$3,290,333
Service Class	(417,068)	(1,980,058)	(504,739)	(1,762,063)
	(810,796)	$(3,027,435)	541,963	$1,528,270

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $1,631 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,657,594	51,897,829	(53,010,163)	2,545,260

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,661	$2,545,260

18

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

19

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

21

MFS Mid Cap Growth Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David DeGroff Eric Fischman

22

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

23

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of portfolio managers in November 2008. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

24

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

26

MFS Mid Cap Growth Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® New Discovery Series

MFS® Variable Insurance Trust
Annual report

12/31/10
VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Owens Corning	1.8%
FleetCor Technologies, Inc.	1.8%
Citi Trends, Inc.	1.7%
Brookdale Senior Living, Inc.	1.7%
Universal Forest Products, Inc.	1.5%
Dresser-Rand Group, Inc.	1.5%
Regal Beloit Corp.	1.5%
Forest Oil Corp.	1.4%
Stifel Financial Corp.	1.4%
Teradyne, Inc.	1.4%

Equity sectors
Technology	28.4%
Health Care	16.9%
Special Products & Services	8.0%
Financial Services	7.3%
Retailing	7.1%
Industrial Goods & Services	6.2%
Energy	5.9%
Leisure	4.7%
Autos & Housing	4.7%
Basic Materials	4.7%
Transportation	3.3%
Consumer Staples	1.1%
Utilities & Communications	0.8%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS New Discovery Series (the “fund”) provided a total return of 36.34%, while Service Class shares provided a total return of 35.94%. These compare with a return of 29.09% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Security selection in the health care sector contributed to performance relative to the Russell 2000 Growth Index. The fund’s ownership in shares of strong-performing dialysis product manufacturer NxStage Medical boosted relative returns. Nxstage Medical reported increased revenue driven by their critical and chronic care divisions. Management attributed the appreciation to increased patient density gaining traction in the market and the company’s focus on cost reduction projects.

Stock selection in the industrial goods & services sector contributed to relative returns. Top relative contributors included holdings of industrial machinery manufacturer Bucyrus International (b)(h) and electrical components and equipment manufacturer Sensata Technologies (b) (Netherlands). Shares of Sensata Technologies appreciated due to growth in key areas such as fuel sensors and its business in emerging markets. The company increased their exposure in Asia and Europe through the acquisition of Honeywell’s automotive sensor business.

Favorable security selection in the basic materials sector was another positive factor for relative performance. Holdings of Australian mining company Iluka Resources Ltd. (b)(h) and diversified metals and mining company Molycorp (h) were top contributors.

Elsewhere, the fund’s holdings of network storage products company F5 Networks (b), digital products manufacturer ARM Holdings (b) (United Kingdom), and communications and data services provider Acme Packet (h) were all top relative contributors. The fund’s overweight position in shares of internet software and services provider Constant Contact and holdings of compliance and security management solutions provider Arcsight (h) were additional positive factors.

During the reporting period, the fund’s currency exposure was also a positive factor that helped relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Stock selection in the retailing sector detracted from the fund’s relative performance. Within this sector, urban fashion apparel retailer Citi Trends and computer and electronics retailer hhgregg were top relative detractors. Citi Trends’ shares came under pressure as the company reported revenues that fell short of expectations. The company experienced weaker-than-expected sales due to reductions in unemployment benefits which directly affected their core market.

3

MFS New Discovery Series

Management Review – continued

In the transportation sector, security selection was a negative for relative returns. The fund’s ownership in shares of weak-performing marine ports and services operator Aegean Marine (b) (Greece) detracted from performance.

Security selection in the energy sector also held back relative returns. Holdings of oil-focused exploration and production company Cobalt International Energy (b)(h), which underperformed the benchmark over the reporting period, dampened relative results.

Elsewhere, health care equipment manufacturer Dynavox Inc. and semiconductor manufacturer Silicon Labs (b) weakened relative returns. The fund’s ownership in shares of health care equipment manufacturer Thoratec, healthcare technology provider Athenahealth (h), and managed health care facilitator IPC The Hospitalist detracted from relative returns. The timing of our transactions in communications equipment provider Polycom (h) also hindered relative performance as the fund missed some of the stock’s positive price gains during the reporting period.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/01/98	36.34%	9.39%	4.31%
Service Class	5/01/00	35.94%	9.12%	4.05%

Comparative benchmark
Russell 2000 Growth Index (f)		29.09%	5.30%	3.78%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.00%	$1,000.00	$1,334.55	$5.88
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.24%	$1,000.00	$1,332.83	$7.29
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Apparel Manufacturers – 0.4%
Pandora A/S (a)	38,640	$2,327,519
Stella International Holdings	342,500	682,991

		$3,010,510

Biotechnology – 2.3%
Alimera Sciences, Inc. (a)	99,660	$1,034,471
Anacor Pharmaceuticals, Inc. (a)	520,540	2,795,300
Gen-Probe, Inc. (a)	173,370	10,116,140
Human Genome Sciences, Inc. (a)	63,670	1,521,076
Pacific Biosciences of California, Inc. (a)	207,420	3,300,052

		$18,767,039

Broadcasting – 0.7%
QuinStreet, Inc. (a)	294,958	$5,666,143

Brokerage & Asset Managers – 1.4%
Stifel Financial Corp. (a)	190,616	$11,825,817

Business Services – 5.6%
Concur Technologies, Inc. (a)	154,930	$8,045,515
Constant Contact, Inc. (a)	190,872	5,915,123
CoStar Group, Inc. (a)	49,520	2,850,371
FleetCor Technologies, Inc. (a)	478,160	14,784,707
MSCI, Inc., “A” (a)	163,050	6,352,428
Ultimate Software Group, Inc. (a)	43,010	2,091,576
Verisk Analytics, Inc., “A” (a)	176,910	6,029,093

		$46,068,813

Chemicals – 1.0%
Nalco Holding Co.	247,020	$7,889,819

Computer Software – 7.6%
ANSYS, Inc. (a)	115,380	$6,007,837
Ariba, Inc. (a)	343,180	8,061,298
Autonomy Corp. PLC (a)	471,277	11,058,252
Blackboard, Inc. (a)	243,720	10,065,636
CommVault Systems, Inc. (a)	179,120	5,126,414
Nuance Communications, Inc. (a)	518,234	9,421,494
SolarWinds, Inc. (a)	363,880	7,004,690
SuccessFactors, Inc. (a)	196,460	5,689,482

		$62,435,103

Computer Software – Systems – 3.8%
IntraLinks Holdings, Inc. (a)	372,860	$6,976,211
PROS Holdings, Inc. (a)	499,010	5,683,724
Qlik Technologies, Inc. (a)	215,450	5,560,765
SciQuest, Inc. (a)	550,840	7,166,428
Verifone Systems, Inc. (a)	155,020	5,977,571

		$31,364,699

Construction – 4.7%
Beacon Roofing Supply, Inc. (a)	222,970	$3,984,474
NVR, Inc. (a)	16,730	11,560,765
Owens Corning (a)	482,510	15,030,187
Pulte Homes, Inc. (a)	1,131,160	8,506,323

		$39,081,749

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 2.0%
Anhanguera Educacional Participacoes S.A.	173,900	$4,190,361
Capella Education Co. (a)	96,460	6,422,307
Strayer Education, Inc.	38,360	5,839,159

		$16,451,827

Electrical Equipment – 1.8%
Mettler-Toledo International, Inc. (a)	32,140	$4,859,889
Sensata Technologies Holding B.V. (a)	324,120	9,759,253

		$14,619,142

Electronics – 11.4%
Aeroflex Holding Corp. (a)	288,210	$4,741,055
ARM Holdings PLC	914,964	6,038,458
DynaVox, Inc., “A” (a)	649,880	3,333,884
Fabrinet (a)	396,390	8,522,385
Hittite Microwave Corp. (a)	128,650	7,852,796
Inphi Corp. (a)	334,600	6,722,114
Lam Research Corp. (a)	69,730	3,610,619
Monolithic Power Systems, Inc. (a)	624,650	10,319,218
NetLogic Microsystems, Inc. (a)	306,330	9,621,825
PMC-Sierra, Inc. (a)	985,100	8,462,009
Silicon Laboratories, Inc. (a)	177,500	8,168,550
Stratasys, Inc. (a)	152,110	4,964,870
Teradyne, Inc. (a)	832,670	11,690,687

		$94,048,470

Energy – Independent – 4.4%
Cabot Oil & Gas Corp.	155,710	$5,893,624
Forest Oil Corp. (a)	312,410	11,862,208
Petrohawk Energy Corp. (a)	587,760	10,726,620
QEP Resources, Inc.	219,940	7,986,021

		$36,468,473

Food & Beverages – 1.1%
Green Mountain Coffee Roasters, Inc. (a)	279,010	$9,168,269

Forest & Paper Products – 1.5%
Universal Forest Products, Inc.	321,310	$12,498,959

Gaming & Lodging – 1.5%
Morgans Hotel Group Co. (a)	815,460	$7,396,222
WMS Industries, Inc. (a)	116,130	5,253,721

		$12,649,943

Insurance – 1.3%
Brazil Insurance Participacoes e Administracao S.A. (a)	8,800	$10,496,386

Internet – 2.7%
GSI Commerce, Inc. (a)	354,800	$8,231,360
OpenTable, Inc. (a)	31,440	2,215,891
Shutterfly, Inc. (a)	170,070	5,957,552
TechTarget, Inc. (a)	757,616	6,007,895

		$22,412,698

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MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Leisure & Toys – 0.2%
Whistler Blackcomb Holdings, Inc. (a)(z)	150,410	$1,837,958

Machinery & Tools – 4.4%
Douglas Dynamics, Inc.	144,770	$2,193,266
Finning International, Inc.	221,060	6,022,846
Flowserve Corp.	51,480	6,137,446
Polypore International, Inc. (a)	100,002	4,073,081
Regal Beloit Corp.	180,840	12,072,878
WABCO Holdings, Inc. (a)	95,690	5,830,392

		$36,329,909

Medical & Health Technology & Services – 8.2%
Allscripts Healthcare Solutions, Inc. (a)	488,690	$9,417,056
Amedisys, Inc. (a)	219,050	7,338,175
Brookdale Senior Living, Inc. (a)	667,975	14,301,345
Cerner Corp. (a)	102,000	9,663,480
DaVita, Inc. (a)	84,120	5,845,499
Gentiva Health Services, Inc. (a)	326,490	8,684,634
Healthcare Services Group, Inc.	267,795	4,357,025
IDEXX Laboratories, Inc. (a)	84,386	5,841,199
IPC The Hospitalist Co., Inc. (a)	60,390	2,355,814

		$67,804,227

Medical Equipment – 6.0%
DexCom, Inc. (a)	702,205	$9,585,098
Heartware International, Inc. (a)	43,160	3,779,521
Intuitive Surgical, Inc. (a)	28,020	7,222,155
Masimo Corp.	219,200	6,372,144
NxStage Medical, Inc. (a)	282,227	7,021,808
Thoratec Corp. (a)	284,240	8,049,677
Volcano Corp. (a)	131,540	3,592,357
Zoll Medical Corp. (a)	110,740	4,122,850

		$49,745,610

Metals & Mining – 0.5%
Globe Specialty Metals, Inc.	222,950	$3,810,216

Network & Telecom – 2.9%
Ciena Corp. (a)	359,350	$7,564,318
F5 Networks, Inc. (a)	42,130	5,483,641
Fortinet, Inc. (a)	175,090	5,664,162
Riverbed Technology, Inc. (a)	145,320	5,110,904

		$23,823,025

Oil Services – 1.5%
Dresser-Rand Group, Inc. (a)	290,080	$12,354,507

Other Banks & Diversified Financials – 3.8%
Cathay General Bancorp, Inc.	316,330	$5,282,711
First Interstate BancSystem, Inc.	340,340	5,186,782
Metro Bancorp, Inc. (a)	474,540	5,224,685
PacWest Bancorp	246,570	5,271,667
Sterling Bancshares, Inc.	621,930	4,365,949
TCF Financial Corp.	390,020	5,776,196

		$31,107,990

Pharmaceuticals – 0.4%
Auxilium Pharmaceuticals, Inc. (a)	162,860	$3,436,346

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Precious Metals & Minerals – 0.9%
Stillwater Mining Co. (a)	328,460	$7,012,621

Railroad & Shipping – 2.2%
Aegean Marine Petroleum Network, Inc.	927,577	$9,674,628
Kansas City Southern Co. (a)	171,420	8,204,161

		$17,878,789

Real Estate – 0.8%
Chesapeake Lodging Trust, REIT	164,030	$3,085,404
Pebblebrook Hotel Trust, REIT	173,660	3,528,771

		$6,614,175

Restaurants – 2.3%
P.F. Chang’s China Bistro, Inc.	218,730	$10,599,656
Peet’s Coffee & Tea, Inc. (a)	98,100	4,094,694
Red Robin Gourmet Burgers, Inc. (a)	197,860	4,248,054

		$18,942,404

Special Products & Services – 0.4%
PICO Holdings, Inc. (a)	106,053	$3,372,485

Specialty Chemicals – 0.8%
Rockwood Holdings, Inc. (a)	159,700	$6,247,464

Specialty Stores – 6.7%
Blue Nile, Inc. (a)	136,180	$7,770,431
Citi Trends, Inc. (a)	584,250	14,343,338
hhgregg, Inc. (a)	521,050	10,915,998
Monro Muffler Brake, Inc.	161,955	5,602,023
Rue21, Inc. (a)	192,960	5,655,658
Urban Outfitters, Inc. (a)	307,860	11,024,467

		$55,311,915

Telecommunications – Wireless – 0.8%
SBA Communications Corp. (a)	156,380	$6,402,197

Trucking – 1.1%
Swift Transportation Co. (a)	721,090	$9,020,836

Total Common Stocks (Identified Cost, $734,763,070)		$815,976,533

	Strike Price	First Exercise

WARRANTS – 0.0%
Alcoholic Beverages – 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $166,679) (a)(z)	$6.57	5/08/07	118,680	$12

MONEY MARKET FUNDS (v) – 0.4%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	3,550,969	$3,550,969

Total Investments (Identified Cost, $738,480,718)		$819,527,514

OTHER ASSETS, LESS LIABILITIES – 0.5%		4,050,104

Net Assets – 100.0%		$823,577,618

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MFS New Discovery Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Castle Brands, Inc. (Warrants)	4/18/07	$166,679	$12
Whistler Blackcomb Holdings, Inc.	11/02/10	1,787,846	1,837,958
Total Restricted Securities			$1,837,970
% of Net Assets			0.2%

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $734,929,749)	$815,976,545
Underlying funds, at cost and value	3,550,969
Total investments, at value (identified cost, $738,480,718)	$819,527,514
Cash	1,789,637
Receivables for
Investments sold	11,148,299
Fund shares sold	2,063,111
Interest and dividends	148,777
Other assets	7,817
Total assets		$834,685,155
Liabilities
Payables for
Investments purchased	$10,468,724
Fund shares reacquired	423,212
Payable to affiliates
Investment adviser	40,712
Shareholder servicing costs	607
Distribution and/or service fees	4,457
Administrative services fee	393
Accrued expenses and other liabilities	169,432
Total liabilities		$11,107,537
Net assets		$823,577,618
Net assets consist of
Paid-in capital	$649,251,545
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	81,046,591
Accumulated net realized gain (loss) on investments and foreign currency transactions	93,279,482
Net assets		$823,577,618
Shares of beneficial interest outstanding		45,541,057

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$499,020,496	27,250,365	$18.31
Service Class	324,557,122	18,290,692	17.74

See Notes to Financial Statements

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MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment loss
Income
Dividends	$3,030,425
Interest	142,237
Dividends from underlying funds	8,191
Foreign taxes withheld	(14,919)
Total investment income		$3,165,934
Expenses
Management fee	$6,051,241
Distribution and/or service fees	612,291
Shareholder servicing costs	79,376
Administrative services fee	100,837
Independent Trustees’ compensation	21,225
Custodian fee	244,062
Shareholder communications	157,390
Auditing fees	68,807
Legal fees	10,787
Miscellaneous	43,381
Total expenses		$7,389,397
Fees paid indirectly	(402)
Reduction of expenses by investment adviser	(3,154)
Net expenses		$7,385,841
Net investment loss		$(4,219,907)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $533,269 country tax)	$199,962,677
Foreign currency transactions	(325,371)
Net realized gain (loss) on investments and foreign currency transactions		$199,637,306
Change in unrealized appreciation (depreciation)
Investments (net of $280,086 decrease in deferred country tax)	$19,102,804
Translation of assets and liabilities in foreign currencies	(623)
Net unrealized gain (loss) on investments and foreign currency translation		$19,102,181
Net realized and unrealized gain (loss) on investments and foreign currency		$218,739,487
Change in net assets from operations		$214,519,580

See Notes to Financial Statements

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MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment loss	$(4,219,907)	$(3,294,332)
Net realized gain (loss) on investments and foreign currency transactions	199,637,306	60,533,291
Net unrealized gain (loss) on investments and foreign currency translation	19,102,181	191,879,268
Change in net assets from operations	$214,519,580	$249,118,227
Change in net assets from fund share transactions	$(33,965,430)	$(21,111,266)
Total change in net assets	$180,554,150	$228,006,961
Net assets
At beginning of period	643,023,468	415,016,507
At end of period (including accumulated net investment loss of $0 and $45,813, respectively)	$823,577,618	$643,023,468

See Notes to Financial Statements

12

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.43	$8.23	$16.63	$17.42	$15.65
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.06)	$(0.04)	$(0.09)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	4.96	5.26	(5.54)	0.58	2.16
Total from investment operations	$4.88	$5.20	$(5.58)	$0.49	$2.06
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(2.82)	$(1.28)	$(0.29)
Net asset value, end of period	$18.31	$13.43	$8.23	$16.63	$17.42
Total return (%) (k)(r)(s)	36.34	63.18	(39.33)	2.52	13.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.03	1.01	1.01	1.03
Expenses after expense reductions (f)	1.01	1.03	1.01	1.01	1.03
Net investment loss	(0.54)	(0.57)	(0.36)	(0.50)	(0.63)
Portfolio turnover	195	158	121	95	106
Net assets at end of period (000 omitted)	$499,020	$423,042	$289,596	$520,726	$533,322

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.05	$8.01	$16.31	$17.15	$15.45
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.08)	$(0.07)	$(0.13)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	4.80	5.12	(5.41)	0.57	2.13
Total from investment operations	$4.69	$5.04	$(5.48)	$0.44	$1.99
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(2.82)	$(1.28)	$(0.29)
Net asset value, end of period	$17.74	$13.05	$8.01	$16.31	$17.15
Total return (%) (k)(r)(s)	35.94	62.92	(39.52)	2.25	12.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.28	1.26	1.26	1.28
Expenses after expense reductions (f)	1.26	1.28	1.26	1.26	1.28
Net investment loss	(0.79)	(0.82)	(0.60)	(0.75)	(0.88)
Portfolio turnover	195	158	121	95	106
Net assets at end of period (000 omitted)	$324,557	$219,982	$125,421	$242,510	$285,511

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS New Discovery Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$759,867,609	$12	$—	$759,867,621
United Kingdom	17,096,710	—	—	17,096,710
Brazil	14,686,747	—	—	14,686,747
Greece	9,674,628	—	—	9,674,628
Canada	6,022,846	1,837,958	—	7,860,804
Australia	3,779,521	—	—	3,779,521
Denmark	2,327,523	—	—	2,327,523
Hong Kong	682,991	—	—	682,991
Mutual Funds	3,550,969	—	—	3,550,969
Total Investments	$817,689,544	$1,837,970	$—	$819,527,514

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in

15

MFS New Discovery Series

Notes to Financial Statements – continued

unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The fund declared no distributions for the years ended December 31, 2010 and December 31, 2009.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$739,496,980
Gross appreciation	103,038,944
Gross depreciation	(23,008,410)
Net unrealized appreciation (depreciation)	$80,030,534
Undistributed ordinary income	29,757,086
Undistributed long-term capital gain	64,538,658
Other temporary differences	(205)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

16

MFS New Discovery Series

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $77,338, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $2,038.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0150% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,467 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,154, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,298,707,109 and $1,338,596,295, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,536,652	$68,573,896	7,403,523	$73,426,835
Service Class	6,201,547	92,202,328	5,182,927	54,257,791
	10,738,199	$160,776,224	12,586,450	$127,684,626
Shares reacquired
Initial Class	(8,777,202)	$(127,128,602)	(11,110,651)	$(110,199,556)
Service Class	(4,768,360)	(67,613,052)	(3,979,125)	(38,596,336)
	(13,545,562)	$(194,741,654)	(15,089,776)	$(148,795,892)
Net change
Initial Class	(4,240,550)	$(58,554,706)	(3,707,128)	$(36,772,721)
Service Class	1,433,187	24,589,276	1,203,802	15,661,455
	(2,807,363)	$(33,965,430)	(2,503,326)	$(21,111,266)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In

17

MFS New Discovery Series

Notes to Financial Statements – continued

addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $7,303 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,339,409	259,503,483	(259,291,923)	3,550,969

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,191	$3,550,969

18

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

19

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS New Discovery Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

21

MFS New Discovery Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Thomas Wetherald

22

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one-and five-year periods ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

23

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

25

MFS New Discovery Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® INVESTMENT MANAGEMENT

MFS® Core Equity Series

MFS® Variable Insurance Trust

Annual report

12/31/10

VVS-ANN

MFS® CORE EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Core Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.3%
Exxon Mobil Corp.	3.2%
JPMorgan Chase & Co.	1.8%
Fluor Corp.	1.7%
Danaher Corp.	1.7%
Target Corp.	1.6%
Abbott Laboratories	1.5%
Philip Morris International, Inc.	1.5%
International Business Machines Corp.	1.5%
Oracle Corp.	1.5%

Equity sectors
Financial Services	16.5%
Technology (s)	16.0%
Energy	11.3%
Health Care	10.9%
Industrial Goods & Services (s)	8.2%
Consumer Staples	7.2%
Retailing	6.8%
Utilities & Communications	6.0%
Leisure	5.7%
Basic Materials	5.3%
Transportation	2.3%
Special Products & Services	2.1%
Autos & Housing	0.9%

(s) Equity sectors includes both equities and securities sold short.

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Core Equity Series (the “fund”) provided a total return of 17.21%, while Service Class shares of the fund provided a total return of 16.86%. These compare with a return of 16.93% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the financial services sector contributed to the fund’s performance relative to the Russell 3000 Index. Not owning weak-performing insurance and investment firm Berkshire Hathaway had a positive impact on relative results.

Security selection in the retailing sector also bolstered relative returns. The fund’s overweight position in strong-performing specialty retailer Limited Brands and apparel retailer Abercrombie & Fitch benefited performance. Shares of Limited Brands appreciated as the company experienced a rise in same store sales that beat expectations. In addition, the company announced a special dividend along with a new share repurchase program.

Stock selection in the industrial goods & services sector was another positive factor for relative results. Strong-performing project management provider Fluor Corp. was among the fund’s top relative contributors. The stock of Fluor traded higher after the company’s management forecasted 2011 earnings that were higher than expected. The company also raised its share buyback program and announced that its order backlog had expanded amid new project awards for infrastructure, mining, oil and gas, including an oil sands project in Canada, which also helped the stock’s performance.

Several individual standout performers in other sectors that contributed to relative performance included medical device manufacturer NxStage Medical, computer and personal electronics maker Apple, casino resorts operator Las Vegas Sands, mining company Teck Resources (b), and software design and service company Autodesk. Elsewhere, not holding weak-performing software giant Microsoft also aided relative results.

Detractors from Performance

Stock selection in the technology sector detracted from relative performance. The timing of our ownership in shares of network storage company Compellent Technologies (h), business intelligence software provider MicroStrategy (h), and publishing software company Adobe Systems (h) hindered relative returns. The fund’s overweight position in computer products and services provider Hewlett-Packard and network equipment company Cisco Systems also held back results. Shares of Cisco Systems fell during the period hurting relative performance. We believe the decline was due to the company’s lower-than-expected forecasted fiscal second quarter revenue and earnings. Management attributed the shortfall to lower government spending and weaker sales in Europe. In addition, the fund’s short position in semiconductor and passive electronic components producer Vishay Intertechnology hurt relative performance.

3

MFS Core Equity Series

Management Review – continued

Elsewhere, marine fuel logistics company Aegean Marine Petroleum Network (b), pharmaceutical and medical products maker Abbott Laboratories, diversified financial services Company Marshall & Ilsley, and consumer products company Colgate-Palmolive (h) were among the fund’s top relative detractors. Colgate-Palmolive’s shares depreciated after the company posted revenue below expectations as results in Latin America were softer than expected. Colgate faced increasing competition from rival Procter & Gamble, which is making a bigger push into the oral-care business in many parts of the world, particularly in developing markets.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	8/14/96	17.21%	3.62%	(0.66)%
Service Class	5/01/00	16.86%	3.37%	(0.90)%

Comparative benchmark
Russell 3000 Index (f)		16.93%	2.74%	2.16%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.91%	$1,000.00	$1,252.00	$5.17
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
Service Class	Actual	1.16%	$1,000.00	$1,250.20	$6.58
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Core Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 2.9%
Goodrich Corp.	3,630	$319,685
Honeywell International, Inc.	8,230	437,507
Lockheed Martin Corp.	2,310	161,492
Precision Castparts Corp.	1,980	275,636
Textron, Inc.	7,820	184,865
United Technologies Corp.	7,480	588,826

		$1,968,011

Airlines – 0.2%
Copa Holdings S.A., “A”	1,040	$61,194
United Continental Holdings, Inc. (a)	4,150	98,853

		$160,047

Apparel Manufacturers – 0.7%
Hanesbrands, Inc. (a)	4,660	$118,364
NIKE, Inc., “B”	3,990	340,826

		$459,190

Automotive – 0.4%
General Motors Co. (a)	7,130	$262,812

Biotechnology – 1.7%
Amgen, Inc. (a)	13,110	$719,739
Anacor Pharmaceuticals, Inc. (a)	12,800	68,736
Gilead Sciences, Inc. (a)	9,850	356,964

		$1,145,439

Broadcasting – 1.8%
CBS Corp., “B”	11,780	$224,409
Discovery Communications, Inc., “A” (a)	3,250	135,525
Viacom, Inc., “B”	6,730	266,575
Walt Disney Co.	14,910	559,274

		$1,185,783

Brokerage & Asset Managers – 1.6%
Affiliated Managers Group, Inc. (a)	1,700	$168,674
Charles Schwab Corp.	9,720	166,309
CME Group, Inc.	650	209,138
Franklin Resources, Inc.	1,560	173,488
FXCM, Inc. “A” (a)	330	4,373
GFI Group, Inc.	24,910	116,828
LaBranche & Co., Inc. (a)	10,260	36,936
NASDAQ OMX Group, Inc. (a)	4,455	105,628
TradeStation Group, Inc. (a)	10,060	67,905

		$1,049,279

Business Services – 1.8%
Accenture Ltd., “A”	4,670	$226,448
Dun & Bradstreet Corp.	2,570	210,971
FleetCor Technologies, Inc. (a)	8,330	257,564
MSCI, Inc., “A” (a)	3,540	137,918
Paychex, Inc.	11,200	346,192

		$1,179,093

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Cable TV – 1.1%
Comcast Corp., “Special A”	22,640	$471,138
DIRECTV, “A” (a)	6,440	257,149

		$728,287

Chemicals – 2.7%
Celanese Corp.	11,830	$487,041
Ecolab, Inc.	10,870	548,065
Monsanto Co.	11,440	796,682

		$1,831,788

Computer Software – 4.3%
Autodesk, Inc. (a)	17,160	$655,512
Check Point Software Technologies Ltd. (a)	2,200	101,772
Citrix Systems, Inc. (a)	2,190	149,818
Intuit, Inc. (a)	9,590	472,787
Nuance Communications, Inc. (a)	6,180	112,352
Oracle Corp.	31,510	986,263
VeriSign, Inc.	13,390	437,451

		$2,915,955

Computer Software – Systems – 7.4%
Apple, Inc. (a)	6,960	$2,245,018
EMC Corp. (a)	35,630	815,927
Hewlett-Packard Co.	16,060	676,126
International Business Machines Corp.	6,760	992,098
NICE Systems Ltd., ADR (a)	6,680	233,132

		$4,962,301

Construction – 0.5%
Owens Corning (a)	5,650	$175,998
Sherwin-Williams Co.	2,110	176,713

		$352,711

Consumer Products – 1.7%
Avon Products, Inc.	20,500	$595,730
Procter & Gamble Co.	8,520	548,092

		$1,143,822

Consumer Services – 0.3%
DeVry, Inc.	2,080	$99,798
Priceline.com, Inc. (a)	200	79,910

		$179,708

Containers – 0.0%
Owens-Illinois, Inc. (a)	500	$15,350

Electrical Equipment – 2.4%
Danaher Corp.	24,630	$1,161,797
Sensata Technologies Holding B.V. (a)	14,200	427,562

		$1,589,359

Electronics – 2.4%
Advanced Micro Devices, Inc. (a)	28,520	$233,294
First Solar, Inc. (a)(l)	2,760	359,186

7

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Hittite Microwave Corp. (a)	1,250	$76,300
Intel Corp.	10,060	211,562
Linear Technology Corp.	8,610	297,820
Microchip Technology, Inc.	13,410	458,756

		$1,636,918

Energy – Independent – 4.0%
Alpha Natural Resources, Inc. (a)	1,800	$108,054
Apache Corp.	3,720	443,536
CONSOL Energy, Inc.	1,440	70,186
Newfield Exploration Co. (a)	3,230	232,915
Noble Energy, Inc.	3,100	266,848
Occidental Petroleum Corp.	7,710	756,351
Peabody Energy Corp.	1,670	106,847
QEP Resources, Inc.	14,410	523,227
Targa Resources Corp. (a)	2,388	64,022
Walter Energy, Inc.	690	88,210

		$2,660,196

Energy – Integrated – 4.9%
Chevron Corp.	8,670	$791,138
Exxon Mobil Corp. (s)	29,480	2,155,578
Hess Corp.	4,930	377,342

		$3,324,058

Engineering – Construction – 1.7%
Fluor Corp.	17,550	$1,162,863

Food & Beverages – 3.3%
Bunge Ltd.	2,040	$133,661
Coca-Cola Co.	12,670	833,306
Dr Pepper Snapple Group, Inc.	8,410	295,696
General Mills, Inc.	10,080	358,747
PepsiCo, Inc. (s)	9,570	625,208

		$2,246,618

Food & Drug Stores – 1.1%
Walgreen Co.	11,470	$446,871
Whole Foods Market, Inc.	5,470	276,727

		$723,598

Gaming & Lodging – 0.9%
Carnival Corp.	2,270	$104,670
Las Vegas Sands Corp. (a)	3,930	180,584
Marriott International, Inc., “A”	7,970	331,074

		$616,328

General Merchandise – 2.5%
Kohl’s Corp. (a)	11,060	$601,000
Target Corp.	17,540	1,054,680

		$1,655,680

Health Maintenance Organizations – 0.5%
Aetna, Inc.	3,570	$108,921
WellPoint, Inc. (a)	3,880	220,617

		$329,538

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 4.1%
ACE Ltd.	12,480	$776,880
Aflac, Inc.	4,500	253,935
Allied World Assurance Co.	4,330	257,375
Aon Corp.	19,080	877,871
Chubb Corp.	3,630	216,493
MetLife, Inc.	2,260	100,434
Prudential Financial, Inc.	4,270	250,692

		$2,733,680

Internet – 1.2%
Google, Inc., “A” (a)	1,390	$825,618

Leisure & Toys – 0.4%
Hasbro, Inc.	6,310	$297,706

Machinery & Tools – 1.0%
Finning International, Inc.	8,440	$229,950
Regal Beloit Corp.	3,260	217,638
WABCO Holdings, Inc. (a)	3,190	194,367

		$641,955

Major Banks – 5.8%
Bank of America Corp.	64,330	$858,162
Bank of New York Mellon Corp.	10,458	315,832
Goldman Sachs Group, Inc.	3,970	667,595
JPMorgan Chase & Co. (s)	27,960	1,186,063
KeyCorp	30,150	266,828
State Street Corp.	5,810	269,235
SunTrust Banks, Inc.	11,940	352,349

		$3,916,064

Medical & Health Technology & Services – 1.2%
Medco Health Solutions, Inc. (a)	5,370	$329,020
Patterson Cos., Inc.	5,970	182,861
Quest Diagnostics, Inc.	2,480	133,846
VCA Antech, Inc. (a)	6,560	152,782

		$798,509

Medical Equipment – 3.0%
Becton, Dickinson & Co.	3,300	$278,916
Covidien PLC	4,490	205,013
DexCom, Inc. (a)	740	10,101
Medtronic, Inc.	7,740	287,077
NxStage Medical, Inc. (a)	7,230	179,882
NxStage Medical, Inc. (a)	3,328	82,801
St. Jude Medical, Inc. (a)	6,910	295,403
Thermo Fisher Scientific, Inc. (a)	6,760	374,234
Thoratec Corp. (a)	8,880	251,482
Waters Corp. (a)	1,060	82,373

		$2,047,282

Metals & Mining – 1.3%
Cliffs Natural Resources, Inc.	1,410	$109,994
Steel Dynamics, Inc.	1,570	28,731
Teck Resources Ltd., “B”	6,889	428,112
United States Steel Corp.	5,070	296,189

		$863,026

8

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 1.4%
Cisco Systems, Inc. (a)	38,720	$783,306
F5 Networks, Inc. (a)	1,400	182,224

		$965,530

Oil Services – 2.4%
Halliburton Co.	19,960	$814,967
Schlumberger Ltd.	9,370	782,395

		$1,597,362

Other Banks & Diversified Financials – 2.5%
American Express Co.	4,030	$172,968
Cathay General Bancorp, Inc.	25,280	422,176
EuroDekania Ltd. (a)(z)	50,820	78,293
Marshall & Ilsley Corp.	37,490	259,431
MasterCard, Inc., “A”	1,350	302,549
Sterling Bancshares, Inc.	35,530	249,421
Zions Bancorporation	8,510	206,197

		$1,691,035

Pharmaceuticals – 4.5%
Abbott Laboratories	21,220	$1,016,650
Johnson & Johnson	13,440	831,264
Pfizer, Inc.	47,009	823,128
Teva Pharmaceutical Industries Ltd., ADR	7,160	373,251

		$3,044,293

Pollution Control – 0.4%
Republic Services, Inc.	8,120	$242,463

Precious Metals & Minerals – 0.2%
Goldcorp, Inc.	2,570	$118,169

Printing & Publishing – 0.4%
Moody’s Corp.	10,230	$271,504

Railroad & Shipping – 1.4%
Aegean Marine Petroleum Network, Inc.	22,350	$233,111
Canadian National Railway Co.	3,400	225,998
CSX Corp.	4,740	306,251
Kansas City Southern Co. (a)	3,490	167,031

		$932,391

Real Estate – 2.2%
Annaly Mortgage Management, Inc., REIT	19,070	$341,734
Entertainment Properties Trust, REIT	15,360	710,400
Kilroy Realty Corp., REIT	6,140	223,926
Mack-Cali Realty Corp., REIT	6,910	228,445

		$1,504,505

Restaurants – 1.1%
McDonald’s Corp.	9,750	$748,410

Specialty Chemicals – 1.1%
Air Products & Chemicals, Inc.	1,440	$130,968
Airgas, Inc.	5,870	366,640
Cytec Industries, Inc.	2,070	109,834
W. R. Grace & Co. (a)	3,740	131,386

		$738,828

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 2.5%
Abercrombie & Fitch Co., “A”	4,720	$272,014
Amazon.com, Inc. (a)	3,030	545,400
Best Buy Co., Inc.	5,780	198,196
Dick’s Sporting Goods, Inc. (a)	4,070	152,625
Limited Brands, Inc.	4,650	142,895
Staples, Inc.	9,520	216,770
Urban Outfitters, Inc. (a)	4,160	148,970

		$1,676,870

Telecommunications – Wireless – 0.3%
Cellcom Israel Ltd.	3,730	$121,934
Sprint Nextel Corp. (a)	14,620	61,843

		$183,777

Telephone Services – 2.4%
American Tower Corp., “A” (a)	6,140	$317,070
AT&T, Inc.	25,280	742,726
Qwest Communications International, Inc.	53,750	409,038
Verizon Communications, Inc.	4,740	169,597

		$1,638,431

Tobacco – 2.2%
Philip Morris International, Inc.	17,120	$1,002,034
Reynolds American, Inc.	14,170	462,225

		$1,464,259

Trucking – 0.7%
Expeditors International of Washington, Inc.	5,630	$307,398
Swift Transportation Co. (a)	13,920	174,139

		$481,537

Utilities – Electric Power – 3.0%
American Electric Power Co., Inc.	9,630	$346,487
Calpine Corp. (a)	7,540	100,584
CenterPoint Energy, Inc.	16,340	256,865
CMS Energy Corp.	16,100	299,460
PG&E Corp.	7,820	374,109
PPL Corp.	7,060	185,819
Public Service Enterprise Group, Inc.	4,400	139,964
Wisconsin Energy Corp.	5,290	311,369

		$2,014,657

Total Common Stocks (Identified Cost, $60,222,016)		$66,922,593

CONVERTIBLE PREFERRED STOCKS – 0.6%
Other Banks & Diversified Financials – 0.3%
Citigroup, Inc., 7.5%	1,600	$218,704

Utilities – Electric Power – 0.3%
PPL Corp., 9.5%	3,020	$166,009

Total Convertible Preferred Stocks (Identified Cost, $356,996)		$384,713

MONEY MARKET FUNDS (v) – 0.2%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	104,440	$104,440

9

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.4%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	276,863	$276,863

Total Investments (Identified Cost, $60,960,315)		$67,688,609

SECURITIES SOLD SHORT – (0.9)%
Electrical Equipment – (0.3)%
Emerson Electric Co.	(3,000)	$(171,510)

Issuer	Shares/Par	Value ($)

SECURITIES SOLD SHORT – continued
Electronics – (0.7)%
Vishay Intertechnology, Inc. (a)	(30,400)	$(446,272)

Total Securities Sold Short (Identified Cost, $(444,884))		$(617,782)

OTHER ASSETS, LESS LIABILITIES – 0.2%		153,991

Net Assets – 100.0%		$67,224,818

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $754,698.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
EuroDekania Ltd.	6/25/07	$737,167	$78,293
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $60,855,875)	$67,584,169
Underlying funds, at cost and value	104,440
Total investments, at value, including $269,390 of securities on loan (identified cost, $60,960,315)	$67,688,609
Cash	4,188
Restricted cash	458,003
Receivables for
Fund shares sold	1,163
Interest and dividends	89,236
Receivable from investment adviser	1,425
Other assets	1,063
Total assets		$68,243,687
Liabilities
Securities sold short, at value (proceeds received, $444,884)	$617,782
Payable for fund shares reacquired	91,284
Collateral for securities loaned, at value	276,863
Payable to affiliates
Investment adviser	2,770
Shareholder servicing costs	89
Distribution and/or service fees	63
Administrative services fee	103
Accrued expenses and other liabilities	29,915
Total liabilities		$1,018,869
Net assets		$67,224,818
Net assets consist of
Paid-in capital	$85,299,247
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	6,555,413
Accumulated net realized gain (loss) on investments and foreign currency transactions	(25,212,391)
Undistributed net investment income	582,549
Net assets		$67,224,818
Shares of beneficial interest outstanding		4,297,179

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$62,601,822	4,000,577	$15.65
Service Class	4,622,996	296,602	15.59

See Notes to Financial Statements

11

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$1,179,347
Interest	3,912
Dividends from underlying funds	639
Foreign taxes withheld	(4,164)
Total investment income		$1,179,734
Expenses
Management fee	$481,449
Distribution and/or service fees	11,496
Shareholder servicing costs	8,019
Administrative services fee	19,414
Independent Trustees’ compensation	3,498
Custodian fee	21,237
Shareholder communications	40,326
Auditing fees	53,325
Legal fees	1,084
Dividend and interest expense on securities sold short	6,887
Miscellaneous	12,909
Total expenses		$659,644
Reduction of expenses by investment adviser	(63,162)
Net expenses		$596,482
Net investment income		$583,252
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$4,802,459
Securities sold short	(12,950)
Foreign currency transactions	202
Net realized gain (loss) on investments and foreign currency transactions		$4,789,711
Change in unrealized appreciation (depreciation)
Investments	$4,937,889
Securities sold short	(172,898)
Translation of assets and liabilities in foreign currencies	11
Net unrealized gain (loss) on investments and foreign currency translation		$4,765,002
Net realized and unrealized gain (loss) on investments and foreign currency		$9,554,713
Change in net assets from operations		$10,137,965

See Notes To Financial Statements

12

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$583,252	$700,661
Net realized gain (loss) on investments and foreign currency transactions	4,789,711	(8,608,848)
Net unrealized gain (loss) on investments and foreign currency translation	4,765,002	24,800,445
Change in net assets from operations	$10,137,965	$16,892,258
Distributions declared to shareholders
From net investment income	$(705,029)	$(996,498)
Change in net assets from fund share transactions	$(8,847,188)	$(7,877,578)
Total change in net assets	$585,748	$8,018,182
Net assets
At beginning of period	66,639,070	58,620,888
At end of period (including undistributed net investment income of $582,549 and $704,124, respectively)	$67,224,818	$66,639,070

See Notes To Financial Statements

13

MFS Core Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.49	$10.38	$17.18	$15.51	$13.69
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.14	$0.16	$0.09	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	2.18	3.16	(6.85)	1.64	1.83
Total from investment operations	$2.31	$3.30	$(6.69)	$1.73	$1.88
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.19)	$(0.11)	$(0.06)	$(0.06)
Net asset value, end of period	$15.65	$13.49	$10.38	$17.18	$15.51
Total return (%) (k)(r)(s)	17.21	32.43	(39.15)	11.15	13.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.01	0.95	1.03	0.92
Expenses after expense reductions (f)	0.91	0.90	0.90	0.90	0.90
Net investment income	0.93	1.20	1.13	0.53	0.35
Portfolio turnover	69	90	109	151	89
Net assets at end of period (000 omitted)	$62,602	$61,856	$54,049	$115,251	$131,259
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.90	0.90	N/A	N/A	N/A

See Notes To Financial Statements

14

MFS Core Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.45	$10.32	$17.07	$15.41	$13.60
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.11	$0.12	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.17	3.17	(6.81)	1.63	1.82
Total from investment operations	$2.26	$3.28	$(6.69)	$1.67	$1.83
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.06)	$(0.01)	$(0.02)
Net asset value, end of period	$15.59	$13.45	$10.32	$17.07	$15.41
Total return (%) (k)(r)(s)	16.86	32.24	(39.32)	10.87	13.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.26	1.20	1.27	1.17
Expenses after expense reductions (f)	1.16	1.15	1.15	1.15	1.15
Net investment income	0.67	0.95	0.87	0.25	0.10
Portfolio turnover	69	90	109	151	89
Net assets at end of period (000 omitted)	$4,623	$4,783	$4,571	$9,288	$14,740
Supplemental Ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.15	N/A	N/A	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.87%.

See Notes to Financial Statements

15

MFS Core Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

16

MFS Core Equity Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$64,922,509	$179,882	$—	$65,102,391
Canada	1,002,228	—	—	1,002,228
Israel	830,089	—	—	830,089
Greece	233,111	—	—	233,111
United Kingdom	—	—	78,293	78,293
Panama	61,194	—	—	61,194
Mutual Funds	381,303	—	—	381,303
Total Investments	$67,430,434	$179,882	$78,293	$67,688,609
Short Sales	$(617,782)	$ —	$ —	$(617,782)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Investments in Equities
Balance as of 12/31/09	$77,224
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,069
Purchases	—
Sales	—
Transfers into level 3	—
Transfers out of level 3	—
Balance as of 12/31/10	$78,293

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2010 is $1,069.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2010, this expense amounted to $6,887. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market

17

MFS Core Equity Series

Notes to Financial Statements – continued

value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2010, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$705,029	$996,498

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$61,018,603
Gross appreciation	9,681,053
Gross depreciation	(3,011,047)
Net unrealized appreciation (depreciation)	$6,670,006
Undistributed ordinary income	582,549
Capital loss carryforwards	(25,154,103)
Other temporary differences	(172,881)

18

MFS Core Equity Series

Notes to Financial Statements – continued

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(16,149,798)
12/31/17	(9,004,305)
Total	$(25,154,103)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$663,488	$936,035
Service Class	41,541	60,463
Total	$705,029	$996,498

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Prior to May 1, 2010, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses did not exceed 0.15% annually of the fund’s average daily net assets. This written agreement terminated on April 30, 2010. For the period January 1, 2010 through April 30, 2010, this reduction amounted to $20,589 and is reflected as a reduction of total expenses in the Statement of Operations.

Effective May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such an agreement will continue at least until April 30, 2012. For the period May 1, 2010 through December 31, 2010, this reduction amounted to $42,260 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $7,415, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $604.

19

MFS Core Equity Series

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0302% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $625 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $313, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $43,729,382 and $51,932,261, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	251,174	$3,529,038	237,775	$2,645,123
Service Class	19,762	274,095	118,024	1,296,676
	270,936	$3,803,133	355,799	$3,941,799
Shares issued to shareholders in reinvestment of distributions
Initial Class	45,507	$663,488	93,603	$936,035
Service Class	2,855	41,541	6,058	60,463
	48,362	$705,029	99,661	$996,498
Shares reacquired
Initial Class	(880,123)	$(12,221,995)	(954,669)	$(10,503,945)
Service Class	(81,719)	(1,133,355)	(211,205)	(2,311,930)
	(961,842)	$(13,355,350)	(1,165,874)	$(12,815,875)
Net change
Initial Class	(583,442)	$(8,029,469)	(623,291)	$(6,922,787)
Service Class	(59,102)	(817,719)	(87,123)	(954,791)
	(642,544)	$(8,847,188)	(710,414)	$(7,877,578)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In

20

MFS Core Equity Series

Notes to Financial Statements – continued

addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $710 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	422,843	11,062,470	(11,380,873)	104,440

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$639	$104,440

21

MFS Core Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Core Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

22

MFS Core Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

23

MFS Core Equity Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

24

MFS Core Equity Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joseph MacDougall Katrina Mead

25

MFS Core Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective May 1, 2007, the Fund changed its name (formerly, the Fund was named MFS Capital Opportunities Series) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance prior to May 1, 2007 to be relevant. Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

26

MFS Core Equity Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Core Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

MFS Core Equity Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® Utilities Series

MFS® Variable Insurance Trust

Annual report

12/31/10

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Virgin Media, Inc.	3.5%
CMS Energy Corp.	3.4%
Williams Cos, Inc.	3.1%
Comcast Corp.	2.8%
QEP Resources, Inc.	2.8%
EQT Corp.	2.7%
Cellcom Israel Ltd.	2.6%
Nextera Energy, Inc.	2.4%
AES Corp.	2.3%
Public Service Enterprise Group, Inc.	2.2%

Top five industries (i)
Utilities – Electric Power	45.8%
Telecommunications – Wireless	11.9%
Telephone Services	11.3%
Cable TV	9.4%
Natural Gas – Pipeline	8.1%

Issuer country weightings (i)
United States	68.0%
Brazil	6.3%
Israel	4.5%
United Kingdom	4.2%
Portugal	3.5%
Spain	2.7%
Finland	1.5%
Czech Republic	1.3%
Belgium	1.2%
Other Countries	6.8%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Utilities Series (the “fund”) provided a total return of 13.81%, while Service Class shares of the fund provided a total return of 13.51%. These compare with a return of 15.06% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 5.46% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Individual securities that held back performance relative to the S&P Utilities Index included power and gas company E.ON (b)(h), integrated gas and electricity company Dominion Resources (h), electricity distributor Consolidated Edison (h), and Spain’s power transmission system operator Red Electrica (b). Shares of E.ON weakened as low natural gas prices depressed power prices and at the same time, the German government imposed a nuclear tax. Elsewhere, not holding strong-performing electric company Southern Company also detracted from relative returns.

Contributors to Performance

The fund’s exposure to the cable TV industry, which is not represented in the benchmark, boosted relative performance. Holdings of media and communications services company Virgin Media (b), media firm Time Warner Cable (b), and cable services provider Comcast (b) aided relative returns as all three stocks significantly outperformed the benchmark over the reporting period. Shares of Virgin Media rose as the company reported solid earnings on strong revenue growth driven by increases in their business, cable, and mobile divisions. Additionally, the company announced an acceleration to their previously reported share repurchase program.

The fund’s exposure to the telephone services industry, which is not represented in the benchmark, also bolstered relative results. Integrated communications company Centurylink (b) and local phone provider Qwest Communications (b) were among the fund’s top relative contributors over the reporting period.

The fund’s exposure to the wireless communications and natural gas pipeline industries, which are not represented in the benchmark, were additional positive factors for relative performance. No individual securities within the wireless communications industry were among the fund’s top relative contributors. Within the natural gas pipeline industry, gas pipeline company El Paso (b) benefited relative returns. The stock price of El Paso appreciated after its earnings beat expectations, fueled by an improving exploration and production business and execution of large capital expenditures projects.

3

MFS Utilities Series

Management Review – continued

Elsewhere, not holding poor-performing electricity company Exelon Corp. and the timing of our ownership in shares of power provider FirstEnergy (h), aided relative results. The fund’s holdings of strong-performing private energy supplier Tractebel Energia (b) (Brazil) and energy company CMS also helped. Shares of CMS rose as earnings increased on a year-over-year basis due to improvements in electric and gas operations.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	13.81%	9.67%	6.74%
Service Class	5/01/00	13.51%	9.40%	6.48%

Comparative benchmarks
Standard & Poor’s 500 Utilities Index (f)		5.46%	3.90%	0.78%
Standard & Poor’s 500 Stock Index (f)		15.06%	2.29%	1.41%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During The Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.80%	$1,000.00	$1,227.89	$4.49
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,226.04	$5.89
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 92.5%
Business Services – 0.0%
Enernoc, Inc. (a)	13,800	$329,958

Cable TV – 9.4%
Comcast Corp., “Special A”	2,564,200	$53,361,002
DIRECTV, “A” (a)	47,450	1,894,678
Telenet Group Holding N.V.	584,716	23,034,373
Time Warner Cable, Inc.	500,450	33,044,714
Virgin Media, Inc.	2,380,820	64,853,537

		$176,188,304

Energy – Independent – 6.5%
Apache Corp.	31,320	$3,734,284
EQT Corp.	1,148,900	51,516,676
Occidental Petroleum Corp.	85,000	8,338,500
QEP Resources, Inc.	1,441,120	52,327,067
Southwestern Energy Co. (a)	129,700	4,854,671
Targa Resources Corp. (a)	31,788	852,236

		$121,623,434

Natural Gas – Distribution – 4.6%
NiSource, Inc.	709,600	$12,503,152
Questar Corp.	1,054,620	18,360,934
Sempra Energy	466,040	24,457,779
Southern Union Co.	505,350	12,163,774
Spectra Energy Corp.	734,570	18,356,904
UGI Corp.	30,800	972,664

		$86,815,207

Natural Gas – Pipeline – 7.1%
El Paso Corp.	2,937,090	$40,414,358
Enagas S.A.	925,432	18,444,705
Niska Gas Storage Partners LLC	138,950	2,772,053
Williams Cos., Inc.	2,345,875	57,990,030
Williams Partners LP	285,700	13,327,905

		$132,949,051

Telecommunications – Wireless – 11.9%
America Movil S.A.B. de C.V., “L”, ADR	245,240	$14,062,062
Cellcom Israel Ltd.	1,482,010	48,446,907
Mobile TeleSystems OJSC, ADR	835,710	17,441,268
MTN Group Ltd.	520,169	10,614,211
NII Holdings, Inc. (a)	916,700	40,939,822
Partner Communication Co. Ltd., ADR	1,013,380	20,591,882
Tim Participacoes S.A., ADR	304,200	10,385,388
Vivo Participacoes S.A., ADR	1,046,125	34,093,214
Vodafone Group PLC	10,173,226	26,297,652

		$222,872,406

Telephone Services – 10.3%
American Tower Corp., “A” (a)	343,400	$17,733,176
Bezeq – The Israel Telecommunication Corp. Ltd.	4,694,300	14,313,746
CenturyLink, Inc.	607,430	28,045,043
Crown Castle International Corp. (a)	160,700	7,043,481

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – continued
France Telecom S.A.	628,835	$13,104,668
Portugal Telecom, SGPS, S.A.	1,948,298	21,817,418
PT XL Axiata Tbk (a)	15,420,000	9,070,588
Qwest Communications International, Inc.	2,822,600	21,479,986
Royal KPN N.V.	1,491,090	21,758,574
TDC A/S (a)	2,172,510	18,870,055
Telecom Italia S.p.A.	12,619,559	13,693,175
Windstream Corp.	523,048	7,291,289

		$194,221,199

Utilities – Electric Power – 42.7%
AES Corp. (a)	3,477,190	$42,352,174
AES Tiete S.A., IPS	969,359	14,014,829
Alliant Energy Corp.	289,800	10,655,946
American Electric Power Co., Inc.	1,054,610	37,944,868
American Water Works Co., Inc.	558,942	14,135,643
Calpine Corp. (a)	1,887,660	25,181,384
CenterPoint Energy, Inc.	1,532,390	24,089,171
CEZ AS	596,636	24,926,088
China Hydroelectric Corp., ADR (a)	482,890	3,568,557
CMS Energy Corp.	3,392,600	63,102,360
Companhia de Saneamento de Minas Gerais – Copasa MG	702,000	12,136,988
Companhia Paranaense de Energia, ADR	326,100	8,207,937
Companhia Paranaense de Energia, IPS	247,200	6,180,000
Constellation Energy Group, Inc.	964,150	29,531,914
DPL, Inc.	661,760	17,013,850
DTE Energy Co.	100,400	4,550,128
EDP Renovaveis S.A. (a)	1,642,055	9,516,584
Energias de Portugal S.A.	10,286,861	34,242,112
Entergy Corp.	382,070	27,062,018
EVN AG	138,248	2,306,489
Federal Grid Co. of Unified Energy System JSC (a)	80,165,700	978,022
Fortum Corp.	908,000	27,337,008
GenOn Energy, Inc. (a)	247,900	944,499
Iberdrola S.A.	816,400	2,897,577
IDGC Holding JSC (a)	5,321,700	904,689
International Power PLC	2,825,450	19,276,966
National Grid PLC	3,843,103	33,134,537
NextEra Energy, Inc.	866,600	45,054,534
Northeast Utilities	718,933	22,919,584
NRG Energy, Inc. (a)	979,654	19,142,439
NV Energy, Inc.	553,000	7,769,650
OGE Energy Corp.	479,100	21,818,214
PG&E Corp.	854,950	40,900,808
Power Grid Corp. of India Ltd.	860,561	1,891,829
PPL Corp.	1,066,580	28,072,386
Public Service Enterprise Group, Inc.	1,313,900	41,795,159
Red Electrica de Espana	635,459	29,890,566
Tractebel Energia S.A.	1,618,000	26,755,482
Wisconsin Energy Corp.	237,200	13,961,592

7

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Xcel Energy, Inc.	233,800	$5,505,990

		$801,670,571

Total Common Stocks (Identified Cost, $1,620,425,770)		$1,736,670,130

BONDS – 0.2%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 3.165%, 2023 (i)(z)	$262,686	$11,217

Utilities – Electric Power – 0.2%
Genon Escrow Corp., 9.875%, 2020 (n)	$4,545,000	$4,510,912

Total Bonds (Identified Cost, $4,551,607)		$4,522,129

CONVERTIBLE PREFERRED STOCKS – 3.6%
Natural Gas – Pipeline – 1.0%
El Paso Corp., 4.99%	15,720	$18,490,650

Utilities – Electric Power – 2.6%
Great Plains Energy, Inc., 12%	141,030	$8,962,457
NextEra Energy, Inc., 8.375%	280,000	13,899,200
NextEra Energy, Inc., 7%	232,080	11,487,960
PPL Corp., 9.5%	252,690	13,890,369

		$48,239,986

Total Convertible Preferred Stocks (Identified Cost, $66,286,300)		$66,730,636

Issuer	Shares/Par	Value ($)

PREFERRED STOCKS – 0.3%
Utilities – Electric Power – 0.3%
Eletropaulo Metropolitana S.A., IPS (Identified Cost, $5,633,868)	306,500	$5,928,744

CONVERTIBLE BONDS – 1.0%
Telephone Services – 1.0%
Virgin Media, Inc., 6.5%, 2016 (Identified Cost, $10,138,995)	$11,027,000	$18,249,685

MONEY MARKET FUNDS (v) – 1.5%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	28,020,520	$28,020,520

Total Investments (Identified Cost, $1,735,057,060)		$1,860,121,844

OTHER ASSETS, LESS LIABILITIES – 0.9%		16,836,196

Net Assets – 100.0%		$1,876,958,040

(a)	Non-income producing security.

(i)	Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,510,912, representing 0.2% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 3.165%, 2023	1/18/02	$11,272	$11,217
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

8

MFS Utilities Series

Portfolio of Investments – continued

Derivative Contracts at 12/31/10

Forward Foreign Currency Exchange Contracts at 12/31/10

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Credit Suisse Group	2,852,710	1/12/11	$3,735,909	$3,812,025	$76,116
BUY	EUR	Goldman Sachs International	93,882	1/12/11	124,519	125,453	934
SELL	EUR	Barclays Bank PLC	2,117,737	1/12/11	2,885,314	2,829,893	55,421
SELL	EUR	Citibank N.A.	984,447	1/12/11	1,324,851	1,315,499	9,352
SELL	EUR	Credit Suisse Group	162,539	1/12/11	221,121	217,198	3,923
SELL	EUR	Deutsche Bank AG	1,329,341	1/12/11	1,825,775	1,776,374	49,401
SELL	EUR	HSBC Bank	3,995,256	1/12/11	5,505,698	5,338,788	166,910
SELL	EUR	JPMorgan Chase Bank N.A.	325,061	1/12/11	452,493	434,373	18,120
SELL	EUR	UBS AG	4,681,728	1/12/11	6,397,653	6,256,108	141,545
BUY	GBP	Citibank N.A.	587,817	1/12/11	911,572	916,418	4,846
SELL	GBP	Barclays Bank PLC	28,850,985	1/12/11	45,923,434	44,979,222	944,212
SELL	GBP	Credit Suisse Group	1,179,406	1/12/11	1,860,310	1,838,716	21,594
SELL	GBP	Deutsche Bank AG	29,215,341	1/12/11	46,488,288	45,547,260	941,028
SELL	GBP	HSBC Bank	262,645	1/12/11	413,942	409,469	4,473

							$2,437,875

Liability Derivatives
BUY	EUR	Credit Suisse Group	1,661,908	1/12/11	$2,323,014	$2,220,778	$(102,236)
BUY	EUR	Deutsche Bank AG	2,118,885	1/12/11	2,972,941	2,831,427	(141,514)
BUY	EUR	Goldman Sachs International	230,127	1/12/11	320,144	307,515	(12,629)
BUY	EUR	HSBC Bank	6,317,822	1/12/11	8,801,169	8,442,390	(358,779)
BUY	EUR	UBS AG	2,965,434	1/12/11	4,105,554	3,962,655	(142,899)
SELL	EUR	Barclays Bank PLC	2,560,461	1/12/11	3,359,709	3,421,497	(61,788)
SELL	EUR	Citibank N.A.	663,640	1/12/11	876,762	886,810	(10,048)
SELL	EUR	Credit Suisse Group	947,142	1/12/11	1,244,032	1,265,648	(21,616)
SELL	EUR	Deutsche Bank AG	1,530,367	1/12/11	2,031,546	2,045,001	(13,455)
SELL	EUR	Goldman Sachs International	1,596,496	1/12/11	2,121,775	2,133,369	(11,594)
SELL	EUR	HSBC Bank	2,003,045	1/12/11	2,625,597	2,676,632	(51,035)
SELL	EUR	JPMorgan Chase Bank N.A.	184,260	1/12/11	242,774	246,223	(3,449)
SELL	EUR	Royal Bank of Scotland PLC	477,986	1/12/11	632,372	638,724	(6,352)
SELL	EUR	UBS AG	97,592,694	1/12/11-3/15/11	128,862,982	130,383,764	(1,520,782)
BUY	GBP	Barclays Bank PLC	209,456	1/12/11	332,987	326,546	(6,441)
BUY	GBP	Deutsche Bank AG	416,440	1/12/11	667,458	649,238	(18,220)
BUY	GBP	HSBC Bank	874,467	1/12/11	1,410,016	1,363,310	(46,706)
SELL	GBP	HSBC Bank	1,701,648	1/12/11	2,650,894	2,652,901	(2,007)
SELL	GBP	Royal Bank of Scotland PLC	439,099	1/12/11	683,496	684,563	(1,067)

							$(2,532,617)

At December 31, 2010, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

9

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,707,036,540)	$1,832,101,324
Underlying funds, at cost and value	28,020,520
Total investments, at value (identified cost, $1,735,057,060)	$1,860,121,844
Cash	1,815,971
Foreign currency, at value (identified cost, $162,000)	167,675
Receivables for
Forward foreign currency exchange contracts	2,437,875
Investments sold	19,273,814
Fund shares sold	347,093
Interest and dividends	4,918,349
Other assets	18,968
Total assets		$1,889,101,589
Liabilities
Payables for
Forward foreign currency exchange contracts	$2,532,617
Investments purchased	6,550,211
Fund shares reacquired	2,683,275
Payable to affiliates
Investment adviser	74,772
Shareholder servicing costs	1,144
Distribution and/or service fees	18,300
Administrative services fee	797
Accrued expenses and other liabilities	282,433
Total liabilities		$12,143,549
Net assets		$1,876,958,040
Net assets consist of
Paid-in capital	$1,926,388,294
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	124,980,631
Accumulated net realized gain (loss) on investments and foreign currency transactions	(234,564,465)
Undistributed net investment income	60,153,580
Net assets		$1,876,958,040
Shares of beneficial interest outstanding		74,950,414

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$541,653,170	21,433,671	$25.27
Service Class	1,335,304,870	53,516,743	24.95

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$78,617,807
Interest	998,281
Dividends from underlying funds	51,962
Foreign taxes withheld	(4,719,007)
Total investment income		$74,949,043
Expenses
Management fee	$12,726,358
Distribution and/or service fees	3,053,035
Shareholder servicing costs	203,515
Administrative services fee	246,149
Independent Trustees’ compensation	45,721
Custodian fee	508,998
Shareholder communications	249,610
Auditing fees	52,749
Legal fees	28,570
Miscellaneous	81,584
Total expenses		$17,196,289
Fees paid indirectly	(165)
Reduction of expenses by investment adviser	(8,416)
Net expenses		$17,187,708
Net investment income		$57,761,335
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$71,276,488
Foreign currency transactions	3,360,457
Net realized gain (loss) on investments and foreign currency transactions		$74,636,945
Change in unrealized appreciation (depreciation)
Investments	$93,408,339
Translation of assets and liabilities in foreign currencies	(1,108,473)
Net unrealized gain (loss) on investments and foreign currency translation		$92,299,866
Net realized and unrealized gain (loss) on investments and foreign currency		$166,936,811
Change in net assets from operations		$224,698,146

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$57,761,335	$60,237,761
Net realized gain (loss) on investments and foreign currency transactions	74,636,945	(98,225,707)
Net unrealized gain (loss) on investments and foreign currency translation	92,299,866	484,691,455
Change in net assets from operations	$224,698,146	$446,703,509
Distributions declared to shareholders
From net investment income	$(53,910,218)	$(73,624,954)
Change in net assets from fund share transactions	$(68,416,700)	$(86,291,421)
Total change in net assets	$102,371,228	$286,787,134
Net assets
At beginning of period	1,774,586,812	1,487,799,678
At end of period (including undistributed net investment income of $60,153,580 and $52,860,961, respectively)	$1,876,958,040	$1,774,586,812

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$22.92	$18.21	$34.48	$29.27	$23.74
Income (loss) from investment operations
Net investment income (d)	$0.79	$0.80	$0.73	$0.71	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	2.29	4.90	(11.97)	7.10	6.47
Total from investment operations	$3.08	$5.70	$(11.24)	$7.81	$7.06
Less distributions declared to shareholders
From net investment income	$(0.73)	$(0.99)	$(0.44)	$(0.32)	$(0.53)
From net realized gain on investments	—	—	(4.59)	(2.28)	(1.00)
Total distributions declared to shareholders	$(0.73)	$(0.99)	$(5.03)	$(2.60)	$(1.53)
Net asset value, end of period	$25.27	$22.92	$18.21	$34.48	$29.27
Total return (%) (k)(r)(s)	13.81	33.44	(37.77)	27.90	31.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.83	0.84	0.85	0.87
Expenses after expense reductions (f)	0.81	0.83	0.81	0.82	0.86
Net investment income	3.47	4.11	2.76	2.22	2.32
Portfolio turnover	56	70	68	84	94
Net assets at end of period (000 omitted)	$541,653	$564,822	$495,297	$969,404	$710,341

See Notes to Financial Statements

13

MFS Utilities Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$22.65	$17.98	$34.11	$29.01	$23.56
Income (loss) from investment operations
Net investment income (d)	$0.73	$0.73	$0.66	$0.62	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	2.25	4.86	(11.82)	7.03	6.42
Total from investment operations	$2.98	$5.59	$(11.16)	$7.65	$6.95
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.92)	$(0.38)	$(0.27)	$(0.50)
From net realized gain on investments	—	—	(4.59)	(2.28)	(1.00)
Total distributions declared to shareholders	$(0.68)	$(0.92)	$(4.97)	$(2.55)	$(1.50)
Net asset value, end of period	$24.95	$22.65	$17.98	$34.11	$29.01
Total return (%) (k)(r)(s)	13.51	33.09	(37.91)	27.56	30.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.08	1.09	1.10	1.12
Expenses after expense reductions (f)	1.06	1.07	1.06	1.07	1.11
Net investment income	3.23	3.83	2.54	1.96	2.11
Portfolio turnover	56	70	68	84	94
Net assets at end of period (000 omitted)	$1,335,305	$1,209,765	$992,502	$1,715,446	$993,085

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

15

MFS Utilities Series

Notes to Financial Statements – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forwards. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,190,703,971	$18,490,650	$—	$1,209,194,621
Brazil	117,702,582	—	—	117,702,582
Israel	83,352,534	—	—	83,352,534
United Kingdom	78,709,156	—	—	78,709,156
Portugal	65,576,113	—	—	65,576,113
Spain	51,232,848	—	—	51,232,848
Finland	27,337,008	—	—	27,337,008
Czech Republic	24,926,088	—	—	24,926,088
Belgium	23,034,373	—	—	23,034,373
Other Countries	128,264,187	—	—	128,264,187
Corporate Bonds	—	22,760,597	—	22,760,597
Commercial Mortgage-Backed Securities	—	11,217	—	11,217
Mutual Funds	28,020,520	—	—	28,020,520
Total Investments	$1,818,859,380	$41,262,464	$—	$1,860,121,844

Other Financial Instruments
Forward Currency Contracts	$—	$(94,742)	$—	$(94,742)

For further information regarding security characteristics, see the Portfolio of Investments. Of the level 1 investments presented above, equity investments amounting to $191,368,170 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

16

MFS Utilities Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	$2,437,875	$(2,532,617)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions
Foreign Exchange Contracts	$4,485,736

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange Contracts	$(1,138,440)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry

17

MFS Utilities Series

Notes to Financial Statements – continued

accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$53,910,218	$73,624,954

18

MFS Utilities Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$1,754,470,951
Gross appreciation	213,485,841
Gross depreciation	(107,834,948)
Net unrealized appreciation (depreciation)	$105,650,893
Undistributed ordinary income	60,058,838
Capital loss carryforwards	(215,150,574)
Other temporary differences	10,589

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(95,096,618)
12/31/17	(120,053,956)
Total	$(215,150,574)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$17,038,959	$25,170,305
Service Class	36,871,259	48,454,649
Total	$53,910,218	$73,624,954

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $201,539, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $1,976.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The

19

MFS Utilities Series

Notes to Financial Statements – continued

administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0141% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,983 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,416, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $951,629,007 and $1,003,623,733, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,843,606	$42,047,040	2,396,764	$46,804,076
Service Class	5,744,719	129,754,840	5,257,641	101,070,851
	7,588,325	$171,801,880	7,654,405	$147,874,927
Shares issued to shareholders in reinvestment of distributions
Initial Class	752,272	$17,038,959	1,531,040	$25,170,305
Service Class	1,646,038	36,871,259	2,978,159	48,454,649
	2,398,310	$53,910,218	4,509,199	$73,624,954
Shares reacquired
Initial Class	(5,803,553)	$(131,670,247)	(6,484,924)	$(122,829,266)
Service Class	(7,287,517)	(162,458,551)	(10,032,778)	(184,962,036)
	(13,091,070)	$(294,128,798)	(16,517,702)	$(307,791,302)
Net change
Initial Class	(3,207,675)	$(72,584,248)	(2,557,120)	$(50,854,885)
Service Class	103,240	4,167,548	(1,796,978)	(35,436,536)
	(3,104,435)	$(68,416,700)	(4,354,098)	$(86,291,421)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $19,252 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

20

MFS Utilities Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	45,631,532	413,127,946	(430,738,958)	28,020,520

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$51,962	$28,020,520

21

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

23

MFS Utilities Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

24

MFS Utilities Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

25

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

26

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 72.45% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Utilities Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS
INVESTMENT MANAGEMENT

MFS® Investors Growth Stock Series

MFS® Variable Insurance Trust
Annual report

12/31/10
VGS-ANN

MFS® INVESTORS GROWTH STOCK SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Growth Stock Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Investors Growth Stock Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.4%
Danaher Corp.	4.1%
Cisco Systems, Inc.	3.7%
Accenture Ltd., “A”	3.4%
Apple, Inc.	3.3%
International Business Machines Corp.	3.1%
Schlumberger Ltd.	2.8%
United Technologies Corp.	2.7%
Colgate-Palmolive Co.	2.7%
Thermo Fisher Scientific, Inc.	2.6%

Equity sectors
Technology	25.6%
Health Care	14.1%
Consumer Staples	11.8%
Financial Services	10.3%
Special Products & Services	10.1%
Industrial Goods & Services	7.6%
Energy	7.4%
Retailing	7.0%
Basic Materials	3.3%
Leisure	1.7%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Growth Stock Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Investors Growth Stock Series (the “fund”) provided a total return of 12.47%, while Service Class shares of the fund provided a total return of 12.15%. These compare with a return of 16.71% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

A combination of security selection and an overweight position in the financial services sector detracted from the fund’s performance relative to the Russell 1000 Growth Index. Credit card companies, Visa and Mastercard, were among the fund’s top detractors over the reporting period. Shares of both declined sharply after the Federal Reserve released a debit interchange proposal that would substantially reduce debit card transaction fees. The Fed’s proposals on debit network exclusivity also created uncertainty surrounding the companies’ future market share and revenues. The fund’s ownership in shares of brokerage firm Charles Schwab also weighed on relative returns.

Individual securities in other sectors that adversely impacted relative results included network equipment company Cisco Systems and medical equipment company DENTSPLY International detracted from relative returns. Elsewhere, our ownership in shares of business information provider Dun & Bradstreet, household products maker Colgate-Palmolive, and medical device maker Medtronic weighed on relative returns. Shares of Medtronic came under pressure due to weaker-than-expected sales, lower margins in its Cardiac Rhythm Management (CRM) business, and a reduction in management’s revenue guidance. Additionally, our underweight position in computer and personal electronics maker Apple hurt relative performance as this benchmark holding performed well in 2010.

The fund’s cash position was also a detractor from relative results. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in the energy sector contributed to relative returns during the reporting period. The fund’s ownership in shares of oil and gas drilling equipment manufacturer National Oilwell Varco (b) and oil field services company Schlumberger supported relative returns. Shares of Schlumberger appreciated after the company reported better-than-expected earnings results. Increased international demand and continued strength in crude oil prices helped the stock’s price increase.

Individual securities in other sectors that aided relative results included enterprise software products maker Oracle, athletic shoes and apparel manufacturer NIKE, and luxury goods company LVMH Moët Hennessy Louis Vuitton (b) (France). Not owning shares of poor-performing software giant Microsoft(h) also contributed to relative returns.

3

MFS Investors Growth Stock Series

Management Review – continued

Elsewhere, holdings of Brazilian brewer Companhia de Bebidas da Americas (b), food company Mead Johnson Nutrition, and agrichemical products company Monsanto contributed to relative performance. The timing of our ownership in shares of semiconductor company Microchip Technology also helped.

During the reporting period, the fund’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Growth Stock Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/03/99	12.47%	3.49%	(0.88)%
Service Class	5/01/00	12.15%	3.21%	(1.20)%

Comparative benchmark
Russell 1000 Growth Index (f)		16.71%	3.75%	0.02%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Growth Stock Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.90%	$1,000.00	$1,230.17	$5.06
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,226.91	$6.45
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Investors Growth Stock Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.9%
Aerospace – 3.1%
Precision Castparts Corp.	10,360	$1,442,214
United Technologies Corp.	121,930	9,598,330

		$11,040,544

Alcoholic Beverages – 2.0%
Companhia de Bebidas das Americas, ADR	87,700	$2,721,331
Diageo PLC	242,927	4,488,155

		$7,209,486

Apparel Manufacturers – 2.5%
LVMH Moet Hennessy Louis Vuitton S.A.	23,220	$3,819,656
NIKE, Inc., “B”	62,570	5,344,729

		$9,164,385

Broadcasting – 0.4%
Omnicom Group, Inc.	28,130	$1,288,354

Brokerage & Asset Managers – 4.5%
Charles Schwab Corp.	344,350	$5,891,829
CME Group, Inc.	19,240	6,190,470
Franklin Resources, Inc.	37,990	4,224,868

		$16,307,167

Business Services – 10.1%
Accenture Ltd., “A”	252,640	$12,250,514
Automatic Data Processing, Inc.	22,110	1,023,251
Dun & Bradstreet Corp.	99,520	8,169,597
MSCI, Inc., “A” (a)	162,180	6,318,533
Verisk Analytics, Inc., “A” (a)	201,370	6,862,690
Western Union Co.	84,500	1,569,165

		$36,193,750

Cable TV – 1.3%
DIRECTV, “A” (a)	114,980	$4,591,151

Chemicals – 1.2%
Monsanto Co.	60,030	$4,180,489

Computer Software – 5.6%
Autodesk, Inc. (a)	121,080	$4,625,256
Oracle Corp.	501,160	15,686,308

		$20,311,564

Computer Software – Systems – 9.2%
Apple, Inc. (a)	36,960	$11,921,818
EMC Corp. (a)	175,470	4,018,263
Hewlett-Packard Co.	138,050	5,811,905
International Business Machines Corp.	76,470	11,222,737

		$32,974,723

Consumer Products – 5.8%
Church & Dwight Co., Inc.	59,880	$4,132,918
Colgate-Palmolive Co.	119,180	9,578,497
Procter & Gamble Co.	110,533	7,110,588

		$20,822,003

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 4.5%
Danaher Corp.	311,410	$14,689,210
W.W. Grainger, Inc.	12,010	1,658,701

		$16,347,911

Electronics – 4.7%
Microchip Technology, Inc.	202,790	$6,937,446
Samsung Electronics Co. Ltd., GDR	4,428	1,868,173
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	644,956	8,087,748

		$16,893,367

Energy – Integrated – 2.5%
Chevron Corp.	32,860	$2,998,475
Exxon Mobil Corp.	52,000	3,802,240
Hess Corp.	27,870	2,133,170

		$8,933,885

Food & Beverages – 4.0%
Groupe Danone	74,758	$4,697,256
Mead Johnson Nutrition Co., “A”	30,420	1,893,645
PepsiCo, Inc.	121,480	7,936,288

		$14,527,189

Food & Drug Stores – 0.9%
CVS Caremark Corp.	95,603	$3,324,116

General Merchandise – 2.8%
Kohl’s Corp. (a)	95,530	$5,191,100
Target Corp.	82,480	4,959,522

		$10,150,622

Internet – 2.4%
eBay, Inc. (a)	70,500	$1,962,015
Google, Inc., “A” (a)	11,550	6,860,354

		$8,822,369

Major Banks – 2.2%
Bank of New York Mellon Corp.	58,548	$1,768,150
State Street Corp.	134,250	6,221,145

		$7,989,295

Medical & Health Technology & Services – 1.4%
Medco Health Solutions, Inc. (a)	22,710	$1,391,442
Patterson Cos., Inc.	86,980	2,664,197
VCA Antech, Inc. (a)	45,460	1,058,763

		$5,114,402

Medical Equipment – 9.5%
Becton, Dickinson & Co.	55,770	$4,713,680
DENTSPLY International, Inc.	217,390	7,428,216
Medtronic, Inc.	130,270	4,831,714
St. Jude Medical, Inc. (a)	43,020	1,839,105
Synthes, Inc.	25,163	3,399,023
Thermo Fisher Scientific, Inc. (a)	169,580	9,387,949
Waters Corp. (a)	33,710	2,619,604

		$34,219,291

7

MFS Investors Growth Stock Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.9%
BHP Billiton Ltd., ADR	33,700	$3,131,404

Network & Telecom – 3.7%
Cisco Systems, Inc. (a)	654,420	$13,238,917

Oil Services – 4.9%
National Oilwell Varco, Inc.	110,880	$7,456,680
Schlumberger Ltd.	121,140	10,115,190

		$17,571,870

Other Banks & Diversified Financials – 3.6%
MasterCard, Inc., “A”	16,560	$3,711,262
Visa, Inc., “A”	133,110	9,368,282

		$13,079,544

Pharmaceuticals – 3.2%
Abbott Laboratories	63,590	$3,046,597
Allergan, Inc.	31,120	2,137,010
Johnson & Johnson	100,100	6,191,185

		$11,374,792

Specialty Chemicals – 1.2%
Praxair, Inc.	46,880	$4,475,634

Specialty Stores – 0.8%
Staples, Inc.	125,035	$2,847,047

Total Common Stocks (Identified Cost, $312,404,803)		$356,125,271

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.2%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	4,378,230	$4,378,230

Total Investments (Identified Cost, $316,783,033)		$360,503,501

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(371,659)

Net Assets – 100.0%		$360,131,842

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $312,404,803)	$356,125,271
Underlying funds, at cost and value	4,378,230
Total investments, at value (identified cost, $316,783,033)	$360,503,501
Receivables for
Fund shares sold	237,342
Interest and dividends	177,240
Other assets	3,690
Total assets		$360,921,773
Liabilities
Payable to custodian	$58,290
Payable for fund shares reacquired	632,082
Payable to affiliates
Investment adviser	14,838
Shareholder servicing costs	262
Distribution and/or service fees	3,800
Administrative services fee	215
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	80,442
Total liabilities		$789,931
Net assets		$360,131,842
Net assets consist of
Paid-in capital	$319,206,540
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	43,723,519
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,900,442)
Undistributed net investment income	1,102,225
Net assets		$360,131,842
Shares of beneficial interest outstanding		33,290,264

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$83,354,990	7,574,047	$11.01
Service Class	276,776,852	25,716,217	10.76

See Notes to Financial Statements

9

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$5,441,884
Interest	10,524
Dividends from underlying funds	9,573
Foreign taxes withheld	(111,757)
Total investment income		$5,350,224
Expenses
Management fee	$2,965,145
Distribution and/or service fees	779,784
Shareholder servicing costs	46,636
Administrative services fee	64,638
Independent Trustees’ compensation	12,594
Custodian fee	66,651
Shareholder communications	198,499
Auditing fees	52,559
Legal fees	7,020
Miscellaneous	35,603
Total expenses		$4,229,129
Fees paid indirectly	(187)
Reduction of expenses by investment adviser	(2,064)
Net expenses		$4,226,878
Net investment income		$1,123,346
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$56,140,529
Foreign currency transactions	(18,133)
Net realized gain (loss) on investments and foreign currency transactions		$56,122,396
Change in unrealized appreciation (depreciation)
Investments	$(20,715,184)
Translation of assets and liabilities in foreign currencies	(774)
Net unrealized gain (loss) on investments and foreign currency translation		$(20,715,958)
Net realized and unrealized gain (loss) on investments and foreign currency		$35,406,438
Change in net assets from operations		$36,529,784

See Notes to Financial Statements

10

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |   STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$1,123,346	$1,551,694
Net realized gain (loss) on investments and foreign currency transactions	56,122,396	514,536
Net unrealized gain (loss) on investments and foreign currency translation	(20,715,958)	126,014,844
Change in net assets from operations	$36,529,784	$128,081,074
Distributions declared to shareholders
From net investment income	$(1,540,410)	$(1,500,507)
Change in net assets from fund share transactions	$(173,907,368)	$118,768,903
Total change in net assets	$(138,917,994)	$245,349,470
Net assets
At beginning of period	499,049,836	253,700,366
At end of period (including undistributed net investment income of $1,102,225 and $1,537,422, respectively)	$360,131,842	$499,049,836

See Notes to Financial Statements

11

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.83	$7.10	$11.82	$10.65	$9.90
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05	$0.06	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.17	2.74	(4.24)	1.16	0.72
Total from investment operations	$1.22	$2.79	$(4.18)	$1.21	$0.75
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.06)	$(0.06)	$(0.04)	$—
From net realized gain on investments	—	—	(0.48)	—	—
Total distributions declared to shareholders	$(0.04)	$(0.06)	$(0.54)	$(0.04)	$—
Net asset value, end of period	$11.01	$9.83	$7.10	$11.82	$10.65
Total return (%) (k)(r)(s)	12.47	39.55	(36.87)	11.36	7.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.86	0.85	0.86	0.87
Expenses after expense reductions (f)	0.88	0.86	0.85	0.86	0.87
Net investment income	0.49	0.63	0.60	0.47	0.33
Portfolio turnover	44	50	50	63	80
Net assets at end of period (000 omitted)	$83,355	$93,011	$75,444	$148,096	$161,081

See Notes to Financial Statements

12

MFS Investors Growth Stock Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.62	$6.95	$11.57	$10.43	$9.72
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.03	$0.03	$0.02	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.15	2.68	(4.14)	1.13	0.70
Total from investment operations	$1.17	$2.71	$(4.11)	$1.15	$0.71
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.04)	$(0.03)	$(0.01)	$—
From net realized gain on investments	—	—	(0.48)	—	—
Total distributions declared to shareholders	$(0.03)	$(0.04)	$(0.51)	$(0.01)	$—
Net asset value, end of period	$10.76	$9.62	$6.95	$11.57	$10.43
Total return (%) (k)(r)(s)	12.15	39.10	(36.98)	11.02	7.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.11	1.10	1.11	1.12
Expenses after expense reductions (f)	1.12	1.11	1.10	1.11	1.12
Net investment income	0.23	0.38	0.35	0.22	0.08
Portfolio turnover	44	50	50	63	80
Net assets at end of period (000 omitted)	$276,777	$406,039	$178,256	$297,186	$300,026

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Investors Growth Stock Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Growth Stock Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$356,125,271	$—	$—	$356,125,271
Mutual Funds	4,378,230	—	—	4,378,230
Total Investments	$360,503,501	$—	$—	$360,503,501

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

15

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$1,540,410	$1,500,507

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$319,396,375
Gross appreciation	50,579,094
Gross depreciation	(9,471,968)
Net unrealized appreciation (depreciation)	$41,107,126
Undistributed ordinary income	1,102,225
Capital loss carryforwards	(1,287,100)
Other temporary differences	3,051

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/17	$(1,287,100)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$384,738	$582,919
Service Class	1,155,672	917,588
Total	$1,540,410	$1,500,507

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

16

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $45,811, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $825.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,936 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,064, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $173,746,456 and $338,052,553, respectively.

17

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	269,399	$2,657,412	599,902	$4,946,039
Service Class	2,893,154	27,830,907	20,132,065	155,613,777
	3,162,553	$30,488,319	20,731,967	$160,559,816
Shares issued to shareholders in reinvestment of distributions
Initial Class	37,066	$384,738	79,852	$582,919
Service Class	113,635	1,155,672	128,334	917,588
	150,701	$1,540,410	208,186	$1,500,507
Shares reacquired
Initial Class	(2,191,471)	$(21,583,137)	(1,845,057)	$(14,535,700)
Service Class	(19,478,141)	(184,352,960)	(3,735,727)	(28,755,720)
	(21,669,612)	$(205,936,097)	(5,580,784)	$(43,291,420)
Net change
Initial Class	(1,885,006)	$(18,540,987)	(1,165,303)	$(9,006,742)
Service Class	(16,471,352)	(155,366,381)	16,524,672	127,775,645
	(18,356,358)	$(173,907,368)	15,359,369	$118,768,903

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $4,617 and $6,806, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	13,930,477	60,262,082	(69,814,329)	4,378,230

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,573	$4,378,230

18

MFS Investors Growth Stock Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

19

MFS Investors Growth Stock Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Investors Growth Stock Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

21

MFS Investors Growth Stock Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jeffrey Constantino

22

MFS Investors Growth Stock Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

23

MFS Investors Growth Stock Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as information during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Investors Growth Stock Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS Investors Growth Stock Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS
INVESTMENT MANAGEMENT

MFS® Global Equity Series

MFS® Variable Insurance Trust
Annual report

12/31/10
VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.3%
Linde AG	3.1%
Heineken N.V.	2.5%
Reckitt Benckiser Group PLC	2.2%
State Street Corp.	2.1%
Walt Disney Co.	2.0%
Bank of New York Mellon Corp.	2.0%
Oracle Corp.	1.9%
Diageo PLC	1.9%
3M Co.	1.8%

Equity sectors
Consumer Staples	19.8%
Financial Services	15.1%
Health Care	12.8%
Basic Materials	10.6%
Retailing	9.0%
Technology	8.4%
Industrial Goods & Services	5.8%
Leisure	5.7%
Energy	3.9%
Transportation	3.8%
Special Products & Services	2.5%
Autos & Housing	1.2%
Utilities & Communications	0.6%

Issuer country weightings
United States	46.2%
Switzerland	10.7%
United Kingdom	9.3%
France	8.3%
Germany	6.9%
Netherlands	5.5%
Japan	5.0%
Canada	1.7%
Sweden	1.2%
Other Countries	5.2%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Global Equity Series (the “fund”) provided a total return of 12.36%, while Service Class shares of the fund provided a total return of 12.05%. These compare with a return of 12.34% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

A combination of stock selection and an overweight position in the health care sector detracted from performance relative to the MSCI World Index. Our overweight positions in medical device maker Medtronic, pharmaceutical and diagnostic company Roche Holding (Switzerland), and pharmaceutical company Merck KGaA (Germany) held back results as all three stocks underperformed the benchmark during the reporting period. Shares of Medtronic came under pressure due to weaker-than-expected sales, lower margins in its Cardiac Rhythm Management (CRM) business, and a reduction in management’s revenue guidance.

Stocks in other sectors that were among the fund’s top detractors included network equipment company Cisco Systems, oil and gas exploration company INPEX (Japan), insurance firm AXA (France), postal systems operator TNT (Netherlands), optical glass maker HOYA (Japan), and stock exchange Deutsche Boerse (Germany). Shares of HOYA were negatively impacted as the company announced earnings that fell short of expectations due, in part, to inventory corrections in the company’s electronics-related products segment, competition in the digital cameras market, and margin pressures attributed to a stronger yen. Not holding strong-performing computer and personal electronics maker Apple also hindered relative results as this benchmark constituent significantly outperformed the benchmark.

During the reporting period, the fund’s currency exposure was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the retailing sector was a primary contributor to relative performance. Our overweight position in luxury goods companies Compagnie Financiere Richemont S.A. (Switzerland), LVMH Moët Hennessy Louis Vuitton (France), and Burberry Group (United Kingdom), and athletic shoes and apparel manufacturer NIKE, aided relative results as all four stocks outperformed the benchmark over the reporting period. Shares of LVMH rose during the reporting period as the company reported better-than-expected sales and earnings results. Strength was evident across all of LVMH’s business segments, as the company benefited from robust demand for luxury goods, as well as the replenishing of inventories at U.S. and European retailers following the recession.

A combination of stock selection and an underweight position in the financial services sector benefited relative performance. No individual stocks within this sector were among the fund’s top relative contributors.

3

MFS Global Equity Series

Management Review – continued

Stocks in other sectors that bolstered relative performance included oil and gas drilling equipment manufacturer National Oilwell Varco, industrial gas supplier Linde (Germany), wiring devices and cable systems manufacturer Legrand (France), global food company Nestle (Switzerland), and electrical distribution equipment manufacturer Schneider Electric (France). Shares of Legrand rose as the company reported better-than-expected results, citing strong growth rates in all regions, including double digit growth rates in emerging markets, and market share gains on new product introductions. Not holding poor-performing integrated oil company BP PLC (United Kingdom) also helped.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/03/99	12.36%	5.94%	5.59%
Service Class	5/01/00	12.05%	5.68%	5.41%

Comparative benchmark
MSCI World Index (f)		12.34%	2.99%	2.82%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During The Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.15%	$1,000.00	$1,247.67	$6.52
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
Service Class	Actual	1.40%	$1,000.00	$1,246.04	$7.93
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Aerospace – 2.4%
Honeywell International, Inc.	12,270	$652,271
United Technologies Corp.	4,840	381,005

		$1,033,276

Alcoholic Beverages – 5.4%
Diageo PLC	44,332	$819,048
Heineken N.V.	21,210	1,039,902
Pernod Ricard S.A.	4,643	436,544

		$2,295,494

Apparel Manufacturers – 4.8%
Burberry Group PLC	12,830	$224,836
Compagnie Financiere Richemont S.A.	8,738	514,000
LVMH Moet Hennessy Louis Vuitton S.A.	4,321	710,798
NIKE, Inc., “B”	6,980	596,232

		$2,045,866

Automotive – 0.4%
Harley-Davidson, Inc.	4,670	$161,909

Broadcasting – 4.7%
Omnicom Group, Inc.	12,660	$579,828
Walt Disney Co.	23,060	864,981
WPP Group PLC	44,818	551,669

		$1,996,478

Brokerage & Asset Managers – 0.8%
Deutsche Boerse AG	4,997	$345,894

Business Services – 2.0%
Accenture Ltd., “A”	14,170	$687,103
Compass Group PLC	19,000	172,109

		$859,212

Chemicals – 3.1%
3M Co.	9,030	$779,289
Givaudan S.A.	299	322,664
Monsanto Co.	3,140	218,670

		$1,320,623

Computer Software – 2.6%
Autodesk, Inc. (a)	7,880	$301,016
Oracle Corp.	26,240	821,312

		$1,122,328

Computer Software – Systems – 1.1%
Canon, Inc.	9,000	$461,382

Conglomerates – 0.5%
Smiths Group PLC	10,742	$208,511

Construction – 0.8%
Sherwin-Williams Co.	4,310	$360,963

Consumer Products – 7.0%
Beiersdorf AG	3,531	$195,935
Colgate-Palmolive Co.	6,390	513,564
Kao Corp.	10,400	280,271

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Procter & Gamble Co.	7,813	$502,610
Reckitt Benckiser Group PLC	17,070	938,137
Svenska Cellulosa Aktiebolaget	33,072	522,217

		$2,952,734

Electrical Equipment – 3.4%
Legrand S.A.	13,169	$536,291
Rockwell Automation, Inc.	2,220	159,196
Schneider Electric S.A.	4,925	737,103

		$1,432,590

Electronics – 2.9%
Hoya Corp.	17,400	$422,623
Intel Corp.	13,770	289,583
Samsung Electronics Co. Ltd.	608	508,408

		$1,220,614

Energy – Independent – 0.8%
INPEX Corp.	57	$333,828

Energy – Integrated – 1.0%
Chevron Corp.	2,930	$267,363
Royal Dutch Shell PLC, “A”	5,163	170,620

		$437,983

Food & Beverages – 7.4%
Dr Pepper Snapple Group, Inc.	5,770	$202,873
General Mills, Inc.	9,260	329,563
Groupe Danone	6,717	422,048
J.M. Smucker Co.	7,245	475,634
Nestle S.A.	24,026	1,406,870
PepsiCo, Inc.	4,580	299,211

		$3,136,199

Food & Drug Stores – 2.7%
Lawson, Inc.	2,400	$118,685
Tesco PLC	46,421	307,594
Walgreen Co.	18,890	735,954

		$1,162,233

Gaming & Lodging – 0.7%
Ladbrokes PLC	57,969	$110,896
William Hill PLC	71,386	189,985

		$300,881

General Merchandise – 0.8%
Target Corp.	5,430	$326,506

Insurance – 1.3%
AXA	16,221	$269,868
Swiss Reinsurance Co.	5,516	296,743

		$566,611

Major Banks – 8.6%
Bank of New York Mellon Corp.	27,410	$827,782
Erste Group Bank AG	9,122	428,347
Goldman Sachs Group, Inc.	3,200	538,112

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Julius Baer Group Ltd.	11,057	$517,964
Standard Chartered PLC	17,006	457,500
State Street Corp.	18,980	879,533

		$3,649,238

Medical Equipment – 8.1%
DENTSPLY International, Inc.	10,340	$353,318
Medtronic, Inc.	17,900	663,911
Sonova Holding AG	1,038	133,996
St. Jude Medical, Inc. (a)	15,090	645,098
Synthes, Inc.	2,877	388,626
Thermo Fisher Scientific, Inc. (a)	9,680	535,885
Waters Corp. (a)	7,090	550,964
Zimmer Holdings, Inc. (a)	3,470	186,270

		$3,458,068

Network & Telecom – 1.8%
Cisco Systems, Inc. (a)	38,210	$772,988

Oil Services – 2.1%
National Oilwell Varco, Inc.	9,110	$612,648
Schlumberger Ltd.	3,270	273,045

		$885,693

Other Banks & Diversified Financials – 4.4%
Aeon Credit Service Co. Ltd.	9,200	$130,085
American Express Co.	8,020	344,218
Banco Santander Brasil S.A., ADR	18,690	254,184
ICICI Bank Ltd.	7,286	186,586
Komercni Banka A.S.	672	159,018
UBS AG (a)	26,810	440,143
Visa, Inc., “A”	4,740	333,601

		$1,847,835

Pharmaceuticals – 4.7%
Bayer AG	9,009	$665,742
Johnson & Johnson	6,300	389,655
Merck KGaA	5,075	405,886
Roche Holding AG	3,516	515,179

		$1,976,462

Printing & Publishing – 0.3%
Wolters Kluwer N.V.	5,468	$119,833

Railroad & Shipping – 1.7%
Canadian National Railway Co.	10,574	$702,854

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 7.5%
Akzo Nobel N.V.	10,867	$675,035
L’Air Liquide S.A.	3,264	412,790
Linde AG	8,615	1,307,213
Praxair, Inc.	4,130	394,291
Shin-Etsu Chemical Co. Ltd.	7,200	390,196

		$3,179,525

Specialty Stores – 0.7%
Abercrombie & Fitch Co., “A”	2,980	$171,737
Sally Beauty Holdings, Inc. (a)	8,720	126,702

		$298,439

Telephone Services – 0.3%
Singapore Telecommunications Ltd.	58,950	$140,100

Trucking – 2.1%
TNT N.V.	13,333	$351,884
United Parcel Service, Inc., “B”	7,480	542,898

		$894,782

Utilities – Electric Power – 0.3%
Red Electrica de Espana	2,401	$112,938

Total Common Stocks (Identified Cost, $37,360,264)		$42,120,870

MONEY MARKET FUNDS (v) – 0.2%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	71,174	$71,174

Total Investments (Identified Cost, $37,431,438)		$42,192,044

OTHER ASSETS, LESS LIABILITIES – 0.6%		247,706

Net Assets – 100.0%		$42,439,750

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $37,360,264)	$42,120,870
Underlying funds, at cost and value	71,174
Total investments, at value (identified cost, $37,431,438)	$42,192,044
Cash	2,492
Receivables for
Investments sold	378,589
Fund shares sold	14,499
Interest and dividends	60,431
Other assets	793
Total assets		$42,648,848
Liabilities
Payables for
Investments purchased	$2,174
Fund shares reacquired	163,514
Payable to affiliates
Investment adviser	5,047
Shareholder servicing costs	44
Distribution and/or service fees	34
Administrative services fee	96
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	38,179
Total liabilities		$209,098
Net assets		$42,439,750
Net assets consist of
Paid-in capital	$38,025,471
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $7,296 deferred country tax)	4,756,707
Accumulated net realized gain (loss) on investments and foreign currency transactions	(681,234)
Undistributed net investment income	338,806
Net assets		$42,439,750
Shares of beneficial interest outstanding		3,167,897

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$39,965,802	2,982,805	$13.40
Service Class	2,473,948	185,092	13.37

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$866,779
Interest	12,258
Dividends from underlying funds	480
Foreign taxes withheld	(63,486)
Total investment income		$816,031
Expenses
Management fee	$401,923
Distribution and/or service fees	5,951
Shareholder servicing costs	4,881
Administrative services fee	17,502
Independent Trustees’ compensation	1,609
Custodian fee	46,921
Shareholder communications	16,011
Auditing fees	53,369
Legal fees	732
Miscellaneous	11,952
Total expenses		$560,851
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(92,147)
Net expenses		$468,702
Net investment income		$347,329
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $3,627 country tax)	$1,788,041
Foreign currency transactions	(4,256)
Net realized gain (loss) on investments and foreign currency transactions		$1,783,785
Change in unrealized appreciation (depreciation)
Investments (net of $7,296 increase in deferred country tax)	$2,558,576
Translation of assets and liabilities in foreign currencies	1,775
Net unrealized gain (loss) on investments and foreign currency translation		$2,560,351
Net realized and unrealized gain (loss) on investments and foreign currency		$4,344,136
Change in net assets from operations		$4,691,465

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$347,329	$401,039
Net realized gain (loss) on investments and foreign currency transactions	1,783,785	(812,428)
Net unrealized gain (loss) on investments and foreign currency translation	2,560,351	10,018,976
Change in net assets from operations	$4,691,465	$9,607,587
Distributions declared to shareholders
From net investment income	$(401,053)	$(743,160)
Change in net assets from fund share transactions	$(3,517,283)	$(1,415,546)
Total change in net assets	$773,129	$7,448,881
Net assets
At beginning of period	41,666,621	34,217,740
At end of period (including undistributed net investment income of $338,806 and $400,413, respectively)	$42,439,750	$41,666,621

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.04	$9.36	$15.47	$15.45	$13.49
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12	$0.20	$0.13	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	1.37	2.78	(5.01)	1.22	2.76
Total from investment operations	$1.48	$2.90	$(4.81)	$1.35	$3.13
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.22)	$(0.14)	$(0.32)	$(0.07)
From net realized gain on investments	—	—	(1.16)	(1.01)	(1.10)
Total distributions declared to shareholders	$(0.12)	$(0.22)	$(1.30)	$(1.33)	$(1.17)
Net asset value, end of period	$13.40	$12.04	$9.36	$15.47	$15.45
Total return (%) (k)(r)(s)	12.36	31.98	(33.77)	9.19	24.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.52	1.36	1.41	1.49
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income	0.88	1.18	1.61	0.88	2.60
Portfolio turnover	18	23	28	38	37
Net assets at end of period (000 omitted)	$39,966	$39,418	$33,523	$56,246	$53,388

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.03	$9.35	$15.47	$15.47	$13.53
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.08	$0.16	$0.09	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	1.36	2.81	(5.01)	1.23	2.79
Total from investment operations	$1.44	$2.89	$(4.85)	$1.32	$3.10
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.21)	$(0.11)	$(0.31)	$(0.06)
From net realized gain on investments	—	—	(1.16)	(1.01)	(1.10)
Total distributions declared to shareholders	$(0.10)	$(0.21)	$(1.27)	$(1.32)	$(1.16)
Net asset value, end of period	$13.37	$12.03	$9.35	$15.47	$15.47
Total return (%) (k)(r)(s)	12.05	31.80	(33.97)	8.97	24.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.75	1.60	1.65	1.76
Expenses after expense reductions (f)	1.40	1.40	1.40	1.40	1.40
Net investment income	0.64	0.82	1.32	0.60	2.29
Portfolio turnover	18	23	28	38	37
Net assets at end of period (000 omitted)	$2,474	$2,248	$695	$628	$271

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

13

MFS Global Equity Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$19,649,294	$—	$—	$19,649,294
Switzerland	4,536,185	—	—	4,536,185
United Kingdom	3,980,284	—	—	3,980,284
France	3,525,442	—	—	3,525,442
Germany	2,920,669	—	—	2,920,669
Netherlands	2,357,274	—	—	2,357,274
Japan	1,675,688	461,382	—	2,137,070
Canada	702,854	—	—	702,854
Sweden	522,217	—	—	522,217
Other Countries	1,789,581	—	—	1,789,581
Mutual Funds	71,174	—	—	71,174
Total Investments	$41,730,662	$461,382	$—	$42,192,044

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $15,516,535 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

14

MFS Global Equity Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$401,053	$743,160

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$37,568,618
Gross appreciation	7,711,992
Gross depreciation	(3,088,566)
Net unrealized appreciation (depreciation)	$4,623,426
Undistributed ordinary income	339,310
Capital loss carryforwards	(544,054)
Other temporary differences	(4,403)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/17	$(544,054)

15

MFS Global Equity Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$380,540	$719,372
Service Class	20,513	23,788
Total	$401,053	$743,160

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.00%
Average daily net assets in excess of $1 billion	0.90%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 1.00% of the fund’s average daily net assets.

Effective May 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012.

Prior to May 1, 2010, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses did not exceed 0.15% annually of the fund’s average daily net assets. This written agreement terminated on April 30, 2010. For the period January 1, 2010 through April 30, 2010, this reduction amounted to $38,892 and is reflected as a reduction of total expenses in the Statement of Operations. Effective May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.15% of average daily net assets for the Initial Class shares and 1.40% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012. For the period May 1, 2010 through December 31, 2010, this reduction amounted to $53,061 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $4,643, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $238.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

16

MFS Global Equity Series

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0435% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $390 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $194, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $7,288,191 and $10,675,242, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	304,450	$3,649,601	545,383	$5,715,890
Service Class	66,276	803,097	138,001	1,355,187
	370,726	$4,452,698	683,384	$7,071,077
Shares issued to shareholders in reinvestment of distributions
Initial Class	30,516	$380,540	84,236	$719,372
Service Class	1,646	20,513	2,785	23,788
	32,162	$401,053	87,021	$743,160
Shares reacquired
Initial Class	(625,414)	$(7,517,887)	(937,705)	$(8,954,455)
Service Class	(69,781)	(853,147)	(28,122)	(275,328)
	(695,195)	$(8,371,034)	(965,827)	$(9,229,783)
Net change
Initial Class	(290,448)	$(3,487,746)	(308,086)	$(2,519,193)
Service Class	(1,859)	(29,537)	112,664	1,103,647
	(292,307)	$(3,517,283)	(195,422)	$(1,415,546)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $454 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

MFS Global Equity Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	493,239	5,805,600	(6,227,665)	71,174

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$480	$71,174

18

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

19

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Global Equity Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

21

MFS Global Equity Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David Mannheim Roger Morley

22

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

23

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee on average daily net assets up to $1 billion and that MFS currently observes an expense limitation for the Fund, each of which may not be changed with the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 52.24% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $474,242. The fund intends to pass through foreign tax credits of $48,587 for the fiscal year.

25

MFS Global Equity Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® INVESTMENT MANAGEMENT

MFS® Total Return Series

MFS® Variable Insurance Trust
Annual report

12/31/10
VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 Years	2.5%
JP Morgan Chase & Co.	2.1%
U.S. Treasury Notes, 3.75%, 2018	2.1%
Philip Morris International Inc.	1.7%
Exxon Mobil Corp.	1.7%
Lockhead Martin Corp.	1.6%
Goldman Sachs Group, Inc.	1.6%
AT&T, Inc.	1.5%
Johnson & Johnson	1.4%
Bank of New York Mellon Corp.	1.4%

Composition including fixed income credit quality (a)(i)
AAA	16.2%
AA	1.5%
A	3.1%
BBB	5.1%
BB	0.3%
B (o)	0.0%
CCC	0.2%
U.S. Agency (NR)	13.1%
Non-Fixed Income (NR)	59.8%
Cash & Other	0.7%

Equity sectors (i)
Financial Services	14.3%
Energy	7.6%
Consumer Staples	6.7%
Health Care	6.3%
Industrial Goods & Services	5.9%
Utilities & Communications	5.1%
Technology	3.6%
Retailing	2.6%
Basic Materials	2.5%
Leisure	2.5%
Autos & Housing	1.1%
Special Products & Services	1.1%
Transportation	0.5%

Fixed income sectors (i)
U.S. Treasury Securities	13.3%
Mortgage-Backed Securities	12.9%
High Grade Corporates	8.1%
Commercial Mortgage-Backed Securities	1.9%
Non-U.S. Government Bonds	0.8%
U.S. Government Agencies	0.8%
Emerging Markets Bonds	0.7%
Collateralized Debt Obligations	0.3%
High Yield Corporates	0.3%
Asset-Backed Securities	0.2%
Municipal Bonds	0.2%

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Total Return Series (the “fund”) provided a total return of 9.93%, while Service Class shares of the fund provided a total return of 9.63%. These compare with returns of 15.06% and 6.54% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”), respectively.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Within the equity portion of the fund, stock selection and an overweight position in the financial services sector held back performance relative to the S&P 500 Index. Holdings of financial services firms, JPMorgan Chase and Bank of America, were among the fund’s top detractors. Shares of Bank of America fell during the period as the company reported weaker-than-expected capital markets revenues and net interest income. We believe concerns about potential losses tied to loan repurchases also weighed on the company’s stock price. Not owning strong-performing diversified financial services company Citigroup also hurt relative results.

Stock selection in the energy and industrial goods & services sectors negatively impacted relative performance. In the energy sector, integrated oil and gas company TOTAL (b) (France) was among the top detractors. In the industrial goods & services sector, holdings of defense contractor Lockheed Martin, and not owning strong-performing heavy machine manufacturer Caterpillar, weighed on relative returns. The stock price of Lockheed Martin declined as increasing concerns about the potential for defense budget cuts negatively affected the company’s future revenue and margin prospects.

Holdings in other sectors that detracted from relative performance included pharmaceutical company Abbott Laboratories and medical device maker Medtronic. Not owning consumer electronics maker Apple and automobile manufacturer Ford Motor also dampened relative results as both stocks significantly outperformed the benchmark.

Within the fixed income portion of the portfolio, a lesser exposure to Government National Mortgage Association (Ginnie Mae) mortgage-backed securities held back relative performance as bonds in this sector performed well relative to the Barclays Capital Index.

Contributors to Performance

Within the equity portion of the fund, holdings of chemical company PPG Industries, insurance company MetLife, diversified industrial manufacturer Eaton Corp., automotive parts retailer Advance Auto Parts (b), and tobacco company Philip Morris International contributed to relative returns. Shares of Philip Morris rose as the company announced strong earnings results on the back of solid price increases from its tobacco products. Not owning poor-performing software products developer Microsoft, and the timing of our ownership in shares of internet search engine Google (h), also had a positive impact on relative results.

3

MFS Total Return Series

Management Review – continued

Within the fixed income portion of the fund, a primary positive factor in relative performance was the fund’s holdings of commercial mortgage-backed securities as these bonds significantly outperformed the Barclays Capital Index.

The fund’s return from yield, which was greater than that of the Barclays Capital Index, had a positive impact on relative performance. A greater exposure to Federal National Mortgage Association (Fannie Mae) mortgage-backed securities also helped. Other positive factors for relative performance included the fund’s greater exposure to the financial sector and to “BBB” rated (r) securities.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Michael Roberge	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	9.93%	3.33%	4.08%
Service Class	5/01/00	9.63%	3.07%	3.82%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		15.06%	2.29%	1.41%
Barclays Capital U.S. Aggregate Bond Index (f)		6.54%	5.80%	5.84%
Total Return Blended Index (f)(x)		12.13%	4.08%	3.53%

(f)	Source: FactSet Research Systems Inc.

(x)	Total Return Blended Index consists of 60% Standard & Poor’s 500 Stock Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Total Return Series

EXPENSE TABLE

Fund expenses borne by the contract holders during the period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.80%	$1,000.00	$1,127.79	$4.29
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,126.14	$5.63
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 59.5%
Aerospace – 4.1%
Honeywell International, Inc.	237,730	$12,637,727
Lockheed Martin Corp.	641,503	44,847,475
Northrop Grumman Corp.	195,697	12,677,252
Precision Castparts Corp.	33,520	4,666,319
United Technologies Corp.	487,460	38,372,851

		$113,201,624

Alcoholic Beverages – 0.8%
Diageo PLC	962,787	$17,787,803
Heineken N.V.	83,248	4,081,553

		$21,869,356

Apparel Manufacturers – 0.2%
NIKE, Inc., “B”	78,786	$6,729,900

Automotive – 0.4%
General Motors Co. (a)	112,740	$4,155,596
Johnson Controls, Inc.	191,640	7,320,648

		$11,476,244

Broadcasting – 1.5%
Omnicom Group, Inc.	331,540	$15,184,532
Time Warner, Inc.	133,750	4,302,738
Walt Disney Co.	560,660	21,030,357

		$40,517,627

Brokerage & Asset Managers – 0.7%
Blackrock, Inc.	25,315	$4,824,533
Charles Schwab Corp.	353,640	6,050,780
Deutsche Boerse AG	47,020	3,254,740
Franklin Resources, Inc.	57,535	6,398,467

		$20,528,520

Business Services – 1.1%
Accenture Ltd., “A”	411,770	$19,966,727
Dun & Bradstreet Corp.	62,390	5,121,595
Western Union Co.	264,980	4,920,679

		$30,009,001

Cable TV – 0.3%
Comcast Corp., “Special A”	473,180	$9,846,876

Chemicals – 1.7%
3M Co.	252,820	$21,818,366
E.I. du Pont de Nemours & Co.	110,510	5,512,239
PPG Industries, Inc.	255,300	21,463,071

		$48,793,676

Computer Software – 1.0%
Oracle Corp.	875,132	$27,391,632

Computer Software – Systems – 1.5%
Hewlett-Packard Co.	368,071	$15,495,789
International Business Machines Corp.	172,310	25,288,216

		$40,784,005

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.6%
Pulte Homes, Inc. (a)	298,110	$2,241,787
Sherwin-Williams Co.	121,530	10,178,138
Stanley Black & Decker, Inc.	84,489	5,649,779

		$18,069,704

Consumer Products – 1.0%
Avon Products, Inc.	70,460	$2,047,568
Clorox Co.	71,000	4,492,880
Procter & Gamble Co.	315,751	20,312,262

		$26,852,710

Electrical Equipment – 1.0%
Danaher Corp.	504,750	$23,809,057
General Electric Co.	247,920	4,534,457

		$28,343,514

Electronics – 0.6%
Intel Corp.	738,720	$15,535,282

Energy – Independent – 3.1%
Anadarko Petroleum Corp.	80,980	$6,167,437
Apache Corp.	302,560	36,074,229
EOG Resources, Inc.	117,860	10,773,583
Noble Energy, Inc.	99,050	8,526,224
Occidental Petroleum Corp.	169,060	16,584,786
QEP Resources, Inc.	79,750	2,895,723
Southwestern Energy Co. (a)	124,860	4,673,510

		$85,695,492

Energy – Integrated – 3.6%
Chevron Corp.	340,462	$31,067,158
Exxon Mobil Corp.	635,312	46,454,013
Hess Corp.	247,620	18,952,835
TOTAL S.A., ADR	89,902	4,807,959

		$101,281,965

Engineering – Construction – 0.3%
Fluor Corp.	125,090	$8,288,463

Food & Beverages – 3.0%
General Mills, Inc.	525,370	$18,697,918
Groupe Danone	72,004	4,524,214
J.M. Smucker Co.	70,015	4,596,485
Kellogg Co.	124,287	6,348,580
Nestle S.A.	484,206	28,353,239
PepsiCo, Inc.	325,910	21,291,700

		$83,812,136

Food & Drug Stores – 0.9%
CVS Caremark Corp.	320,330	$11,137,874
Kroger Co.	182,980	4,091,433
Walgreen Co.	276,970	10,790,751

		$26,020,058

7

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Gaming & Lodging – 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	31,470	$1,912,747

General Merchandise – 1.0%
Kohl’s Corp. (a)	220,300	$11,971,102
Target Corp.	246,020	14,793,183

		$26,764,285

Insurance – 4.4%
ACE Ltd.	210,780	$13,121,055
Aflac, Inc.	95,450	5,386,243
Allstate Corp.	168,830	5,382,300
Aon Corp.	314,460	14,468,305
Chubb Corp.	96,800	5,773,152
MetLife, Inc.	791,920	35,192,925
Prudential Financial, Inc.	405,360	23,798,686
Travelers Cos., Inc.	356,710	19,872,314

		$122,994,980

Leisure & Toys – 0.3%
Hasbro, Inc.	157,060	$7,410,091

Machinery & Tools – 0.5%
Eaton Corp.	128,380	$13,031,854

Major Banks – 8.4%
Bank of America Corp.	2,099,470	$28,006,930
Bank of New York Mellon Corp.	1,295,722	39,130,804
Goldman Sachs Group, Inc.	257,600	43,318,016
JPMorgan Chase & Co.	1,407,134	59,690,624
PNC Financial Services Group, Inc.	188,890	11,469,401
State Street Corp.	442,970	20,527,230
Wells Fargo & Co.	1,009,420	31,281,926

		$233,424,931

Medical & Health Technology & Services – 0.1%
Quest Diagnostics, Inc.	64,540	$3,483,224

Medical Equipment – 2.3%
Becton, Dickinson & Co.	168,860	$14,272,047
Covidien PLC	102,640	4,686,542
Medtronic, Inc.	455,890	16,908,960
St. Jude Medical, Inc. (a)	336,650	14,391,787
Thermo Fisher Scientific, Inc. (a)	201,510	11,155,594
Waters Corp. (a)	44,970	3,494,619

		$64,909,549

Metals & Mining – 0.1%
United States Steel Corp.	66,300	$3,873,246

Natural Gas – Distribution – 0.1%
Sempra Energy	63,640	$3,339,827

Natural Gas – Pipeline – 0.2%
Williams Cos., Inc.	276,358	$6,831,570

Network & Telecom – 0.5%
Cisco Systems, Inc. (a)	690,990	$13,978,728

Oil Services – 0.8%
Halliburton Co.	67,520	$2,756,842
National Oilwell Varco, Inc.	65,250	4,388,062

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – continued
Noble Corp.	89,340	$3,195,692
Schlumberger Ltd.	51,230	4,277,705
Transocean, Inc. (a)	92,250	6,412,297

		$21,030,598

Other Banks & Diversified Financials – 0.8%
Marshall & Ilsley Corp.	546,120	$3,779,150
MasterCard, Inc., “A”	44,560	9,986,342
Visa, Inc., “A”	47,110	3,315,602
Zions Bancorporation	174,550	4,229,346

		$21,310,440

Pharmaceuticals – 3.9%
Abbott Laboratories	502,240	$24,062,318
Bayer AG	53,388	3,945,234
GlaxoSmithKline PLC	174,376	3,371,182
Johnson & Johnson	643,060	39,773,261
Merck & Co., Inc.	103,140	3,717,166
Pfizer, Inc.	1,725,296	30,209,933
Roche Holding AG	27,117	3,973,293

		$109,052,387

Railroad & Shipping – 0.3%
Canadian National Railway Co.	62,510	$4,155,040
Union Pacific Corp.	33,440	3,098,550

		$7,253,590

Restaurants – 0.3%
McDonald’s Corp.	106,960	$8,210,250

Specialty Chemicals – 0.7%
Air Products & Chemicals, Inc.	213,420	$19,410,549

Specialty Stores – 0.5%
Advance Auto Parts, Inc.	43,040	$2,847,096
Best Buy Co., Inc.	56,220	1,927,784
Staples, Inc.	368,920	8,400,308

		$13,175,188

Telecommunications – Wireless – 0.8%
Vodafone Group PLC	8,835,030	$22,838,433

Telephone Services – 1.7%
AT&T, Inc.	1,399,884	$41,128,592
CenturyLink, Inc.	150,351	6,941,706

		$48,070,298

Tobacco – 1.9%
Altria Group, Inc.	96,913	$2,385,998
Philip Morris International, Inc.	795,710	46,572,906
Reynolds American, Inc.	88,660	2,892,089

		$51,850,993

Trucking – 0.2%
United Parcel Service, Inc., “B”	85,900	$6,234,622

Utilities – Electric Power – 2.2%
American Electric Power Co., Inc.	161,940	$5,826,601
CenterPoint Energy, Inc.	75,490	1,186,703

8

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Dominion Resources, Inc.	93,980	$4,014,826
Entergy Corp.	132,050	9,353,101
NextEra Energy, Inc.	81,444	4,234,274
NRG Energy, Inc. (a)	198,510	3,878,885
PG&E Corp.	256,750	12,282,920
PPL Corp.	359,150	9,452,828
Public Service Enterprise Group, Inc.	376,000	11,960,560

		$62,190,698

Total Common Stocks (Identified Cost, $1,515,594,014)		$1,657,630,863

BONDS – 39.2%
Agency – Other – 0.0%
Financing Corp., 9.65%, 2018	$740,000	$1,064,212

Asset-Backed & Securitized – 2.4%
Anthracite Ltd., “A”, CDO, FRN, 0.71%, 2017 (z)	$3,052,679	$2,900,045
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040 (z)	2,253,363	1,027,308
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	2,292,200	2,303,661
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2049	5,000,000	5,344,869
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	6,624,280	6,866,199
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	1,911,000	1,283,756
Credit Suisse Mortgage Capital Certificate, 5.695%, 2040	3,818,128	3,920,117
Crest G-Star, CDO, FRN, 0.761%, 2016	3,157,106	3,125,535
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	1,695,266	1,023,059
Greenwich Capital Commercial Funding Corp., 5.475%, 2039	5,978,000	5,972,424
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	2,485,000	2,511,507
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,551,006	1,657,084
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	2,548,000	2,560,109
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.232%, 2041	2,550,000	2,714,016
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	4,339,145	4,648,166
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.872%, 2045	4,332,626	4,738,198
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.988%, 2051	5,259,422	5,508,657
Merrill Lynch Mortgage Trust, FRN, 5.825%, 2050	1,967,000	576,446
Merrill Lynch Mortgage Trust, FRN, “A3”, 5.825%, 2050	808,563	851,293
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050	3,818,128	3,933,828

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I, Inc., FRN, 1.007%, 2030 (i)(n)	$3,514,374	$92,390
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	1,055,678	1,066,889
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	2,164,000	784,472
Spirit Master Funding LLC, 5.05%, 2023 (z)	2,012,672	1,758,713
Structured Asset Securities Corp., FRN, 4.67%, 2035	361,422	359,123

		$67,527,864

Automotive – 0.1%
Toyota Motor Credit Corp., 3.2%, 2015	$1,430,000	$1,477,103

Broadcasting – 0.1%
Hearst-Argyle Television, Inc., 7.5%, 2027	$1,871,000	$1,420,560
News America, Inc., 8.5%, 2025	1,586,000	1,938,144

		$3,358,704

Cable TV – 0.4%
Cox Communications, Inc., 4.625%, 2013	$2,949,000	$3,155,866
DIRECTV Holdings LLC, 4.6%, 2021	2,930,000	2,891,889
Time Warner Entertainment Co. LP, 8.375%, 2033	3,421,000	4,317,223

		$10,364,978

Conglomerates – 0.1%
Kennametal, Inc., 7.2%, 2012	$2,140,000	$2,256,125

Consumer Services – 0.1%
Western Union Co., 5.4%, 2011	$3,514,000	$3,653,074

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$2,440,000	$2,602,189

Electronics – 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$2,931,000	$3,330,832

Emerging Market Quasi-Sovereign – 0.2%
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	$1,065,000	$1,009,125
Petroleos Mexicanos, 8%, 2019	1,753,000	2,112,365
Qtel International Finance Ltd., 7.875%, 2019 (n)	342,000	408,611
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	2,422,323	2,603,997

		$6,134,098

Emerging Market Sovereign – 0.2%
Republic of Peru, 7.35%, 2025	$184,000	$223,836
Russian Federation, 3.625%, 2015 (z)	5,000,000	5,006,500

		$5,230,336

Energy – Independent – 0.1%
Anadarko Petroleum Corp., 6.45%, 2036	$3,000,000	$2,992,167

9

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Integrated – 0.4%
BP Capital Markets PLC, 4.5%, 2020	$683,000	$681,353
Hess Corp., 8.125%, 2019	700,000	884,359
Husky Energy, Inc., 5.9%, 2014	1,758,000	1,932,026
Husky Energy, Inc., 7.25%, 2019	1,793,000	2,129,019
Petro-Canada, 6.05%, 2018	3,647,000	4,143,590

		$9,770,347

Financial Institutions – 0.1%
General Electric Capital Corp., 5.45%, 2013	$1,963,000	$2,111,008

Food & Beverages – 0.4%
Anheuser-Busch Cos., Inc., 8%, 2039 (n)	$2,880,000	$3,847,824
Miller Brewing Co., 5.5%, 2013 (n)	5,763,000	6,255,143

		$10,102,967

Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$2,078,000	$2,357,663

Gaming & Lodging – 0.1%
Wyndham Worldwide Corp., 6%, 2016	$1,997,000	$2,089,731

Insurance – 0.2%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$2,021,000	$1,738,060
MetLife, Inc., 4.75%, 2021	740,000	755,557
Metropolitan Life Global Funding, 5.125%, 2013 (n)	1,200,000	1,292,062
Metropolitan Life Global Funding, 5.125%, 2014 (n)	1,060,000	1,153,011
Prudential Financial, Inc., 5.375%, 2020	600,000	626,972
Prudential Financial, Inc., 6.625%, 2040	980,000	1,093,492

		$6,659,154

Insurance – Property & Casualty – 0.2%
Chubb Corp., 6.375% to 2017, FRN to 2067	$4,156,000	$4,332,630
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2062 (n)	243,000	237,107
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	990,000	965,250

		$5,534,987

International Market Quasi-Sovereign – 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$2,020,000	$2,101,656
ING Bank N.V., 3.9%, 2014 (n)	2,900,000	3,115,859
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	3,600,000	3,229,265
KFW International Finance, Inc., 4.875%, 2019	2,980,000	3,304,355
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	5,190,000	5,312,801
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	1,664,000	1,752,541

		$18,816,477

Issuer	Shares/Par	Value ($)

BONDS – continued
Local Authorities – 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$2,405,000	$2,639,728

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$3,117,000	$3,358,334

Major Banks – 1.6%
Bank of America Corp., 7.375%, 2014	$1,160,000	$1,289,433
Bank of America Corp., 5.49%, 2019	2,160,000	2,106,983
Bank of America Corp., 7.625%, 2019	1,640,000	1,888,353
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	1,042,000	995,110
Commonwealth Bank of Australia, 5%, 2019 (n)	1,620,000	1,695,685
Credit Suisse New York, 5.5%, 2014	3,360,000	3,684,751
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	1,261,000	1,273,610
Goldman Sachs Group, Inc., 5.625%, 2017	2,680,000	2,833,934
HSBC USA, Inc., 4.875%, 2020	1,700,000	1,689,916
JPMorgan Chase & Co., 6.3%, 2019	2,760,000	3,141,584
JPMorgan Chase Capital XXII, 6.45%, 2037	1,295,000	1,289,948
JPMorgan Chase Capital XXVII, 7%, 2039	339,000	354,942
Merrill Lynch & Co., Inc., 6.15%, 2013	2,480,000	2,661,057
Morgan Stanley, 5.75%, 2016	2,536,000	2,704,581
Morgan Stanley, 6.625%, 2018	1,980,000	2,147,843
PNC Funding Corp., 5.625%, 2017	2,078,000	2,221,249
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	3,820,000	3,735,586
Wachovia Corp., 5.25%, 2014	7,433,000	7,927,250

		$43,641,815

Medical & Health Technology & Services – 0.2%
CareFusion Corp., 6.375%, 2019	$2,550,000	$2,880,965
Hospira, Inc., 6.05%, 2017	1,927,000	2,158,870

		$5,039,835

Metals & Mining – 0.2%
ArcelorMittal, 6.125%, 2018	$1,283,000	$1,367,020
ArcelorMittal, 5.25%, 2020	2,440,000	2,412,240
Vale Overseas Ltd., 4.625%, 2020	669,000	662,366
Vale Overseas Ltd., 6.875%, 2039	525,000	580,088

		$5,021,714

Mortgage-Backed – 12.9%
Fannie Mae, 6.243%, 2011	$278,872	$281,108
Fannie Mae, 6.33%, 2011	290,935	293,253
Fannie Mae, 4.791%, 2012	1,564,572	1,631,257
Fannie Mae, 4.01%, 2013	230,863	241,733
Fannie Mae, 4.02%, 2013	1,035,744	1,087,286
Fannie Mae, 4.767%, 2013	124,405	130,540
Fannie Mae, 4.845%, 2013	409,409	435,041
Fannie Mae, 5.371%, 2013	779,013	818,458
Fannie Mae, 4.562%, 2014	1,014,668	1,084,769
Fannie Mae, 4.841%, 2014	1,738,487	1,868,342

10

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.872%, 2014	$900,293	$957,770
Fannie Mae, 4.94%, 2015	379,000	410,809
Fannie Mae, 5.19%, 2015	418,025	455,464
Fannie Mae, 5.27%, 2016	1,125,000	1,221,371
Fannie Mae, 5.662%, 2016	318,016	348,528
Fannie Mae, 5.725%, 2016	598,725	654,029
Fannie Mae, 5.45%, 2017	793,809	866,594
Fannie Mae, 5.5%, 2017 – 2038	70,782,173	76,207,739
Fannie Mae, 6%, 2017 – 2037	34,728,847	38,158,211
Fannie Mae, 4.5%, 2018 – 2035	9,565,796	9,996,491
Fannie Mae, 5%, 2018 – 2039	34,178,569	36,177,360
Fannie Mae, 5.37%, 2018	1,740,000	1,884,654
Fannie Mae, 4.88%, 2020	1,017,748	1,074,117
Fannie Mae, 7.5%, 2030 – 2032	257,737	295,881
Fannie Mae, 6.5%, 2031 – 2037	9,976,553	11,192,569
Freddie Mac, 6%, 2016 – 2037	19,154,074	20,966,477
Freddie Mac, 5%, 2017 – 2039	27,228,074	28,782,976
Freddie Mac, 4.5%, 2018 – 2039	20,996,845	21,799,154
Freddie Mac, 5.085%, 2019	2,793,000	2,953,015
Freddie Mac, 5.5%, 2019 – 2037	12,360,731	13,296,445
Freddie Mac, 3.808%, 2020	2,402,000	2,361,412
Freddie Mac, 4%, 2025 – 2040	21,142,936	21,184,476
Freddie Mac, 6.5%, 2034 – 2038	6,187,598	6,924,993
Ginnie Mae, 6%, 2032 – 2038	6,695,347	7,427,460
Ginnie Mae, 4.5%, 2033 – 2040	12,496,662	13,055,651
Ginnie Mae, 5.5%, 2033 – 2035	8,107,524	8,804,341
Ginnie Mae, 5%, 2034 – 2039	14,849,513	15,802,394
Ginnie Mae, 4%, 2040	7,999,000	8,045,306

		$359,177,474

Municipals – 0.2%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$195,000	$199,758
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	1,595,000	1,715,965
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	2,510,000	2,776,160

		$4,691,883

Natural Gas – Pipeline – 0.4%
CenterPoint Energy, Inc., 7.875%, 2013	$2,119,000	$2,395,392
Enterprise Products Operating LLC, 6.5%, 2019	1,953,000	2,217,542
Kinder Morgan Energy Partners LP, 6.75%, 2011	3,906,000	3,949,361
Kinder Morgan Energy Partners LP, 7.4%, 2031	219,000	244,934
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,000,000	1,160,422
Spectra Energy Capital LLC, 8%, 2019	1,694,000	2,063,726

		$12,031,377

Issuer	Shares/Par	Value ($)

BONDS – continued
Network & Telecom – 0.5%
AT&T, Inc., 6.55%, 2039	$2,940,000	$3,200,055
BellSouth Corp., 6.55%, 2034	2,642,000	2,778,602
Telecom Italia Capital, 5.25%, 2013	2,176,000	2,266,970
Verizon New York, Inc., 6.875%, 2012	5,030,000	5,365,758

		$13,611,385

Other Banks & Diversified Financials – 1.0%
American Express Co., 5.5%, 2016	$2,287,000	$2,512,468
Banco Bradesco S.A., 6.75%, 2019 (n)	1,391,000	1,481,415
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	1,100,000	1,033,541
Capital One Financial Corp., 6.15%, 2016	2,872,000	3,109,287
Citigroup, Inc., 5%, 2014	2,679,000	2,771,367
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	3,021,000	3,472,156
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	862,000	816,982
Svenska Handelsbanken AB, 4.875%, 2014 (n)	3,040,000	3,231,484
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	4,738,000	4,548,480
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	4,966,000	5,028,428

		$28,005,608

Pharmaceuticals – 0.2%
Pfizer, Inc., 7.2%, 2039	$1,240,000	$1,604,606
Roche Holdings, Inc., 6%, 2019 (n)	4,080,000	4,744,383

		$6,348,989

Real Estate – 0.4%
Boston Properties, Inc., REIT, 5%, 2015	$1,871,000	$2,006,445
HRPT Properties Trust, REIT, 6.25%, 2016	3,320,000	3,464,018
HRPT Properties Trust, REIT, 6.65%, 2018	1,620,000	1,687,559
Kimco Realty Corp., REIT, 6%, 2012	936,000	1,003,682
Simon Property Group, Inc., REIT, 5.875%, 2017	1,880,000	2,063,697
WEA Finance LLC, REIT, 6.75%, 2019 (n)	837,000	932,437

		$11,157,838

Retailers – 0.2%
Limited Brands, Inc., 5.25%, 2014	$779,000	$806,265
Wal-Mart Stores, Inc., 5.25%, 2035	5,106,000	5,138,413

		$5,944,678

Supermarkets – 0.0%
Kroger Co., 5%, 2013	$1,045,000	$1,125,830

Supranational – 0.1%
Asian Development Bank, 2.75%, 2014	$2,220,000	$2,311,417

Telecommunications – Wireless – 0.2%
Crown Castle Towers LLC, 6.113%, 2020 (n)	$1,605,000	$1,674,530
Crown Castle Towers LLC, 4.883%, 2020 (n)	830,000	797,697

11

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Rogers Communications, Inc., 6.8%, 2018	$3,340,000	$4,015,545

		$6,487,772

Transportation – Services – 0.1%
Erac USA Finance Co., 7%, 2037 (n)	$2,572,000	$2,769,594

U.S. Government Agencies and Equivalents – 0.8%
Freddie Mac, 4.625%, 2012	$13,500,000	$14,469,516
Small Business Administration, 4.77%, 2024	664,454	704,468
Small Business Administration, 5.18%, 2024	1,108,310	1,182,293
Small Business Administration, 4.99%, 2024	1,078,954	1,151,087
Small Business Administration, 5.11%, 2025	4,315,549	4,625,369

		$22,132,733

U.S. Treasury Obligations – 13.2%
U.S. Treasury Bonds, 2%, 2013	$4,762,000	$4,902,627
U.S. Treasury Bonds, 8.5%, 2020	4,816,000	6,890,641
U.S. Treasury Bonds, 8%, 2021	2,560,000	3,620,800
U.S. Treasury Bonds, 6%, 2026	2,840,000	3,511,393
U.S. Treasury Bonds, 6.75%, 2026	2,129,000	2,826,912
U.S. Treasury Bonds, 5.25%, 2029	7,300,000	8,372,187
U.S. Treasury Bonds, 5.375%, 2031	8,423,000	9,832,539
U.S. Treasury Bonds, 4.5%, 2036	3,417,000	3,537,661
U.S. Treasury Bonds, 5%, 2037	6,508,000	7,261,503
U.S. Treasury Bonds, 4.5%, 2039	26,026,000	26,725,449
U.S. Treasury Notes, 5.125%, 2011	23,128,000	23,689,039
U.S. Treasury Notes, 1.375%, 2012	14,232,400	14,392,515
U.S. Treasury Notes, 1.375%, 2012	13,751,000	13,953,511
U.S. Treasury Notes, 1.375%, 2013	15,539,000	15,775,721
U.S. Treasury Notes, 1.375%, 2013	23,897,000	24,246,135
U.S. Treasury Notes, 3.5%, 2013	8,400,000	8,956,500
U.S. Treasury Notes, 3.125%, 2013	16,178,000	17,162,577
U.S. Treasury Notes, 2.75%, 2013	36,007,000	37,849,550
U.S. Treasury Notes, 1.5%, 2013	6,564,000	6,658,358
U.S. Treasury Notes, 1.875%, 2014	15,408,000	15,758,285
U.S. Treasury Notes, 4.125%, 2015	6,910,000	7,609,099
U.S. Treasury Notes, 9.875%, 2015	2,793,000	3,830,773
U.S. Treasury Notes, 2.625%, 2016	1,737,000	1,782,732
U.S. Treasury Notes, 4.875%, 2016	6,300,000	7,180,526
U.S. Treasury Notes, 3.75%, 2018	53,528,000	56,936,235
U.S. Treasury Notes, 2.75%, 2019	35,492,800	35,035,262

		$368,298,530

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – 0.7%
Bruce Mansfield Unit, 6.85%, 2034	$4,894,739	$5,194,997
EDP Finance B.V., 6%, 2018 (n)	2,259,000	2,111,433
Enel Finance International S.A., 6.25%, 2017 (n)	2,306,000	2,518,611
MidAmerican Funding LLC, 6.927%, 2029	387,000	447,601
Oncor Electric Delivery Co., 7%, 2022	3,162,000	3,714,313
PSEG Power LLC, 6.95%, 2012	3,745,000	4,037,709
PSEG Power LLC, 5.32%, 2016	1,603,000	1,754,004
System Energy Resources, Inc., 5.129%, 2014 (z)	604,814	624,410
Waterford 3 Funding Corp., 8.09%, 2017	173,716	175,705

		$20,578,783

Total Bonds (Identified Cost, $1,052,162,154)		$1,091,809,333

CONVERTIBLE PREFERRED STOCKS – 0.3%
Automotive – 0.1%
General Motors Co., 4.75% (a)	86,200	$4,664,282

Energy – Independent – 0.1%
Apache Corp., 6%	25,000	$1,656,500

Utilities – Electric Power – 0.1%
PPL Corp., 9.5%	25,670	$1,411,080

Total Convertible Preferred Stocks (Identified Cost, $6,907,345)		$7,731,862

MONEY MARKET FUNDS (v) – 1.5%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	41,354,810	$41,354,810

Total Investments (Identified Cost, $2,616,018,323)		$2,798,526,868

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(13,266,898)

Net Assets – 100.0%		$2,785,259,970

12

MFS Total Return Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(e)	Guaranteed by Minister for Finance of Ireland.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $77,649,847, representing 2.8% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.71%, 2017	3/19/10	$2,846,622	$2,900,045
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040	3/01/06	2,253,363	1,027,308
Capital Trust Realty Ltd., CDO, 5.16%, 2035	9/14/10	2,293,620	2,303,661
Russian Federation, 3.625%, 2015	4/22/10	4,977,025	5,006,500
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,993,382	1,758,713
System Energy Resources, Inc., 5.129%, 2014	4/16/04 - 11/22/04	605,288	624,410
Total Restricted Securities			$13,620,637
% of Net Assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

13

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,574,663,513)	$2,757,172,058
Underlying funds, at cost and value	41,354,810
Total investments, at value (identified cost, $2,616,018,323)	$2,798,526,868
Cash	14,972
Receivables for
Fund shares sold	452,065
Interest and dividends	10,936,540
Other assets	27,527
Total assets		$2,809,957,972
Liabilities
Payables for
Investments purchased	$21,250,823
Fund shares reacquired	3,089,764
Payable to affiliates
Investment adviser	114,436
Shareholder servicing costs	1,650
Distribution and/or service fees	12,664
Administrative services fee	1,145
Payable for independent Trustees’ compensation	132
Accrued expenses and other liabilities	227,388
Total liabilities		$24,698,002
Net assets		$2,785,259,970
Net assets consist of
Paid-in capital	$2,932,879,304
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	182,526,081
Accumulated net realized gain (loss) on investments and foreign currency transactions	(395,400,902)
Undistributed net investment income	65,255,487
Net assets		$2,785,259,970
Shares of beneficial interest outstanding		149,487,044

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,860,232,896	99,441,952	$18.71
Service Class	925,027,074	50,045,092	18.48

See Notes to Financial Statements

14

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$47,828,769
Dividends	38,782,263
Dividends from underlying funds	69,867
Foreign taxes withheld	(344,477)
Total investment income		$86,336,422
Expenses
Management fee	$20,850,116
Distribution and/or service fees	2,214,178
Shareholder servicing costs	323,616
Administrative services fee	386,299
Independent Trustees’ compensation	60,497
Custodian fee	229,269
Shareholder communications	303,205
Auditing fees	66,050
Legal fees	45,387
Miscellaneous	127,330
Total expenses		$24,605,947
Reduction of expenses by investment adviser	(13,684)
Net expenses		$24,592,263
Net investment income		$61,744,159
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$95,921,549
Foreign currency transactions	14,182
Net realized gain (loss) on investments and foreign currency transactions		$95,935,731
Change in unrealized appreciation (depreciation)
Investments	$100,339,039
Translation of assets and liabilities in foreign currencies	17,186
Net unrealized gain (loss) on investments and foreign currency translation		$100,356,225
Net realized and unrealized gain (loss) on investments and foreign currency		$196,291,956
Change in net assets from operations		$258,036,115

See Notes to Financial Statements

15

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$61,744,159	$71,669,102
Net realized gain (loss) on investments and foreign currency transactions	95,935,731	(3,349,520)
Net unrealized gain (loss) on investments and foreign currency translation	100,356,225	362,251,393
Change in net assets from operations	$258,036,115	$430,570,975
Distributions declared to shareholders
From net investment income	$(75,285,859)	$(97,769,214)
Change in net assets from fund share transactions	$(237,181,394)	$(198,909,992)
Total change in net assets	$(54,431,138)	$133,891,769
Net assets
At beginning of period	2,839,691,108	2,705,799,339
At end of period (including undistributed net investment income of $65,255,487 and $75,281,719, respectively)	$2,785,259,970	$2,839,691,108

See Notes to Financial Statements

16

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.48	$15.42	$21.68	$21.90	$20.69
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.44	$0.52	$0.56	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	1.31	2.20	(4.97)	0.34	1.81
Total from investment operations	$1.72	$2.64	$(4.45)	$0.90	$2.37
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.58)	$(0.61)	$(0.57)	$(0.50)
From net realized gain on investments	—	—	(1.20)	(0.55)	(0.66)
Total distributions declared to shareholders	$(0.49)	$(0.58)	$(1.81)	$(1.12)	$(1.16)
Net asset value, end of period	$18.71	$17.48	$15.42	$21.68	$21.90
Total return (%) (k)(r)(s)	9.93	18.03	(22.13)	4.17	11.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.82	0.82	0.83	0.85
Expenses after expense reductions (f)	0.81	0.82	0.80	0.80	0.83
Net investment income	2.30	2.80	2.80	2.55	2.68
Portfolio turnover	30	43	55	60	51
Net assets at end of period (000 omitted)	$1,860,233	$1,967,226	$1,901,307	$2,887,256	$2,859,830

See Notes to Financial Statements

17

MFS Total Return Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.28	$15.24	$21.44	$21.67	$20.50
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.39	$0.46	$0.50	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	1.29	2.18	(4.91)	0.34	1.78
Total from investment operations	$1.65	$2.57	$(4.45)	$0.84	$2.28
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.53)	$(0.55)	$(0.52)	$(0.45)
From net realized gain on investments	—	—	(1.20)	(0.55)	(0.66)
Total distributions declared to shareholders	$(0.45)	$(0.53)	$(1.75)	$(1.07)	$(1.11)
Net asset value, end of period	$18.48	$17.28	$15.24	$21.44	$21.67
Total return (%) (k)(r)(s)	9.63	17.72	(22.32)	3.94	11.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.07	1.07	1.08	1.10
Expenses after expense reductions (f)	1.06	1.07	1.05	1.05	1.09
Net investment income	2.05	2.54	2.55	2.30	2.44
Portfolio turnover	30	43	55	60	51
Net assets at end of period (000 omitted)	$925,027	$872,466	$804,493	$1,113,209	$1,070,518

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

18

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

19

MFS Total Return Series

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,665,362,725	$—	$—	$1,665,362,725
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	391,495,475	—	391,495,475
Non-U.S. Sovereign Debt	—	32,492,328	—	32,492,328
Municipal Bonds	—	4,691,883	—	4,691,883
Corporate Bonds	—	170,191,866	—	170,191,866
Residential Mortgage-Backed Securities	—	363,694,773	—	363,694,773
Commercial Mortgage-Backed Securities	—	53,654,016	—	53,654,016
Asset-Backed Securities (including CDOs)	—	9,356,549	—	9,356,549
Foreign Bonds	—	66,232,443	—	66,232,443
Mutual Funds	41,354,810	—	—	41,354,810
Total Investments	$1,706,717,535	$1,091,809,333	$—	$2,798,526,868

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

20

MFS Total Return Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2010, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$75,285,859	$97,769,214

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$2,647,243,872
Gross appreciation	222,819,331
Gross depreciation	(71,536,335)
Net unrealized appreciation (depreciation)	$151,282,996
Undistributed ordinary income	65,255,487
Capital loss carryforwards	(364,175,353)
Other temporary differences	17,536

21

MFS Total Return Series

Notes to Financial Statements – continued

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(303,515,965)
12/31/17	(60,659,388)
Total	$(364,175,353)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$52,744,422	$69,761,189
Service Class	22,541,437	28,008,025
Total	$75,285,859	$97,769,214

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.50%

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

Effective May 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion up to $3 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $321,275, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $2,341.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

22

MFS Total Return Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $27,159 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $13,684, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$293,659,937	$288,676,106
Investments (non-U.S. Government securities)	$525,615,094	$760,808,213

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,578,398	$45,549,752	3,300,883	$51,511,873
Service Class	7,547,496	132,017,347	10,587,928	163,207,065
	10,125,894	$177,567,099	13,888,811	$214,718,938
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,935,137	$52,744,422	4,972,287	$69,761,189
Service Class	1,267,085	22,541,437	2,014,966	28,008,025
	4,202,222	$75,285,859	6,987,253	$97,769,214
Shares reacquired
Initial Class	(18,606,613)	$(328,691,104)	(19,052,079)	$(292,270,543)
Service Class	(9,247,365)	(161,343,248)	(14,916,345)	(219,127,601)
	(27,853,978)	$(490,034,352)	(33,968,424)	$(511,398,144)
Net change
Initial Class	(13,093,078)	$(230,396,930)	(10,778,909)	$(170,997,481)
Service Class	(432,784)	(6,784,464)	(2,313,451)	(27,912,511)
	(13,525,862)	$(237,181,394)	(13,092,360)	$(198,909,992)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $30,890 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

23

MFS Total Return Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	26,210,280	550,888,773	(535,744,243)	41,354,810

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$69,867	$41,354,810

24

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

25

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

26

MFS Total Return Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

27

MFS Total Return Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Michael Roberge Brooks Taylor

28

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

29

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $5 billion and that MFS has agreed in writing to reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

30

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

31

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 50.22% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

32

MFS Total Return Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

MFS® Research Bond Series

MFS® Variable Insurance Trust

Annual report

12/31/10

VFB-ANN

MFS® RESEARCH BOND SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Bond Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	28.1%
U.S. Treasury Securities	23.5%
Mortgage-Backed Securities	20.9%
High Yield Corporates	8.4%
Commercial Mortgage-Backed Securities	5.7%
U.S. Government Agencies	5.5%
Emerging Markets Bonds	2.2%
Collateralized Debt Obligations	1.7%
Non-U.S. Government Bonds	1.2%
Municipal Bonds	0.9%
Asset-Backed Securities	0.5%
Floating Rate Loans	0.1%

Composition including fixed income credit quality (a)(i)
AAA	36.5%
AA	3.5%
A	8.0%
BBB	20.7%
BB	7.9%
B	0.6%
CCC	0.1%
U.S. Agency (NR)	21.3%
Other Fixed Income (NR)	0.1%
Cash & Other	1.3%

Portfolio facts (i)
Average Duration (d)	4.7
Average Effective Maturity (m)	6.7 yrs.

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Research Bond Series (the “fund”) provided a total return of 7.47%, while Service Class shares of the fund provided a total return of 7.20%. These compare with a return of 6.54% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Factors Affecting Performance

The fund’s return from yield, which was greater than that of the Barclays Capital U.S. Aggregate Bond Index, was a major contributor to relative performance during the reporting period. Our greater exposure to commercial mortgage-backed securities was another key factor driving positive relative returns as these securities significantly outperformed the benchmark.

The fund’s greater exposure to “BBB” and “BB” rated (r) corporate bonds and to bonds in the financial sector also boosted relative performance.

During the reporting period, the fund’s lesser exposure to residential mortgage-backed securities held back relative performance as returns of these securities outpaced that of the benchmark.

Respectfully,

Joshua Marston	Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective December 31, 2009, Joshua Marston became a co-manager of the fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Research Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Return through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/24/95	7.47%	5.73%	6.30%
Service Class	5/01/00	7.20%	5.47%	6.08%

Comparative benchmark

Barclays Capital U.S. Aggregate Bond Index (f)	6.54%	5.80%	5.84%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Research Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.59%	$1,000.00	$1,024.27	$3.01
	Hypothetical (h)	0.59%	$1,000.00	$1,022.23	$3.01
Service Class	Actual	0.84%	$1,000.00	$1,022.86	$4.28
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Research Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 97.7%
Aerospace – 0.2%
Bombardier, Inc., 7.75%, 2020 (n)	$1,020,000	$1,099,050

Asset-Backed & Securitized – 8.1%
Anthracite Ltd., “A”, CDO, FRN, 0.62%, 2019 (z)	$1,413,005	$1,088,014
Anthracite Ltd., “B”, CDO, 5.488%, 2037 (z)	700,000	686,000
Anthracite Ltd., “BFL”, CDO, 1.26%, 2037 (z)	1,160,000	1,061,400
Anthracite Ltd., CDO, FRN, 1.11%, 2037 (z)	1,228,568	1,127,211
ARCap REIT, Inc., CDO, 6.078%, 2045 (z)	325,000	46,313
Bayview Commercial Asset Trust, FRN, 2.87%, 2035 (i)(z)	611,674	24,924
Bayview Commercial Asset Trust, FRN, 2.257%, 2036 (i)(z)	374,486	18,453
Bayview Commercial Asset Trust, FRN, 2.241%, 2036 (i)(z)	561,994	26,988
Bayview Commercial Asset Trust, FRN, 2.4%, 2036 (i)(z)	438,692	24,137
Bayview Commercial Asset Trust, FRN, 3.139%, 2036 (i)(z)	1,173,583	88,314
Bayview Commercial Asset Trust, FRN, 3.08%, 2036 (i)(z)	589,799	43,801
Bayview Commercial Asset Trust, FRN, 2.452%, 2037 (i)(z)	1,297,926	110,297
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	7,593	7,616
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	52,107	52,371
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040 (z)	187,219	85,353
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	795,312	799,289
Capital Trust Realty Ltd., CDO, 5.27%, 2035 (z)	1,517,200	1,479,270
Carey Commercial Mortgage Trust, 2002-1, “A”, 5.97%, 2019 (z)	445,335	452,543
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	2,377,957	2,464,800
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.221%, 2044	500,000	511,492
Commercial Mortgage Acceptance Corp., FRN, 1.762%, 2030 (i)	203,850	9,588
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	1,203,489	1,255,222
Compagnie de Financement Foncier, 2.125%, 2013 (n)	900,000	907,658
Credit Suisse First Boston Mortgage Securities Corp., 4.485%, 2036	236,523	236,646
Credit Suisse Mortgage Capital Certificate, 5.694%, 2040	375,725	390,635
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	1,600,000	1,666,470
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	26,316	25,752

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Crest G-Star, 2001-1A, “A”, CDO, FRN, 0.761%, 2016 (z)	$753,144	$715,487
Crest Ltd., “A1” CDO, FRN, 0.769%, 2018 (z)	1,115,493	948,169
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	382,735	366,469
Crest Ltd., “B”, CDO, FRN, 1.638%, 2035 (z)	897,000	838,695
CWCapital LLC, 5.223%, 2048	600,000	624,533
E*TRADE RV & Marine Trust, 3.62%, 2018	3,421	3,425
Falcon Franchise Loan LLC, FRN, 3.058%, 2025 (i)(z)	241,590	18,602
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	35,469	36,949
Ford Credit Auto Lease Trust, 1.04%, 2013 (n)	1,480,926	1,482,164
GMAC LLC, 6.465%, 2034	659,281	659,051
GMAC LLC, FRN, 7.643%, 2034 (n)	110,000	106,269
GMAC LLC, FRN, 6.02%, 2033 (z)	60,000	61,741
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	1,205,000	1,215,705
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	725,000	774,585
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	5,629,597	5,855,137
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.817%, 2049	3,564,937	3,749,047
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.378%, 2042 (n)	130,000	65,691
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.988%, 2051	4,017,173	4,207,540
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.883%, 2030 (i)	196,468	4,497
Mach One Trust Commercial Mortgage, “B”, 5.43%, 2040 (z)	851,000	840,363
Merrill Lynch Mortgage Trust, FRN, “A3”, 5.825%, 2050	2,500,000	2,632,116
Merrill Lynch Mortgage Trust, FRN, “B”, 5.825%, 2050	450,000	226,514
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050	540,000	556,364
Morgan Stanley Capital I, Inc., FRN, 1.007%, 2030 (i)(n)	280,719	7,380
Preferred Term Securities XIX Ltd., CDO, FRN, 0.651%, 2035 (z)	94,327	53,767
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013 (z)	125,000	125,446
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	174,000	63,077
Structured Asset Securities Corp., FRN, 0.5%, 2035	3,348	3,272
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.902%, 2051	3,403,000	3,607,167
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051	2,278,443	2,364,739

		$46,904,518

6

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Biotechnology – 0.3%
Life Technologies Corp., 5%, 2021	$1,542,000	$1,527,482

Broadcasting – 0.9%
CBS Corp., 5.75%, 2020	$1,940,000	$2,061,566
Inmarsat Finance PLC, 7.375%, 2017 (n)	1,525,000	1,601,250
NBC Universal, Inc., 5.95%, 2041 (n)	1,594,000	1,593,837
News America, Inc., 8.5%, 2025	152,000	185,749

		$5,442,402

Brokerage & Asset Managers – 0.2%
INVESCO PLC, 5.625%, 2012	$191,000	$198,430
TD AMERITRADE Holding Corp., 5.6%, 2019	859,000	899,552

		$1,097,982

Building – 0.2%
Owens Corning, Inc., 6.5%, 2016	$1,192,000	$1,262,472

Cable TV – 2.3%
Cox Communications, Inc., 9.375%, 2019 (n)	$2,492,000	$3,259,431
CSC Holdings LLC, 8.5%, 2014	1,600,000	1,758,000
DIRECTV Holdings LLC, 7.625%, 2016	2,517,000	2,790,724
DIRECTV Holdings LLC, 5.2%, 2020	1,050,000	1,088,517
Myriad International Holdings B.V., 6.375%, 2017 (n)	1,470,000	1,539,678
TCI Communications, Inc., 9.8%, 2012	72,000	78,367
Time Warner Cable, Inc., 5%, 2020	2,451,000	2,522,417
Time Warner Entertainment Co. LP, 8.375%, 2033	290,000	365,973

		$13,403,107

Chemicals – 1.2%
Ashland, Inc., 9.125%, 2017	$620,000	$714,550
Dow Chemical Co., 8.55%, 2019	1,700,000	2,130,522
Dow Chemical Co., 9.4%, 2039	529,000	767,807
Lyondell Chemical Co., 11%, 2018	1,275,000	1,443,938
Nalco Co., 8.25%, 2017	1,700,000	1,842,375

		$6,899,192

Consumer Products – 0.9%
Fortune Brands, Inc., 5.125%, 2011	$341,000	$341,331
Hasbro, Inc., 6.35%, 2040	2,000,000	2,023,766
Newell Rubbermaid, Inc., 5.5%, 2013	1,971,000	2,120,790
Newell Rubbermaid, Inc., 4.7%, 2020	938,000	930,448

		$5,416,335

Consumer Services – 0.2%
Western Union Co., 5.4%, 2011	$1,147,000	$1,192,395

Containers – 0.5%
Greif, Inc., 7.75%, 2019	$1,575,000	$1,724,625
Owens-Illinois, Inc., 7.375%, 2016	1,370,000	1,455,625

		$3,180,250

Defense Electronics – 0.2%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$500,000	$555,727
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	354,000	372,512

		$928,239

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 0.2%
Tyco Electronics Group S.A., 6.55%, 2017	$1,180,000	$1,340,970

Emerging Market Quasi-Sovereign – 0.6%
Qatari Diar Finance Q.S.C., 5%, 2020 (n)	$1,201,000	$1,195,298
Qtel International Finance Ltd., 7.875%, 2019 (n)	134,000	160,099
Qtel International Finance Ltd., 4.75%, 2021 (n)	994,000	948,347
Qtel International Finance Ltd., 7.875%, 2019	763,000	911,608
Sinochem Overseas Capital Co. Ltd., 4.5%, 2020 (n)	100,000	98,563

		$3,313,915

Energy – Independent – 1.8%
Anadarko Petroleum Corp., 6.95%, 2019	$1,460,000	$1,638,025
Anadarko Petroleum Corp., 6.375%, 2017	653,000	711,317
Anadarko Petroleum Corp., 5.95%, 2016	1,260,000	1,353,604
Newfield Exploration Co., 6.625%, 2016	1,160,000	1,191,900
Newfield Exploration Co., 7.125%, 2018	740,000	778,850
Pioneer Natural Resources Co., 6.65%, 2017	1,385,000	1,471,018
Southwestern Energy Co., 7.5%, 2018	2,521,000	2,842,428
Talisman Energy, Inc., 7.75%, 2019	200,000	246,910

		$10,234,052

Energy – Integrated – 0.3%
BP Capital Markets PLC, 4.5%, 2020	$623,000	$621,498
ConocoPhillips, 6%, 2020	740,000	861,548

		$1,483,046

Financial Institutions – 0.8%
CIT Group, Inc., 7%, 2016	$690,759	$693,349
CIT Group, Inc., 10.25%, 2017	965,000	985,555
General Electric Capital Corp., 5.5%, 2020	1,360,000	1,454,502
HSBC Finance Corp., 6.75%, 2011	46,000	46,999
International Lease Finance Corp., 7.125%, 2018 (n)	1,190,000	1,264,375

		$4,444,780

Food & Beverages – 1.4%
Anheuser-Busch InBev S.A., 7.75%, 2019 (n)	$2,667,000	$3,318,676
Del Monte Foods Co., 7.5%, 2019	55,000	64,144
Kraft Foods, Inc., 6.125%, 2018	550,000	628,262
Kraft Foods, Inc., 6.5%, 2040	1,351,000	1,513,970
Miller Brewing Co., 5.5%, 2013 (n)	1,310,000	1,421,870
Tyson Foods, Inc., 7.35%, 2016	1,255,000	1,376,578

		$8,323,500

Forest & Paper Products – 0.3%
Georgia-Pacific Corp., 7.125%, 2017 (n)	$1,500,000	$1,597,500
Georgia-Pacific Corp., 5.4%, 2020 (n)	175,000	173,019

		$1,770,519

Gaming & Lodging – 0.4%
Wyndham Worldwide Corp., 6%, 2016	$1,605,000	$1,679,528
Wyndham Worldwide Corp., 7.375%, 2020	600,000	659,608

		$2,339,136

7

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – 1.3%
Aflac, Inc., 6.45%, 2040	$1,654,000	$1,693,990
ING Groep N.V., 5.775% to 2015, FRN to 2049	1,518,000	1,305,480
Metropolitan Life Global Funding, 5.125%, 2013 (n)	420,000	452,222
Metropolitan Life Global Funding, 5.125%, 2014 (n)	290,000	315,447
Prudential Financial, Inc., 5.375%, 2020	750,000	783,715
Unum Group, 7.125%, 2016	290,000	325,731
UnumProvident Corp., 6.85%, 2015 (n)	2,243,000	2,488,131

		$7,364,716

Insurance – Health – 0.8%
Humana, Inc., 7.2%, 2018	$2,482,000	$2,803,786
Unitedhealth Group, Inc., 4.875%, 2013	2,000,000	2,129,288

		$4,933,074

Insurance – Property & Casualty – 1.6%
Allied World Assurance, 5.5%, 2020	$740,000	$711,040
Aon Corp., 5%, 2020	1,460,000	1,473,579
AXIS Capital Holdings Ltd., 5.75%, 2014	1,405,000	1,494,024
CNA Financial Corp., 5.875%, 2020	1,580,000	1,573,163
PartnerRe Ltd., 5.5%, 2020	1,083,000	1,090,607
XL Group PLC, 6.5% to 2017, FRN to 2049	1,504,000	1,293,440
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	542,000	533,193
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	1,452,000	1,415,700

		$9,584,746

International Market Quasi-Sovereign – 1.2%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$1,150,000	$1,196,488
FIH Erhvervsbank A.S., 1.75%, 2012 (z)	766,000	776,043
ING Bank N.V., 3.9%, 2014 (n)	1,500,000	1,611,651
NIBC Bank N.V., 2.8%, 2014 (z)	1,500,000	1,546,124
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	1,080,000	1,105,554
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	842,000	886,803

		$7,122,663

Machinery & Tools – 0.2%
Case New Holland, Inc., 7.875%, 2017 (n)	$1,225,000	$1,338,313

Major Banks – 5.7%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$120,000	$85,224
Bank of America Corp., 5.65%, 2018	4,300,000	4,393,620
Bank of America Corp., 8% to 2018, FRN to 2049	1,884,000	1,898,695
Bank Of America Corp., 5.625%, 2020	555,000	565,818
Bank Of America Corp., 5.875%, 2021	1,670,000	1,727,795
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	1,200,000	1,146,000
Credit Suisse (USA), Inc., 6%, 2018	1,160,000	1,243,861
Goldman Sachs Group, Inc., 7.5%, 2019	1,438,000	1,676,695

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Goldman Sachs Group, Inc., 5.625%, 2017	$336,000	$355,299
Goldman Sachs Group, Inc., 5.375%, 2020	907,000	937,258
HSBC USA, Inc., 4.875%, 2020	1,090,000	1,083,534
JPMorgan Chase & Co., 6%, 2017	2,680,000	2,970,946
JPMorgan Chase Bank N.A., 5.875%, 2016	250,000	273,427
JPMorgan Chase Capital XXII, 6.45%, 2037	845,000	841,704
JPMorgan Chase Capital XXVII, 7%, 2039	221,000	231,393
Macquarie Group Ltd., 6%, 2020 (n)	1,073,000	1,077,203
Merrill Lynch & Co., Inc., 6.15%, 2013	1,170,000	1,255,418
Merrill Lynch & Co., Inc., 6.05%, 2016	1,569,000	1,616,558
Morgan Stanley, 6.625%, 2018	2,260,000	2,451,578
Morgan Stanley, 5.75%, 2016	944,000	1,006,752
Morgan Stanley, 5.5%, 2020	1,600,000	1,616,438
PNC Funding Corp., 5.625%, 2017	2,415,000	2,581,480
Wachovia Corp., 6.605%, 2025	164,000	169,052
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	2,012,000	2,122,660

		$33,328,408

Medical & Health Technology & Services – 0.4%
HCA, Inc., 7.875%, 2020	$1,505,000	$1,610,350
McKesson Corp., 5.7%, 2017	510,000	566,442

		$2,176,792

Metals & Mining – 2.0%
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	$720,000	$758,700
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	1,542,000	1,705,838
Gold Fields Orogen Holdings Ltd., 4.875%, 2020 (n)	2,130,000	2,037,630
International Steel Group, Inc., 6.5%, 2014	496,000	540,493
Peabody Energy Corp., 5.875%, 2016	1,240,000	1,246,200
Southern Copper Corp., 6.75%, 2040	1,021,000	1,057,242
Teck Resources Ltd., 10.25%, 2016	1,284,000	1,588,950
Teck Resources Ltd., 10.75%, 2019	1,167,000	1,517,100
Vale Overseas Ltd., 6.875%, 2039	847,000	935,876

		$11,388,029

Mortgage-Backed – 20.8%
Fannie Mae, 4.55%, 2011	$112,481	$113,501
Fannie Mae, 4.86%, 2012 – 2015	197,316	207,627
Fannie Mae, 5.12%, 2012	55,156	57,006
Fannie Mae, 3.81%, 2013	18,062	18,837
Fannie Mae, 4.518%, 2013	311,989	327,387
Fannie Mae, 4.845%, 2013	48,217	51,236
Fannie Mae, 5.159%, 2013	1,367,818	1,467,624
Fannie Mae, 4.562%, 2014	105,684	112,985
Fannie Mae, 4.6%, 2014 - 2015	103,778	110,990
Fannie Mae, 4.61%, 2014	67,248	71,926
Fannie Mae, 4.77%, 2014 - 2019	494,605	524,904
Fannie Mae, 4.88%, 2014 - 2020	207,965	223,691
Fannie Mae, 4.53%, 2015	100,930	107,862
Fannie Mae, 4.56%, 2015	52,651	56,424
Fannie Mae, 4.665%, 2015	36,061	38,770
Fannie Mae, 4.69%, 2015	156,661	168,527

8

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.7%, 2015	$330,786	$355,826
Fannie Mae, 4.74%, 2015	47,148	50,774
Fannie Mae, 4.78%, 2015	100,881	108,798
Fannie Mae, 4.815%, 2015	52,639	56,813
Fannie Mae, 4.85%, 2015	167,400	180,943
Fannie Mae, 4.87%, 2015	32,641	35,321
Fannie Mae, 4.89%, 2015	92,392	100,004
Fannie Mae, 4.922%, 2015	110,489	119,954
Fannie Mae, 4.94%, 2015	120,000	130,072
Fannie Mae, 5.1%, 2015	275,000	292,131
Fannie Mae, 5.466%, 2015	795,212	871,157
Fannie Mae, 5.08%, 2016	359,118	390,699
Fannie Mae, 5.09%, 2016	116,656	126,851
Fannie Mae, 5.157%, 2016	3,426,692	3,755,121
Fannie Mae, 5.395%, 2016	130,487	142,432
Fannie Mae, 5.424%, 2016	1,153,793	1,262,868
Fannie Mae, 5.725%, 2016	1,117,372	1,220,584
Fannie Mae, 4.99%, 2017	151,949	165,983
Fannie Mae, 5.28%, 2017	138,767	151,104
Fannie Mae, 5.485%, 2017	658,054	720,423
Fannie Mae, 5.5%, 2017 – 2040	21,952,503	23,542,169
Fannie Mae, 5.54%, 2017	105,909	115,722
Fannie Mae, 5.65%, 2017	158,386	172,512
Fannie Mae, 5.298%, 2018	589,179	637,106
Fannie Mae, 5%, 2020 - 2040	14,049,223	14,812,425
Fannie Mae, 5.19%, 2020	195,348	206,764
Fannie Mae, 6%, 2022 - 2038	11,057,902	12,041,951
Fannie Mae, 5.35%, 2023	177,239	192,140
Fannie Mae, 4%, 2024 - 2025	2,666,750	2,751,736
Fannie Mae, 4.5%, 2025	822,940	864,602
Fannie Mae, 6.5%, 2032 - 2033	36,331	40,850
Freddie Mac, 5%, 2017 - 2040	6,186,935	6,502,463
Freddie Mac, 5.5%, 2019 – 2038	4,942,892	5,301,330
Freddie Mac, 2.757%, 2020	1,452,725	1,437,389
Freddie Mac, 4.251%, 2020	807,000	818,399
Freddie Mac, 4%, 2025 - 2040	8,725,573	8,843,019
Freddie Mac, 4.5%, 2025 - 2028	2,674,779	2,786,579
Freddie Mac, 6%, 2034 - 2038	1,628,248	1,778,521
Ginnie Mae, 4%, 2032 - 2040	4,637,535	4,676,983
Ginnie Mae, 6%, 2036 - 2039	2,514,361	2,774,120
Ginnie Mae, 5.5%, 2038 - 2040	4,417,686	4,771,095
Ginnie Mae, 4.5%, 2039 - 2040	11,541,882	12,056,928

		$121,021,958

Municipals – 0.9%
California Educational Facilities Authority Rev. (Stanford University), 5.25%, 2040	$825,000	$884,309
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	360,000	368,784
Massachusetts Bay Transportation Authority Sales Tax Rev., 5%, 2031	1,115,000	1,124,990
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	460,000	494,886

Issuer	Shares/Par	Value ($)

BONDS – continued
Municipals – continued
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	$2,225,000	$2,460,939

		$5,333,908

Natural Gas – Pipeline – 1.2%
CenterPoint Energy, Inc., 7.875%, 2013	$748,000	$845,565
El Paso Pipeline Partners LP, 6.5%, 2020	460,000	482,628
Enterprise Products Operating LP, 5.65%, 2013	227,000	244,427
Enterprise Products Operating LP, 5.2%, 2020	1,600,000	1,657,637
Kinder Morgan Energy Partners LP, 5.3%, 2020	2,590,000	2,689,233
Kinder Morgan Energy Partners LP, 7.4%, 2031	103,000	115,197
Spectra Energy Capital LLC, 8%, 2019	613,000	746,791

		$6,781,478

Network & Telecom – 1.6%
CenturyLink, Inc., 7.6%, 2039	$2,339,000	$2,357,471
Frontier Communications Corp., 8.5%, 2020	725,000	792,063
Telecom Italia Capital, 7.175%, 2019	1,329,000	1,421,941
Telefonica Emisiones S.A.U., 2.582%, 2013	892,000	892,718
Verizon New York, Inc., 6.875%, 2012	1,317,000	1,404,911
Windstream Corp., 8.625%, 2016	2,205,000	2,320,763

		$9,189,867

Oil Services – 0.4%
Nabor Industries, Inc., 5%, 2020 (n)	$2,230,000	$2,163,196
Pride International, Inc., 6.875%, 2020	290,000	300,875

		$2,464,071

Oils – 0.3%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$1,980,000	$1,982,376

Other Banks & Diversified Financials – 3.1%
Banco Santander Chile, 2.875%, 2012 (n)	$2,031,000	$2,040,722
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	1,500,000	1,409,375
Capital One Financial Corp., 6.15%, 2016	1,970,000	2,132,763
Capital One Financial Corp., 8.8%, 2019	1,660,000	2,041,865
Citigroup, Inc., 6.125%, 2018	1,810,000	1,982,904
Citigroup, Inc., 8.5%, 2019	2,400,000	2,979,444
Citigroup, Inc., 5.375%, 2020	1,700,000	1,766,312
Discover Bank, 7%, 2020	1,720,000	1,849,072
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	472,000	542,488
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	1,249,000	1,199,040

		$17,943,985

Pharmaceuticals – 0.1%
Celgene Corp., 2.45%, 2015	$743,000	$721,697

9

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Pollution Control – 0.2%
Allied Waste North America, Inc., 6.875%, 2017	$1,250,000	$1,375,000

Printing & Publishing – 0.0%
Pearson PLC, 5.5%, 2013 (n)	$200,000	$215,679

Real Estate – 1.6%
Boston Properties LP, REIT, 4.125%, 2021	$1,060,000	$1,004,916
HRPT Properties Trust, REIT, 6.25%, 2016	1,689,000	1,762,267
Kimco Realty Corp., REIT, 5.783%, 2016	1,794,000	1,952,148
Liberty Property LP, REIT, 5.5%, 2016	1,013,000	1,096,707
Simon Property Group, Inc., REIT, 10.35%, 2019	1,313,000	1,795,132
WEA Finance LLC, REIT, 6.75%, 2019 (n)	1,510,000	1,682,175

		$9,293,345

Restaurants – 0.0%
YUM! Brands, Inc., 8.875%, 2011	$205,000	$209,538

Retailers – 0.2%
Wesfarmers Ltd., 6.998%, 2013 (n)	$1,000,000	$1,103,127

Specialty Stores – 0.6%
Advance Auto Parts, Inc., 5.75%, 2020	$1,512,000	$1,579,494
Best Buy Co., Inc., 6.75%, 2013	1,660,000	1,836,254

		$3,415,748

Supermarkets – 0.1%
Delhaize Group, 5.7%, 2040 (n)	$738,000	$702,494

Supranational – 0.0%
Corporacion Andina de Fomento, 6.875%, 2012	$61,000	$64,882

Telecommunications – Wireless – 0.9%
American Tower Corp., 4.5%, 2018	$2,620,000	$2,597,117
Crown Castle Towers LLC, 4.883%, 2020 (n)	900,000	864,973
Crown Castle Towers LLC, 6.113%, 2020 (n)	1,096,000	1,143,480
Rogers Cable, Inc., 5.5%, 2014	734,000	801,623

		$5,407,193

Tobacco – 1.3%
Altria Group, Inc., 9.25%, 2019	$800,000	$1,044,032
Altria Group, Inc., 9.95%, 2038	650,000	915,936
Lorillard Tobacco Co., 8.125%, 2019	1,815,000	2,019,605
Lorillard Tobacco Co., 6.875%, 2020	1,350,000	1,394,325
Reynolds American, Inc., 7.25%, 2012	800,000	855,476
Reynolds American, Inc., 6.75%, 2017	1,400,000	1,564,804

		$7,794,178

Transportation – Services – 0.5%
Erac USA Finance Co., 7%, 2037 (n)	$1,413,000	$1,521,554
Erac USA Finance Co., 5.25%, 2020 (n)	1,570,000	1,596,462

		$3,118,016

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – 5.5%
Bank of America Corp., FRN, 0.682%, 2012 (m)	$2,353,000	$2,368,059
Citigroup, Inc., FRN, 0.618%, 2012 (m)	5,650,000	5,678,250
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	396,000	385,458
General Electric Capital Corp., FRN, 0.235%, 2012 (m)	3,034,000	3,033,223
Goldman Sachs Group, Inc., FRN, 0.501%, 2012 (m)	1,157,000	1,159,742
JPMorgan Chase & Co., FRN, 0.552%, 2012 (m)	5,650,000	5,678,663
Morgan Stanley, FRN, 0.653%, 2012 (m)	5,173,000	5,200,520
National Credit Union Administration Guaranteed Note, 2.9%, 2020	980,000	952,832
PNC Funding Corp., FRN, 0.49%, 2012 (m)	2,960,000	2,968,785
Small Business Administration, 3.25%, 2030	938,000	914,343
Small Business Administration, 5.11%, 2025	158,467	168,594
Small Business Administration, 4.34%, 2024	121,228	127,111
Small Business Administration, 4.43%, 2029	1,133,996	1,187,103
Small Business Administration, 4.99%, 2024	97,152	103,647
Small Business Administration, 4.93%, 2024	87,962	93,673
Small Business Administration, 4.86%, 2025	212,097	225,703
Small Business Administration, 4.625%, 2025	206,694	218,486
Wells Fargo & Co., FRN, 0.521%, 2012 (m)	1,289,000	1,293,626

		$31,757,818

U.S. Treasury Obligations – 23.4%
U.S. Treasury Bonds, 6.25%, 2023	$177,000	$222,467
U.S. Treasury Bonds, 6%, 2026	373,000	461,179
U.S. Treasury Bonds, 6.75%, 2026	19,000	25,228
U.S. Treasury Bonds, 5.25%, 2029	7,308,000	8,381,363
U.S. Treasury Bonds, 4.5%, 2036	116,000	120,096
U.S. Treasury Bonds, 5%, 2037	5,246,000	5,853,387
U.S. Treasury Bonds, 4.5%, 2039	12,002,600	12,325,170
U.S. Treasury Notes, 4.5%, 2011	8,594,000	8,918,621
U.S. Treasury Notes, 1.375%, 2012	56,728,000	57,366,190
U.S. Treasury Notes, 3.125%, 2013	201,000	213,233
U.S. Treasury Notes, 1.875%, 2014	21,064,000	21,542,869
U.S. Treasury Notes, 5.125%, 2016	167,000	192,402
U.S. Treasury Notes, 3.75%, 2018	16,342,000	17,382,528
U.S. Treasury Notes, TIPS, 2%, 2014	743,345	798,050
U.S. Treasury Notes, TIPS, 1.625%, 2015	790,333	842,754
U.S. Treasury Notes, TIPS, 2%, 2016	1,355,386	1,475,888

		$136,121,425

Utilities – Electric Power – 0.8%
CenterPoint Energy, Inc., 5.95%, 2017	$540,000	$580,200
EDP Finance B.V., 6%, 2018 (n)	2,600,000	2,430,158

10

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Entergy Corp., 5.125%, 2020	$964,000	$951,047
TECO Energy, Inc., 5.15%, 2020	610,000	632,427
Waterford 3 Funding Corp., 8.09%, 2017	73,645	74,488

		$4,668,320

Total Bonds (Identified Cost, $554,265,091)		$569,526,186

FLOATING RATE LOANS (g)(r) – 0.1%
Automotive – 0.1%
Ford Motor Co., Term Loan B-1, 3.02%, 2013 (Identified Cost, $523,608)	$558,790	$556,070

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.4%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	8,107,357	$8,107,357

Total Investments (Identified Cost, $562,896,056)		$578,189,613

OTHER ASSETS, LESS LIABILITIES – 0.8%		4,752,393

Net Assets – 100.0%		$582,942,006

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(m)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $59,409,100 representing 10.2% of net assets.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ARCap REIT, Inc., CDO, 6.078%, 2045	12/07/06	$332,063	$46,313
Anthracite Ltd., “A”, CDO, FRN, 0.62%, 2019	1/15/10-1/28/10	1,015,199	1,088,014
Anthracite Ltd., “B”, CDO, 5.488%, 2037	12/09/10	689,513	686,000
Anthracite Ltd., “BFL”, CDO, 1.26%, 2037	12/09/10	1,055,600	1,061,400
Anthracite Ltd., CDO, FRN, 1.11%, 2037	2/24/10-12/09/10	1,074,825	1,127,211
Bayview Commercial Asset Trust, FRN, 2.87%, 2035	10/06/05	47,341	24,924
Bayview Commercial Asset Trust, FRN, 2.257%, 2036	3/29/06	36,799	18,453
Bayview Commercial Asset Trust, FRN, 2.241%, 2036	2/28/06	48,886	26,988
Bayview Commercial Asset Trust, FRN, 2.4%, 2036	5/16/06	32,908	24,137
Bayview Commercial Asset Trust, FRN, 3.139%, 2036	9/11/06	154,802	88,314
Bayview Commercial Asset Trust, FRN, 3.08%, 2036	10/25/06	83,340	43,801
Bayview Commercial Asset Trust, FRN, 2.452%, 2037	1/26/07	135,451	110,297
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040	3/01/06	187,219	85,353
Capital Trust Realty Ltd., CDO, 5.16%, 2035	4/07/06-3/04/10	768,304	799,289
Capital Trust Realty Ltd., CDO, 5.27%, 2035	9/14/10	1,385,516	1,479,270
Carey Commercial Mortgage Trust, 2002-1, “A”, 5.97%, 2019	7/22/10	449,599	452,543
Crest G-Star, 2001-1A, “A”, CDO, FRN, 0.761%, 2016	7/21/10	732,432	715,487
Crest Ltd., “A1” CDO, FRN, 0.769%, 2018	1/21/10-3/04/10	849,287	948,169
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	311,835	366,469
Crest Ltd., “B”, CDO, FRN, 1.638%, 2035	1/12/10	751,310	838,695
FIH Erhvervsbank A.S., 1.75%, 2012	12/02/09	764,684	776,043

11

MFS Research Bond Series

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 3.058%, 2025	1/29/03	$22,899	$18,602
GMAC LLC, FRN, 6.02%, 2033	3/20/02	49,866	61,741
Mach One Trust Commercial Mortgage, “B”, 5.43%, 2040	3/10/10	801,160	840,363
NIBC Bank N.V., 2.8%, 2014	11/24/09	1,497,400	1,546,124
Preferred Term Securities XIX Ltd., CDO, FRN, 0.651%, 2035	9/08/05	94,327	53,767
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013	12/06/04	129,037	125,446
Total Restricted Securities			$13,453,213
% of Net Assets			2.3%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

12

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $554,788,699)	$570,082,256
Underlying funds, at cost and value	8,107,357
Total investments, at value (identified cost, $562,896,056)	$578,189,613
Cash	57,366
Receivables for
Fund shares sold	565,472
Interest	5,119,819
Other assets	6,873
Total assets		$583,939,143
Liabilities
Payable for fund shares reacquired	$908,934
Payable to affiliates
Investment adviser	15,935
Shareholder servicing costs	344
Distribution and/or service fees	2,880
Administrative services fee	300
Payable for independent Trustees’ compensation	1
Accrued expenses and other liabilities	68,743
Total liabilities		$997,137
Net assets		$582,942,006
Net assets consist of
Paid-in capital	$542,777,925
Unrealized appreciation (depreciation) on investments	15,293,557
Accumulated net realized gain (loss) on investments	6,346,351
Undistributed net investment income	18,524,173
Net assets		$582,942,006
Shares of beneficial interest outstanding		46,207,514

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$371,865,279	29,367,960	$12.66
Service Class	211,076,727	16,839,554	12.53

See Notes to Financial Statements

13

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$19,667,301
Dividends from underlying funds	28,181
Total investment income		$19,695,482
Expenses
Management fee	$2,408,509
Distribution and/or service fees	309,700
Shareholder servicing costs	55,771
Administrative services fee	74,998
Independent Trustees’ compensation	13,079
Custodian fee	88,155
Shareholder communications	110,681
Auditing fees	64,312
Legal fees	7,867
Miscellaneous	30,000
Total expenses		$3,163,072
Fees paid indirectly	(645)
Reduction of expenses by investment adviser	(2,177)
Net expenses		$3,160,250
Net investment income		$16,535,232
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$10,762,997
Swap transactions	(78,080)
Net realized gain (loss) on investments		$10,684,917
Change in unrealized appreciation (depreciation) on investments		$4,393,825
Net realized and unrealized gain (loss) on investments		$15,078,742
Change in net assets from operations		$31,613,974

See Notes to Financial Statements

14

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$16,535,232	$11,978,050
Net realized gain (loss) on investments	10,684,917	6,327,998
Net unrealized gain (loss) on investments	4,393,825	22,614,637
Change in net assets from operations	$31,613,974	$40,920,685
Distributions declared to shareholders
From net investment income	$(13,266,265)	$(10,538,492)
From net realized gain on investments	(1,375,381)	—
Total distributions declared to shareholders	$(14,641,646)	$(10,538,492)
Change in net assets from fund share transactions	$203,342,287	$132,743,276
Total change in net assets	$220,314,615	$163,125,469
Net assets
At beginning of period	362,627,391	199,501,922
At end of period (including undistributed net investment income of $18,524,173 and $13,264,682, respectively)	$582,942,006	$362,627,391

See Notes to Financial Statements

15

MFS Research Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.20	$11.00	$11.60	$11.51	$11.61
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.51	$0.52	$0.55	$0.53
Net realized and unrealized gain (loss) on investments	0.45	1.20	(0.78)	(0.08)	(0.08)
Total from investment operations	$0.89	$1.71	$(0.26)	$0.47	$0.45
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.51)	$(0.34)	$(0.38)	$(0.49)
From net realized gain on investments	(0.04)	—	—	—	(0.06)
Total distributions declared to shareholders	$(0.43)	$(0.51)	$(0.34)	$(0.38)	$(0.55)
Net asset value, end of period	$12.66	$12.20	$11.00	$11.60	$11.51
Total return (%) (k)(r)(s)	7.47	16.16	(2.37)	4.21	4.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.62	0.74	0.77	0.94
Expenses after expense reductions (f)	0.59	0.62	0.64	0.67	0.70
Net investment income	3.51	4.38	4.63	4.80	4.69
Portfolio turnover	66	113	115	74	51
Net assets at end of period (000 omitted)	$371,865	$317,851	$184,984	$139,275	$66,875

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.10	$10.91	$11.51	$11.43	$11.54
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.47	$0.49	$0.52	$0.50
Net realized and unrealized gain (loss) on investments	0.45	1.20	(0.78)	(0.08)	(0.08)
Total from investment operations	$0.85	$1.67	$(0.29)	$0.44	$0.42
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.48)	$(0.31)	$(0.36)	$(0.47)
From net realized gain on investments	(0.04)	—	—	—	(0.06)
Total distributions declared to shareholders	$(0.42)	$(0.48)	$(0.31)	$(0.36)	$(0.53)
Net asset value, end of period	$12.53	$12.10	$10.91	$11.51	$11.43
Total return (%) (k)(r)(s)	7.20	15.91	(2.64)	3.92	3.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.87	0.99	1.03	1.20
Expenses after expense reductions (f)	0.84	0.87	0.89	0.93	0.95
Net investment income	3.20	4.07	4.37	4.55	4.44
Portfolio turnover	66	113	115	74	51
Net assets at end of period (000 omitted)	$211,077	$44,776	$14,518	$18,347	$16,822

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

16

MFS Research Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

17

MFS Research Bond Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$167,879,243	$—	$167,879,243
Non-U.S. Sovereign Debt	—	10,501,460	—	10,501,460
Municipal Bonds	—	5,333,908	—	5,333,908
Corporate Bonds	—	181,362,262	—	181,362,262
Residential Mortgage-Backed Securities	—	121,174,046	—	121,174,046
Commercial Mortgage-Backed Securities	—	33,007,678	—	33,007,678
Asset-Backed Securities (including CDOs)	—	12,837,094	—	12,837,094
Foreign Bonds	—	37,430,495	—	37,430,495
Floating Rate Loans	—	556,070	—	556,070
Mutual Funds	8,107,357	—	—	8,107,357
Total Investments	$8,107,357	$570,082,256	$—	$578,189,613

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include swap agreements. At December 31, 2010, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Swap Transactions
Credit Contracts	$(78,080)

There is no unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This

18

MFS Research Bond Series

Notes to Financial Statements – continued

right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s

19

MFS Research Bond Series

Notes to Financial Statements – continued

maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$14,641,646	$10,538,492

20

MFS Research Bond Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$564,551,136
Gross appreciation	18,492,010
Gross depreciation	(4,853,533)
Net unrealized appreciation (depreciation)	$13,638,477
Undistributed ordinary income	24,584,956
Undistributed long-term capital gain	2,046,568
Other temporary differences	(105,920)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$10,520,871	$9,789,031	$1,086,136	$—
Service Class	2,745,394	749,461	289,245	—
Total	$13,266,265	$10,538,492	$1,375,381	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

Prior to May 1, 2010, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.20% of the fund’s average daily net assets. This written agreement terminated on April 30, 2010. For the period January 1, 2010 through April 30, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Effective May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.70% of average daily net assets for the Initial Class shares and 0.95% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012. For the period May 1, 2010 through December 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $55,328, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $443.

21

MFS Research Bond Series

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,622 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,177, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$309,183,976	$157,281,697
Investments (non-U.S. Government securities)	$230,657,950	$147,190,357

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,336,270	$91,347,137	10,898,490	$124,223,834
Service Class	13,907,465	172,402,689	2,666,457	31,302,047
	21,243,735	$263,749,826	13,564,947	$155,525,881
Shares issued to shareholders in reinvestment of distributions
Initial Class	955,309	$11,607,007	908,073	$9,789,031
Service Class	251,837	3,034,639	69,978	749,461
	1,207,146	$14,641,646	978,051	$10,538,492
Shares reacquired
Initial Class	(4,980,013)	$(62,421,426)	(2,569,223)	$(29,173,094)
Service Class	(1,019,752)	(12,627,759)	(366,587)	(4,148,003)
	(5,999,765)	$(75,049,185)	(2,935,810)	$(33,321,097)
Net change
Initial Class	3,311,566	$40,532,718	9,237,340	$104,839,771
Service Class	13,139,550	162,809,569	2,369,848	27,903,505
	16,451,116	$203,342,287	11,607,188	$132,743,276

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal

22

MFS Research Bond Series

Notes to Financial Statements – continued

Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $5,232 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,260,136	351,024,953	(348,177,732)	8,107,357

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$28,181	$8,107,357

23

MFS Research Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

24

MFS Research Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

25

MFS Research Bond Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

26

MFS Research Bond Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joshua Marston Robert Persons Michael Roberge Jeffrey Wakelin

27

MFS Research Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the total return investment performance for the Fund as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one-and five-year periods ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

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MFS Research Bond Series

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

29

MFS Research Bond Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

30

MFS Research Bond Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS® High Income Series

MFS® Variable Insurance Trust

Annual report

12/31/10

VHI-ANN

MFS® HIGH INCOME SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Income Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS High Income Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	6.8%
Energy – Independent	6.7%
Broadcasting	6.6%
Gaming & Lodging	5.2%
Telecommunications – Wireless	4.4%

Composition including fixed income credit quality (a)(i)
AA	0.2%
A	0.1%
BBB	4.0%
BB	30.3%
B	43.8%
CCC	16.5%
CC	0.5%
C	0.1%
D (o)	0.0%
Other Fixed Income (NR)	0.7%
Non-Fixed Income (NR)	3.4%
Cash & Other	0.4%

Portfolio facts (i)
Average Duration (d)	4.5
Average Effective Maturity (m)	7.4 yrs.

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS High Income Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS High Income Series (the “fund”) provided a total return of 14.73%, while Service Class shares of the fund provided a return of 14.40%. These compare with a return of 15.12% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s lower exposure to “CCC” rated (r) securities detracted from performance as bonds in this credit quality segment outperformed higher-quality issues over the reporting period.

The fund’s return from yield, which was less than that of the index, was another negative factor for relative performance.

Among individual securities, the fund’s holdings of power generation company Texas Competitive Electric Holdings were among the fund’s top relative detractors for the reporting period. Debt holdings of hospital operator HCA, publishing company American Media, and satellite communications services provider Intelsat Jackson Holdings S.A. also hurt relative returns.

Contributors to Performance

The fund’s greater exposure to “BBB” and “B” rated securities contributed to performance as credit spreads narrowed and bonds in these credit quality sectors outperformed higher-quality issues over the reporting period.

The fund’s lesser exposure to shifts at the long end of the yield curve (y) (centered around maturities of 30 years) was another positive factor for the fund’s results.

Top individual contributors during the reporting period included the fund’s debt holdings of television station operator Local TV Finance LLC, television station holding company Newport Television LLC, and insurance company American International Group.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS High Income Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	14.73%	6.05%	6.33%
Service Class	5/01/00	14.40%	5.77%	6.05%

Comparative benchmark
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		15.12%	8.91%	8.88%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS High Income Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.80%	$1,000.00	$1,103.02	$4.24
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,100.76	$5.56
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS High Income Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 94.0%
Aerospace – 1.6%
Alliant Techsystems, Inc., 6.875%, 2020	$645,000	$663,544
BE Aerospace, Inc., 8.5%, 2018	1,010,000	1,105,950
Bombardier, Inc., 7.5%, 2018 (n)	1,925,000	2,064,563
Bombardier, Inc., 7.45%, 2034 (n)	250,000	245,000
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	1,465,000	1,087,763
Oshkosh Corp., 8.25%, 2017	680,000	739,500

		$5,906,320

Airlines – 0.0%
Continental Airlines, Inc., 6.748%, 2018	$84,884	$84,247

Apparel Manufacturers – 0.7%
Hanesbrands, Inc., 8%, 2016	$990,000	$1,061,775
Hanesbrands, Inc., 6.375%, 2020 (n)	510,000	484,500
Phillips-Van Heusen Corp., 7.375%, 2020	1,105,000	1,174,063

		$2,720,338

Asset-Backed & Securitized – 1.0%
Airlie LCDO Ltd., CDO, FRN, 2.2%, 2011 (a)(p)(z)	$730,213	$321,294
Anthracite Ltd., CDO, 6%, 2037 (z)	290,000	87,000
Arbor Realty Mortgage Securities, CDO, FRN, 2.589%, 2038 (z)	577,317	75,051
ARCap REIT, Inc., CDO, “H”, 6.078%, 2045 (z)	906,493	52,123
Babson Ltd., CLO, “D”, FRN, 1.789%, 2018 (n)	655,000	509,263
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2049	985,952	450,323
Crest Ltd., CDO, 7%, 2040	876,128	43,806
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (a)(p)(z)	1,061,448	21,229
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.588%, 2050 (z)	508,349	10,167
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	750,000	727,152
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.06%, 2051	750,000	347,647
Merrill Lynch Mortgage Trust, “B”, FRN, 5.825%, 2050	750,000	377,523
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050	408,000	349,018
Wachovia Bank Commercial Mortgage Trust, FRN, 5.753%, 2047	579,683	110,989
Wachovia Credit, CDO, FRN, 1.652%, 2026 (z)	372,000	130,200

		$3,612,785

Automotive – 2.7%
Accuride Corp., 9.5%, 2018 (n)	$1,215,000	$1,315,238
Allison Transmission, Inc., 11%, 2015 (n)	1,065,000	1,160,850
Ford Motor Credit Co. LLC, 12%, 2015	5,548,000	6,979,046

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
General Motors Corp., 7.125%, 2013 (d)	$1,359,000	$455,265
Goodyear Tire & Rubber Co., 10.5%, 2016	210,000	239,400

		$10,149,799

Basic Industry – 0.3%
Trimas Corp., 9.75%, 2017	$1,050,000	$1,149,750

Broadcasting – 5.9%
Allbritton Communications Co., 8%, 2018	$955,000	$964,550
Bonten Media Acquisition Co., 9.75%, 2015 (p)(z)	312,887	163,731
Citadel Broadcasting Corp., 7.75%, 2018 (z)	190,000	196,650
Entravision Communications Corp., 8.75%, 2017 (n)	300,000	316,500
Inmarsat Finance PLC, 7.375%, 2017 (n)	1,410,000	1,480,500
Intelsat Bermuda Ltd., 11.25%, 2017	500,000	545,000
Intelsat Jackson Holdings Ltd., 9.5%, 2016	3,725,000	3,929,875
Intelsat Jackson Holdings Ltd., 7.25%, 2020 (n)	735,000	742,350
Lamar Media Corp., 6.625%, 2015	1,460,000	1,496,500
LBI Media, Inc., 8.5%, 2017 (z)	645,000	524,063
Local TV Finance LLC, 9.25%, 2015 (p)(z)	1,313,907	1,195,655
Newport Television LLC, 13%, 2017 (n)(p)	444,619	399,262
Nexstar Broadcasting, Inc., 0.5% to 2011, 7% to 2014 (p)	1,347,629	1,307,387
Nexstar Broadcasting, Inc., 7%, 2014	444,000	434,010
Salem Communications Corp., 9.625%, 2016	174,000	184,440
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	585,000	633,263
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)	195,000	201,338
SIRIUS XM Radio, Inc., 13%, 2013 (z)	300,000	357,000
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	1,095,000	1,185,338
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	760,000	784,700
Univision Communications, Inc., 12%, 2014 (n)	299,000	327,405
Univision Communications, Inc., 9.75%, 2015 (n)(p)	4,475,031	4,689,460
Univision Communications, Inc., 7.875%, 2020 (n)	505,000	530,250
Young Broadcasting, Inc., 8.75%, 2014 (d)	545,000	0

		$22,589,227

Brokerage & Asset Managers – 0.9%
E*TRADE Financial Corp., 7.875%, 2015	$430,000	$426,775
E*TRADE Financial Corp., 12.5%, 2017 (p)	1,160,000	1,363,000
Janus Capital Group, Inc., 6.95%, 2017	1,655,000	1,724,224

		$3,513,999

Building – 1.6%
Building Materials Holding Corp., 6.875%, 2018 (n)	$815,000	$806,850
Building Materials Holding Corp., 7%, 2020 (n)	480,000	493,200

6

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Building – continued
CEMEX Finance Europe B.V., 9.625%, 2017 (n)	EUR	660,000	$869,178
Nortek, Inc., 11%, 2013		$1,602,755	1,706,934
Nortek, Inc., 10%, 2018 (z)		335,000	345,888
Owens Corning, 9%, 2019		905,000	1,061,741
Ply Gem Industries, Inc., 11.75%, 2013		730,000	781,100

			$6,064,891

Business Services – 1.9%
First Data Corp., 9.875%, 2015		$1,435,000	$1,366,838
Interactive Data Corp., 10.25%, 2018 (n)		1,025,000	1,122,375
Iron Mountain, Inc., 6.625%, 2016		1,765,000	1,771,619
Iron Mountain, Inc., 8.375%, 2021		285,000	305,663
SunGard Data Systems, Inc., 10.25%, 2015		1,210,000	1,272,013
SunGard Data Systems, Inc., 7.375%, 2018 (n)		480,000	482,400
SunGard Data Systems, Inc., 7.625%, 2020 (n)		575,000	582,188
Terremark Worldwide, Inc., 12%, 2017		225,000	257,625

			$7,160,721

Cable TV – 3.5%
Bresnan Broadband Holdings LLC, 8%, 2018 (z)		$290,000	$298,700
Cablevision Systems Corp., 8.625%, 2017		750,000	816,563
CCH II LLC, 13.5%, 2016		1,120,000	1,335,600
CCO Holdings LLC, 7.875%, 2018		1,635,000	1,692,225
CCO Holdings LLC, 8.125%, 2020		205,000	215,763
Charter Communications Operating LLC, 10.875%, 2014 (n)		705,000	787,838
CSC Holdings LLC, 8.5%, 2014		1,575,000	1,730,531
CSC Holdings LLC, 8.5%, 2015		510,000	553,350
EchoStar Corp., 7.125%, 2016		725,000	748,563
Insight Communications Co., Inc., 9.375%, 2018 (n)		680,000	724,200
Mediacom LLC, 9.125%, 2019		1,065,000	1,086,300
Videotron LTEE, 6.875%, 2014		615,000	622,688
Virgin Media Finance PLC, 9.125%, 2016		2,025,000	2,156,625
Virgin Media Finance PLC, 9.5%, 2016		410,000	463,300

			$13,232,246

Chemicals – 4.3%
Ashland, Inc., 9.125%, 2017		$1,715,000	$1,976,538
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)		705,000	727,913
Hexion Specialty Chemicals, Inc., 8.875%, 2018		1,720,000	1,838,250
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (n)		290,000	306,675
Huntsman International LLC, 8.625%, 2021 (n)		1,670,000	1,803,600
Lumena Resources Corp., 12%, 2014 (n)		539,000	501,270
Lyondell Chemical Co., 8%, 2017 (n)		526,000	581,888
Lyondell Chemical Co., 11%, 2018		3,879,755	4,393,823

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
Momentive Performance Materials, Inc., 12.5%, 2014	$1,240,000	$1,384,150
Momentive Performance Materials, Inc., 11.5%, 2016	665,000	721,525
Momentive Performance Materials, Inc., 9%, 2021 (n)	575,000	606,625
Polypore International, Inc., 7.5%, 2017 (z)	190,000	193,800
Solutia, Inc., 7.875%, 2020	1,095,000	1,171,650

		$16,207,707

Computer Software – 0.2%
Syniverse Holdings, Inc., 9.125%, 2019 (z)	$750,000	$774,375

Computer Software – Systems – 0.4%
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	$1,545,000	$1,653,150

Conglomerates – 0.6%
Amsted Industries, Inc., 8.125%, 2018 (n)	$1,055,000	$1,119,619
Pinafore LLC, 9%, 2018 (n)	990,000	1,069,200

		$2,188,819

Consumer Products – 1.5%
ACCO Brands Corp., 10.625%, 2015	$150,000	$168,750
ACCO Brands Corp., 7.625%, 2015	525,000	525,000
Central Garden & Pet Co., 8.25%, 2018	750,000	759,375
Easton-Bell Sports, Inc., 9.75%, 2016	890,000	976,775
Jarden Corp., 7.5%, 2017	1,065,000	1,122,244
Libbey Glass, Inc., 10%, 2015 (n)	895,000	962,125
NBTY, Inc., 9%, 2018 (n)	145,000	154,788
Scotts Miracle-Gro Co., 6.625%, 2020 (z)	190,000	190,000
Visant Corp., 10%, 2017 (n)	965,000	1,025,313

		$5,884,370

Consumer Services – 1.6%
KAR Holdings, Inc., 10%, 2015	$532,000	$563,920
KAR Holdings, Inc., FRN, 4.286%, 2014	555,000	525,863
Service Corp. International, 6.75%, 2015	790,000	809,750
Service Corp. International, 7%, 2017	1,640,000	1,672,800
Service Corp. International, 7%, 2019	1,085,000	1,085,000
Ticketmaster Entertainment, Inc., 10.75%, 2016	1,310,000	1,418,075

		$6,075,408

Containers – 1.4%
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	$1,975,000	$2,044,125
Graham Packaging Co. LP/GPC Capital Corp., 8.25%, 2018	195,000	204,750
Greif, Inc., 6.75%, 2017	1,070,000	1,118,150
Owens-Illinois, Inc., 7.375%, 2016	650,000	690,625
Reynolds Group, 7.75%, 2016 (n)	475,000	502,313
Reynolds Group, 7.125%, 2019 (n)	575,000	585,063

		$5,145,026

Defense Electronics – 0.3%
ManTech International Corp., 7.25%, 2018	$740,000	$773,300
MOOG, Inc., 7.25%, 2018	510,000	532,950

		$1,306,250

7

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 0.9%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$535,000	$601,875
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	720,000	792,000
Jabil Circuit, Inc., 7.75%, 2016	1,045,000	1,173,013
NXP B.V., 7.875%, 2014	885,000	920,400
NXP B.V., 9.75%, 2018 (n)	108,000	121,500

		$3,608,788

Emerging Market Sovereign – 0.1%
Republic of Argentina, FRN, 0.677%, 2012	$267,200	$253,072

Energy – Independent – 6.6%
Anadarko Petroleum Corp., 8.7%, 2019	$520,000	$635,028
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	1,235,000	1,272,050
Concho Resources, Inc., 8.625%, 2017	250,000	272,500
Denbury Resources, Inc., 8.25%, 2020	1,040,000	1,128,400
Energy XXI Gulf Coast, Inc., 9.25%, 2017 (z)	1,230,000	1,279,200
Harvest Operations Corp., 6.875%, 2017 (n)	1,095,000	1,127,850
Hilcorp Energy I LP, 9%, 2016 (n)	1,600,000	1,692,000
Linn Energy LLC, 8.625%, 2020 (n)	355,000	382,513
Linn Energy LLC, 7.75%, 2021 (n)	791,000	810,775
Newfield Exploration Co., 6.625%, 2014	795,000	810,900
Newfield Exploration Co., 6.625%, 2016	855,000	878,513
OPTI Canada, Inc., 9.75%, 2013 (n)	830,000	830,000
OPTI Canada, Inc., 8.25%, 2014	1,760,000	1,254,000
Penn Virginia Corp., 10.375%, 2016	1,430,000	1,594,450
Pioneer Natural Resources Co., 6.875%, 2018	1,080,000	1,148,152
Pioneer Natural Resources Co., 7.5%, 2020	2,195,000	2,410,169
Plains Exploration & Production Co., 7%, 2017	1,950,000	2,003,625
QEP Resources, Inc., 6.875%, 2021	1,125,000	1,181,250
Quicksilver Resources, Inc., 8.25%, 2015	1,025,000	1,063,438
Quicksilver Resources, Inc., 9.125%, 2019	1,005,000	1,102,988
Range Resources Corp., 8%, 2019	685,000	745,794
SandRidge Energy, Inc., 8%, 2018 (n)	1,255,000	1,273,825

		$24,897,420

Entertainment – 1.4%
AMC Entertainment, Inc., 11%, 2016	$2,035,000	$2,157,100
AMC Entertainment, Inc., 8.75%, 2019	1,010,000	1,078,175
AMC Entertainment, Inc., 9.75%, 2020 (z)	585,000	608,400
Cinemark USA, Inc., 8.625%, 2019	790,000	855,175
NAI Entertainment Holdings LLC, 8.25%, 2017 (z)	495,000	519,750

		$5,218,600

Financial Institutions – 4.8%
American General Finance Corp., 5.375%, 2012	$505,000	$477,225
American General Finance Corp., 6.9%, 2017	1,135,000	916,513
CIT Group, Inc., 7%, 2014	1,345,000	1,358,450
CIT Group, Inc., 7%, 2016	1,730,000	1,736,488
CIT Group, Inc., 7%, 2017	4,215,000	4,225,538
General Electric Capital Corp., 6.375% to 2017, FRN to 2067	650,000	643,500

Issuer	Shares/Par		Value ($)

BONDS – continued
Financial Institutions – continued
GMAC, Inc., 6.75%, 2014		$2,530,000	$2,662,825
International Lease Finance Corp., 5.625%, 2013		620,000	623,100
International Lease Finance Corp., 8.75%, 2017 (n)		1,405,000	1,506,863
International Lease Finance Corp., 7.125%, 2018 (n)		1,428,000	1,517,250
International Lease Finance Corp., 8.25%, 2020		290,000	298,700
Nationstar Mortgage LLC, 10.875%, 2015 (z)		680,000	668,100
SLM Corp., 8%, 2020		1,420,000	1,439,745

			$18,074,297

Food & Beverages – 2.1%
ARAMARK Corp., 8.5%, 2015		$1,355,000	$1,415,975
B&G Foods, Inc., 7.625%, 2018		750,000	789,375
CEDC Finance Corp. International, Inc., 9.125%, 2016 (n)		1,165,000	1,237,813
Constellation Brands, Inc., 7.25%, 2016		550,000	583,000
Del Monte Foods Co., 6.75%, 2015		1,425,000	1,455,281
Pinnacle Foods Finance LLC, 9.25%, 2015		1,335,000	1,390,069
TreeHouse Foods, Inc., 7.75%, 2018		850,000	921,188

			$7,792,701

Forest & Paper Products – 2.4%
Boise, Inc., 8%, 2020		$1,065,000	$1,139,550
Cascades, Inc., 7.75%, 2017		695,000	724,538
Georgia-Pacific Corp., 7.125%, 2017 (n)		1,185,000	1,262,025
Georgia-Pacific Corp., 8%, 2024		1,595,000	1,822,288
Georgia-Pacific Corp., 7.25%, 2028		320,000	346,400
Graphic Packaging Holding Co., 7.875%, 2018		710,000	743,725
JSG Funding PLC, 7.75%, 2015		215,000	220,375
Millar Western Forest Products Ltd., 7.75%, 2013		1,230,000	1,165,425
Sappi Papier Holding GmbH, 6.75%, 2012 (z)		525,000	538,365
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	715,000	1,003,227

			$8,965,918

Gaming & Lodging – 4.7%
Firekeepers Development Authority, 13.875%, 2015 (n)		$925,000	$1,093,813
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		1,190,000	4,165
Gaylord Entertainment Co., 6.75%, 2014		1,660,000	1,635,100
GWR Operating Partnership LLP, 10.875%, 2017		770,000	812,350
Harrah’s Operating Co., Inc., 11.25%, 2017		2,220,000	2,497,500
Harrah’s Operating Co., Inc., 10%, 2018		461,000	420,663
Harrah’s Operating Co., Inc., 10%, 2018		1,127,000	1,028,388
Host Hotels & Resorts, Inc., 6.75%, 2016		920,000	939,550
Host Hotels & Resorts, Inc., 9%, 2017		1,625,000	1,803,750

8

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Gaming & Lodging – continued
MGM Mirage, 10.375%, 2014	$195,000	$218,888
MGM Mirage, 11.125%, 2017	485,000	557,750
MGM Mirage, 9%, 2020 (n)	1,020,000	1,122,000
MGM Resorts International, 11.375%, 2018	835,000	905,975
Penn National Gaming, Inc., 8.75%, 2019	1,085,000	1,196,213
Royal Caribbean Cruises Ltd., 11.875%, 2015	465,000	574,275
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	580,000	635,100
Station Casinos, Inc., 6.5%, 2014 (d)	2,175,000	218
Station Casinos, Inc., 6.875%, 2016 (d)	2,540,000	254
Station Casinos, Inc., 7.75%, 2016 (d)	472,000	47
Wyndham Worldwide Corp., 6%, 2016	730,000	763,898
Wyndham Worldwide Corp., 7.375%, 2020	1,035,000	1,137,823
Wynn Las Vegas LLC, 7.75%, 2020	490,000	530,425

		$17,878,145

Industrial – 1.0%
Altra Holdings, Inc., 8.125%, 2016	$710,000	$752,600
Diversey, Inc., 8.25%, 2019	725,000	786,625
Great Lakes Dredge & Dock Corp., 7.75%, 2013	860,000	867,525
Mueller Water Products, Inc., 7.375%, 2017	750,000	723,750
Mueller Water Products, Inc., 8.75%, 2020	554,000	612,170

		$3,742,670

Insurance – 2.2%
American International Group, Inc., 8.175% to 2038, FRN to 2068	$3,580,000	$3,812,016
ING Capital Funding Trust III, FRN, 3.902%, 2049	970,000	894,825
ING Groep N.V., 5.775% to 2015, FRN to 2049	1,745,000	1,500,700
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	1,900,000	2,232,500

		$8,440,041

Insurance – Property & Casualty – 1.1%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$1,625,000	$1,966,250
USI Holdings Corp., 9.75%, 2015 (z)	1,075,000	1,085,750
XL Group PLC, 6.5% to 2017, FRN to 2049	1,285,000	1,105,100

		$4,157,100

Machinery & Tools – 0.9%
Case Corp., 7.25%, 2016	$545,000	$588,600
Case New Holland, Inc., 7.875%, 2017 (n)	2,140,000	2,337,950
Rental Service Corp., 9.5%, 2014	645,000	677,250

		$3,603,800

Major Banks – 1.7%
Bank of America Corp., 8% to 2018, FRN to 2049	$1,695,000	$1,708,221
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	1,590,000	1,690,154
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	3,170,000	2,650,913

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (d)(n)	$530,000	$408,100

		$6,457,388

Medical & Health Technology & Services – 6.7%
Biomet, Inc., 10%, 2017	$835,000	$912,238
Biomet, Inc., 10.375%, 2017 (p)	500,000	546,250
Biomet, Inc., 11.625%, 2017	1,585,000	1,751,425
Community Health Systems, Inc., 8.875%, 2015	2,010,000	2,110,500
Cooper Cos., Inc., 7.125%, 2015	805,000	829,150
Davita, Inc., 6.375%, 2018	1,000,000	995,000
Davita, Inc., 6.625%, 2020	485,000	480,150
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	865,000	990,425
HCA, Inc., 9.25%, 2016	4,240,000	4,523,550
HCA, Inc., 8.5%, 2019	1,515,000	1,658,925
HealthSouth Corp., 8.125%, 2020	1,825,000	1,961,875
Tenet Healthcare Corp., 9.25%, 2015	1,745,000	1,858,425
Tenet Healthcare Corp., 8%, 2020 (n)	390,000	395,850
United Surgical Partners International, Inc., 8.875%, 2017	1,315,000	1,354,450
United Surgical Partners International, Inc., 9.25%, 2017 (p)	495,000	514,800
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,630,000	1,674,825
Universal Hospital Services, Inc., FRN, 3.834%, 2015	310,000	283,650
Vanguard Health Systems, Inc., 8%, 2018	1,170,000	1,199,250
VWR Funding, Inc., 10.25%, 2015 (p)	1,277,937	1,341,834

		$25,382,572

Metals & Mining – 2.1%
Arch Coal, Inc., 7.25%, 2020	$490,000	$516,950
Arch Western Finance LLC, 6.75%, 2013	512,000	517,120
Cloud Peak Energy, Inc., 8.25%, 2017	1,015,000	1,089,856
Cloud Peak Energy, Inc., 8.5%, 2019	1,340,000	1,467,300
CONSOL Energy, Inc., 8%, 2017 (n)	765,000	814,725
CONSOL Energy, Inc., 8.25%, 2020 (n)	510,000	550,800
Novelis, Inc., 8.375%, 2017 (z)	585,000	605,475
Novelis, Inc., 8.75%, 2020 (z)	285,000	295,688
Peabody Energy Corp., 5.875%, 2016	225,000	226,125
Peabody Energy Corp., 7.375%, 2016	1,040,000	1,154,400
U.S. Steel Corp., 7.375%, 2020	555,000	568,875

		$7,807,314

Natural Gas – Distribution – 0.9%
AmeriGas Partners LP, 7.125%, 2016	$1,380,000	$1,428,300
Ferrellgas Partners LP, 8.625%, 2020	1,080,000	1,161,000
Inergy LP, 6.875%, 2014	995,000	1,009,925

		$3,599,225

Natural Gas – Pipeline – 2.2%
Atlas Pipeline Partners LP, 8.125%, 2015	$805,000	$829,150
Atlas Pipeline Partners LP, 8.75%, 2018	825,000	862,125

9

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Crosstex Energy, Inc., 8.875%, 2018	$1,145,000	$1,226,581
El Paso Corp., 7%, 2017	1,485,000	1,567,143
El Paso Corp., 7.75%, 2032	535,000	532,181
Energy Transfer Equity LP, 7.5%, 2020	1,740,000	1,792,200
Enterprise Products Partners LP, FRN, 8.375%, 2066	750,000	805,313
Enterprise Products Partners LP, FRN, 7.034%, 2068	391,000	405,663
MarkWest Energy Partners LP, 8.75%, 2018	265,000	286,863

		$8,307,219

Network & Telecom – 2.6%
CenturyLink, Inc., 7.6%, 2039	$760,000	$766,002
Cincinnati Bell, Inc., 8.25%, 2017	315,000	311,850
Cincinnati Bell, Inc., 8.75%, 2018	1,255,000	1,176,563
Citizens Communications Co., 9%, 2031	440,000	452,100
Frontier Communications Corp., 8.25%, 2017	295,000	323,763
Frontier Communications Corp., 8.5%, 2020	1,145,000	1,250,913
Qwest Communications International, Inc., 8%, 2015	505,000	542,875
Qwest Communications International, Inc., 7.125%, 2018 (n)	1,720,000	1,780,200
Windstream Corp., 8.625%, 2016	2,390,000	2,515,475
Windstream Corp., 8.125%, 2018	215,000	225,750
Windstream Corp., 7.75%, 2020	580,000	597,400

		$9,942,891

Oil Services – 1.2%
Basic Energy Services, Inc., 7.125%, 2016	$260,000	$252,200
Edgen Murray Corp., 12.25%, 2015	645,000	561,150
Expro Finance Luxembourg, 8.5%, 2016 (n)	1,610,000	1,537,550
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	565,000	533,925
Pioneer Drilling Co., 9.875%, 2018	1,140,000	1,205,550
Trinidad Drilling Ltd., 7.875%, 2019 (z)	590,000	595,900

		$4,686,275

Oils – 0.2%
Petroplus Holdings AG, 9.375%, 2019 (n)	$785,000	$726,125

Other Banks & Diversified Financials – 2.1%
Capital One Financial Corp., 10.25%, 2039	$1,345,000	$1,439,150
Citigroup Capital XXI, 8.3% to 2037, FRN to 2057	2,115,000	2,199,600
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	710,000	816,031
LBG Capital No.1 PLC, 7.875%, 2020 (n)	1,515,000	1,378,650
Santander UK PLC, 8.963% to 2030, FRN to 2049	1,948,000	2,055,140

		$7,888,571

Pharmaceuticals – 0.1%
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	$350,000	$348,250
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	100,000	98,750

		$447,000

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – 0.6%
American Media, Inc., 13.5%, 2018 (z)	$94,618	$96,132
McClatchy Co., 11.5%, 2017	310,000	348,363
Nielsen Finance LLC, 11.5%, 2016	770,000	889,350
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	326,000	342,300
Nielsen Finance LLC, 7.75%, 2018 (n)	480,000	496,800

		$2,172,945

Railroad & Shipping – 0.5%
Kansas City Southern Railway, 8%, 2015	$1,825,000	$1,961,875

Real Estate – 0.6%
CB Richard Ellis Group, Inc., REIT, 11.625%, 2017	$400,000	$463,500
Developers Diversified Realty Corp., REIT, 7.875%, 2020	500,000	559,929
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	1,145,000	1,210,838

		$2,234,267

Restaurants – 0.1%
Dunkin Finance Corp., 9.625%, 2018 (n)	$505,000	$510,050

Retailers – 2.5%
Express LLC/Express Finance Corp., 8.75%, 2018	$665,000	$706,563
Limited Brands, Inc., 6.9%, 2017	760,000	807,500
Limited Brands, Inc., 6.95%, 2033	430,000	402,050
Neiman Marcus Group, Inc., 10.375%, 2015	1,365,000	1,441,781
QVC, Inc., 7.375%, 2020 (n)	870,000	911,325
Rent-A-Center, Inc., 6.625%, 2020	195,000	194,025
Sally Beauty Holdings, Inc., 10.5%, 2016	1,585,000	1,747,463
Toys “R” Us Property Co. II LLC, 8.5%, 2017	1,790,000	1,924,250
Toys “R” Us, Inc., 10.75%, 2017	1,260,000	1,436,400

		$9,571,357

Specialty Stores – 0.9%
Giraffe Acquisition Corp., 9.125%, 2018 (n)	$725,000	$755,813
Michaels Stores, Inc., 11.375%, 2016	735,000	801,150
Michaels Stores, Inc., 7.75%, 2018 (n)	785,000	783,038
Payless ShoeSource, Inc., 8.25%, 2013	982,000	999,185

		$3,339,186

Telecommunications – Wireless – 4.3%
Clearwire Corp., 12%, 2015 (n)	$2,160,000	$2,327,400
Cricket Communications, Inc., 7.75%, 2016	790,000	819,625
Crown Castle International Corp., 9%, 2015	1,120,000	1,234,800
Crown Castle International Corp., 7.125%, 2019	1,190,000	1,258,425
Digicel Group Ltd., 12%, 2014 (n)	200,000	232,500
Digicel Group Ltd., 8.25%, 2017 (n)	1,155,000	1,183,875
Digicel Group Ltd., 10.5%, 2018 (n)	930,000	1,023,000
MetroPCS Wireless, Inc., 7.875%, 2018	490,000	508,375
Nextel Communications, 7.375%, 2015	1,025,000	1,026,281
NII Holdings, Inc., 10%, 2016	975,000	1,079,813
SBA Communications Corp., 8%, 2016	390,000	422,175
SBA Communications Corp., 8.25%, 2019	330,000	360,525
Sprint Capital Corp., 6.875%, 2028	545,000	476,875
Sprint Nextel Corp., 8.375%, 2017	1,455,000	1,560,488

10

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Sprint Nextel Corp., 8.75%, 2032	$1,855,000	$1,873,550
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	960,000	976,800

		$16,364,507

Telephone Services – 0.3%
Frontier Communications Corp., 8.125%, 2018	$1,205,000	$1,322,488

Transportation – Services – 2.0%
American Petroleum Tankers LLC, 10.25%, 2015 (n)	$575,000	$595,125
Commercial Barge Line Co., 12.5%, 2017	1,740,000	2,009,700
Hertz Corp., 8.875%, 2014	1,349,000	1,379,353
Hertz Corp., 7.5%, 2018 (n)	740,000	767,750
Hertz Corp., 7.375%, 2021 (z)	1,020,000	1,030,200
Navios Maritime Acquisition Corp., 8.625%, 2017 (n)	485,000	495,913
Navios Maritime Holdings, Inc., 8.875%, 2017	545,000	589,963
Swift Services Holdings, Inc., 10%, 2018 (z)	780,000	817,050

		$7,685,054

Utilities – Electric Power – 3.8%
AES Corp., 8%, 2017	$2,805,000	$2,966,288
Calpine Corp., 8%, 2016 (n)	1,080,000	1,147,500
Calpine Corp., 7.875%, 2020 (n)	715,000	723,938
Covanta Holding Corp., 7.25%, 2020	480,000	486,613
Dynegy Holdings, Inc., 7.75%, 2019	1,440,000	961,200
Edison Mission Energy, 7%, 2017	1,755,000	1,390,838
EDP Finance B.V., 6%, 2018 (n)	230,000	214,975
Energy Future Holdings Corp., 10%, 2020 (n)	1,315,000	1,352,837
Energy Future Holdings Corp., 10%, 2020	2,145,000	2,212,081
Genon Escrow Corp., 9.875%, 2020 (n)	1,415,000	1,404,388
NRG Energy, Inc., 7.375%, 2016	1,065,000	1,091,625
Texas Competitive Electric Holdings LLC, 10.25%, 2015	1,090,000	615,813

		$14,568,096

Total Bonds (Identified Cost, $349,784,419)		$357,026,385

FLOATING RATE LOANS (g)(r) – 1.3%
Aerospace – 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$584,817	$580,796

Automotive – 0.2%
Ford Motor Co., Term Loan B-1, 3.02%, 2013	$704,429	$701,001

Broadcasting – 0.2%
Gray Television, Inc., Term Loan B, 3.78%, 2014	$330,586	$321,991
Local TV Finance LLC, Term Loan B, 2.31%, 2013	100,150	94,976
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	363,559	364,013

		$780,980

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Building – 0.0%
Goodman Global Holdings, Inc., 2nd Lien Term Loan, 9%, 2017	$56,680	$58,367

Consumer Services – 0.1%
Realogy Corp., Letter of Credit, 3.3%, 2013	$68,745	$64,337
Realogy Corp., Term Loan, 3.28%, 2013	504,670	472,308

		$536,645

Financial Institutions – 0.1%
American General Financial Corp., Term Loan B, 7.25%, 2015	$190,230	$192,727

Gaming & Lodging – 0.4%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014 (d)	$1,652,646	$28,921
MGM Mirage, Class E Term Loan, 7%, 2014 (o)	1,470,866	1,388,865

		$1,417,786

Utilities – Electric Power – 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.76%, 2014	$912,483	$703,857

Total Floating Rate Loans (Identified Cost, $5,881,138)		$4,972,159

COMMON STOCKS – 0.4%
Automotive – 0.1%
Accuride Corp. (a)	27,461	$436,080
Oxford Automotive, Inc. (a)	82	0

		$436,080

Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (a)	163	$387,125

Construction – 0.1%
Nortek, Inc. (a)	6,502	$234,072

Gaming & Lodging – 0.0%
Ameristar Casinos, Inc.	13,200	$206,316

Printing & Publishing – 0.1%
American Media Operations, Inc. (a)	24,246	$345,990
Golden Books Family Entertainment, Inc. (a)	2,125	0
Quad/Graphics, Inc. (a)	1,079	44,520

		$390,510

Special Products & Services – 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	676	$33,885

Total Common Stocks (Identified Cost, $2,588,452)		$1,687,988

CONVERTIBLE PREFERRED STOCKS – 0.3%
Automotive – 0.3%
General Motors Co., 4.75%, (Identified Cost, $1,043,000) (a)	20,860	$1,128,735

11

MFS High Income Series

Portfolio of Investments – continued

Issuer			Shares/Par	Value ($)

PREFERRED STOCKS – 0.1%
Other Banks & Diversified Financials – 0.1%
Citigroup Capital XIII, 7.875% (Identified Cost, $220,625) (a)			8,825	$237,481

	Strike Price	First Exercise

WARRANTS – 0.3%
Broadcasting – 0.3%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $838,363) (a)	$0.10	7/14/10	443	$1,052,125

Issuer/Expiration Date/ Strike Price	Number of Contracts	Value ($)

CALL OPTIONS PURCHASED – 0.1%
S&P 500 Index – March 2011 @ $1,225 (Premiums Paid, $425,427)	109	$632,200

Issuer	Shares/Par
MONEY MARKET FUNDS (v) – 1.4%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	5,221,763	$5,221,763

Total Investments (Identified Cost, $366,003,187)		$371,958,836

OTHER ASSETS, LESS LIABILITIES – 2.1%		7,885,474

Net Assets – 100.0%		$379,844,310

12

MFS High Income Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $84,565,891, representing 22.3% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AMC Entertainment, Inc., 9.75%, 2020	12/01/10	$585,000	$608,400
Airlie LCDO Ltd., CDO, FRN, 2.2%, 2011	10/13/06	713,874	321,294
American Media, Inc., 13.5%, 2018	12/22/10	96,129	96,132
Anthracite Ltd., CDO, 6%, 2037	5/14/02	258,267	87,000
Arbor Realty Mortgage Securities, CDO, FRN, 2.589%, 2038	12/20/05	577,317	75,051
ARCap REIT, Inc., CDO, “H”, 6.078%, 2045	9/21/04	795,824	52,123
Bonten Media Acquisition Co., 9.75%, 2015	5/22/07-11/15/10	314,559	163,731
Bresnan Broadband Holdings LLC, 8%, 2018	12/01/10	290,000	298,700
CWCapital Cobalt Ltd., CDO, 6.23%, 2045	3/20/06	1,009,207	21,229
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.588%, 2050	4/12/06	508,349	10,167
Citadel Broadcasting Corp., 7.75%, 2018	12/06/10	190,000	196,650
Energy XXI Gulf Coast, Inc., 9.25%, 2017	12/03/10	1,230,000	1,279,200
Hertz Corp., 7.375%, 2021	12/06/10	1,020,000	1,030,200
LBI Media, Inc., 8.5%, 2017	7/18/07	637,041	524,063
Local TV Finance LLC, 9.25%, 2015	11/13/07-11/30/10	1,288,860	1,195,655
NAI Entertainment Holdings LLC, 8.25%, 2017	12/02/10-12/20/10	510,952	519,750
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10-12/08/10	663,237	668,100
Nortek, Inc., 10%, 2018	11/18/10	335,000	345,888
Novelis, Inc., 8.375%, 2017	12/10/10	589,480	605,475
Novelis, Inc., 8.75%, 2020	12/10/10	285,000	295,688
Polypore International, Inc., 7.5%, 2017	11/10/10	190,000	193,800
SIRIUS XM Radio, Inc., 13%, 2013	12/15/10	356,081	357,000
Sappi Papier Holding GmbH, 6.75%, 2012	7/29/10-8/02/10	527,899	538,365
Scotts Miracle-Gro Co., 6.625%, 2020	12/13/10	190,000	190,000
Swift Services Holdings, Inc., 10%, 2018	12/15/10	780,000	817,050
Syniverse Holdings, Inc., 9.125%, 2019	12/16/10	764,883	774,375
Trinidad Drilling Ltd., 7.875%, 2019	12/09/10	585,569	595,900
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	1,082,743	1,085,750
Wachovia Credit, CDO, FRN, 1.652%, 2026	6/08/06	372,000	130,200
Total Restricted Securities			$13,076,936
% of Net Assets			3.4%

13

MFS High Income Series

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/10

Futures Contracts Outstanding at 12/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	25	$3,010,938	March - 2011	$99,717

Forward Foreign Currency Exchange Contracts at 12/31/10

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	UBS AG	1,414,261	3/15/11	$1,867,847	$1,889,433	$(21,586)

At December 31, 2010, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

14

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $360,781,424)	$366,737,073
Underlying funds, at cost and value	5,221,763
Total investments, at value (identified cost, $366,003,187)	$371,958,836
Cash	282,566
Restricted cash	40,000
Receivables for
Investments sold	838,796
Fund shares sold	802,838
Interest	6,678,471
Other assets	4,485
Total assets		$380,605,992
Liabilities
Payables for
Forward foreign currency exchange contracts	$21,586
Daily variation margin on open futures contracts	11,328
Investments purchased	501,230
Fund shares reacquired	158,523
Payable to affiliates
Investment adviser	14,527
Shareholder servicing costs	240
Distribution and/or service fees	101
Administrative services fee	222
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	53,914
Total liabilities		$761,682
Net assets		$379,844,310
Net assets consist of
Paid-in capital	$377,984,993
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	6,033,879
Accumulated net realized gain (loss) on investments and foreign currency transactions	(32,585,766)
Undistributed net investment income	28,411,204
Net assets		$379,844,310
Shares of beneficial interest outstanding		43,284,666

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$372,412,034	42,434,109	$8.78
Service Class	7,432,276	850,557	8.74

See Notes to Financial Statements

15

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$30,504,522
Dividends	65,825
Dividends from underlying funds	23,722
Total investment income		$30,594,069
Expenses
Management fee	$2,565,862
Distribution and/or service fees	18,095
Shareholder servicing costs	42,738
Administrative services fee	60,141
Independent Trustees’ compensation	12,458
Custodian fee	64,923
Shareholder communications	75,056
Auditing fees	67,005
Legal fees	7,211
Miscellaneous	28,514
Total expenses		$2,942,003
Fees paid indirectly	(621)
Reduction of expenses by investment adviser	(1,778)
Net expenses		$2,939,604
Net investment income		$27,654,465
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$11,361,930
Futures contracts	172,302
Foreign currency transactions	283,593
Net realized gain (loss) on investments and foreign currency transactions		$11,817,825
Change in unrealized appreciation (depreciation)
Investments	$10,081,651
Futures contracts	99,717
Translation of assets and liabilities in foreign currencies	(89,675)
Net unrealized gain (loss) on investments and foreign currency translation		$10,091,693
Net realized and unrealized gain (loss) on investments and foreign currency		$21,909,518
Change in net assets from operations		$49,563,983

See Notes to Financial Statements

16

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$27,654,465	$26,075,899
Net realized gain (loss) on investments and foreign currency transactions	11,817,825	(10,012,091)
Net unrealized gain (loss) on investments and foreign currency translation	10,091,693	94,015,816
Change in net assets from operations	$49,563,983	$110,079,624
Distributions declared to shareholders
From net investment income	$(27,232,133)	$(22,631,405)
Change in net assets from fund share transactions	$6,115,633	$53,706,035
Total change in net assets	$28,447,483	$141,154,254
Net assets
At beginning of period	351,396,827	210,242,573
At end of period (including undistributed net investment income of $28,411,204 and $26,581,660, respectively)	$379,844,310	$351,396,827

See Notes to Financial Statements

17

MFS High Income Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.25	$6.25	$9.52	$10.04	$9.87
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.63	$0.71	$0.71	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	1.98	(3.18)	(0.52)	0.29
Total from investment operations	$1.16	$2.61	$(2.47)	$0.19	$0.97
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.61)	$(0.80)	$(0.71)	$(0.80)
Net asset value, end of period	$8.78	$8.25	$6.25	$9.52	$10.04
Total return (%) (k)(r)(s)	14.73	45.08	(28.26)	1.77	10.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.81	0.87	0.88	0.91
Expenses after expense reductions (f)	0.80	0.81	0.82	0.83	0.88
Net investment income	7.55	8.89	8.66	7.21	7.06
Portfolio turnover	70	52	60	73	92
Net assets at end of period (000 omitted)	$372,412	$344,186	$203,800	$324,081	$355,113

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$8.22	$6.22	$9.47	$9.99	$9.80
Income (loss) from investment operations
Net investment income (d)	$0.61	$0.62	$0.69	$0.68	$0.66
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	1.96	(3.17)	(0.52)	0.27
Total from investment operations	$1.14	$2.58	$(2.48)	$0.16	$0.93
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.58)	$(0.77)	$(0.68)	$(0.74)
Net asset value, end of period	$8.74	$8.22	$6.22	$9.47	$9.99
Total return (%) (k)(r)(s)	14.40	44.75	(28.43)	1.54	9.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	1.12	1.13	1.16
Expenses after expense reductions (f)	1.05	1.06	1.07	1.08	1.13
Net investment income	7.31	8.78	8.40	6.96	6.81
Portfolio turnover	70	52	60	73	92
Net assets at end of period (000 omitted)	$7,432	$7,210	$6,442	$11,086	$11,896

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

18

MFS High Income Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close

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MFS High Income Series

Notes to Financial Statements – continued

of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures and forwards. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,919,404	$1,819,125	$—	$4,738,529
Non-U.S. Sovereign Debt	—	253,072	—	253,072
Corporate Bonds	—	308,354,383	96,132	308,450,515
Commercial Mortgage-Backed Securities	—	2,362,652	—	2,362,652
Asset-Backed Securities (including CDOs)	—	928,839	321,294	1,250,133
Foreign Bonds	—	44,710,013	—	44,710,013
Floating Rate Loans	—	4,972,159	—	4,972,159
Mutual Funds	5,221,763	—	—	5,221,763
Total Investments	$8,141,167	$363,400,243	$417,426	$371,958,836

Other Financial Instruments
Futures	$99,717	$—	$—	$99,717
Forward Currency Contracts	—	(21,586)	—	(21,586)
For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Asset-Backed Securities	Corporate Bonds	Total
Balance as of 12/31/09	$45,362	$349,798	$—	$395,160
Accretion/Amortization	—	—	—	—
Realized gain (loss)	(33,825)	—	—	(33,825)
Change in unrealized appreciation (depreciation)	(11,537)	(28,504)	—	(40,041)
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers into Level 3	—	—	96,132	96,132
Transfers out of Level 3	—	—	—	—
Balance as of 12/31/10	$—	$321,294	$96,132	$417,426

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2010 is $(28,504).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial

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MFS High Income Series

Notes to Financial Statements – continued

statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$99,717	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	—	(21,586)
Equity Contracts	Purchased Equity Options	632,200	—
Total		$731,917	$(21,586)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate Contracts	$172,302	$—	$—
Foreign Exchange Contracts	—	285,903	—
Equity Contracts	—	—	78,404

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate Contracts	$99,717	$—	$—
Foreign Exchange Contracts	—	(84,531)	—
Equity Contracts	—	—	206,773

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

21

MFS High Income Series

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

22

MFS High Income Series

Notes to Financial Statements – continued

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

23

MFS High Income Series

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$27,232,133	$22,631,405

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$367,124,514
Gross appreciation	21,276,436
Gross depreciation	(16,442,114)
Net unrealized appreciation (depreciation)	$4,834,322
Undistributed ordinary income	28,855,759
Capital loss carryforwards	(31,157,949)
Other temporary differences	(672,815)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(693,182)
12/31/16	(22,939,919)
12/31/17	(7,524,848)
Total	$(31,157,949)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$26,701,187	$22,085,619
Service Class	530,946	545,786
Total	$27,232,133	$22,631,405

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Prior to May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement terminated on April 30, 2010. For the period January 1, 2010 through April 30, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Effective May 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012. For the period May 1, 2010 through December 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

24

MFS High Income Series

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $42,286, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $452.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,589 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,778, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $247,430,381 and $243,636,281, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	10,058,256	$84,434,070	14,856,612	$100,282,166
Service Class	115,409	973,135	89,329	635,190
	10,173,665	$85,407,205	14,945,941	$100,917,356
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,284,279	$26,701,187	3,597,006	$22,085,619
Service Class	65,468	530,946	89,035	545,786
	3,349,747	$27,232,133	3,686,041	$22,631,405

25

MFS High Income Series

Notes to Financial Statements – continued

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(12,619,148)	$(104,808,671)	(9,367,614)	$(67,563,729)
Service Class	(207,525)	(1,715,034)	(337,448)	(2,278,997)
	(12,826,673)	$(106,523,705)	(9,705,062)	$(69,842,726)
Net change
Initial Class	723,387	$6,326,586	9,086,004	$54,804,056
Service Class	(26,648)	(210,953)	(159,084)	(1,098,021)
	696,739	$6,115,633	8,926,920	$53,706,035

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $4,024 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	6,280,113	153,451,772	(154,510,122)	5,221,763

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$23,722	$5,221,763

26

MFS High Income Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

27

MFS High Income Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

28

MFS High Income Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

29

MFS High Income Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo David Cole

30

MFS High Income Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

31

MFS High Income Series

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of the senior portfolio manager in 2008. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

32

MFS High Income Series

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

33

MFS High Income Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

34

MFS High Income Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

MFS INVESTMENT MANAGEMENT

MFS® Strategic Income Series

MFS® Variable Insurance Trust

Annual report

12/31/10

VWG-ANN

MFS® STRATEGIC INCOME SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Series

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Strategic Income Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	36.2%
High Yield Corporates	32.8%
Non-U.S. Government Bonds	17.5%
Emerging Markets Bonds	5.1%
Commercial Mortgage-Backed Securities	1.9%
U.S. Government Agencies	1.8%
Mortgage-Backed Securities	1.6%
Asset-Backed Securities	0.6%
Floating Rate Loans	0.6%
Collateralized Debt Obligations	0.6%
U.S. Treasury Securities	0.1%

Composition including fixed income credit quality (a)(i)
AAA	12.6%
AA	12.0%
A	13.0%
BBB	24.3%
BB	13.5%
B	14.5%
CCC	5.9%
CC	0.1%
C	0.1%
D (o)	0.0%
U.S. Agency (NR)	2.6%
Other Fixed Income (NR)	0.2%
Non-Fixed Income (NR)	0.4%
Cash & Other	0.8%

Portfolio facts (i)
Average Duration (d)	4.7
Average Effective Maturity (m)	7.1 yrs.

Issuer country weightings (i)
United States	64.8%
Japan	5.2%
United Kingdom	4.5%
France	3.7%
Germany	3.0%
Canada	2.9%
Netherlands	2.5%
Italy	2.0%
Brazil	1.3%
Other Countries	10.1%

(a)	The rating categories include debt securities, fixed-income structured products, and securities underlying credit default swaps where these have long-term public ratings. The credit default swap itself is not rated. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MFS Strategic Income Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Strategic Income Series (the “fund”) provided a total return of 10.11%, while Service Class shares of the fund provided a total return of 9.79%. These compare with a return of 15.12% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. Over the same period, the fund’s other benchmark, the Strategic Income Blended Index (the “Blended Index”), generated a return of 9.56%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Relative to the Blended Index, the fund’s lesser exposure to mortgage-backed securities, particularly to Government National Mortgage Association (Ginnie Mae) and Federal National Mortgage Association (Fannie Mae) securities, detracted from relative performance as this market segment turned in strong performance for the reporting period.

A lower relative exposure to “CCC” rated (r) securities also detracted from performance as credit spreads narrowed and securities in this rating category generally increased in value.

A shorter duration (d) stance, relative to the Blended Index, was another negative factor for performance.

Contributors to Performance

A greater exposure to “BBB” rated securities, relative to the Blended Index, was a key driver of positive performance as bonds within this credit quality sector outperformed higher-quality issues over the reporting period.

The fund’s return from yield, which was greater than that of the Blended Index, also contributed to performance.

Security selection was another positive factor for relative results. Individual securities that were among the fund’s top contributors included the debt of television station operator Local TV Finance LLC, television station holding company Newport Television LLC, and financial services company ING Groep N.V.

Respectfully,

John Addeo	James Calmas	Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

MFS Strategic Income Series

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Strategic Income Series

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Return through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/14/94	10.11%	5.89%	6.24%
Service Class	5/01/00	9.79%	5.60%	5.98%

Comparative benchmarks

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	15.12%	8.91%	8.88%
Strategic Income Blended Index (f)(y)	9.56%	7.35%	7.62%
Barclays Capital U.S. Credit Bond Index (f)	8.47%	5.98%	6.55%
Barclays Capital U.S. Government/Mortgage Bond Index (f)	5.41%	5.88%	5.64%
Citigroup World Government Bond Non-Dollar Hedged Index (f)	2.48%	4.15%	4.64%
Citigroup World Government Bond Non-Dollar Index (f)	5.21%	7.59%	7.42%
JPMorgan Emerging Markets Bond Index Global (f)	12.04%	8.36%	10.29%

(f)	Source: FactSet Research Systems Inc.

(y)	Strategic Income Blended Index is at a point in time and allocations during the period can change. As of December 31, 2010 the blended index was comprised of 10% Barclays Capital U.S. Credit Bond Index, 26% Barclays Capital U.S. Government/Mortgage Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 14% JPMorgan Emerging Markets Bond Index Global.

MFS Strategic Income Series

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered,U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index- a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Strategic Income Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.80%	$1,000.00	$1,059.56	$4.15
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,057.26	$5.44
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Strategic Income Series

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 96.6%
Aerospace – 0.5%
Alliant Techsystems, Inc., 6.875%, 2020	$20,000	$20,575
BE Aerospace, Inc., 8.5%, 2018	30,000	32,850
Bombardier, Inc., 7.5%, 2018 (n)	55,000	58,986
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	50,000	37,125
Oshkosh Corp., 8.25%, 2017	20,000	21,750

		$171,286

Apparel Manufacturers – 0.2%
Hanesbrands, Inc., 8%, 2016	$30,000	$32,175
Hanesbrands, Inc., 6.375%, 2020 (n)	15,000	14,250
Phillips-Van Heusen Corp., 7.375%, 2020	35,000	37,188

		$83,613

Asset-Backed & Securitized – 4.1%
ARCap REIT, Inc., CDO, “H”, 6.078%, 2045 (z)	$100,000	$5,750
Bank of Nova Scotia, 1.45%, 2013 (n)	150,000	150,018
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040 (z)	187,219	85,353
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	24,356	24,722
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	110,000	110,550
Compagnie de Financement Foncier, FRN, 1.038%, 2012 (n)	200,000	199,711
Crest Ltd., “A1” CDO, FRN, 0.769%, 2018 (z)	98,137	83,417
Crest Ltd., CDO, 7%, 2040	141,837	7,092
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	92,433	93,014
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	99,333	84,433
Falcon Franchise Loan LLC, FRN, 3.058%, 2025 (i)(z)	393,447	30,295
First Union National Bank Commercial Mortgage Trust, FRN, 0.738%, 2043 (i)(n)	795,135	3,162
First Union-Lehman Brothers Bank of America, FRN, 0.426%, 2035 (i)	1,235,242	21,286
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	83,488	86,973
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	100,000	104,638
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.883%, 2030 (i)	321,125	7,350
Morgan Stanley Capital I, Inc., FRN, 1.419%, 2039 (i)(z)	855,817	20,968
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013 (z)	171,000	171,611
Salomon Brothers Mortgage Securities, Inc., FRN, 7.078%, 2032 (z)	134,179	141,446

		$1,431,789

Automotive – 1.2%
Accuride Corp., 9.5%, 2018 (n)	$30,000	$32,475
Allison Transmission, Inc., 11%, 2015 (n)	35,000	38,150
Ford Motor Credit Co. LLC, 12%, 2015	200,000	251,588

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
General Motors Corp., 7.125%, 2013 (d)	$44,000	$14,740
Goodyear Tire & Rubber Co., 10.5%, 2016	50,000	57,000
Johnson Controls, Inc., 5.25%, 2011	30,000	30,035

		$423,988

Basic Industry – 0.1%
Trimas Corp., 9.75%, 2017	$35,000	$38,325

Broadcasting – 2.7%
Allbritton Communications Co., 8%, 2018	$30,000	$30,300
Bonten Media Acquisition Co., 9%, 2015 (p)(z)	11,455	5,994
CBS Corp., 5.75%, 2020	20,000	21,253
Citadel Broadcasting Corp., 7.75%, 2018 (z)	5,000	5,175
Entravision Communications Corp., 8.75%, 2017 (n)	5,000	5,275
Intelsat Bermuda Ltd., 11.25%, 2017	15,000	16,350
Intelsat Jackson Holdings Ltd., 9.5%, 2016	115,000	121,325
Intelsat Jackson Holdings Ltd., 7.25%, 2020 (n)	20,000	20,200
Lamar Media Corp., 6.625%, 2015	40,000	41,000
LBI Media, Inc., 8.5%, 2017 (z)	30,000	24,375
Local TV Finance LLC, 9.25%, 2015 (p)(z)	43,307	39,409
NBC Universal, Inc., 5.95%, 2041 (n)	113,000	112,988
Newport Television LLC, 13%, 2017 (n)(p)	15,219	13,666
News America, Inc., 6.4%, 2035	100,000	107,440
News America, Inc., 6.9%, 2039	29,000	33,203
Nexstar Broadcasting, Inc., 0.5% to 2011, 7% to 2014 (p)	59,848	58,061
Nexstar Broadcasting, Inc., 7%, 2014	20,000	19,550
Salem Communications Corp., 9.625%, 2016	5,000	5,300
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	15,000	16,238
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)	5,000	5,163
SIRIUS XM Radio, Inc., 13%, 2013 (z)	10,000	11,900
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	20,000	21,650
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	25,000	25,813
Univision Communications, Inc., 12%, 2014 (n)	9,000	9,855
Univision Communications, Inc., 9.75%, 2015 (n)(p)	146,097	153,097
Univision Communications, Inc., 7.875%, 2020 (n)	15,000	15,750

		$940,330

Brokerage & Asset Managers – 1.1%
BlackRock, Inc., 3.5%, 2014	$90,000	$93,330
E*TRADE Financial Corp., 7.875%, 2015	30,000	29,775
E*TRADE Financial Corp., 12.5%, 2017	10,000	11,750
Janus Capital Group, Inc., 6.95%, 2017	45,000	46,882
TD AMERITRADE Holding Corp., 5.6%, 2019	200,000	209,442

		$391,179

Building – 1.1%
Building Materials Holding Corp., 6.875%, 2018 (n)	$15,000	$14,850
Building Materials Holding Corp., 7%, 2020 (n)	15,000	15,411

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Building – continued
CRH PLC, 8.125%, 2018	$80,000	$92,472
Lafarge S.A., 6.15%, 2011	160,000	164,173
Nortek, Inc., 11%, 2013	55,177	58,764
Nortek, Inc., 10%, 2018 (z)	5,000	5,163
Ply Gem Industries, Inc., 11.75%, 2013	25,000	26,750

		$377,583

Business Services – 0.6%
First Data Corp., 9.875%, 2015	$45,000	$42,863
Interactive Data Corp., 10.25%, 2018 (n)	30,000	32,850
Iron Mountain, Inc., 6.625%, 2016	40,000	40,150
Iron Mountain, Inc., 8.375%, 2021	15,000	16,088
SunGard Data Systems, Inc., 10.25%, 2015	61,000	64,126
SunGard Data Systems, Inc., 7.375%, 2018 (n)	10,000	10,050
SunGard Data Systems, Inc., 7.625%, 2020 (n)	5,000	5,063

		$211,190

Cable TV – 2.4%
Bresnan Broadband Holdings LLC, 8%, 2018 (z)	$5,000	$5,150
Cablevision Systems Corp., 8.625%, 2017	25,000	27,219
CCH II LLC, 13.5%, 2016	35,000	41,736
CCO Holdings LLC, 7.875%, 2018	55,000	56,925
CCO Holdings LLC, 8.125%, 2020	5,000	5,263
Charter Communications Operating LLC, 10.875%, 2014 (n)	25,000	27,936
CSC Holdings LLC, 8.5%, 2014	50,000	54,936
CSC Holdings LLC, 8.5%, 2015	15,000	16,275
DIRECTV Holdings LLC, 5.875%, 2019	40,000	43,474
EchoStar Corp., 7.125%, 2016	25,000	25,813
Insight Communications Co., Inc., 9.375%, 2018 (n)	20,000	21,300
Mediacom LLC, 9.125%, 2019	35,000	35,700
Myriad International Holdings B.V., 6.375%, 2017 (n)	100,000	104,740
TCI Communications, Inc., 9.8%, 2012	81,000	88,163
Time Warner Cable, Inc., 8.25%, 2019	120,000	149,061
Videotron LTEE, 6.875%, 2014	25,000	25,313
Virgin Media Finance PLC, 9.125%, 2016	100,000	106,500

		$835,504

Chemicals – 2.5%
Ashland, Inc., 9.125%, 2017	$60,000	$69,150
Braskem S.A., 7%, 2020 (n)	100,000	103,250
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)	20,000	20,650
Dow Chemical Co., 8.55%, 2019	170,000	213,052
Hexion Specialty Chemicals, Inc., 8.875%, 2018	55,000	58,781
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (n)	5,000	5,288
Huntsman International LLC, 8.625%, 2021 (n)	50,000	54,000
Lyondell Chemical Co., 11%, 2018	124,207	140,664
Momentive Performance Materials, Inc., 12.5%, 2014	44,000	49,115
Momentive Performance Materials, Inc., 11.5%, 2016	24,000	26,040

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
Momentive Performance Materials, Inc., 9%, 2021 (n)	$15,000	$15,825
Nalco Finance Holdings, Inc., 9%, 2014	55,000	56,100
Polypore International, Inc., 7.5%, 2017 (z)	5,000	5,100
Solutia, Inc., 7.875%, 2020	40,000	42,800

		$859,815

Computer Software – 0.3%
Oracle Corp., 5.375%, 2040 (n)	$66,000	$66,832
Syniverse Holdings, Inc., 9.125%, 2019 (z)	20,000	20,650

		$87,482

Computer Software – Systems – 0.1%
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	$30,000	$32,100

Conglomerates – 0.2%
Amsted Industries, Inc., 8.125%, 2018 (n)	$30,000	$31,837
Pinafore LLC, 9%, 2018 (n)	35,000	37,800

		$69,637

Consumer Products – 1.4%
ACCO Brands Corp., 10.625%, 2015	$5,000	$5,625
ACCO Brands Corp., 7.625%, 2015	15,000	15,000
Central Garden & Pet Co., 8.25%, 2018	25,000	25,311
Easton-Bell Sports, Inc., 9.75%, 2016	30,000	32,925
Fortune Brands, Inc., 5.125%, 2011	147,000	147,143
Jarden Corp., 7.5%, 2017	35,000	36,881
Libbey Glass, Inc., 10%, 2015 (n)	30,000	32,250
NBTY, Inc., 9%, 2018 (n)	5,000	5,338
Newell Rubbermaid, Inc., 4.7%, 2020	61,000	60,509
Scotts Miracle-Gro Co., 6.625%, 2020 (z)	5,000	5,000
Visant Corp., 10%, 2017 (n)	25,000	26,563
Whirlpool Corp., 8%, 2012	98,000	105,606

		$498,151

Consumer Services – 1.2%
KAR Holdings, Inc., 10%, 2015	$11,000	$11,660
KAR Holdings, Inc., FRN, 4.286%, 2014	20,000	18,950
Service Corp. International, 7%, 2017	80,000	81,600
Service Corp. International, 7.625%, 2018	39,000	40,950
Service Corp. International, 7%, 2019	15,000	15,000
Ticketmaster Entertainment, Inc., 10.75%, 2016	25,000	27,063
Western Union Co., 5.4%, 2011	210,000	218,311

		$413,534

Containers – 0.7%
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	$55,000	$56,925
Graham Packaging Co. LP/GPC Capital Corp., 8.25%, 2018	5,000	5,250
Greif, Inc., 6.75%, 2017	145,000	151,525
Owens-Illinois, Inc., 7.375%, 2016	20,000	21,250

		$234,950

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Defense Electronics – 0.8%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$169,000	$180,234
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	40,000	44,458
ManTech International Corp., 7.25%, 2018	25,000	26,125
MOOG, Inc., 7.25%, 2018	15,000	15,675

		$266,492

Electronics – 0.2%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$15,000	$16,875
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	20,000	22,000
Jabil Circuit, Inc., 7.75%, 2016	25,000	28,063

		$66,938

Emerging Market Quasi-Sovereign – 2.3%
Banco do Brasil S.A., 5.375%, 2021 (n)	$112,000	$109,760
IIRSA Norte Finance Ltd., 8.75%, 2024	110,116	122,504
Petrobras International Finance Co., 7.875%, 2019	66,000	78,023
Petroleos Mexicanos, 5.5%, 2021	100,000	101,250
Qtel International Finance Ltd., 7.875%, 2019	100,000	119,477
VTB Capital S.A., 6.465%, 2015 (n)	123,000	128,068
VTB Capital S.A., 6.551%, 2020 (n)	128,000	125,760

		$784,842

Emerging Market Sovereign – 0.5%
Republic of Argentina, FRN, 0.677%, 2012	$49,075	$46,480
Republic of South Africa, 5.5%, 2020	100,000	106,375
United Mexican States, 5.75%, 2110	4,000	3,550

		$156,405

Energy – Independent – 2.9%
Anadarko Petroleum Corp., 5.95%, 2016	$120,000	$128,915
Anadarko Petroleum Corp., 8.7%, 2019	15,000	18,318
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	40,000	41,200
Concho Resources, Inc., 8.625%, 2017	10,000	10,900
Denbury Resources, Inc., 8.25%, 2020	35,000	37,975
Energy XXI Gulf Coast, Inc., 9.25%, 2017 (z)	40,000	41,600
Harvest Operations Corp., 6.875%, 2017 (n)	35,000	36,050
Hilcorp Energy I LP, 9%, 2016 (n)	55,000	58,163
Linn Energy LLC, 8.625%, 2020 (n)	15,000	16,163
Linn Energy LLC, 7.75%, 2021 (n)	23,000	23,575
Newfield Exploration Co., 6.625%, 2014	40,000	40,800
Newfield Exploration Co., 6.625%, 2016	30,000	30,825
OPTI Canada, Inc., 9.75%, 2013 (n)	30,000	30,000
OPTI Canada, Inc., 8.25%, 2014	65,000	46,313
Penn Virginia Corp., 10.375%, 2016	55,000	61,325
Pioneer Natural Resources Co., 6.875%, 2018	35,000	37,209
Pioneer Natural Resources Co., 7.5%, 2020	90,000	98,822
Plains Exploration & Production Co., 7%, 2017	65,000	66,788
QEP Resources, Inc., 6.875%, 2021	35,000	36,750
Quicksilver Resources, Inc., 8.25%, 2015	35,000	36,313
Quicksilver Resources, Inc., 9.125%, 2019	30,000	32,925
Range Resources Corp., 8%, 2019	25,000	27,219
SandRidge Energy, Inc., 8%, 2018 (n)	45,000	45,675
Talisman Energy, Inc., 7.75%, 2019	10,000	12,346

		$1,016,169

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Integrated – 0.6%
BP Capital Markets PLC, 4.5%, 2020	$29,000	$28,930
Cenovus Energy, Inc., 4.5%, 2014	30,000	32,147
Hess Corp., 8.125%, 2019	30,000	37,901
Petro-Canada, 5%, 2014	110,000	118,874

		$217,852

Entertainment – 0.4%
AMC Entertainment, Inc., 11%, 2016	$40,000	$42,400
AMC Entertainment, Inc., 8.75%, 2019	30,000	32,025
AMC Entertainment, Inc., 9.75%, 2020 (z)	15,000	15,600
Cinemark USA, Inc., 8.625%, 2019	45,000	48,711
NAI Entertainment Holdings LLC, 8.25%, 2017 (z)	15,000	15,750

		$154,486

Financial Institutions – 2.7%
American General Finance Corp., 5.375%, 2012	$15,000	$14,175
CIT Group, Inc., 7%, 2014	40,000	40,400
CIT Group, Inc., 7%, 2016	60,000	60,225
CIT Group, Inc., 7%, 2017	130,000	130,325
General Electric Capital Corp., 6%, 2019	30,000	33,378
General Electric Capital Corp., 5.5%, 2020	95,000	101,601
General Electric Capital Corp., 6.375% to 2017, FRN to 2067	20,000	19,800
General Electric Capital Corp., FRN, 0.416%, 2012	90,000	89,523
GMAC, Inc., 6.75%, 2014	115,000	121,038
International Lease Finance Corp., 5.625%, 2013	25,000	25,125
International Lease Finance Corp., 8.75%, 2017 (n)	40,000	42,900
International Lease Finance Corp., 7.125%, 2018 (n)	47,000	49,938
International Lease Finance Corp., 8.25%, 2020	5,000	5,150
Nationstar Mortgage LLC, 10.875%, 2015 (z)	20,000	19,650
ORIX Corp., 5.48%, 2011	130,000	134,888
SLM Corp., 8%, 2020	50,000	50,695

		$938,811

Food & Beverages – 2.6%
Anheuser-Busch InBev S.A., 7.75%, 2019 (n)	$140,000	$174,209
ARAMARK Corp., 8.5%, 2015	30,000	31,350
B&G Foods, Inc., 7.625%, 2018	25,000	26,311
Conagra Foods, Inc., 5.875%, 2014	150,000	166,068
Constellation Brands, Inc., 7.25%, 2016	15,000	15,900
Del Monte Foods Co., 6.75%, 2015	50,000	51,061
Kraft Foods, Inc., 6.125%, 2018	80,000	91,472
Miller Brewing Co., 5.5%, 2013 (n)	170,000	184,517
Pinnacle Foods Finance LLC, 9.25%, 2015	45,000	46,856
TreeHouse Foods, Inc., 7.75%, 2018	30,000	32,513
Tyson Foods, Inc., 7.35%, 2016	70,000	76,781

		$897,038

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Forest & Paper Products – 1.0%
Boise, Inc., 8%, 2020		$30,000	$32,100
Cascades, Inc., 7.75%, 2017		25,000	26,061
Georgia-Pacific Corp., 7.125%, 2017 (n)		35,000	37,275
Georgia-Pacific Corp., 8%, 2024		45,000	51,413
Georgia-Pacific Corp., 7.25%, 2028		10,000	10,825
Graphic Packaging Holding Co., 7.875%, 2018		20,000	20,950
Millar Western Forest Products Ltd., 7.75%, 2013		40,000	37,900
Sappi Papier Holding GmbH, 6.75%, 2012 (z)		15,000	15,382
Votorantim Participacoes S.A., 6.75%, 2021 (n)		100,000	104,500

			$336,406

Gaming & Lodging – 2.0%
Firekeepers Development Authority, 13.875%, 2015 (n)		$30,000	$35,475
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		65,000	228
Gaylord Entertainment Co., 6.75%, 2014		35,000	34,475
GWR Operating Partnership LLP, 10.875%, 2017		20,000	21,100
Harrah’s Operating Co., Inc., 11.25%, 2017		95,000	106,875
Harrah’s Operating Co., Inc., 10%, 2018		2,000	1,825
Harrah’s Operating Co., Inc., 10%, 2018		39,000	35,588
Host Hotels & Resorts, Inc., 6.75%, 2016		30,000	30,638
Host Hotels & Resorts, Inc., 9%, 2017		30,000	33,300
Marriott International, Inc., 5.625%, 2013		80,000	85,799
MGM Mirage, 10.375%, 2014		5,000	5,613
MGM Mirage, 11.125%, 2017		10,000	11,500
MGM Mirage, 9%, 2020 (n)		30,000	33,000
MGM Resorts International, 11.375%, 2018		30,000	32,550
Penn National Gaming, Inc., 8.75%, 2019		35,000	38,588
Royal Caribbean Cruises Ltd., 11.875%, 2015		15,000	18,525
Station Casinos, Inc., 6.5%, 2014 (d)		85,000	9
Station Casinos, Inc., 6.875%, 2016 (d)		180,000	18
Wyndham Worldwide Corp., 6%, 2016		40,000	41,857
Wyndham Worldwide Corp., 5.75%, 2018		90,000	91,515
Wyndham Worldwide Corp., 7.375%, 2020		30,000	32,980
Wynn Las Vegas LLC, 7.75%, 2020		10,000	10,825

			$702,283

Industrial – 0.5%
Altra Holdings, Inc., 8.125%, 2016		$25,000	$26,500
Diversey, Inc., 8.25%, 2019		20,000	21,700
Great Lakes Dredge & Dock Corp., 7.75%, 2013		30,000	30,263
Mueller Water Products, Inc., 7.375%, 2017		25,000	24,125
Mueller Water Products, Inc., 8.75%, 2020		16,000	17,680
Steelcase, Inc., 6.5%, 2011		61,000	62,337

			$182,605

Insurance – 3.0%
Aflac, Inc., 6.45%, 2040		$80,000	$81,934
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	105,000	137,505

Issuer	Shares/Par		Value ($)

BONDS – continued
Insurance – continued
American International Group, Inc., 8.175% to 2038, FRN to 2068		$115,000	$122,453
ING Groep N.V., 5.775% to 2015, FRN to 2049		210,000	180,600
Metropolitan Life Global Funding, 2.875%, 2012 (n)		140,000	143,491
Metropolitan Life Global Funding, 5.125%, 2014 (n)		40,000	43,510
Principal Financial Group, Inc., 8.875%, 2019		80,000	100,647
Prudential Financial, Inc., 6.2%, 2015		80,000	88,225
Prudential Financial, Inc., 5.375%, 2020		50,000	52,248
Unum Group, 7.125%, 2016		90,000	101,089

			$1,051,702

Insurance – Property & Casualty – 2.7%
ACE INA Holdings, Inc., 2.6%, 2015		$150,000	$147,669
Aon Corp., 3.5%, 2015		130,000	130,064
AXIS Capital Holdings Ltd., 5.75%, 2014		130,000	138,237
AXIS Capital Holdings Ltd., 5.875%, 2020		40,000	39,937
CNA Financial Corp., 5.875%, 2020		100,000	99,567
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		50,000	60,500
PartnerRe Ltd., 5.5%, 2020		66,000	66,464
Travelers Cos., Inc., 3.9%, 2020		150,000	145,716
USI Holdings Corp., 9.75%, 2015 (z)		95,000	95,950

			$924,104

International Market Quasi-Sovereign – 3.4%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	63,000	$64,772
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$120,000	140,012
Finance for Danish Industry A.S., FRN, 0.534%, 2012 (n)		110,000	110,639
ING Bank N.V., 3.9%, 2014 (n)		150,000	161,165
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		200,000	179,404
LeasePlan Corp. N.V., 3%, 2012 (n)		60,000	61,642
Nationwide Building Society, FRN, 0.464%, 2012 (n)		160,000	159,763
Royal Bank of Scotland PLC, FRN, 0.985%, 2012 (n)		183,000	184,284
Westpac Banking Corp., 3.45%, 2014 (n)		100,000	106,580

			$1,168,261

International Market Sovereign – 13.5%
Federal Republic of Germany, 3.75%, 2015	EUR	206,000	$297,834
Federal Republic of Germany, 4.25%, 2018	EUR	246,000	363,736
Federal Republic of Germany, 6.25%, 2030	EUR	100,000	184,055
Government of Canada, 4.5%, 2015	CAD	65,000	71,400
Government of Canada, 4.25%, 2018	CAD	34,000	37,377
Government of Canada, 5.75%, 2033	CAD	11,000	14,797
Government of Japan, 1.5%, 2012	JPY	15,000,000	188,308

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Government of Japan, 1.3%, 2014	JPY	32,500,000	$415,264
Government of Japan, 1.7%, 2017	JPY	45,650,000	600,577
Government of Japan, 2.2%, 2027	JPY	14,650,000	193,089
Government of Japan, 2.4%, 2037	JPY	15,450,000	206,903
Kingdom of Belgium, 5.5%, 2017	EUR	45,000	66,799
Kingdom of Spain, 4.6%, 2019	EUR	49,000	62,225
Kingdom of the Netherlands, 3.75%, 2014	EUR	219,000	315,342
Kingdom of the Netherlands, 5.5%, 2028	EUR	27,000	45,037
Republic of Austria, 4.65%, 2018	EUR	106,000	156,406
Republic of France, 4.75%, 2012	EUR	100,000	142,585
Republic of France, 6%, 2025	EUR	84,000	141,988
Republic of France, 4.75%, 2035	EUR	114,000	172,614
Republic of Italy, 4.75%, 2013	EUR	204,000	282,517
Republic of Italy, 5.25%, 2017	EUR	273,000	386,224
United Kingdom Treasury, 8%, 2015	GBP	104,000	205,832
United Kingdom Treasury, 8%, 2021	GBP	39,000	84,696
United Kingdom Treasury, 4.25%, 2036	GBP	54,000	84,781

			$4,720,386

Local Authorities – 0.6%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043		$100,000	$100,985
Province of Ontario, 5.45%, 2016		95,000	108,038

			$209,023

Machinery & Tools – 0.7%
Atlas Copco AB, 5.6%, 2017 (n)		$135,000	$145,452
Case Corp., 7.25%, 2016		15,000	16,200
Case New Holland, Inc., 7.875%, 2017 (n)		65,000	71,011
Rental Service Corp., 9.5%, 2014		25,000	26,250

			$258,913

Major Banks – 4.3%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049		$240,000	$170,448
Bank of America Corp., 7.375%, 2014		50,000	55,579
Bank of America Corp., 8% to 2018, FRN to 2049		60,000	60,468
Bank of New York Mellon Corp., 4.3%, 2014		60,000	64,020
Barclays Bank PLC, 5.125%, 2020		100,000	102,126
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)		26,000	23,660
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		100,000	95,500
Commonwealth Bank of Australia, 5%, 2019 (n)		80,000	83,736
Goldman Sachs Group, Inc., 6%, 2014		50,000	55,082
JPMorgan Chase Capital XXII, 6.45%, 2037		71,000	70,723
JPMorgan Chase Capital XXVII, 7%, 2039		20,000	20,941
Macquarie Group Ltd., 6%, 2020 (n)		108,000	108,423
Merrill Lynch & Co., Inc., 6.4%, 2017		30,000	31,718
Morgan Stanley, 6.75%, 2011		40,000	40,667
Morgan Stanley, 6%, 2014		100,000	108,048
Morgan Stanley, 5.625%, 2019		100,000	101,968

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	$100,000	$83,625
Standard Chartered PLC, 3.85%, 2015 (n)	100,000	102,957
UFJ Finance Aruba AEC, 6.75%, 2013	70,000	78,057
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	49,000	51,695

		$1,509,441

Medical & Health Technology & Services – 2.9%
Biomet, Inc., 10%, 2017	$5,000	$5,462
Biomet, Inc., 10.375%, 2017 (p)	15,000	16,387
Biomet, Inc., 11.625%, 2017	55,000	60,775
Cardinal Health, Inc., 5.8%, 2016	94,000	105,471
Community Health Systems, Inc., 8.875%, 2015	80,000	84,000
Cooper Cos., Inc., 7.125%, 2015	35,000	36,050
Davita, Inc., 6.375%, 2018	25,000	24,875
Davita, Inc., 6.625%, 2020	10,000	9,900
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	20,000	22,900
HCA, Inc., 9.25%, 2016	115,000	122,691
HCA, Inc., 8.5%, 2019	25,000	27,375
HealthSouth Corp., 8.125%, 2020	60,000	64,500
Hospira, Inc., 6.05%, 2017	60,000	67,220
McKesson Corp., 5.7%, 2017	40,000	44,427
Owens & Minor, Inc., 6.35%, 2016	70,000	71,266
Tenet Healthcare Corp., 9.25%, 2015	55,000	58,575
Tenet Healthcare Corp., 8%, 2020 (n)	10,000	10,150
United Surgical Partners International, Inc., 8.875%, 2017	15,000	15,450
United Surgical Partners International, Inc., 9.25%, 2017 (p)	15,000	15,600
Universal Hospital Services, Inc., 8.5%, 2015 (p)	55,000	56,513
Universal Hospital Services, Inc., FRN, 3.834%, 2015	10,000	9,150
Vanguard Health Systems, Inc., 8%, 2018	40,000	41,000
VWR Funding, Inc., 10.25%, 2015 (p)	47,531	49,908

		$1,019,645

Metals & Mining – 1.0%
Arch Coal, Inc., 7.25%, 2020	$10,000	$10,550
Arch Western Finance LLC, 6.75%, 2013	17,000	17,170
Cloud Peak Energy, Inc., 8.25%, 2017	35,000	37,581
Cloud Peak Energy, Inc., 8.5%, 2019	50,000	54,750
CONSOL Energy, Inc., 8%, 2017 (n)	20,000	21,300
CONSOL Energy, Inc., 8.25%, 2020 (n)	15,000	16,200
Novelis, Inc., 8.375%, 2017 (z)	15,000	15,525
Novelis, Inc., 8.75%, 2020 (z)	5,000	5,188
Southern Copper Corp., 6.75%, 2040	100,000	103,550
U.S. Steel Corp., 7.375%, 2020	20,000	20,500
Vale Overseas Ltd., 6.875%, 2039	33,000	36,463

		$338,777

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – 1.6%
Fannie Mae, 6%, 2017	$59,344	$64,731
Fannie Mae, 5.5%, 2020 - 2034	369,990	399,228
Freddie Mac, 4.224%, 2020	94,792	96,101

		$560,060

Natural Gas – Distribution – 0.4%
AmeriGas Partners LP, 7.125%, 2016	$55,000	$56,925
Ferrellgas Partners LP, 8.625%, 2020	35,000	37,625
Inergy LP, 6.875%, 2014	35,000	35,525

		$130,075

Natural Gas – Pipeline – 2.2%
Atlas Pipeline Partners LP, 8.125%, 2015	$45,000	$46,350
CenterPoint Energy, Inc., 7.875%, 2013	142,000	160,522
Crosstex Energy, Inc., 8.875%, 2018	35,000	37,494
El Paso Corp., 7%, 2017	45,000	47,489
El Paso Corp., 7.75%, 2032	15,000	14,921
Energy Transfer Equity LP, 7.5%, 2020	55,000	56,650
Enterprise Products Partners LP, FRN, 8.375%, 2066	20,000	21,475
Enterprise Products Partners LP, FRN, 7.034%, 2068	12,000	12,450
Kinder Morgan Energy Partners, 5.85%, 2012	97,000	104,008
Kinder Morgan Finance Corp., 5.35%, 2011	169,000	169,000
Spectra Energy Capital LLC, 8%, 2019	66,000	80,405

		$750,764

Network & Telecom – 2.3%
AT&T, Inc., 5.5%, 2018	$70,000	$77,762
CenturyLink, Inc., 7.6%, 2039	90,000	90,711
Cincinnati Bell, Inc., 8.25%, 2017	10,000	9,900
Cincinnati Bell, Inc., 8.75%, 2018	35,000	32,811
Citizens Communications Co., 9%, 2031	15,000	15,411
France Telecom, 4.375%, 2014	80,000	85,478
Frontier Communications Corp., 8.5%, 2020	35,000	38,238
Qwest Communications International, Inc., 8%, 2015	10,000	10,750
Qwest Communications International, Inc., 7.125%, 2018 (n)	35,000	36,225
Qwest Corp., 7.5%, 2014	65,000	72,800
Telefonica S.A., 5.877%, 2019	80,000	81,740
Verizon Communications, Inc., 8.75%, 2018	80,000	104,465
Verizon New England, Inc., 6.5%, 2011	60,000	62,334
Windstream Corp., 8.625%, 2016	70,000	73,675
Windstream Corp., 8.125%, 2018	5,000	5,250
Windstream Corp., 7.75%, 2020	15,000	15,450

		$813,000

Oil Services – 0.3%
Basic Energy Services, Inc., 7.125%, 2016	$15,000	$14,550
Edgen Murray Corp., 12.25%, 2015	20,000	17,400
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	20,000	18,900
Pioneer Drilling Co., 9.875%, 2018	35,000	37,013
Pride International, Inc., 6.875%, 2020	8,000	8,300

Issuer	Shares/Par	Value ($)

BONDS – continued
Oil Services – continued
Trinidad Drilling Ltd., 7.875%, 2019 (z)	$15,000	$15,150

		$111,313

Other Banks & Diversified Financials – 3.5%
Banco Santander U.S. Debt S.A.U., 2.991%, 2013 (n)	$200,000	$194,294
Bank of China (Hong Kong) Ltd., 5.55%, 2020 (n)	135,000	141,041
Bosphorus Financial Services Ltd., FRN, 2.085%, 2012 (z)	31,250	30,798
Capital One Financial Corp., 10.25%, 2039	100,000	107,000
Citigroup Capital XXI, 8.3% to 2037, FRN to 2057	25,000	26,000
Citigroup, Inc., 6.375%, 2014	80,000	88,417
Citigroup, Inc., 6.01%, 2015	60,000	65,822
Citigroup, Inc., 8.5%, 2019	52,000	64,555
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	102,000	117,233
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	110,000	108,610
Santander UK PLC, 8.963% to 2030, FRN to 2049	49,000	51,695
Svenska Handelsbanken AB, 4.875%, 2014 (n)	110,000	116,929
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	120,000	115,200

		$1,227,594

Pharmaceuticals – 1.5%
Celgene Corp., 3.95%, 2020	$130,000	$123,594
Pfizer, Inc., 6.2%, 2019	160,000	187,418
Roche Holdings, Inc., 6%, 2019 (n)	140,000	162,797
Teva Pharmaceutical Finance LLC, 5.55%, 2016	39,000	43,937
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	5,000	4,975
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	5,000	4,938

		$527,659

Pollution Control – 0.6%
Allied Waste North America, Inc., 7.125%, 2016	$125,000	$132,344
Republic Services, Inc., 5.25%, 2021	80,000	84,311

		$216,655

Printing & Publishing – 0.3%
American Media, Inc., 13.5%, 2018 (z)	$3,347	$3,401
McClatchy Co., 11.5%, 2017	10,000	11,237
Nielsen Finance LLC, 11.5%, 2016	20,000	23,100
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	66,000	69,300
Nielsen Finance LLC, 7.75%, 2018 (n)	10,000	10,350

		$117,388

Railroad & Shipping – 0.4%
Kansas City Southern Railway, 8%, 2015	$45,000	$48,375
Panama Canal Railway Co., 7%, 2026 (n)	93,800	84,420

		$132,795

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – 1.5%
Boston Properties LP, REIT, 4.125%, 2021	$120,000	$113,764
Developers Diversified Realty Corp., REIT, 7.875%, 2020	10,000	11,199
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	30,000	31,725
Kimco Realty Corp., REIT, 6.875%, 2019	22,000	24,889
Simon Property Group, Inc., REIT, 6.1%, 2016	190,000	212,993
WEA Finance LLC, REIT, 5.4%, 2012 (n)	50,000	53,006
WEA Finance LLC, REIT, 6.75%, 2019 (n)	60,000	66,841

		$514,417

Restaurants – 0.1%
Dunkin Finance Corp., 9.625%, 2018 (n)	$15,000	$15,150

Retailers – 1.9%
AutoZone, Inc., 6.5%, 2014	$150,000	$166,580
Express LLC/Express Finance Corp., 8.75%, 2018	20,000	21,250
Limited Brands, Inc., 5.25%, 2014	25,000	25,875
Limited Brands, Inc., 6.9%, 2017	25,000	26,563
Limited Brands, Inc., 6.95%, 2033	15,000	14,025
Macy’s, Inc., 8.375%, 2015	120,000	140,400
Neiman Marcus Group, Inc., 10.375%, 2015	35,000	36,969
QVC, Inc., 7.375%, 2020 (n)	25,000	26,188
Rent-A-Center, Inc., 6.625%, 2020	5,000	4,975
Sally Beauty Holdings, Inc., 10.5%, 2016	45,000	49,613
Staples, Inc., 9.75%, 2014	80,000	96,948
Toys “R” Us Property Co. II LLC, 8.5%, 2017	15,000	16,125
Toys “R” Us, Inc., 10.75%, 2017	30,000	34,200

		$659,711

Specialty Stores – 0.3%
Giraffe Acquisition Corp., 9.125%, 2018 (n)	$25,000	$26,063
Michaels Stores, Inc., 11.375%, 2016	25,000	27,250
Michaels Stores, Inc., 7.75%, 2018 (n)	20,000	19,950
Payless ShoeSource, Inc., 8.25%, 2013	44,000	44,770

		$118,033

Supermarkets – 0.3%
Delhaize Group, 5.875%, 2014	$90,000	$99,320

Supranational – 0.4%
Central American Bank, 4.875%, 2012 (n)	$140,000	$144,211

Telecommunications – Wireless – 1.8%
American Tower Corp., 4.625%, 2015	$40,000	$41,788
Clearwire Corp., 12%, 2015 (n)	70,000	75,425
Cricket Communications, Inc., 7.75%, 2016	20,000	20,750
Crown Castle International Corp., 9%, 2015	20,000	22,050
Crown Castle International Corp., 7.125%, 2019	60,000	63,450
Crown Castle Towers LLC, 6.113%, 2020 (n)	104,000	108,505
MetroPCS Wireless, Inc., 7.875%, 2018	10,000	10,375
Nextel Communications, 7.375%, 2015	35,000	35,044
NII Holdings, Inc., 10%, 2016	30,000	33,225
NII Holdings, Inc., 8.875%, 2019	20,000	21,550
Rogers Cable, Inc., 5.5%, 2014	79,000	86,278
SBA Communications Corp., 8.25%, 2019	10,000	10,925

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Sprint Capital Corp., 6.875%, 2028	$15,000	$13,125
Sprint Nextel Corp., 8.375%, 2017	70,000	75,075
Sprint Nextel Corp., 8.75%, 2032	15,000	15,150

		$632,715

Telephone Services – 0.1%
Frontier Communications Corp., 8.125%, 2018	$40,000	$43,900

Tobacco – 1.2%
Altria Group, Inc., 9.25%, 2019	$130,000	$169,655
Lorillard Tobacco Co., 8.125%, 2019	37,000	41,171
Lorillard Tobacco Co., 6.875%, 2020	50,000	51,642
Reynolds American, Inc., 6.75%, 2017	135,000	150,892

		$413,360

Transportation – Services – 1.0%
American Petroleum Tankers LLC, 10.25%, 2015 (n)	$15,000	$15,525
Commercial Barge Line Co., 12.5%, 2017	40,000	46,200
Erac USA Finance Co., 6.375%, 2017 (n)	110,000	122,115
Hertz Corp., 8.875%, 2014	35,000	35,788
Hertz Corp., 7.5%, 2018 (n)	20,000	20,750
Hertz Corp., 7.375%, 2021 (z)	35,000	35,350
Navios Maritime Acquisition Corp., 8.625%, 2017 (n)	15,000	15,338
Navios Maritime Holdings, Inc., 8.875%, 2017	20,000	21,650
Swift Services Holdings, Inc., 10%, 2018 (z)	20,000	20,950

		$333,666

U.S. Government Agencies and Equivalents – 1.7%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$20,000	$19,446
Small Business Administration, 6.35%, 2021	53,484	58,181
Small Business Administration, 4.34%, 2024	107,281	112,488
Small Business Administration, 4.99%, 2024	128,583	137,179
Small Business Administration, 4.86%, 2025	151,498	161,216
Small Business Administration, 4.625%, 2025	59,056	62,425
Small Business Administration, 5.11%, 2025	52,884	56,680

		$607,615

U.S. Treasury Obligations – 0.4%
U.S. Treasury Notes, 2.625%, 2016	$40,000	$41,053
U.S. Treasury Notes, 4.625%, 2017 (f)	100,000	112,586

		$153,639

Utilities – Electric Power – 3.8%
AES Corp., 8%, 2017	$65,000	$68,738
Allegheny Energy, Inc., 5.75%, 2019 (n)	90,000	90,589
Calpine Corp., 8%, 2016 (n)	35,000	37,186
Calpine Corp., 7.875%, 2020 (n)	25,000	25,312
CMS Energy Corp., 4.25%, 2015	90,000	89,116
Colbun S.A., 6%, 2020 (n)	100,000	104,006
Covanta Holding Corp., 7.25%, 2020	10,000	10,138
Duke Energy Corp., 6.3%, 2014	72,000	80,197
Duke Energy Corp., 3.35%, 2015	140,000	144,122
Dynegy Holdings, Inc., 7.75%, 2019	50,000	33,375
Edison Mission Energy, 7%, 2017	65,000	51,513
EDP Finance B.V., 6%, 2018 (n)	130,000	121,508

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Energy Future Holdings Corp., 10%, 2020 (n)	$45,000	$46,295
Energy Future Holdings Corp., 10%, 2020	70,000	72,189
Entergy Corp., 5.125%, 2020	51,000	50,315
Exelon Generation Co. LLC, 5.35%, 2014	40,000	43,303
Exelon Generation Co. LLC, 5.2%, 2019	65,000	68,000
FirstEnergy Corp., 6.45%, 2011	4,000	4,163
Genon Escrow Corp., 9.875%, 2020 (n)	35,000	34,738
NRG Energy, Inc., 7.375%, 2016	35,000	35,875
Pacific Gas & Electric Co., 4.2%, 2011	80,000	80,454
Texas Competitive Electric Holdings LLC, 10.25%, 2015	40,000	22,600

		$1,313,732

Total Bonds (Identified Cost, $32,568,743)		$33,657,807

FLOATING RATE LOANS (g)(r) – 0.6%
Automotive – 0.3%
Allison Transmission, Inc., Term Loan B, 3.02%, 2014	$68,043	$66,413
Ford Motor Co., Term Loan B-1,, 3.02%, 2013	22,548	22,439

		$88,852

Broadcasting – 0.1%
Gray Television, Inc., Term Loan B, 3.78%, 2014	$12,948	$12,611
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	12,688	12,703

		$25,314

Building – 0.0%
Goodman Global Holdings, Inc., 2nd Lien Term Loan, 9%, 2017	$1,683	$1,733

Consumer Services – 0.0%
Realogy Corp., Letter of Credit, 3.3%, 2013	$2,186	$2,046
Realogy Corp., Term Loan, 3.28%, 2013	16,047	15,018

		$17,064

Financial Institutions – 0.0%
American General Financial Corp., Term Loan B, 7.25%, 2015	$6,129	$6,209

Gaming & Lodging – 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014 (d)	$47,816	$837
MGM Mirage, Term Loan, 7%, 2014 (o)	49,057	46,323

		$47,160

Utilities – Electric Power – 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.76%, 2014	$29,583	$22,819

Total Floating Rate Loans (Identified Cost, $232,572)		$209,151

Issuer			Shares/Par	Value ($)

COMMON STOCKS – 0.2%
Automotive – 0.0%
Accuride Corp. (a)			881	$13,990

Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (a)			6	$14,250

Construction – 0.0%
Nortek, Inc. (a)			252	$9,072

Printing & Publishing – 0.1%
American Media Operations, Inc. (a)			858	$12,244
Quad/Graphics, Inc. (a)			51	2,104

				$14,348

Total Common Stocks (Identified Cost, $46,114)				$51,660

	Strike Price	First Exercise
WARRANTS – 0.1%
Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $29,132) (a)	$0.01	7/14/10	15	$35,625

PREFERRED STOCKS – 0.1%
Automotive – 0.1%
General Motors Co., 4.75% (a)			670	$36,254

Other Banks & Diversified Financials – 0.0%
Citigroup Capital XIII, 7.87% (a)			300	$8,073

Total Preferred Stocks (Identified Cost, $41,000)				$44,327

MONEY MARKET FUNDS (v) – 6.3%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value			2,205,257	$2,205,257

Total Investments (Identified Cost, $35,122,818)				$36,203,827

OTHER ASSETS, LESS LIABILITIES – (3.9)%				(1,342,795)

Net Assets – 100.0%				$34,861,032

MFS Strategic Income Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(e)	Guaranteed by Minister for Finance of Ireland.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,578,103 representing 21.7% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AMC Entertainment, Inc., 9.75%, 2020	12/01/10	$15,000	$15,600
American Media, Inc., 13.5%, 2018	12/22/10	3,401	3,401
ARCap REIT, Inc., CDO, “H”, 6.078%, 2045	9/21/04	87,796	5,750
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040	3/01/06	187,219	85,353
Bonten Media Acquisition Co., 9%, 2015	5/31/07-11/15/10	11,471	5,994
Bosphorus Financial Services Ltd., FRN, 2.085%, 2012	3/08/05	31,250	30,798
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	24,371	24,722
Bresnan Broadband Holdings LLC, 8%, 2018	12/01/10	5,000	5,150
Capital Trust Realty Ltd., CDO, 5.16%, 2035	9/16/10	110,136	110,550
Citadel Broadcasting Corp., 7.75%, 2018	12/06/10	5,000	5,175
Crest Ltd., “A1” CDO, FRN, 0.769%, 2018	1/21/10	74,305	83,417
Energy XXI Gulf Coast, Inc., 9.25%, 2017	12/03/10	40,000	41,600
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	93,936	84,433
Falcon Franchise Loan LLC, FRN, 3.058%, 2025	1/29/03	36,403	30,295
Hertz Corp., 7.375%, 2021	12/06/10	35,000	35,350
LBI Media, Inc., 8.5%, 2017	7/18/07	29,630	24,375
Local TV Finance LLC, 9.25%, 2015	11/13/07-11/30/10	42,560	39,409
Morgan Stanley Capital I, Inc., FRN, 1.419%, 2039	7/20/04	28,942	20,968
NAI Entertainment Holdings LLC, 8.25%, 2017	12/02/10-12/20/10	15,530	15,750
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10-12/08/10	19,507	19,650
Nortek, Inc., 10%, 2018	11/18/10	5,000	5,163
Novelis, Inc., 8.375%, 2017	12/10/10	15,149	15,525
Novelis, Inc., 8.75%, 2020	12/10/10	5,000	5,188
Polypore International, Inc., 7.5%, 2017	11/10/10	5,000	5,100
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013	12/06/04	176,523	171,611
Salomon Brothers Mortgage Securities, Inc., FRN, 7.078%, 2032	1/07/05	138,900	141,446
Sappi Papier Holding GmbH, 6.75%, 2012	7/29/10-8/02/10	15,079	15,382
Scotts Miracle-Gro Co., 6.625%, 2020	12/13/10	5,000	5,000
SIRIUS XM Radio, Inc., 13%, 2013	12/15/10	11,865	11,900

MFS Strategic Income Series

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Swift Services Holdings, Inc., 10%, 2018	12/15/10	$20,000	$20,950
Syniverse Holdings, Inc., 9.125%, 2019	12/16/10	20,443	20,650
Trinidad Drilling Ltd., 7.875%, 2019	12/09/10	14,887	15,150
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	96,177	95,950
Total Restricted Securities			$1,216,755
% of Net Assets			3.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

CNY	Chinese Yuan Renminbi

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	Korean Won

SEK	Swedish Krona

Derivative Contracts at 12/31/10

Forward Foreign Currency Exchange Contracts at 12/31/10

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	CNY	JPMorgan Chase Bank N.A.	1,149,000	1/18/11	$172,782	$174,325	$1,543
BUY	EUR	Citibank N.A.	16,000	1/12/11	21,187	21,381	194
SELL	GBP	Barclays Bank PLC	121,084	1/12/11	192,766	188,772	3,994
SELL	GBP	Deutsche Bank AG	121,084	1/12/11	192,722	188,772	3,950
BUY	IDR	JPMorgan Chase Bank N.A.	488,308,000	1/14/11	53,981	54,113	132
BUY	KRW	JPMorgan Chase Bank N.A.	49,793,000	1/05/11	42,605	43,872	1,267
SELL	KRW	JPMorgan Chase Bank N.A.	32,551,000	1/05/11	28,802	28,680	122

							$11,202

Liability Derivatives
SELL	CAD	Credit Suisse Group	38,902	1/12/11	$38,679	$39,119	$(440)
SELL	CAD	Goldman Sachs International	159,978	1/12/11	156,376	160,871	(4,495)
BUY	EUR	JPMorgan Chase Bank N.A.	74,527	1/12/11	103,744	99,590	(4,154)
SELL	EUR	UBS AG	1,073,531	3/15/11	1,417,961	1,434,222	(16,261)
SELL	JPY	JPMorgan Chase Bank N.A.	30,086,390	1/12/11	367,881	370,596	(2,715)
BUY	KRW	JPMorgan Chase Bank N.A.	32,551,000	1/27/11	28,776	28,647	(129)
SELL	KRW	Deutsche Bank AG	17,242,000	1/05/11	14,974	15,192	(218)
SELL	KRW	HSBC Bank	12,202,000	1/12/11	10,597	10,747	(150)
SELL	KRW	JPMorgan Chase Bank N.A.	20,285,000	1/27/11	17,612	17,852	(240)
BUY	SEK	Credit Suisse Group	36,840	1/12/11	5,493	5,476	(17)

							$(28,819)

MFS Strategic Income Series

Portfolio of Investments – continued

Futures Contracts Outstanding at 12/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	1	$122,125	March - 2011	$4,965

Swap Agreements at 12/31/10

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
9/20/14	USD	160,000	Goldman Sachs International (a)	1.00% (fixed rate)	(1)	$3,246

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill, Inc., 7.375%, 10/01/25, an A2 rated bond. The fund entered into the contract to gain issuer exposure.

(a)	Net unamortized premiums received by the fund amounted to $273.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody's Investor Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index's reference basket of securities.

At December 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS   |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $32,917,561)	$33,998,570
Underlying funds, at cost and value	2,205,257
Total investments, at value (identified cost, $35,122,818)	$36,203,827
Receivables for
Forward foreign currency exchange contracts	11,202
Investments sold	68,551
Fund shares sold	17,651
Interest	531,043
Swaps, at value (net unamortized premiums received, $273)	3,246
Receivable from investment adviser	5,475
Other assets	761
Total assets		$36,841,756
Liabilities
Payable to custodian	$1,866,375
Payables for
Forward foreign currency exchange contracts	28,819
Daily variation margin on open futures contracts	1,125
Investments purchased	16,456
Fund shares reacquired	37,889
Payable to affiliates
Investment adviser	1,334
Shareholder servicing costs	64
Distribution and/or service fees	92
Administrative services fee	96
Payable for independent Trustees’ compensation	1
Accrued expenses and other liabilities	28,473
Total liabilities		$1,980,724
Net assets		$34,861,032
Net assets consist of
Paid-in capital	$34,179,025
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,072,452
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,912,562)
Undistributed net investment income	1,522,117
Net assets		$34,861,032
Shares of beneficial interest outstanding		3,449,495

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$28,120,173	2,773,657	$10.14
Service Class	6,740,859	675,838	9.97

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS   |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$2,039,834
Dividends	1,115
Dividends from underlying funds	2,369
Total investment income		$2,043,318
Expenses
Management fee	$242,801
Distribution and/or service fees	17,129
Shareholder servicing costs	4,517
Administrative services fee	17,502
Independent Trustees’ compensation	1,567
Custodian fee	30,461
Shareholder communications	21,259
Auditing fees	63,499
Legal fees	827
Miscellaneous	12,474
Total expenses		$412,036
Fees paid indirectly	(44)
Reduction of expenses by investment adviser	(111,333)
Net expenses		$300,659
Net investment income		$1,742,659
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$415,170
Futures contracts	37,099
Swap transactions	1,070
Foreign currency transactions	165,253
Net realized gain (loss) on investments and foreign currency transactions		$618,592
Change in unrealized appreciation (depreciation)
Investments	$943,726
Futures contracts	38,533
Swap transactions	(371)
Translation of assets and liabilities in foreign currencies	(52,584)
Net unrealized gain (loss) on investments and foreign currency translation		$929,304
Net realized and unrealized gain (loss) on investments and foreign currency		$1,547,896
Change in net assets from operations		$3,290,555

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS   |   STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$1,742,659	$1,658,870
Net realized gain (loss) on investments and foreign currency transactions	618,592	(677,492)
Net unrealized gain (loss) on investments and foreign currency translation	929,304	5,387,843
Change in net assets from operations	$3,290,555	$6,369,221
Distributions declared to shareholders
From net investment income	$(1,656,044)	$(2,840,435)
Change in net assets from fund share transactions	$(1,174,505)	$4,707,311
Total change in net assets	$460,006	$8,236,097
Net assets
At beginning of period	34,401,026	26,164,929
At end of period (including undistributed net investment income of $1,522,117 and $1,243,852, respectively)	$34,861,032	$34,401,026

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.68	$8.72	$10.55	$10.67	$10.64
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.51	$0.56	$0.59	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	0.45	1.41	(1.76)	(0.20)	0.11
Total from investment operations	$0.95	$1.92	$(1.20)	$0.39	$0.68
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.96)	$(0.63)	$(0.51)	$(0.57)
From net realized gain on investments	—	—	—	—	(0.08)
Total distributions declared to shareholders	$(0.49)	$(0.96)	$(0.63)	$(0.51)	$(0.65)
Net asset value, end of period	$10.14	$9.68	$8.72	$10.55	$10.67
Total return (%) (k)(r)(s)	10.11	24.25	(12.12)	3.79	6.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.18	1.21	1.16	1.36
Expenses after expense reductions (f)	0.82	0.85	0.85	0.85	0.88
Net investment income	5.07	5.63	5.66	5.63	5.43
Portfolio turnover	46	52	41	49	66
Net assets at end of period (000 omitted)	$28,120	$27,652	$20,331	$32,507	$30,008

See Notes to Financial Statements

MFS Strategic Income Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.53	$8.60	$10.40	$10.54	$10.52
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.48	$0.53	$0.56	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	1.39	(1.73)	(0.21)	0.11
Total from investment operations	$0.91	$1.87	$(1.20)	$0.35	$0.64
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.94)	$(0.60)	$(0.49)	$(0.54)
From net realized gain on investments	—	—	—	—	(0.08)
Total distributions declared to shareholders	$(0.47)	$(0.94)	$(0.60)	$(0.49)	$(0.62)
Net asset value, end of period	$9.97	$9.53	$8.60	$10.40	$10.54
Total return (%) (k)(r)(s)	9.79	23.88	(12.26)	3.42	6.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.43	1.47	1.41	1.62
Expenses after expense reductions (f)	1.07	1.10	1.10	1.10	1.13
Net investment income	4.83	5.40	5.46	5.39	5.18
Portfolio turnover	46	52	41	49	66
Net assets at end of period (000 omitted)	$6,741	$6,749	$5,834	$8,192	$6,684

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

MFS Strategic Income Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may

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Notes to Financial Statements – continued

differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, and swap contracts. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$69,493	$62,119	$—	$131,612
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	761,254	—	761,254
Non-U.S. Sovereign Debt	—	6,974,105	—	6,974,105
Corporate Bonds	—	19,186,711	3,401	19,190,112
Residential Mortgage-Backed Securities	—	560,060	—	560,060
Commercial Mortgage-Backed Securities	—	660,538	—	660,538
Asset-Backed Securities (including CDOs)	—	421,521	—	421,521
Foreign Bonds	—	5,090,217	—	5,090,217
Floating Rate Loans	—	209,151	—	209,151
Mutual Funds	2,205,257	—	—	2,205,257
Total Investments	$2,274,750	$33,925,676	$3,401	$36,203,827

Other Financial Instruments
Futures	$4,965	$—	$—	$4,965
Swaps	—	3,246	—	3,246
Forward Currency Contracts	—	(17,617)	—	(17,617)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Corporate Bond	Total
Balance as of 12/31/09	$1,606	$—	$1,606
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(1,196)	—	(1,196)
Change in unrealized appreciation (depreciation)	(410)	0	(410)
Purchases	—	—	—
Sales	—	—	—
Transfers into level 3	—	3,401	3,401
Transfers out of level 3	—	—	—
Balance as of 12/31/10	$—	$3,401	$3,401

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2010 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct

MFS Strategic Income Series

Notes to Financial Statements – continued

investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$4,965	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	11,202	(28,819)
Credit Contracts	Credit Default Swaps	3,246	—
Total		$19,413	$(28,819)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Foreign Currency Transactions
Interest Rate Contracts	$37,099	$—	$—
Foreign Exchange Contracts		—	174,139
Credit Contracts	—	1,070	—
Total	$37,099	$1,070	$174,139

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate Contracts	$38,533	$—	$—
Foreign Exchange Contracts	—	—	(53,090)
Credit Contracts	—	(371)	—
Total	$38,533	$(371)	$(53,090)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded

MFS Strategic Income Series

Notes to Financial Statements – continued

under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and

MFS Strategic Income Series

Notes to Financial Statements – continued

will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At December 31, 2010, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

MFS Strategic Income Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$1,656,044	$2,840,435

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$35,322,977
Gross appreciation	1,966,441
Gross depreciation	(1,085,591)
Net unrealized appreciation (depreciation)	$880,850
Undistributed ordinary income	1,780,663
Capital loss carryforwards	(1,684,312)
Other temporary differences	(295,194)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(734,062)
12/31/17	(950,250)
Total	$(1,684,312)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$1,336,828	$2,204,105
Service Class	319,216	636,330
Total	$1,656,044	$2,840,435

MFS Strategic Income Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Prior to May 1, 2010, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses did not exceed 0.15% of the fund’s average daily net assets. This written agreement terminated on April 30, 2010. For the period January 1, 2010 through April 30, 2010, this reduction amounted to $33,165 and is reflected as a reduction of total expenses in the Statements of Operations.

Effective May 1, 2010 the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012. For the period May 1, 2010 through December 31, 2010, this reduction amounted to $77,999 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $4,005, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $512.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0504% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $340 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $169, which is shown as a reduction of

MFS Strategic Income Series

Notes to Financial Statements – continued

total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$45,451	$154,130
Investments (non-U.S. Government securities)	$16,142,409	$15,121,165

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	557,643	$5,530,413	929,062	$8,390,344
Service Class	267,644	2,579,652	240,607	2,104,494
	825,287	$8,110,065	1,169,669	$10,494,838
Shares issued to shareholders in reinvestment of distributions
Initial Class	139,689	$1,336,828	272,448	$2,204,105
Service Class	33,851	319,216	79,741	636,330
	173,540	$1,656,044	352,189	$2,840,435
Shares reacquired
Initial Class	(779,888)	$(7,716,586)	(675,769)	$(6,084,617)
Service Class	(333,588)	(3,224,028)	(290,605)	(2,543,345)
	(1,113,476)	$(10,940,614)	(966,374)	$(8,627,962)
Net change
Initial Class	(82,556)	$(849,345)	525,741	$4,509,832
Service Class	(32,093)	(325,160)	29,743	197,479
	(114,649)	$(1,174,505)	555,484	$4,707,311

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $387 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,997,163	13,388,310	(13,180,216)	2,205,257

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,369	$2,205,257

MFS Strategic Income Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Strategic Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Series as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

MFS Strategic Income Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999)

OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

MFS Strategic Income Series

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

MFS Strategic Income Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo James Calmas Robert Persons Matthew Ryan Erik Weisman

MFS Strategic Income Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

MFS Strategic Income Series

Board Review of Investment Advisory Agreement – continued

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2009, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2009 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

MFS Strategic Income Series

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of the MFS Web site (mfs.com).

MFS Strategic Income Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products and Performance” section of mfs.com.

MFS Strategic Income Series

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2010 and 2009, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Core Equity Series	40,484	39,706
MFS Growth Series	40,484	39,706
MFS Global Equity Series	39,767	39,003
MFS High Income Series	57,837	56,719
MFS Investors Growth Stock Series	39,767	39,003
MFS Investors Trust Series	39,767	39,003
MFS Mid Cap Growth Series	39,767	39,003
MFS New Discovery Series	39,767	39,003
MFS Research Bond Series	54,158	53,112
MFS Research International Series	39,759	38,995
MFS Research Series	40,484	39,706
MFS Strategic Income Series	54,332	53,282
MFS Total Return Series	53,390	52,359
MFS Utilities Series	39,767	39,003
MFS Value Series	40,484	39,706
Total	660,014	647,309

For the fiscal years ended December 31, 2010 and 2009, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Core Equity Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Growth Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Global Equity Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS High Income Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Investors Growth Stock Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Investors Trust Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Mid Cap Growth Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS New Discovery Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Research Bond Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Research International Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Research Series	2,400	2,400	4,664	4,573	1,376	1,166

To MFS Strategic Income Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Total Return Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Utilities Series	2,400	2,400	4,664	4,573	1,376	1,166
To MFS Value Series	2,400	2,400	4,664	4,573	1,376	1,166
Total fees billed by Deloitte To above Funds:	36,000	36,000	69,960	68,595	20,640	17,490
To MFS and MFS Related Entities of MFS Core Equity Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Growth Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Global Equity Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS High Income Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Investors Trust Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS New Discovery Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Research Bond Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Research International Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Research Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Strategic Income Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Total Return Series*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Utilities Series*	1,241,490	1,061,841	0	0	60,000	59,174

To MFS and MFS Related Entities of MFS Value Series*	1,241,490	1,061,841	0	0	60,000	59,174

	2010		2009
Aggregate fees for non-audit services:
To MFS Core Equity Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Growth Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Global Equity Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS High Income Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Investors Trust Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS New Discovery Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Research Bond Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Research International Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Research Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Strategic Income Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Total Return Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Utilities Series, MFS and MFS Related Entities#	1,784,826		1,227,279
To MFS Value Series, MFS and MFS Related Entities#	1,784,826		1,227,279

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: February 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: February 14, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 14, 2011

*	Print name and title of each signing officer under his or her signature.